Exhibit 10.47

CONTRACT TO SELL AND LEASE REAL ESTATE

(“CONTRACT”)

This Agreement made the 25th day of December 2011, (“Contract Date”): MIDWEST COAL RESERVES OF KENTUCKY, LLC, a Delaware limited liability company with an address of 701 Market Street, Suite 965, St. Louis, Missouri 63101 (“Seller”), agrees to sell, and ARMSTRONG COAL COMPANY, INC. a Delaware corporation, with an address of 407 Brown Rd., Madisonville, Kentucky 42431 (“Buyer”), agrees to buy all of Sellers’ right, title and interest, in and to the NUMBER 9 SEAM OF COAL ONLY in, on, or underlying certain tracts and property in Union County, Kentucky, which are described in Exhibit A to the form of the Corporation Special Warranty Deed and generally situated within the boundaries depicted upon the map Exhibit B to the form of the Corporation Special Warranty Deed attached hereto as Exhibit A (the Kentucky Number 9 Seam of Coal contained in, on, or underlying the tracts so described and sold hereunder referred to herein as the “Property”). In addition to the sale of the Property, Seller will lease to Buyer approximately 2,000 acres of Number 9 seam of coal only containing approximately 9,457,024 recoverable tons of Kentucky Number 9 seam of coal under the terms and conditions of an Underground Coal Mining Lease attached hereto as Exhibit C (the “Lease”) including the grant to Buyer of the option to lease additional Kentucky Number 9 Coal (the “Lease Option Property”), as described in the Lease. All of the foregoing is based upon the following terms and conditions:

1. PURCHASE PRICE. Midwest and Armstrong agree that the Property contains a total of 4,505,551 clean recoverable tons of Kentucky Number 9 seam coal. Buyer shall purchase from Seller the Property including the clean, recoverable tons contained in the Property for a purchase price of $2.00 per ton for a total purchase price of Nine Million, Eleven Thousand, One Hundred Two Dollars ($9,011,102.00), plus an overriding royalty of two percent (2%) of gross selling price of each ton of coal produced and sold from the Property (the “Purchase Price”), consisting of the following:

(a)	SIX MILLION SEVEN THOUSAND FOUR HUNDRED ONE AND 33/100 DOLLARS ($6,007,401.33) cash (“Cash Payment”) payable at the Closing (defined below); plus

(b)	THREE MILLION THREE THOUSAND SEVEN HUNDRED AND 67/100 DOLLARS ($3,003,700.67) as evidenced by a negotiable promissory note due and payable on June 30, 2012, in the form attached hereto as Exhibit B, to be secured by a Mortgage, Security Agreement and Financing Statement in the form attached as Exhibit F and UCC-1 Financing Statement (As-Extracted Collateral) in the form attached as Exhibit G, all to be executed and delivered by Buyer to Seller at the Closing (as defined below);

(c)	An Overriding Royalty of two percent (2%) of gross selling price on each ton of coal produced and sold from the Property. The Overriding Royalty shall be evidenced by an Overriding Royalty Agreement in the form attached as Exhibit E to be executed and delivered by Buyer to Seller at the Closing (as defined below).

The Cash Payment shall be made by wire or interbank transfer, to such account as Seller may designate, in immediately available funds.

Union County, Ky.	12/28/11

2. EXCEPTIONS. The Parties understand and agree that this Contract does not apply to any surface, other coal seams or other minerals including Coalbed Methane (CBM) or Coal Mine Methane (CMM) within the Property.

3. TITLE. Seller does not warrant the title to the Property generally. Seller does specially warrant title as provided in its Corporation Special Warranty Deed, attached hereto and made a part hereof, as Exhibit A. Other than as provided in Seller’s Corporation Special Warranty Deed, Seller shall have no liability to Buyer for any impairment of or interference with Buyer’s rights by persons claiming title interests in derogation to that of Seller. Buyer acknowledges that Seller has furnished to Buyer copies of all title information in its possession and readily available to them, including copies of abstracts of title, commitments for title insurance and title insurance policies, if existing. Abstracts of title, if existing, shall not be brought down to current date by Seller. Seller shall not bear any third party expenses whatsoever relating to the production of any such title information.

Seller shall convey title to the Property to Buyer by Corporation Special Warranty Deed in a form substantially similar to Exhibit A. Sellers will not subdivide the Property for Buyer.

The instruments of conveyance shall contain the following provision(s):

This conveyance is subject to all rights-of-way, easements, leases, deed and plat restrictions, partitions, severances, encumbrances, licenses, reservations and exceptions which are of record as of the date first above written, and to all rights of persons in possession, and to physical conditions, encroachments and possessory rights which would be evident from an inspection of the Property.

The Property is sold “AS IS,” and Seller makes no warranty that either the Coal seams or the surface above or below such seams are safe or suitable for underground and/or surface mining, or suitable for any other purpose or use. The ability to mine such coal seams is not warranted by Seller and Buyer recognizes and accepts that the coal seams may be unsuitable for either surface and/or underground mining for reasons, including, but not limited to, rough, unnatural and unstable surfaces, inadequate subjacent or lateral support, or other conditions arising out of the prior use of the Property.

4. CLOSING. This Contract shall be fulfilled as to the sale of the Property, and the sale closed and possession of the Property given on that date selected by the Parties, but, in no event later than close of business Wednesday, December 28, 2011, at a place to be mutually agreed upon between the parties. Each party shall initiate and timely perform all of such party’s obligations hereunder so as to ensure Closing within the period herein specified.

At the Closing of this Contract, Buyer shall deliver to Seller (i) the Cash Payment, or evidence of its payment, as specified in Paragraph 1(a) above, (ii) a Negotiable Promissory Note, substantially in the form of Exhibit B attached hereto, (iii) the Underground Coal Mining Lease between Buyer and Seller, which will contain an earned royalty of 6% of gross selling price and a recoupable advance royalty of $100 per acre per year for the initial term of five years of the Lease, the form of which shall be substantially in the form of Exhibit C attached hereto and a short form Memorandum thereof for recording purposes in the form which is attached as Exhibit D hereto, (iv) an Overriding Royalty Agreement substantially in the form of

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Exhibit E and (v) a Mortgage, Security Agreement and Financing Statement substantially in the forms of Exhibit F and UCC-1 Financing Statement in the form attached hereto as Exhibit G. Seller shall then execute the Corporation Special Warranty Deed to the Property substantially in the form of Exhibit A and deliver said deed to Buyer. The parties agree to execute any other documents as required by law relative to this transfer. Seller also agrees upon the Closing of this Contract to furnish to Buyer copies of all of its title records, exploration and mining records, if any, and permitting records, if any, related to the Property and to cooperate with Buyer for the provision of the same.

Buyer as Lessee shall pay by wire transfer at the Closing the initial Advance Royalty payment of $200,000.00 based upon 2,000 acres of Leased Property.

Upon the Closing of this Contract each party shall have been deemed to have waived any and all defects of performance hereunder by the other party, as it relates to the Property, other than the payment of good funds, but including defects of title, except to the extent warranted in Seller’s Corporation Special Warranty Deed and as otherwise provided for herein.

5. CLOSING COSTS. Seller shall pay, if and to the extent due, state transfer taxes. Buyer shall pay, if and to the extent due: (a) deed of conveyance recording and registration fees and costs; (b) title insurance premiums, if Buyer wants the title insured; (c) bank transfer fees required to enable Buyer to make all payments hereunder; (d) the commissions, fees, charges, costs and claims of all of Buyer’s real estate broker(s), agent(s) or finder(s), if any; and (e) the cost of performing any survey of the Property required for the recording of Seller’s Corporation Special Warranty Deed desired by Buyer. Seller will pay all unmined coal taxes for 2011. In no event shall Seller be liable for any costs or expenses related to the recording of the deeds of this transaction. The Parties understand and agree that there is no survey required because there is no subdivision being made of any parcel or tract.

6. INDEMNIFICATION.

(a) Notwithstanding any provision to the contrary, Seller hereby agrees to defend and hold Buyer and its members, directors, officers, employees and agents and each of their respective successors and assigns harmless from and against any and all claims, demands, actions, suits, proceedings, judgments, liabilities, damages, costs and expenses of every kind and nature, including, but not limited to, reasonable attorney’s fees and disbursements, and any and all related litigation costs and expenses (collectively, “Damages”), directly or indirectly arising out of, resulting from or in connection with any liability or cause of action which first arose or accrued prior to the Closing Date in connection with the ownership, use or operation of the Property, or arising from any breach by Seller of any of their representations, warranties, covenants or obligations under this Contract or any related instrument or agreement.

(b) Notwithstanding any provision to the contrary, Buyer hereby agrees to defend and hold Seller and its members, directors, officers, employees and agents and each of their respective successors and assigns harmless from and against any and all claims, demands, actions, suits, proceedings, judgments, liabilities, damages, costs and expenses of every kind and nature, including, but not limited to, reasonable attorney’s fees and disbursements, and any and all related litigation costs and expenses (collectively, “Damages”), directly or indirectly arising out of, resulting from or in connection with any liability or cause of action with respect to which first arose or accrued on and after to the Closing Date in connection with the ownership, use or operation of the Property, or arising from any breach by Buyer of any of its representations, warranties, covenants or obligations under this Contract or any related instrument or agreement.

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7. ALCOA 1957 Agreement

(a) Six (6) land contracts referenced in Exhibit A to the Lease and the Additional Lease Area referenced in Exhibit C to the Lease, may be subject to a certain unrecorded Agreement dated October 4, 1957 between Peabody Coal Company, an Illinois corporation, and Aluminum Company of America (the “ALCOA 1957 Agreement”). Peabody Coal Company, an Illinois corporation, and Sentry Royalty Company, a Nevada corporation, among other entities, merged into Peabody Coal Company, a Delaware corporation, as shown by Certification of Agreement of Merger filed March 21, 1968, issued by the Kentucky Secretary of State and recorded in Corporation Book 2, page 615, in the Office of the Union County Clerk. By Deed dated March 29, 1968, recorded in Deed Book 192, page 297, in the Office of the Union County Clerk, the premises subject to the Lease and the premises of the Additional Lease Area were conveyed to Peabody Coal Company, a Delaware corporation, which entity is one of Seller’s predecessors in title. The ALCOA 1957 Agreement cannot be located in the files of Seller, Seller’s parent corporations or Seller’s affiliates. It cannot be located in the files of Peabody Coal Company, a Delaware corporation, now Heritage Coal Company LLC, a Delaware limited liability company, a non-affiliate of Seller. The Seller and Buyer agree to exert their best efforts and to jointly approach ALCOA and ALCOA’S subsidiary land company for Kentucky, Alcoa Fuels, Inc., formerly Alcoa Properties, Inc., and request them to produce a copy of the ALCOA 1957 Agreement or, in lieu thereof, a written statement that no such agreement can be found or there is no such agreement presently in existence which would have any valid or binding force or effect and that if there is, that such agreement is or has been deemed terminated and to be of no force or effect (the “ALCOA Statement of No Agreement”). Seller and Buyer covenant and agree to diligently pursue the above-mentioned efforts and joint approach to ALCOA so long as there appears to be any reasonable prospect of obtaining a copy of the ALCOA 1957 Agreement or the ALCOA Statement of No Agreement.

(b) In the event the ALCOA 1957 Agreement is located and it impairs title to the leasehold estate in the Lease and, in the event the Option is or has been exercised by Buyer and it also impairs title to the leasehold estate of the Additional Lease Area, then, in such event or events, the Seller shall have the sole responsibility and sole opportunity to cure the title defect at its sole cost and expense (the “Seller’s Cure Attempts”) and this provision shall prevail over the title provisions in Section 8 of the Lease. In the event the ALCOA 1957 Agreement does not impair title to the leasehold estate(s), the parties agree that there exists no compensable damage to Buyer. The mere possible existence of the ALCOA 1957 Agreement is not considered by the Parties to be a title defect. In the event Seller’s Cure Attempts of the title defects to the leasehold estate(s) are unsuccessful, then Seller shall, upon Buyer’s written demand for indemnification, reimburse or compensate, and thereby indemnify Buyer, for the value of the defect. The Seller and Buyer wish for the Lease and Option provisions of this Contract to be completed at the present time and not be delayed until the location of the ALCOA 1957 Agreement or the obtaining of the ALCOA Statement of No Agreement. Seller and Buyer agree that the maximum amount required to be paid by Seller to Buyer as reimbursement shall be (i) no greater than the total amount paid by Buyer to Seller in Advance Royalties under the Lease, and (ii) in the event of the exercise of the Option, the additional amount of Advance Royalties paid upon the resulting lease of the Additional Lease Area.

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(c) In the event the ALCOA 1957 Agreement is located and it impairs title to the fee coal estate in the Corporation Special Warranty Deed, then, in such event, the Seller shall have the sole responsibility and sole opportunity to cure the title defect at its sole cost and expense (the “Seller’s Cure Attempts”). In the event the ALCOA 1957 Agreement does not impair title to the fee coal estate, the parties agree that there exists no compensable damage to Buyer. The mere possible existence of the ALCOA 1957 Agreement is not considered by the Parties to be a title defect. In the event Seller’s Cure Attempts of the title defects to the fee coal estate is unsuccessful, then Seller shall, upon Buyer’s written demand for indemnification, reimburse or compensate, and thereby indemnify Buyer, for the value of the defect. Seller and Buyer agree that the maximum amount required to be paid by Seller to Buyer as reimbursement shall be (i) no greater than the total amount paid by Buyer to Seller for the fee coal estate conveyed in the Corporation Special Warranty Deed.

8. ANCILLARY PROVISIONS OF THIS CONTRACT.

(a) This Contract and the attached Exhibits hereto (made a part hereof) and the Option, constitute the entire agreement between the parties, supersede all representations, notices, advertisements, bids, agreements, memoranda and correspondence between, by or for the parties relating to the Property and shall be construed in accordance with the laws of the Commonwealth of Kentucky.

(b) Except as herein set forth, the Parties’ obligations under this Contract are not subject to any condition prior or subsequent to the Contract Date.

(c) No amendment or modification of this Contract shall be binding unless made by a written instrument signed by the parties.

(d) Waiver by any party of performance by the any party of any of the provisions of this Contract shall not be construed as a waiver of any further right to insist upon full performance of the terms of this Contract.

(e) No adjustment in the Purchase Price shall be made for any variances in estimated acreages and/or recoverable, mineable tonnages from that represented and/or agreed to herein; and the Purchase Price shall be construed as a lump sum amount paid for the Property as described herein.

(f) Each party shall be entitled to insist strictly upon the timeliness of performance by the other party of the other party’s obligations.

(g) Each party hereby indemnifies and holds harmless the other party from all claims for commissions, fees, expenses and liability of any broker, agent or finder, or person claiming to be such, by or through such indemnifying party.

(h) Neither party shall record this Contract.

(i) Neither party shall assign this Contract, or any rights hereunder, without the prior written consent of the other party. Any such assignment or attempted or purported assignment (except for permitted assignments as allowed for herein) shall be void as to the other party and, moreover, shall constitute a material breach of this Contract.

(j) Any information or materials furnished by Sellers to Buyer from their files, whether or not relating to title, are furnished for convenience only and are not represented to be complete or accurate, and any reliance thereon by Buyer shall be at the sole risk of Buyer. In the event that this Contract is terminated for any reason prior to the Closing Date, Buyer shall return such information or materials immediately to Seller, along with any and all copies of such information or materials.

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(k) All notices herein required shall be in writing and shall be served on the parties as follows:

For Notices to Buyer:	Armstrong Coal Company, Inc.
407 Brown Rd.
Madisonville, KY 42431
Attn: Vice President-Operations

With Required Copy To:

Mason L. Miller
Miller Wells PLLC
300 East Main Street, Ste. 360
Lexington, Kentucky 40507

Armstrong Energy, Inc.
Attn: Martin D. Wilson, President
7733 Forsyth Blvd., Suite 1625
St. Louis, Missouri 63105

For Notices to Sellers:	Midwest Coal Reserves of Kentucky, LLC
701 Market Street
Suite 965
St. Louis, MO 63101
Attn: President

With Required Copy To:

J. Sale Gordon
Gordon Law Offices, P.S.C.
121 West Second Street
P.O. Box 1146
Owensboro, Kentucky 43202-1146

Notice sent by postage prepaid registered or certified mail, return receipt requested, by overnight mail or by courier delivery shall be sufficient service. Mailed notice shall be deemed delivered on the date of the postmark. Any of the above addresses may be changed by proper notice at any time.

(I) In the event or events of a variance from or a conflict between this Contract and its terms and conditions and the individual Exhibits hereto, one or more, and their terms and conditions, the Exhibits hereto and their terms and conditions shall control. Maps attached thereto as exhibits are provided for general reference purposes only and are intended as a representation of ownership, size, or precise location. In the event of a variance from or a conflict between such maps and the metes and bounds descriptions, the metes and bounds descriptions shall control.

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IN WITNESS WHEREOF, the parties have executed this Contract in duplicate as of the date first above written, by their duly authorized representatives.

Seller:	MIDWEST COAL RESERVES OF KENTUCKY, LLC

	By:	/s/ T. L. Bethel
Vice President

Buyer:	ARMSTRONG COAL COMPANY, INC.

	By:	/s/ Martin D. Wilson
President

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EXHIBIT A

TO

CONTRACT TO SELL AND LEASE REAL ESTATE

CORPORATION SPECIAL WARRANTY DEED

CORPORATION SPECIAL WARRANTY DEED

THIS CORPORATION SPECIAL WARRANTY DEED (“Deed”) is made and entered into on this the         day of                     , 2011, by and between:

MIDWEST COAL RESERVES OF KENTUCKY, LLC

A Delaware limited liability company

701 Market Street, Suite 965

St. Louis, Missouri 63101

(hereinafter called “GRANTOR”)

-and-

ARMSTRONG COAL COMPANY, INC.

A Delaware corporation

407 Brown Road

Madisonville, Kentucky 42431

(hereinafter called “GRANTEE”).

WITNESSETH: That for and in consideration of the total sum of NINE MILLION, ELEVEN THOUSAND, ONE HUNDRED TWO DOLLARS ($9,011,102.00), of which the sum of SIX MILLION SEVEN THOUSAND FOUR HUNDRED ONE AND 33/100 DOLLARS ($6,007,401.33) cash-in-hand paid by Grantee to Grantor upon the date hereof, the receipt of which is hereby acknowledged, and of which the sum of THREE MILLION THREE THOUSAND SEVEN HUNDRED AND 67/100 DOLLARS ($3,003,700.67) is evidenced by a Negotiable Promissory Note delivered by Grantee to Grantor on the date hereof; the payment by Grantee to Grantor of an overriding royalty upon each ton of coal mined and sold from the following defined #9 Coal Property as stated in a certain Overriding Royalty Agreement between the parties of even date herewith; and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby GRANT, BARGAIN, SELL, CONVEY, and WARRANT SPECIALLY, as hereinafter recited, unto Grantee its successors and assigns, forever, the Kentucky Number 9 seam of coal only together with the Kentucky Number 9 coal mining rights and privileges only, situated in Union County, State of Kentucky, and more particularly described on Exhibit A attached hereto and generally situated within the boundaries depicted on the map attached hereto as Exhibit B-1 for which a tract key is attached as Exhibit B-2, incorporated herein by reference and made a part hereof (hereinafter the “#9 Coal Property”) together with all the hereditaments and appurtenances thereunto belonging, and with all the estate, right, title, interest, claim or demand whatsoever, of the Grantor, either in law or equity, of, in and to the #9 Coal Property.

#9 Coal & #9 Coal Mining Rights Union Co., Ky.	12/22/11

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Record Notice of Overriding Royalty Agreement. The #9 Coal Property is subject to an Overriding Royalty Agreement granted by Armstrong Coal Company, Inc., Grantee herein, to Midwest Coal Reserves of Kentucky, LLC, Grantor herein, of even date herewith which grants an overriding royalty of a certain percentage of the Gross Sales Price, as defined in the Overriding Royalty Agreement, which shall be deemed a covenant running with the land. This Deed is intended to serve as record notice of the Overriding Royalty Agreement and the parties’ respective interest in and to that Agreement and this Deed shall not be construed as a change, modification, amendment, or enlargement of the Overriding Royalty Agreement.

The Grantor, for itself, and for its successors, does represent, warrant, promise and agree, to and with the Grantee, its successors and assigns, that Grantor has not done, or suffered to be done, anything whereby Grantor’s title in said #9 Coal Property hereby granted is, or has been, in any manner encumbered or charged, except as herein recited; and that Grantor will warrant and forever defend Grantor’s title in the #9 Coal Property against all persons claiming, or to claim the same, by, through or under Grantor and against none else. The Grantor does not warrant title generally. Grantor shall not be responsible for or liable to Grantee or its successors and assigns for defects in title existing, attaching, or accruing prior to Grantor’s acquisition of the #9 Coal Property.

This conveyance is subject to all rights-of-way, easements, leases, deed and plat restrictions, partitions, severances, encumbrances, licenses, reservations and exceptions which are of record as of the date first above written, to the lien of real property taxes and special assessments, if any, upon the #9 Coal Property which taxes and assessments are not yet due and payable, and to all rights of persons in possession, and to physical conditions, encroachments and possessory rights which would be evident from an inspection of the #9 Coal Property. Grantor agrees to pay the 2011 Unmined Minerals (Coal) taxes.

The sources of title for the #9 Coal Property are set forth on Exhibit A attached hereto and incorporated herein by reference. The Parties understand and agree that the numbering system is of the land contract(s); that is, the transaction by which the Property was acquired, and that it does not identify all or any particular portion of the Property herein conveyed. The individual tracts and parcels of the multi-tract and multi-parcel land contracts are intentionally allocated and divided among the boundary area indicated on the map attached as Exhibit B-1 to this Deed and/or other boundary areas indicated on maps attached to separate instruments to be leased to Grantee and/or third parties. In the event of any conflict or inconsistency arising between Exhibit A and the map attached as Exhibit B-1 as to descriptions of individual parcels and tracts, the descriptions of individual tracts or parcels attached as Exhibit A shall control. However, it is the intention of the Grantor to convey all of its right, title, and interest in the #9 Coal Property only and the #9 Coal Property coal mining rights and privileges only within the boundaries on the map attached as Exhibit B-1 whether or not such right, title, or interest is referenced in the descriptions attached as Exhibit A.

The boundaries of the individual parcels and tracts are provided for general reference purposes only and are not intended to serve as a representation of ownership, size, or precise location. In the event of a variance from or a conflict between such map and the metes and bounds descriptions, the metes and bounds descriptions shall control. Any omitted descriptions or portions thereof, and any omitted tracts or portions thereof of the #9 Coal Property only within the boundary of the map attached as Exhibit B-1 shall be deemed to be included herein

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and conveyed hereby. In the event a referenced prior conveyance contains the more accurate and complete description than the metes and bounds descriptions provided, then and in that event, the more accurate referenced descriptions shall govern. No individual tract or tracts and no individual parcel or parcels shall be deemed to be split, divided, reduced, or enlarged as a result of the boundary shown on the map attached as Exhibit B-1.

The Exhibit A identifies or refers to instruments wherein Grantor, or a predecessor in title to Grantor, is a party. In some instances, the acreage recited in the attached schedules may not accurately reflect the actual acreage of the #9 Coal Property included herein, which instances may include where, for example, a portion or portions of the #9 Coal Property may have been conveyed or otherwise transferred, or where, for example, an accurate survey of the #9 Coal Property was not made. No representation or warranty is made as to the acreages included herein.

Grantee represents that it has inspected the Property and agrees to accept the same “AS IS.”

TO HAVE AND TO HOLD the #9 Coal Property unto the Grantee, its successors and assigns, forever; provided, however, that this conveyance is made and accepted upon the following covenants which shall be binding upon and enforceable against Grantee and Grantee’s successors and assigns and shall be deemed covenants running with the land: (1) Grantee assumes all risks and responsibility for any injuries or damages sustained by any person or to any property, in whole or in part, resulting from, arising out of, or in any way connected with, the possession or use of the #9 Coal Property by Grantee; (2) Grantor does not warrant or represent subjacent or lateral support of the surface or sub-surfaces of the #9 Coal Property and does hereby reserve and except from its conveyance herein all rights and interests to same unto Grantor, its successors and assigns; and (3) Grantor does not warrant or represent that the #9 Coal Property is safe, habitable or otherwise suitable for the purposes for which it is intended to be used by Grantee or for any other purpose whatsoever.

The ability to mine such coal seam is not warranted by Grantor and Grantee recognizes and accepts that the coal seam may be unsuitable for either surface and/or underground mining for reasons including, but not limited to, rough unnatural and unstable surface, inadequate subjacent or lateral support, circumstances related to the environmental quality of the #9 Coal Property or other conditions arising out of the prior use of the #9 Coal Property.

The parties do hereby certify and affirm under oath that the true and actual consideration paid for transfer of the real property herein is $9,011,102.00.

The Unmined Minerals (Coal) Tax bill for 2011 shall be sent to Midwest Coal Reserves of Kentucky, LLC at its address of 701 Market Street, Suite 965, St. Louis, Missouri 63101. For tax years 2012 and thereafter, such bills shall be sent to Armstrong Coal Company, Inc. at its address of 407 Brown Road, Madisonville, Kentucky 42431.

This Deed may be executed in one or more identical counterparts which may be combined into one or more identical documents, but all of which together shall constitute one and the same instrument, each of which shall be deemed an original.

Grantor and Grantee, by their execution hereof, hereby certify, pursuant to KRS 382.135 that the amount stated hereinabove is the full consideration given for the real property described above.

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IN WITNESS WHEREOF, said Grantor and Grantee have caused this instrument to be executed by their respective duly authorized officers, who represent and certify that they are the duly elected officers of the Grantor and Grantee, respectively, and have full authority on behalf of their respective corporations to execute and deliver this Corporation Special Warranty Deed; that Grantor represents that it has full corporate capacity to convey the real estate hereby conveyed and that all necessary action for the making of such conveyance has been taken and done.

GRANTOR:	MIDWEST COAL RESERVES OF KENTUCKY, LLC

By:
James C. Sevem, Vice President

STATE OF MISSOURI	)
) SS:
CITY OF ST. LOUIS	)

The foregoing instrument was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by James C. Sevem as Vice President for and on behalf of Midwest Coal Reserves of Kentucky, LLC, a Delaware limited liability company, personally known to me to be the person whose name is subscribed above and having represented to me that he has full power and corporate authority to so execute on its behalf as its free act and deed in due form of law, for the purposes set forth herein, on this the         day of             , 2011.

(SEAL)
Notary Public,

My commission expires:

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WITNESS, the execution of:

GRANTEE:	ARMSTRONG COAL COMPANY, INC.

By:
Martin D. Wilson, President

STATE OF MISSOURI	)
) SS:
CITY OF ST. LOUIS	)

The foregoing instrument was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Martin D. Wilson as President for and on behalf of Armstrong Coal Company, Inc., a Delaware corporation, personally known to me to be the person whose name is subscribed above and having represented to me that he has full power and corporate authority to so execute on its behalf as its free act and deed in due form of law, for the purposes set forth herein, on this the         day of             , 2011.

(SEAL)
Notary Public,

My commission expires:

THIS INSTRUMENT PREPARED BY:

M. Kirby Gordon II

GORDON & GORDON, P.S.C.

6357 KY Hwy 405

P.O. Box 398

Owensboro, Kentucky 42302-0398

(270) 281-0398

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EXHIBIT A

TO

CORPORATION SPECIAL WARRANTY DEED

All recording references are to the Office of the Union County Clerk unless otherwise specified.

136-020

Tract 1. A tract of land lying on the waters of Dyson Creek and being a triangular piece of land lying on the east side of Bordley and Morganfield road near the conjunction of said road with the Carter and Taylor road, being the east corner of a tract of land deeded to G. Henry Fryer by Lucy A. and G. W. Fryer on September 5, 1895, containing 1/4 acres, more or less.

Tract 2. A certain tract of land lying near the village of Cullen and bounded: beginning at two hickories in the Anderson line, corner to a 19-acre survey sold to Mat C. Christian; running thence N. 55 1/11 W. 168 poles to a black oak corner in the Weeden line, corner to the Anderson survey; thence S. 32 W. 95 1/2 poles to a stone cornering the original line; thence S. 55 1/11 E. 168 poles to a stone in the line of a survey laid off to Simeon L. Carrier in the division of Jonathan E. Potts heirs; thence N. 37 E. 95 1/2 poles to the beginning, containing 100 acres, more or less.

There is excepted from Tract No. 2 the following:

Exception A. - containing 35 acres sold to R. L. Potts and bounded as follows: beginning at William Christian and wife’s line at a gum and oak; thence S. 55 W. 106 poles to a hickory, sassafras and B gum corner; thence N. 55 W. 36 poles to a stone in the line of Isaac Bean; thence N. 32 E. 95 poles to a stone and oak, corner to Christian and wife; thence 5. 55 E. 80 poles to the beginning;

Exception B. - containing one acre sold to C. A. Maraman and bounded as follows: beginning at a stone In the Henderson and Caseyville Road, corner to Harry Alvey’s lot; thence with said lot S. 37 E. 10 poles to a stone; thence S. 48 W. 8.14 poles to a stone, Dr. Rhea’s line; thence S. 35 E. 6 poles to a stone in said line; thence N. 48 E. 16.01 poles to a stone; thence N. 42 W. 15.08 poles to a stone in said road in Mahan’s line; thence with the road and said line S. 48 W. 6 poles to the beginning;

Exception C. - containing one acre sold to J. D. Haynes;

Exception D. - containing one acre sold to W. B. Carrier and bounded: beginning at a stone, corner to one Richey; thence with Richey’s line S. 42-1/2 W. 12 poles and 14 links of the chain to a stone, corner to Simeon Carrier; thence S. 53-1/2 E. 14 poles and 3 links of the chain to a stone, corner to Simeon Carrier; thence with his line N. 47 3/4 W. 13-1/2 poles to a corner to Dr. Preston; thence with Preston’s line N. 53-1/2 W. l4 poles to the beginning;

Exception E. - containing 3/4 acre sold to J. W. Householder and bounded: a lot situated at the crossing of the Morganfield, Belleville and the Henderson and Caseyville roads, in Henderson County, Kentucky and beginning at a stone, corner to the acre lot conveyed by said Potts and wife to said Householder on the West side of the Belleville road; run thence with the line of

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Mansfield’s 2-1/2 acres S. 33 3/4 E. 14-1/4 poles to a stone, corner to 32 poles, a lot conveyed herein by Carrier and wife to said Householder; thence with line of same S. 56-1/2 W. 5.43 poles to a stake on the West side of said road, corner to the Householder lot conveyed by Richey; thence with the line of same and line of said acre lot to the beginning;

- beginning at a stake at the crossing of said roads, corner to a lot conveyed by Carrier arid wife to John W. Melton, also corner to Carrier’s land; running thence with Carrier’s line N. 47 3/4 E. 8.4 poles to a stone, corner to Mansfield’s lot of 58 poles; thence with the line of same N. 33 3/4 W. 4-1/2 poles to a stake, corner to said lot, also to the said 39 poles above mentioned; thence with a line of 39 poles South 56-1/4 W. 5.43 poles to a stake, corner to the same; thence S. 5 3/4 H. to the beginning;

Exception F. - containing 1/2 acre sold to Jacob Carrier and described: beginning at a stake, Dr. C. M. Preston’s line on the East side of the Caseyville road; thence S. 35 E. 10 poles to a stake; thence N. 48-1/2 E. 8 poles to a stake; thence N. 35 W. 10 poles to a stake in Mansfield’s line; thence S. 47 W. 8 poles to the beginning;

Exception G. - beginning at a stone, Southeast corner of lot now owned by said Cowan; thence S. 48 W. 8.14 poles with line of said lot to a stone in J. W. Bishop’s line; thence with his line S. 35 E. 6 poles to a stone in said line; thence N. 48 E. 8.14 poles to a stake in Gatten’s line; thence to the beginning, containing 48.84 rods of land.

Exception H. - being one vacant lot about 72 x 55 feet adjoining the East side of a certain lot bought of C. L. Gatten on the 15th day of August, 1902, recorded in D. B. 56, page 530, bounded on the South by J. P. Pride lot; on the East by C. L. Gatten farm; on the North by C. A. Maraman lot, that is supposed to contain 1/4 acre;

Exception I. - beginning at a stake, corner to the two lots conveyed, one by Potts and wife and the other by Carrier and wife; to John W. Householder of the same date hereof; running thence with line of the lot conveyed by Carrier and wife, S. 33 3/4 E. 4-1/2 poles to a stake on the east side of the Henderson Road, corner to said lot in Carrier’s line; thence with said line N. 47 3/4 E. 20 poles 5-1/2 links to a stone, corner to Carrier; thence N. 33 3/4 W. 1.3 poles to a stake, corner to said 2-1/2 acres, also to Potts and Carrier; thence with the line of the 2-1/2 acres, S. 56-1/4 W. 20 poles to the beginning, containing 58 poles of land.

Exception J. - Beginning at a stone on the northwest point of the Cross Roads; running thence with the Morganfield Road N. 6 W.5 3/5 poles to a stone, corner to R. L. Potts and said Carrier; also corner to the conveyance of said Potts and wife to said Richey; thence with the line of the conveyance by Potts, S. 56-1/4 W. 17 3/5 poles to a stone, corner to said conveyance; thence S. 53 3/4 E. 8-2/5 poles to a stone on the north side of the Caseyville Road, corner to said Carrier; thence with said road and Carrier’s line N. 42 E. 12-1/2 poles to the beginning, containing 89 poles of land.

Exception K. - Beginning at a stone, corner to the lot conveyed by said Carrier to Henry L. Richey; running thence with Richey’s line, S. 42-1/2 W. 12 poles 14 links to a stone, another corner to Richey; thence S. 52-1/2- E. 14 poles and 3 links to a stone, corner to said Carrier; thence with his line N. 42-1/2 E. 11 poles and 7 links to a stone, corner to Carrier; thence with Carrier’s line N. 47 3/4 W. 13-1/2 poles to the beginning, containing 1 acre.

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Tract 3. A certain tract of land lying on Dyson Creek in Union County, Kentucky, thus bounded: beginning at letter A. on the plat and division a stone corner to lot No. 1; thence S. 37-1/2 W. 20 poles to a stone corner to W. S. Ross at B; thence. 59 E. 40 poles with the seminary line to a stone and black gum at L; thence N. 37 E. 101-1/2 poles to a stone cornering at M; thence N. 53 W. 204 poles to a stone cornering in L, D.Kuykendall line also the Seminary line at N; thence S. 29 3/4 W. with the Seminary line 85-1/2 poles to a stone cornering at F; thence S. 53 E. passing corner of lots Nos. 1 and 2, 136 poles to the beginning containing 97-1/2 acres, reserving from this conveyance 15-1/2 acres heretofore conveyed to J. P. Pride, which 15-1/2 acres is described as follows:

Beginning at a stone and white oak in line of C. A. Maraman 90-1/4 acres, corner to the William Fryer 20 acres; thence with 90-1/4 acres, N. 33 3/4 E. 78.2 poles to a stone, corner to 90-1/4 acres; thence S. 52 E. 42.8 poles to a stake on the West side of the Henderson and Caseyville road near the South corner of J. W. Householder’s lot; thence S. 50-1/4 W. 81 poles to a stake In J. D. Henry’s line on the Fryer 20 acres; thence with same N. 50 W. 22.65 poles to the beginning.

Tract 4. One lot situated in Cullen, Union County, Kentucky, and described thus: beginning at a stone in the Henderson and Caseyville road cornering at Harry Alvey’s lot; thence said lot S. 35 E. 10 poles S. 48 W. 8 14/100 poles to a stone In Dr. Rhea’s line; thence S. 35 E. 6 poles to a stone in said line; thence N. 48 E. 16 1/10 poles to a stone; thence N. 42 W. 15 8/10 poles to a stone in said road in Mahan’s line; thence with the road and said line S. 48 W. 6 poles to the beginning containing one acre of land; reserving from this conveyance two lots heretofore conveyed to A. W. Cowan which conveyance contained near 1/2 acre and described as follows:

Beginning at a stake on the Northwest side of A. W. Cowan in a fence post, a corner to John H. Lamb’s 1 acre lot; thence S. 50-1/2 E. 7.86 poles to a stone about 5 feet South of a white oak; thence N. 45-1/2 E. 3.46 poles to a stake on the East side of a drain, corner to said Cowan’s one acre lot; thence N. 33 W. 8 poles to a stake in said Lamb’s line, corner to same; thence S. 44 W. 5.9 poles to the beginning.

EXCEPTION FROM TRACTS 1, 2, 3, and 4.

The following is excepted from the above described Tracts 1, 2, 3, and 4: Beginning at a stake in the center of the Boxville and Cullen road at the north corner of A. W, Cowan’s lot and in line of Mrs. Tabitha Higginson’s lot; thence with Cowan lot S. 33-1/2 E. 20 poles; thence with another line of same S. 46 W. 22-1/2 poles to a stake at the south corner of Cowan’s lot and in line of Slaton’s remainder tract; thence with Slaton’s line S. 52-1/2 E. 86-1/2 poles to post at the west corner of Weller Davis tract; thence with Davis N. 40-1/4 E. 97-1/2 poles to a stake on the north side of the Davis road, another corner of Davis and in J. P. Pride’s line; thence with the north side of the road N. 50-1/2 W. 81 poles to a stake a corner of S. F. Christian; thence with the north side of the road following the line of Christian and Henry Lucas (Col) S. 61 W. 50 poles to a stake; thence with the road S. 51 W, 31 2/10 poles to the place of beginning and containing 59 acres; and said described exception was conveyed to A. W. Cowan on the 29th day of January, 1919, which said deed is of record in the Union County Clerk’s Office in D. B. 77, page 447.

Tract 5. Beginning at a point in the middle of Dyson Creek ditch and in the original line of the old W. J. Powell tract and about 8 feet above the iron bridge in the center of the Morganfield and Bordley road, corner with Nathan Slaton; thence with the middle of Dyson Creek ditch down

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stream S. 72 - 15 W. 2480.5 feet to a point in center of said ditch corner with Nathan Slaton; thence leaving said ditch N. 53.30 W. 46.4 feet to a stake in middle of Public Road; thence with center of said road N. 37 — 33 E. 2031.3 feet to a stone in road, corner with J. T. Slaton; thence with middle of the Morganfield and Bordley road S. 52.50 W. 1468 feet to the place of beginning and containing 35.5 acres of land, more or less.

Tract 6. Beginning at a stone 40 feet from Gatten Bros. corner in the W. S. Ross line on the north side of Morganfield and Bordley; thence S. 50-1/4 E. 32 51/100 poles to a stone on bank of ditch on north side of said road; corner to the dowers 14 3/4 acres, and 13 poles; thence N. 39-1/2 E. 46-89/100 poles to a stone, in the line of D. C. Hancock’s 30 acres, another corner to the dowers 14 3/8 acres and 13 poles; thence with line of said 30 acres N. 40-1/2 W. 32 51/100 poles to a stone 40 feet from Gatten Bros. fence; thence with said Hancock’s reserve S. 39-1/4 W. 46 89/100 poles to the beginning, containing 9-1/2 acres and 7 poles.

Tract 7. Beginning at a stake at the center of the Boxville and Cullen road at the north corner of A. W. Cowan’s lot S. 33-1/2 E. 20 poles; thence with another line of same S. 46 W. 22-1/2 poles to a stake at the south corner of Cowan’s lot and in line of Slaton’s remainder tract; thence with Slaton S. 52-1/2 E. 86-1/2 poles to a post at the west corner of Weller Davis tract; thence with Davis N. 40-1/2 E. 97-1/2 poles to a stake on the north side of Davis lot, another corner of Davis and J. P. Pride’s line; thence with the north side of the road following the line of Christian and Henry Lucas S. 61 W. 50 poles to a stake; thence with the road S. 51 W. 31.2 poles to the place of beginning and containing 59 acres.

There is excepted from Tract 7 the following described 20 acres: beginning at a stake in the middle of the Belleville and Caseyville road, corner of A. W. Lovan in the line of J. P. Pride; thence S. 33-1/2 E. 175 feet to a stake; thence N. 65 E. 67 feet to an iron rod; thence S. 50-1/4 E. 600 feet to a stake; thence N. 48-1/2 E. 1270 feet to a stake; thence North 50-1/2 W. 550 feet to a stake; thence             61 W. 825 feet to a stake; thence S. 55 W. 550 feet to the beginning; said 20 acre tract was conveyed by A. W. Cowan and wife, to J. W. Cowan on June 2, 1928, recorded in D. B. 92, page 92, Union County Court Clerk’s Office.

Tract 8. Beginning at a stake in Tabor and Burchett Road; thence N. 37 E. 998 feet to another stake; thence N. 53 W. 1914 feet to another stake; thence S. 37 W. 980 feet to another stake; thence along Tabor and Burchett Road S. 54 — 45 E. 1780 feet to another stake in said road; thence with said road S. 24 E. 160 feet to the beginning, containing 42.8 acres, more or less.

136-044

Beginning at an iron pin at division line, corner with Lewis Pride in Wade Pride’s line, runs N. 54-17 W. 1599 feet to a post in East right of way of Smith Road, corner with Wade Pride; thence with said right of way N. 38-19 E. 1190 feet to a stake; thence N. 61-16 E. 71 feet to a post; S. 79-49 E. 40 feet to a post; thence S. 66-08 E. 57 feet to a post, corner in South right of way line of Smith Road; thence with South right of way of Little Union Road S. 50-46 E. 1507 feet to an iron pin, corner with Lewis Pride at Division line; thence with division line S. 42-43 W. 1187 feet to the beginning, containing 45.83 acres.

Said property was conveyed to Frank Pride by Mary C. Pride, et al, by deed dated January 21, 1942, recorded in Deed Book 109, page 37, Union County Court Clerk’s Office, and by Lewis Pride, et ux, by deed dated December 19, 1947, recorded in Deed Book 131, page 233, same office. Beulah Pride died in the lifetime of Frank Pride. Frank Pride died testate, and by his will of record in Will Book L, page 324, same office, devised her property, including the coal above described to Nancy Hazel Ray.

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136-045

Beginning at a post in South right of way line of Little Union Road, corner of L. D. Duncan (school lot tract); runs with same S. 41-20 W. 612 feet to a post — and S. 50-30 E. 225 feet to a post, corner with L. T. Duncan in West right of way of Kentucky State Highway No. 141; thence with said right of way S. 41-11 W. 438 feet to a post, corner with Wade Pride; thence N. 54-17 W. 1865 feet to an iron pin at division line; thence with division line N. 42-43 E. 1187 feet to the South right of way line of Little Union Road; corner with Frank Pride; thence with said right of way S. 50-46 E. 1665 feet to the beginning, containing 45.83 acres.

Said property was conveyed to Frank Pride and Lewis Pride by deed from Mary C. Pride, et al, dated January 21, 1942, recorded in Deed Book 109, page 37, Union County Court Clerk’s Office, and by deed dated December 19, 1947, recorded in Deed Book 131, page 235, same office, Frank Pride conveyed his interest in said property to Lewis H. Pride. Lula Pride, wife of Lewis H. Pride predeceased him. Lewis H. Pride died testate, and by his will now of record in Will Book L, page 289, devised all of his property including that above described to Martha Lewis Pryor, Ramona Paris and Roland Wynns Pride.

136-046

TRACT 1: Beginning at a stake in the Warman line, corner to John T. Holeman’s 40 acres in plat in case in Union Circuit Court of Laura B. Holeman, etc., vs. Ollie B. Holeman, etc., running thence with a line of the same, North 38 E. 89 3/4 poles to a stake in said line corner to Phil J. Holeman’s 20 acre lot No. 8, thence with a line of No. 8, N. 51 3/4 W. 35 7/10 poles to a stake in a line of No. 7, corner to No. 8, thence with said line S. 38 W. 2 1/3 poles to a stake corner to No. 7; thence with a line of the same N. 51 3/4 W. 37 1/3 poles to a stake in Burchett’s line corner to No. 7, thence with said line S. 36 3/ 4 W. 87-1/2 poles to a stake in the Warman line, corner to Burchett, thence with the Warman line S. 51 3/4 E. 71 3/4 poles to the beginning, and containing 41 acres.

TRACT 2: Beginning at a poplar corner E. E. Ross in a line of the hundred acre survey; thence with a line of the first survey S. 37-20 W. 165 poles to a stone corner in the Ross line a corner to the E. E. Ross lots; thence S. 53 E. 49 poles to a stone corner to the E. E. Ross lots; thence S. 53 E. 49 poles to a stone corner in the Ross line, thence N. 37-20 E. 168 poles to a honey locust and stone, thence N. 53 W. 49 poles to the beginning, containing 51 1/2 acres.

TRACT 3: Beginning at a stone in a line of Burchett’s 40 acres, corner to the land conveyed by the Holeman heirs to said Burchett, running thence with a line of same S. 51-1/4 E. 37-1/2 poles to a stone corner to said conveyance, thence N. 38 E. about 2 3/10 poles to a stone, S. 5l-1/2 E. 35 7/10 poles to a stone in a line of the 40 acres conveyed by J. T. Holeman to said Burchett; thence with a line of the same N. 38. E. 90 poles to a stone and ash, in Bagby’s line N. 55-1/2 W. 75 poles to a stone and ash in Bagby’s line corner to said 50 acres, thence with a line of the sane S. 36 3/4 W. about 86-1/2 poles to the beginning, being the entire boundaries of lots 7 and 8 on plat, and containing 4-1/2 acres and 17 poles of land.

Less approximately 7 acres of land cut off from the above land by Highway No. 141, and part of which 7 acres is included in Highway No. 141.

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TRACT 4: Beginning at a stake In the Warman military line, corner of Lot No. 2, running thence in the line of No. 2 and the dower N. 38 E. 180-1/2 poles to a stake corner of the Dower in Woodring line; thence with said line N. 51-1/2 W. 22-1/4 poles to a double maple, corner to Woodring and Bagby, thence with Bagby line N. 55-1/2 W. 13-1/4 poles to a stake and ash corner of the Philip Holeman Lot No. 8 in Bagby line, then with line of Nos. 8 and 5 S. 38 W. 78-3/10 poles to a stake corner of No. 5 in Frank Kuykendall’s field in the Warman line, then with said line S. 51-3/4 E. 35-4/10 poles to the beginning, containing 40 acres.

There is excepted from the lands above described parts thereof described as follows:

A. One acre conveyed to Zion Baptist Church by deed dated May 8, 1919, Deed Book 80, page 12, bounded thus:

Beginning at the intersection of the center of Bordley and Sturgis Road with that of the Home and Pride road; South corner of said first parties land, thence N. 39 E. 13-1/3 poles to a stake in middle of said Home road; thence N. 51 W. 12 poles to a stake in field; thence S. 39 W. 13-1/3 poles to a stake in middle of Bordley and Sturgis road, thence with said road S. 51 E. 12 poles to the beginning, containing one acre.

B. A lot conveyed to Sarah E. Farthing by deed dated June 5, 1924, recorded in Deed Book 97, page 518, bounded thus:

beginning In the middle of the Pride and Home or cemetery road in line with N.E. side of lot sold Mrs. Fannie Maraman and running with said lot N. 57 W. 12 poles N.E. corner of said Maraman lot, thence at right angles to same and parallel to center of said road N. 39 E. 100 feet to stake or corner in Burchett’s field, thence parallel with the Maraman line S. 57 E. 12 poles to center of said road, thence with center of road S. 37 W. 100 feet to the beginning.

C. A parcel conveyed to the Commonwealth of Kentucky for the use of its Department of Highways, by deed dated January 3, 1934, recorded in Deed Book 98, page 118, bounded thus:

Beginning at two points in the property line between said party of the first part and Union County Board of Education, which said property line If extended would pass through station 277 / 56 in the center line of survey made by the State Highway Department, these points being the intersections of said property line with the boundary line of the right of way herein granted and the property line between said party of the first part and Union County Property; running thence in a northerly direction 2386 feet in and through the property of the party of the first part and including all lands on the right and left sides and within 35 feet of the centerline of said survey to two similarly located points in the property line between said party of the first part and L. L. Hammock and wife, which said property line passes through Station 301 / 42 in the center line of said survey, said points being the Intersections of the last named property line with the boundary line of the right of way herein conveyed as shown by plans on file at the office of the State Highway Department, Frankfort, Kentucky.

136-083

PARCEL 1: Beginning at a stake in the center of the Pond Fork road, a corner of Mrs. Egbert and in line of Mrs. Martha A. Williams; thence with Mrs. Egbert’s line S. 51 E. 40 poles to a stake in her line; thence S. 39-1/2 W. 24 poles to a stake; thence N. 51 W. 40 poles to a stake in the Pond Fork road, corner of the 26 3/4 acres; thence with the road N. 39-1/4 E. 24 poles to the place of beginning and containing 6 acres.

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136- 084

PARCEL 1, TRACT 1: Beginning at a stone In S. W. Cowan, now J. R. Williams’ line; thence with his line N. 52 W. 59 and 58/100 poles to a stone corner to S. J. Evans, now second party’s land; thence with his line S. 37 W. 84 poles to a stone, corner to H. Williams; thence S. 52 E. 59 58/100 poles to a corner In H. Fryer’s line; thence with his line N. 37 E. 84 poles to the beginning, containing 31 27/100 acres of land.

PARCEL 1, TRACT 2. Beginning at a stone on the west side of the Pond Ford road to a corner to W. W. Gill; thence S. 51-1/2             25 poles to a stone, corner to Van Potts; thence S. 38-1/4 W. 153 1/10 poles to a stone in Williams’ line, corner to Potts; thence N. 51-1/2 W. 25 poles to a stone in said road corner to said Williams; thence with said road and J. F. Carter’s line N. 38-1/2 E. 153 1/10 poles to the beginning, containing 23 7/8 acres of land.

From said 23 7/8 acres there is excepted 10 79/100 acres conveyed by Harry F. Egbert to H. Williams January 15, 1894, recorded in D. B. 58, page 294, described as follows:

Beginning at a stone In H. Williams line corner to the Potts tract, thence N. 51-1/2 W. 25 poles to a stone in the Pond Ford road, corner to said Williams, thence with said road N. 38-1/4 E. 69 1/10 poles to a stake In Mrs. Larkin Williams line, thence S. 51-1/2 E. 25 poles to a stake in the Potts line, thence with said line S. 38-1/4 W. 69 1/10 poles to the beginning;

PARCEL 3: Beginning at a stake In the center of the New Dyson Ditch where the same is crossed by the Northeast line of Egbert, running thence up the center of the Now Creek: N. 74 3/4 E. 2385 feet to a stake In the center of same a short distance below the Bordley and Morganfield road where old creek bed leaves the new Ditch a corner of Holmn heirs land, thence following the creek bed which Is the line of the Holman land as follows: S. 4 W. 100 feet; S. 67 W 90 feet, S. 4 W. 100, S. 54 W. 200; S. 88-1/2 W. 100 feet; S. 77-1/2 W. 100 feet; S. 49 W. 100 feet; S. 76 W. 400 feet N 71 W. 114 feet to a locust stake in said creek bed a corner of Holman, thence leaving the creek and running with another line of Holman S. 49 E. 1095 feet to stake at the South corner of the Holman heirs land and in a line of James Robertson (Deboe’s land) thence with Robertson S. 4 W.663 feet to stake in a ditch at the West corner of Robertson and In line of Egbert (of Potts land) thence with the ditch and Egbert’s line N. 51 3/4 W. l990 feet to the place of beginning and containing 37 3/4 acres.

136-089

PARCEL 2-Robert N. Richey Tracts

Tract 1: Beginning at a stone, hackberry and sweet gum marked as pointers In J. W. Burchett line, corner to J. B. Bagby’s 52-1/2 acres; thence N. 56 W. 91 9/10 poles to a stone about 2 poles west of a ditch corner to Kuykendall; thence with his line and a line of Bowman’s N. 38 E. 84-1/2 poles to a stone corner to Bowman; thence with his line and a line of Joe Potts S. 52-1/4 E. 91 3/4 poles to a stone in Potts line, corner to Bagby; thence with his line S. 38 W. 79 poles to the beginning containing 46 acres and 36 poles.

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Tract 2: Beginning at a stone in line of Brummett and Kuykendall running thence N. 37 — 20 E. 6 5/6 poles to a stone corner to Richey; thence with his line S. 53 E. 60 poles to a stone corner to J. W. Burchett, thence S. 37 — 20 W. 14-1/2 poles with Burchett’s line to a stake, thence on a straight line to the beginning, containing 4 acres more or less.

PARCEL 3-James B. Bagby Tract

Beginning at a maple in the Holeman line corner to David Woodrlngs, running thence with said line N. 56 W. 101-1/2 poles to a stone, hackberry and sweet gum marked as pointers, corner to Haywood Williams land; thence with his line N. 38 E. 79 poles to a stone In Joseph Potts’ line, corner to said Williams land; thence with Potts’ line S. 52-1/4 E. 121 poles to a stone in said Woodring’s line; thence with Woodring’s line S. 53-1/2 W. 75 3/4 poles to the beginning, containing fifty two and one half acres and thirty poles (52-1/2 acres and 30 poles).

The property above described was conveyed to Haywood Williams by James B. Bagby by deed dated Aug. 11, 1899, recorded In D. B. 53, page 153, Union County Court Clerk’s Office.

PARCEL 4-Bell Jones Tract

Beginning at a stone corner to H. Williams (formerly J. E. Bagby) in D. B. Woodring’s line, thence with said Williams line N. 52 W. to a stake in said line, the corner of the Phoebe L. Potts 30 acre tract; thence with line of same N. 38 E. 18-1/2 poles to a stone, corner to Van Potts 21 acres; thence S. 52 E. with line of said 21 acres to D. B. Woodring’s line; thence with his line in a S. W. direction to the beginning, containing 7 acres, more or less.

PARCEL 5-Roberson and Egbert Tracts

Tract 1. Roberson tract: beginning at a stone in H. Williams line; thence S. 53 E. 59 58/100 poles to a stone in said Williams line, corner to Adrian Potts; thence with her line N. 37 E. 69 2/10 poles to a stake, corner to Mrs. N. F. Egbert (land sold her this day); thence N. 52 W. 59 58/100 poles to a stone, another corner to Mrs. Egbert, thence with her line S. 37 W. 69 2/10 poles to the beginning, containing 25 acres, more or less.

Tract 2. Egbert tract: Beginning at a stone in H. Williams line, corner to the Potts tract; thence N. 51-1/2 W. 25 poles to a stone in the pond Ford road corner to said Williams; thence with said road N. 38-1/4 E. 69 1/10 poles to a stake in Mrs.             Williams line, thence S. 51-1/2 E. 25 poles to a stake in the Potts line thence with said line S. 38-1/4 W. 69 1/10 poles to the beginning containing 10 79/100 acres.

EXCEPTION:

From the two tracts of land above described there is excepted Six (6) acres thereof which was conveyed by Haywood Williams to F. R. Shackelford by deed dated January 1, 1906, recorded in D. B. 62, page 34, described as follows:

Beginning at a stake in the center of the Pond Ford Road a corner of Mrs. Egbert and in line of Mrs. Martha A. Williams; thence with Mrs. Egbert’s line S. 51 E. 40 poles to a stake in her line, thence S. 39-1/2 W. 24.poles o a stake; thence N. 51 W 40 poles to a sake in the pond Fork Road, corner of the 26 3/4 acres; thence with the road N. 39-1/4 E. 24 poles to the place of beginning and containing 6 acres.

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PARCEL 6-G .H. Fryer Tract

Beginning at a stone in said Williams line in a ditch a sweet gum and mulberry bushes marked pointers; thence N. 38 E. 69 2/10 poles to a stake corner to the said Fryer; thence N. 52 W. 62 66/100 poles to a stone In Lee Robinson’s line, another corner to said Fryer; thence with said Robinson line S. 38 W. 69 2/10 poles to a stone in said Williams lines, corner to said Robinson; thence with Williams line S. 52 E. 62 66/100 poles to the beginning, containing 27 1/10 acres.

136-092

Tract 3: Beginning at center of ditch in middle of road, Roberson’s line; thence with said ditch N. 17 E. 15 chains to bend in ditch; thence with said ditch N. 13 W. 6.72 chains to a stake on bank of ditch; thence S. 56 E. 14.75 chains to a stake on side of West side of Kentucky 141; thence with said Highway, S. 38-1/4 W. 19 chains to the center of dirt road, Roberson’s corner, and thence with Roberson’s line N. 56 W. 4.55 chains to the beginning, containing 16.21 acres, more or less.

Tract 4: Beginning at the center of a ditch in the middle of the road, Roberson’s line; thence with the center of said ditch N. 17 E. 15 chains to bend in said ditch; thence with said ditch N. 13 E. 9.38 chains to a stake on the bank of ditch; thence with the ditch N. 88-1/2 W. 9.12 chains to the old Dyson Creek; thence up old Dyson Creek to the corner of John C. Davis; thence with his line to the center of another branch of Dyson Creek, cornering on Davis; thence down the center of another branch of Dyson Creek in Davis’ line and crossing main Dyson Creek to the old dirt road at Roberson’s corner; thence with the old dirt road and Roberson to the beginning, containing 48 acres.

Tract 5: Beginning at a stake, corner to tract No. 1 on side of Kentucky 141; thence N. 56 W. 14.75 chains to the center of a ditch, stake on bank; thence N. 13 W. 2.66 chains to the prong of Dyson; thence with said prong N. 88 W. 9.12 chains to the center of Dyson Creek; thence up the center of said Creek N. 27 E. 5.26 chains to the bend of Creek; thence with said Creek N. 50-1/2 E. 1.85 chains to a stake; thence S. 59 E. 24.96 chains to a stake on side of State 141 near a culvert, and thence with said Highway 6.40 chains to the beginning, containing 13.70 acres.

Tract 6: Beginning at a stake on side of State road 141 near a culvert, corner to tract No. 2; thence with line of said tract No. 2, N. 79-1/4 W. 24.96 chains to the center of Dyson, stake on bank; thence up said Creek N. 50-1/2 E. 5.86 chains to a stake; thence S. 52 E. 23.42 chains to a stake and stone on side of Highway; thence with said Highway S. 38-1/4 W. 2.04 chains to the beginning, containing 8.85 acres, more or less.

Tract 7: Beginning at a stake and stone on the side of Highway, corner to tract No. 3, thence with the line of said tract N. 52 W. 23.42 chains to the center of Dyson; thence with said Creek N. 50-1/2 E. 3.59 chains to a stake; thence S. 52 E. 22.86 chains to a stake on side of State Highway; thence with said Highway S. 38-1/4 W. 3.50 chains to the beginning, containing 8.05 acres, more or less.

14

136-098 Item 50

Parcel 1.: Beginning at a stake on the Morganfield and Bordley road seven feet south of an old stump corner to Essie Holeman and James Robertson; thence with the line of James Robertson S. 42’ 30” W. 1321.4 feet to a stake corner to Nathan Slaton; thence with the line of Nathan Slaton N. 49’ W. 1105.25 feet to a stone corner to Nathan Slaton in bed of old Dyson Creek; thence with the bed of old Dyson Creek and the line of Nathan Slaton, the following courses and distances: S. 71 E. 114 feet; N. 76 E. 400 feet; N. 49 E. 100 feet; N. 80 E. 100 feet; N. 77 E. 100 feet; N. 88 E. 100 feet; N. 54 E. 200 feet; N. 4 E. 185 feet; to a stake in Morganfield and Bordley road seven feet North of the bridge and in center of Dyson Creek corner to John Slaton and in line of Essie Holeman; thence with the line of Essie Holeman S. 47 E. 540.5 feet to the beginning, containing 21.782 acres of land.

136-098 Item 51

PARCEL 1-ELLEN DAVIS TRACT-67 acres

Beginning at a stone, corner to a nineteen acre tract purchased from Malvina Woodring, the southwest corner of said survey; thence North 37 East 96 poles to two hickories, corner in the line of the Wm. Amberson survey; thence S. 55 E. with the Amberson line 115 poles to a maple and two gums, corner to Banks on Dyson’s Creek, thence S. 37 W. 91 poles with Banks’ line to an Elm and Stone, corner to Banks and Malvina Woodring; thence N. 55 W. 114 poles to the beginning, containing sixty seven acres, including the nineteen acres bought from Malvina Woodring.

PARCEL 2-LETITIA McCLURE TRACT-6-3/4 acres and 10 poles

Beginning at an elm, a corner of Weller Davis, W. J. Powell and John Woodring; thence with Woodring’s line S. 56 1/4 E. 43 1/2 poles to a stone and ash; thence with line of Woodring N. 39 E. 21 5/10 poles to a stone, corner to lot No. 8 (Garnett division); thence N. 57 W. 42 6/10 poles to a stone, corner to Lot No. 8 and the passway, thence N. 39 1/ 2 E. 64 3/4 poles to a stake, corner to Alex Garnett; thence N. 57 W. 1 pole to Weller Davis’ corner; thence S. 39 1/2 W. 90 poles to the beginning, containing 6 3/4 acres and 10 poles.

Less, however a tract — beginning at the south corner of Maggie Hughes’ land in said Woodring’s line; thence with his line S. westerly direction to his corner 21 poles and 6 ft; thence northwesterly 9 poles to where said ditch crosses Woodring’s line; thence with ditch easterly 22 poles 14 10/12 feet to where ditch crosses said Hughes line; thence with his line 3 poles and 7 feet to the beginning.

PARCEL 3-ALEX GARNETT TRACT-10 acres

Beginning at a stone in the J. G. Christian line, one pole S. 51 E. of Weller Davis’ corner with the Holeman tract,; thence with a line of the passway allotted to lot No. 9, Letitia McClure’s 6 3/4 acres and ten poles S. 39 1/2 W. 38 55/100 poles to a stone, corner to Maggie Garnett’s 6 3/ 4 acres and 10 poles; thence with her line S. 51 E. 41 4/5 poles to a stone in John Woodring’s line; thence N. 39 E. 38 55/100 poles to a stone, corner to Woodring’s; thence N. 51 W. 41 1/2 poles to the beginning, containing 10 acres of land.

PARECL 4-J. M. WOODRING TRACT-312 sq. poles

Beginning at the bridge in the public road at corner of Gatten Bros. land the beginning before mentioned ditch; thence with Woodring’s line and the road to his and said Davis’ corner 12 poles and 10 1/2 feet; thence with Woodring’s and Davis’ line 38 poles and 11 feet to Maggie Hughes’ corner in said line; thence with an extension of her line 3 poles and 7 1/2 feet to the intersection of said ditch; thence with said ditch 39 poles and 9 1/2 feet to the beginning.

15

PARCEL 5-MAGGIE GARNETT HUGHES TRACT -6 3/4 acres and 10 poles

Beginning at a stake 1 pole S. 51 E. of a stone in Weller Davis’ line; corner to Alex Garnett’s 10 acres; thence with the passway allotted to lot No. 9 S. 39 1/2 W. 26 2/10 poles to a stake 1 pole S. 51 E. of a stone in said line corner to Letitia McClure’s 6 3/4 acres and 10 poles; thence with her line S. 51 E. 42 6/100 poles to a stone in John Woodring’s line; thence N. 39 E. 26 2/10 poles to a stone, corner to said 10 acres; thence N. 51 W. 41 8/10 poles to the beginning, containing 6 3/4 acres and 10 poles.

PARCEL 6- D.C.HANCOCKTRACT -30 acres

Beginning at a stone, corner in the Belleville corner in Mart’s line; thence S. 51 1/2 E. 82 8/10 poles to a stone, corner to Mrs. Melvina Woodring; thence N. 37 E. 107 1/3 poles to a stone and elm, corner to Sam Holeman; thence N. 52 W. 82 1/2 poles to a stone, corner to Simon Carrier; thence S. 37 W. 103 1/2 poles to the beginning, containing 54 acres and one rod of land, being a portion of the land conveyed to first parties by J. P. Pride and wife on 2d day of January, 1905, by deed of record in Union County Court Clerk’s Office in Deed Book 59 at page 76. But from this boundary is to be excluded 24 acres conveyed by first parties to J. M. Holeman on January 2, 1908, by deed of record in Deed Book 65, page 287. This being 30 acres and one pole of land, more or less.

PARCEL 7-JOHN HOLEMAN, JR. ET AL TRACT-14 acres and 73 poles

Beginning at a stake 2 1/ 2 feet W. of two black gums, the original corner of the Melvina Woodring tract; thence with same N. 39 1/2 E. 46 89/100 poles to stone under a post, corner to the D. C. Hancock 30 acres; thence with Hancock line N. 50 1/4 W. 49 37/100 poles to a stone, corner to John Holeman, Jr.; thence with his line S. 39 1/2 W. 46 89/100 poles to a stone on the north bank of a ditch on north side of Morganfield and Bordley road; thence S. 50 1/4 E. 49 37/100 poles to the beginning, containing 14 acres and 73 poles.

136-134

Beginning at a point in the old road, a corner of the J. C. Horne estate, thence with the middle of said old road and the line of Jas. Robertson estate, N. 13 — 56 W. 621 feet to corner in Jas. Robertson estate; thence with his line N. 46 — 56 W. 836.5 feet to stake, corner of estate of James Robertson; thence S. 41 — 04 W. 964.5 feet to the line of John Slaton estate to corner of the estate of J. C. Horne; thence with the J. C. Horne estate S. 46 — 56 E. 700 feet to the corner of the J. C. Horne estate; thence with his line N. 88 — 10 E. 897 feet to the beginning;

There is excepted from the above described property approximately 5 acres thereof which was conveyed by William A. Wells to St. Luke Lodge No. 204, by deed dated May 3, 1906, recorded in Deed Book 61, page 342, and described as follows:

On the East by Sam Carrier; and South by D. B. Woodring; and on North arid West by Belleville Road supposed to contain 5 acres.

16

136-227

Beginning at a point on the side of the State Highway at the corner of the tract conveyed by John Woodring and wife, Florence Woodring to Pearl Blackwell; thence with said line N. 52 W. 11.01 chains to a stake, corner to said tract; thence with the line of said Pearl Blackwell’s tract, S. 38-1/4 W. 4.54 chains to a stake in the line of Charles Woodring; thence S. 52 E. along Charles Woodring’s line to a stake at the side of the highway; thence along said highway 4.54 chains to the point of beginning, containing 5 acres more or less.

136-230

Tract 1: Beginning at a stake on State Highway corner of tract No. 6; thence with the line of said tract N. 52 W. 21.02 chains to the center of Dyson; thence with said creek N. 50 1/2 E. 9.94 chains to a stake in the South bank of creek and side of the road, Lynn brothers’ line, 22 links from walnut on creek bank near iron bridge; thence with said road N. 73 1/2 E. 1.78 chains to stake on side of road; thence S. 52 E. 16.93 chains to the corner post of field at side of State Highway; thence with said highway S. 38 1/4 W. 11.17 chains to the beginning, containing 21.15 acres, more or less.

Being the same conveyed to Lloyd Blackwell &c., by Paul Mattingly by deed dated March 9, 1944, recorded in Deed Book 114, page 408. There is reserved and excepted from the above described tract a part thereof described as follows: Beginning 22 links from walnut on Dyson Creek on bank near an iron bridge; thence with Lynn brother’s road N. 73 1/2 E. 1.78 chains to a stake on side of said road; thence with U. M. Woodring’s line S. 52 E. 210 feet to a post in center of ditch; thence down the course of said ditch with the center thereof 760 feet to a post in the center of Dyson Creek; thence with said Dyson Creek 600 feet to the place of beginning, containing 1 1/2 acres, more or less.

Tract 2: Beginning at a post on side of state highway, corner tract No. 5; thence with line of said tract N. 52 W. 11.01 chains to a stake, corner tract No. 5; thence with line of said tract S. 38 1/4 W. 4.54 chains to a stake in line of tract No. 4; thence with line of said tract N. 52 W. 11.85 chains to the center of Dyson; thence up said creek N. 50 1/2 E. 8.07 chains to a stake; thence S. 52 E. 21.02 chains to a stake at side of State Highway; thence with side of State Highway S. 58 l/4 W. 3.31 chains to the beginning, containing 12.22 acres, more or less.

136-234

Tract 1: Beginning at a stake in the middle of the Boxville and Caseyville road corner of A. W. Cowan in the line of J. P. Pride thence S. 33 1/2 E. 175 feet to a stake, thence N. 65 E. 67 feet to an iron rod, thence S. 50 1/4 E. 600 feet to a stake, thence N. 48 1/2 E. 1270 feet to a stake; thence N. 50 1/4 W. 500 feet to a stake; thence             61 W. 825 feet to a stake; thence S. 55 W. 550 feet to the beginning, containing 20 acres of land.

Tract 2: All of that part of the 39 acres conveyed by Flora Cowan Howard, et al, to W. I. Pritchett, February 23, 1946, Deed-Book 126, page 160, except the land described as follows:

Beginning at a point at the Southeast corner of W. I. Pritchett’s farm where said farm intersects John C. Davis land, thence in an easterly direction along John C. Davis line being the south line of the above mentioned 39 acre tract to the middle of the old Boxville-Sturgis and Caseyville public road, thence in a Northerly direction along said road to the 20 acre tract conveyed by A. W. Cowan to J. W. Cowan on June 2, 1928, thence in a Westerly direction along the line of said 20 acre tract to a tree, thence in a straight line from said tree to a point in W. I. Pritchett’s east line 732 feet from the Davis line, thence along Pritchett’s line 732 feet to the point of beginning, leaving 6 acres more or less in the tract of land herein conveyed to James W. Cowan and his wife, Nellie Cowan.

17

Tract 3: Beginning at a point in the middle of the old Boxville-Sturgis and Caseyville Public Road being the north corner of the property owned by A. W. Cowan in the village of Cullen, Union County, Kentucky; thence in a southeasterly direction 340 feet more or less to a stake about 2 feet southeast of a small elm; thence in a southwesterly 385 feet more or less to a stake in the line of the heirs of John Slaton; thence in a northwesterly direction 127 feet more or less to the south corner of the one acre lot owned by the heirs of John             . Slaton; thence in a northeasterly direction 198 feet more or less to a stake, the East corner of the Arnold Wayne Cowan, Jr. one acre lot; thence in a Northwesterly direction 206 feet more or less to a point in the middle of the Boxville, Sturgis and Caseyville old public road; thence in a line with the center of said road in a Northeasterly direction 268 feet more or less to the place of beginning, containing 3 acres more or less.

136-312

Tract 1. Beginning at a stone in J. T. Pride’s line, F. M. Kuykendall, corner to Ewing Kuykendall heirs; thence with said line S. 51 E. 64 2/3 poles to a stone corner to W. E. Burchett; thence N. 38 E. 157 2/l0 poles to a stone corner to Haywood Williams, formerly R. W. Richey’s four acres; thence with same N. 46 W. 62 poles to a stone corner to said 4 acres, thence S. 39 W. 162 2/10 poles to the beginning, containing 63 acres.

Less however that portion of tract 1 conveyed by W. E. Burchett to Fannie Maraman and Jennie S. Christian by deed dated May 17, 1926, recorded in D. B. 97, P. 221, and described as follows:-

Beginning at a stone in the center of said road and corner to Haywood Williams (formerly R. W. Richey) land, thence with Williams line S. 46 E. 396 feet to a stone in Williams line, thence with line parallel with said road in S. W. direction 891 feet to a stone; thence N. 46 W. 306 feet to center of said road and this line passing through barn near road, thence with center of road to the beginning, containing 6.2 acres.

Tract 2. A parcel of land containing 3 acres, more or less, bounded on the North by Kentucky Highway No. 141, on the East by Orville Williams; on the South by Walter Wells, Gene Cates, W. L. Burchett lot and Zion Baptist Church, and on the West by Highway NO. 758.

Mary B. Perry acquired title to the property above described by devise from W. E. Burchett by his will recorded in Will Book J. Page 342 Union County Court Clerk’s Office and by deed from Kate Ray Price dated July 14, 1964 recorded in Deed Book 175, page 622, same office.

136-313

Being 48 acres located on Highway #141, near Pride Station and being described as follows:

18

Beginning at a point on the northwest side of Highway 141 at the intersection of the old road of James A. Farmer house, thence with said road N 13 W approximately 350 feet corner of James A. Farmer; thence with the line of Farmer S 88 W 897 feet to a corner in Farmer’s line; thence with line of Farmer N 46 W 700 feet corner of Farmer with line of Nathan Slaton and Charles Wells; thence S 41 W approximately 1,275 feet with line of Slaton and Wells corner of Charles Wells; thence S 46 E approximately 1,130 feet with line of Charles Wells to corner of Willie E. Ogletree (formerly Paris) and the old road; thence with the line of old road and Ogletree in a northeasterly direction approximately 1,350 feet to a point on the NW side of Highway 141; thence with Highway 141 approximately 450 feet to the point of beginning.

This being a part of that same property conveyed to Gerald L. Wells and his wife, Georgia Wells, by two deeds, as follows: Deed dated May 29, 1964, from Gerald L. Wells and his wife, Georgia Wells, of record in the office of the Union County Court Clerk in Deed Book 175, page 461; and by Deed dated April 22, 1946, from C. S. Pritchett, Tax Collector of Union County, of record in the office of the Union County Court Clerk in Deed Book 126, page 436; and also see that Affidavit of Adverse Possession now of record in the office of the Union County Court Clerk in Deed Book 175, page 406.

SOURCE OF TITLE

And being a portion of the same property conveyed by Peabody Coal Company, an Illinois corporation, to Peabody Coal Company, a Delaware corporation, by deed dated March 29, 1968, recorded in Deed Book 192, page 297.

And being a portion of the property conveyed by Peabody Coal Company, a Delaware Corporation, to Peabody Development Company, a Delaware corporation, dated June 16, 1989, recorded in Deed Book 260, page 332.

And being a portion of the property conveyed by Peabody Coal Company, a Delaware Corporation, to Peabody Development Company, a Delaware corporation, dated September 12, 1989, recorded in Deed Book 261, page 302.

And being a portion of the property conveyed as Item 6 in the Deed of Conveyance from Peabody Development Company, LLC to Central States Coal Reserves of Kentucky, LLC, by deed dated February 21, 2006, recorded in Deed Book 322, page 77.

And being a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC, to Midwest Coal Reserves of Kentucky, LLC by deed dated July 9, 2007, recorded in Deed Book 328, page 75.

And being a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC, to Midwest Coal Reserves of Kentucky, LLC by Deed of Confirmation dated December 22, 2011, of record in Deed Book 347, page 227-240.

END OF EXHIBIT A

19

EXHIBIT B-1

TO

CORPORATION SPECIAL WARRANTY DEED

Map

20

Holeman Hill
19
18
17
16
11
12
14
15
13
10
9
5
7
8
4
1
6
2
3
Pride
Bordley
Dyson
Oil Wells
CORBETT
DITCH
BORDLEY

Owned KY #9 Seam Tracts

Scale: 1"=2,000'

Exhibit B-1
KY #9 Seam Owned Tracts
Union County, KY

EXHIBIT B-2

TO

CORPORATION SPECIAL WARRANTY DEED

Tract Key to Exhibit B-1 Map

Land Contract No.	Map Tract
136-044	1
136-045	2
136-312 T2	3
136-312 T1	4
136-083 P1	5
136-046 All Tr.	6
136-089 P2-P6	7
136-313	8
136-134	9
136-084 P1T1	10
136-084 P1T2	11
136-084 P3	12
136-098 P1 Item 50	13
136-092 T3-T7	14
136-227	15
136-230 T1&T2	16
136-098 P1-P7 Item 51	17
136-020 All TR.	18
136-234 T1-T3	19

END OF EXHIBIT B-2

21

EXHIBIT B

TO

CONTRACT TO SELL AND LEASE REAL ESTATE

NEGOTIABLE PROMISSORY NOTE

NEGOTIABLE PROMISSORY NOTE

ARMSTRONG COAL COMPANY, INC.

$3,003,700.67	, 2011
St. Louis, Missouri

FOR VALUE RECEIVED, ARMSTRONG COAL COMPANY, INC., a Delaware corporation (the “Maker”) with an address at 407 Brown Rd., Madisonville, KY 42431, unconditionally promises to pay to the order of MIDWEST COAL RESERVES OF KENTUCKY, LLC, a Delaware limited liability company, its successors or assigns (the “Holder”), with an address at 701 Market Street, Suite 965, St. Louis, Missouri 63101, or at such other place as the Holder of this Note may from time to time designate, the principal sum of THREE MILLION THREE THOUSAND SEVEN HUNDRED AND 67/100 DOLLARS ($3,003,700.67) (the “Principal Amount”). The Principal Amount shall be due and payable on June 30, 2012 (“Due Date”). The Principal Amount shall not bear interest provided the payment is made by the Due Date as hereinafter set forth.

In the event the wire transfer of good funds does not occur on or before the Due Date, then interest in the amount of twelve percent (12%) per annum compounded quarterly and calculated on a 360 day per year basis (“Interest”), shall accrue from the date of this Note,             , 2011, on the unpaid Principal Amount, until paid in full. All payments hereunder shall be made in lawful money of the United States of America and in immediately available funds without any offset, reduction, deduction or diminution.

Failure to pay any of the Principal Amount or Interest payments when due and payable shall constitute an event of default hereunder in addition to any of the events deemed events of default under the Mortgage executed and delivered by the Maker to secure the full and timely payment and performance of this Note, each being an event of default hereunder (“Event of Default”). Upon the occurrence of an Event of Default hereunder, the entire unpaid Principal Amount hereof and all accrued and unpaid Interest thereon, shall be immediately due and payable, at the option of the Holder, without demand or any notice whatever, and in addition thereto, and not in substitution therefore, the Holder shall be entitled to exercise any right or remedy as provided at law or in equity, including, but not limited to, the cancellation of a certain Underground Coal Mining Lease dated             , 2011 (“Leasehold Estate”) between Maker and Holder; provided, that Holder provides Maker with written notice of such Event of Default and allows Maker thirty (30) days from the date of Maker’s receipt of the notice to cure the default by satisfying the entire outstanding unpaid Principal Amount and any Interest payments owed under this Note in full. Failure to exercise said option or to pursue such option or such other rights and remedies shall not constitute a waiver of such option or such other rights and remedies or of the right to exercise any of the same in the event of any subsequent Event of Default. The Maker promises to pay all costs and expenses (including, without limitation, reasonable attorney’s fees and expenses) incurred in connection with the collection of any and all amounts due and payable hereunder.

Union Co., Ky.	12/27/11

1

The Maker hereby waives presentment, protest, demand, notice of dishonor, and all other notices, and all defenses and pleas on the grounds of any extension or extensions of the time of payments or the due date of this Note, in whole or in part, before or after maturity with or without notice. No renewal or extension of this Note, no release or surrender of any collateral given as security for this Note, and no delay in enforcement of this Note shall affect the liability of the Maker.

Whenever used herein, the words “Maker” and “Holders” shall be deemed to include their respective successors and assigns.

This Note is intended to be performed in the Commonwealth of Kentucky and shall be governed by and construed under and in accordance with the laws of the Commonwealth of Kentucky.

IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed on its behalf as of the day and year first hereinabove set forth.

ARMSTRONG COAL COMPANY, INC.

By:
Title:

2

EXHIBIT C

TO

CONTRACT TO SELL AND LEASE REAL ESTATE

UNDERGROUND COAL MINING LEASE

UNDERGROUND COAL MINING LEASE

THIS UNDERGROUND COAL MINING LEASE (“Lease”), made as of this             day of             , 2011 (“Lease Date”), by and between MIDWEST COAL RESERVES OF KENTUCKY, LLC, a Delaware limited liability company with an address of 701 Market Street, Suite 965, St. Louis, Missouri 63101 (“MIDWEST” or “Lessor”) and ARMSTRONG COAL COMPANY, INC., a Delaware corporation, 407 Brown Rd., Madisonville, Kentucky 42431 (“Armstrong” or “Lessee”), in consideration of the payment of the first installment of the Earned Royalty (defined below) by Armstrong to MIDWEST, and in consideration of all other obligations of Armstrong stated in this Lease, MIDWEST does hereby grant, lease, let and sublease (as the case may be) unto Armstrong all of its RIGHT, TITLE and INTEREST, but only to the extent owned by MIDWEST, in the Kentucky Number 9 seam of coal only (herein after “Coal”) located in, on or under the property in Union County, State of Kentucky, as described in the attached Exhibit “A” and generally situated within the boundaries depicted on the map attached as Exhibit “B-1” for which a tract key is attached as Exhibit “B-2”, all incorporated herein by reference and made a part hereof, (collectively, the “Property”).

1. SPECIAL RIGHTS OF ARMSTRONG. In addition to whatever rights Armstrong may have by implication of law hereunder, Armstrong shall have the following exclusive rights (“Rights”) to the extent in fact owned or held by MIDWEST:

(a)	To drill, take core samples, survey, map and otherwise evaluate the Coal and to perform environmental research.

(b)	To mine, extract or remove the Coal and other substances which are necessarily removed in the coal mining process, using underground mining methods only now or hereafter in existence, including the right to disturb, cast, and pile all strata without regard to mineral content and for preparing and marketing coal; such rights, including, without limitation, to the extent permitted by applicable statutes and regulations and to the extent MIDWEST has the right to grant the same; and, in general, and without limitation, to do any and all things incident to Armstrong’s mining, processing, and marketing of coal produced from the Property; provided, however, that Armstrong has, by its execution of this Lease, accepted all liability which may arise at any time after the execution hereof for any and all damage to surface and/or structures situated in, on or under the surface, where such damage was caused by Armstrong’s operations under this Lease. It is the express intent of the parties hereto that by the language of this Section 1(b), Armstrong shall have accepted all responsibility and liability for any and all subsidence and damage caused thereby as it relates to the Property and/or Coal only from and after the date of execution hereof.

(c)	To utilize underground tunnels, entries, passageways, rooms, haulage ways, pumping stations, pipelines, conveyors, storage facilities, drains and other underground facilities, all with respect to the mining of Coal and for the purpose of mining of coal in, or under the Property.

2. TERM. The term of this Lease (the “Term”) shall be for the longer of: (a) five (5) years commencing on the effective date of this Lease; or (b) until such time as all of the mineable and merchantable Coal has been mined.

Union County, Ky.	12/28/11

Upon expiration or termination of this Lease, Armstrong shall, at MIDWEST’s request, execute a Release of this Lease for purposes of recording. After expiration or termination of this Lease, Armstrong shall have the right to re-enter the Property and remove all of Armstrong’s mining equipment and related property from the Property, and thereafter, as and when required by Federal, state or local law or regulation as a result of Armstrong’s operations under this Lease, Armstrong shall perform reclamation and environmental work on and respecting the Property.

If, at any time, Armstrong shall fail to perform reclamation and environmental work on and respecting the Property, as and when required by law, MIDWEST, at its option, shall have the right to:

(1)	seek specific performance of this obligation from a court of competent jurisdiction; and/or,

(2)	re-enter the Property and perform such reclamation and environmental work as may be required at the expense of Armstrong, which expense Armstrong shall be obligated to pay without legal recourse.

(3)	Notwithstanding the foregoing, MIDWEST shall provide Armstrong thirty (30) days prior written notice of its intent to proceed under (1) or (2) above and allow Armstrong a reasonable time within which to perform reclamation work as set forth above.

3. ROYALTIES. Armstrong shall pay to MIDWEST, in full payment for all of the benefits secured by Armstrong under or in connection with the mining of coal pursuant to this Lease, the following Royalties (“Royalties”), when and to the extent stated:

(a)	Earned Royalty. Armstrong shall pay to MIDWEST as an Earned Royalty (“Earned Royalty”) six percent (6%) of the Gross Sales Price, as herein defined, on all Coal mined and sold from the Property based on weights at the point of sale.

(b)	Advance Royalty. Armstrong shall pay to MIDWEST as a recoupable Advance Royalty (“Advance Royalty”) $100.00 per acre per year payable upon the execution of this Lease and thereafter on each anniversary of the Lease Date. For purposes of this subsection, there are 2,000 acres within the Property subject to this Lease.

(c)	Payment. All Earned Royalty shall be payable on the 25th day of each month for all coal mined and sold by Armstrong from the Property during the preceding calendar month. No Earned Royalty shall be payable on or with respect to gob, slurry, tailings or other residue resulting from the processing, including washing of Coal for sale from the Property, and Armstrong shall have clear title to all such material from the Property, provided that all such material is removed from the Property prior to the expiration or termination of this Lease.

(d)	Reports. Beginning with the month following the month in which coal is first mined from the Property, and for each month thereafter, Armstrong shall furnish to MIDWEST a report stating for that month the number of coal acres mined and the tons of coal mined and sold from the Property and the Gross Sales Price (as defined below) and how it was determined.

(e)	Delinquent Payments. Delinquent payments shall bear interest from their due date at a per annum rate which is one percent (1%) above the prime interest rate as reported in the Wall Street Journal, as quoted on the first day of the month in which payment is due.

4. ROYALTY BASIS. Royalty Basis hereunder shall mean the per ton Earned Royalty paid pursuant to Section 3 (a) and (b) hererof. The payment of royalties, when and as due hereunder, shall be construed as full payment of Armstrong’s right to retain the leasehold estate and all of the rights granted by MIDWEST under this Lease. If MIDWEST leases less than a 100% interest in a particular tract or tracts within the Property to Lessee, the Earned Royalty shall be reduced in proportion to which any such partial undivided interest bears to the whole.

5. GROSS SALES PRICE DEFINED. When used herein, “Gross Sales Price” means, with respect to transfers of coal to unrelated third parties in an arm’s length transaction, the average sale price received per ton, directly or indirectly, by Lessee, or by any other person or entity at Lessee’s direction or on its behalf, for or with respect to any and all sales and other transfers, F.O.B. at the shipping point, occurring during any calendar month, of coal mined from the Property, without deduction of sales commissions or selling expenses, preparation charges, or any other costs or charges whatsoever; provided, however that GRANTEE shall be allowed a deduction for transportation costs. When used herein, “Gross Sales Price” means, with respect to any coal mined from the Property which is sold or transferred to an affiliated entity in a transaction that is not arm’s length or with respect to coal which is consumed by the Lessee itself, an amount equal to the greater of [i] the per ton average of the aggregate consideration received, directly or indirectly, by the Lessee or any other person or entity at Lessee’s direction or on its behalf, for or with respect to any such sales and other such transfers occurring during any calendar month, of coal mined from the Property, without deduction of sales commissions or selling expenses, preparation charges, or any other costs or charges whatsoever, but allowing deduction for transportation costs; or [ii] the Gross Sales Price determined in accordance with the first sentence of this Section 5 for sales in arm’s length transactions with persons other than an affiliated entity during the preceding calendar month (or, if no coal was sold in an arm’s length transaction with an unrelated third party during such preceding calendar month, then the average Gross Proceeds per ton of coal sold in arm’s length transactions with persons other than affiliated entities during the immediately preceding six month period).

6. MINE PLANS. Armstrong shall make available for inspection by MIDWEST upon reasonable advance request a copy of Armstrong’s mine plan map and any revisions thereto and of Armstrong’s coal mining and reclamation operations permit to mine the Coal, including the application for such permit, and all maps and diagrams submitted therewith. MIDWEST shall not interfere with Armstrong’s permitting activities. In addition, MIDWEST shall have the right to review such mine plans on no less than an annual basis. Armstrong shall furnish to MIDWEST on January 25 and July 25 of each year a map showing the area mined in the previous six (6) months and showing the area projected to be mined in the following six (6) months. These maps shall be certified by a Registered Professional Engineer, Certified Professional Geologist or Registered Land Surveyor and shall be at scale of not more than 1” = 100’, showing a minimum, by month, the actual extent of Coal extracted and thickness of each of the Coal seams mined.

7. MIDWEST’S RIGHT TO INSPECT. MIDWEST or its representatives at reasonable times, and upon at least forty-eight (48) hours advance written notice, shall have the right to make surveys of the workings in the Coal herein leased to determine the accuracy of Armstrong’s surveys of such workings at MIDWEST’s sole cost and expense; and at reasonable times, and upon at least forty-eight (48) hours advance written notice and at MIDWEST’s sole cost and expense, to examine the maps and engineering records of Armstrong with reference to said surveys. Armstrong shall keep records of all coal mined and sold from the Property for a period of 36 months and MIDWEST shall have the right to inspect the records at all reasonable times. MIDWEST or its representatives shall also have the right at reasonable times at MIDWEST’s sole cost and expense, and upon at least forty-eight (48) hours advance written notice, to examine and check the invoices and sales records of Armstrong to determine the accuracy of Armstrong’s reports to MIDWEST. MIDWEST agrees to treat Armstrong’s invoices and sales records as confidential and not to disclose such records to MIDWEST’s or its affiliates’ sales representatives. Armstrong shall not be responsible for any injury, loss or damages suffered by MIDWEST’s representatives that enter the Property, except for any injury, loss or damages caused in whole or in part by the gross negligence of Armstrong, its agents or employees.

8. TITLE. MIDWEST does not warrant its title to the Coal or the Property generally and shall have no liability to Armstrong for any impairment of or interference with the exchange of Armstrong’s rights under this Lease by any person claiming title superior to MIDWEST’s. During the term of this Lease, however, MIDWEST shall not impair or suffer by act or omission any impairment of its title to the Property which would interfere with Armstrong’s exercise of its rights under this Lease. Defects in MIDWEST’s title may be corrected by Armstrong at Armstrong’s sole discretion and cost, and MIDWEST agrees to cooperate with Armstrong in such corrective activity in the event it is requested to do so. MIDWEST agrees to furnish Armstrong all title information in its possession or readily available to MIDWEST, including abstracts of title, commitments for title insurance and title insurance policies, if any. The parties agree to execute necessary releases as to any property to which Armstrong notifies MIDWEST of title defects to which it elects not to cure.

9. COMPLIANCE WITH LAWS. Armstrong shall perform all legally required reclamation and comply with all applicable Federal, state and local laws, rules and regulations; obtain all necessary permits; pay all employment and other taxes required in connection herewith, and shall indemnify and defend MIDWEST against all actions, including penalties and fines, resulting from Armstrong’s failure to do so.

Armstrong shall secure and keep in force a reclamation bond to the extent required by applicable law. Armstrong shall not continue its mining operations, without the written permission of MIDWEST, if it should fail to keep in force such bond.

10. INDEMNIFICATION. Except as provided in Section 7 above, Armstrong shall indemnify, defend and save harmless MIDWEST against any and all claims, loss and expense arising or accruing after the date of this Lease by reason of liability imposed or claimed to be imposed by law for damage due to bodily injuries, (including death) and property damage sustained by any person(s), including the employees of Armstrong, arising out of or in consequence of Armstrong’s exercise of its rights, whether same arise in whole or in part from negligence (or from any other legal basis) of Armstrong, its employees or agents. MIDWEST shall indemnify, defend and save harmless Armstrong against any and all claims, loss and expense by reason of liability imposed or claimed to be imposed by law for damage due to bodily injuries, (including death) and property damage sustained by any person(s), including the employees of MIDWEST, arising out of or in consequence of MIDWEST’s exercise of its rights, whether same arise in whole or in part from negligence (or from any other legal basis) of MIDWEST, its employees or agents. This provision shall survive any termination or cancellation of this Lease.

11.(A) INSURANCE. Armstrong shall obtain and continue in force, during the term of this Lease, the following insurance coverage:

(a) Comprehensive general public liability insurance against claims for bodily injury, death, or property damage, occurring in or about the Property in an amount not less than One Million Dollars ($1,000,000.00) in respect of bodily injury or death to any one person arising out of one occurrence, or less than Five Million Dollars ($5,000,000.00) in respect of bodily injury to more than one person arising out of one occurrence, or less than One Million Dollars ($1,000,000.00) for property damage arising out of one occurrence. The comprehensive general public liability insurance shall provide coverage against losses arising out of the legal liability of the Lessee due to the maintenance of the Property and coal mining operations of the Lessee including [i] premises and operations; [ii] contractual; [iii] products; [iv] owned and non-owned vehicles; [vi] liability arising out of employees’ use of personal cars for company business.

(b) Insurance adequate to fully satisfy Lessee’s legal obligations under any state or federal workers’ compensation statute including, without limitation, obligations with respect to pneumoconiosis or “black lung”; provided, however, that Lessee may self-insure against liability for workers’ compensation (including occupational disease) to the extent permitted by state and federal law and, to such extent, Lessee may then satisfy its obligation to Lessors under this Paragraph by meeting the requirements for self-insurance imposed by statutes, regulations, rulings, and other laws of the state and federal agency administering the same and by submitting to Lessors from time to time the same evidence required by and submitted by Lessee to such agencies.

(c) Fire, property damage, and extended coverage on all structures located on the Property for the full replacement value thereof against the perils of windstorm, civil commotion, riot, explosion, hail, aircraft, vehicles, smoke damage, and riot attending a strike.

(d) Excess/Umbrella Liability Insurance with limits of $10,000,000.00 each occurrence.

(B) FORM OF INSURANCE. All insurance required under this Article shall contain a provision for notice to Lessors of any overdue or unpaid premium and fifteen (15) days’ advance notice to Lessors of any proposed cancellation. Each policy of insurance shall be written as an “occurrence” contract unless the policy is available only on a “claims made” basis in which case the Lessee shall continue such contract for a period of five (5) years or until final release of Lessee’s environmental reclamation bonds required by any regulatory authority, whichever is the later to occur.

(C) PROOF OF INSURANCE. Within seven (7) days of receiving a written request from Midwest, Lessee shall furnish to Lessors a certificate or certificates evidencing the existence of the above required insurance. If at any time during the Term of this Lease, any of the insurance coverage or any of the conditions required by law for self-insurance as provided in this Lease shall cease to be in force and effect, Lessee shall immediately notify Lessors of that fact.

12. DEFAULT AND TERMINATION. In the event of the failure on the part of Armstrong to make any payment hereunder when due or failure of Armstrong to make any payment due and payable under that certain Promissory Note between Armstrong and Midwest of even date hereof, or in the event a Party fails to observe and perform any other agreement or undertaking as herein provided, then the other Party shall have the right immediately to give the defaulting Party a written notice designating the particular default or defaults of which complaint is made and notifying the defaulting Party of its intention and election to terminate the Lease by reason of such default or defaults, and unless the defaulting Party shall make the payment in default within TEN (10) days after giving of said notice and remove any other default complained of within THIRTY (30) days after the giving of said notice (except any default not susceptible of being cured within such THIRTY (30) day period, in which event the time permitted to the defaulting Party to complete the same, provided the defaulting Party commences promptly and proceeds diligently to complete such performance), then without further notice this Lease and the rights of the defaulting Party hereunder shall be forfeited, canceled and terminated. Such termination of this Lease shall not, however, relieve the obligation for any royalty due under this Lease to date of such termination or liability of the defaulting Party for any other damage resulting to the other Party from said default. Armstrong shall have the right, and the obligation should MIDWEST so demand, to remove any of its property from the Property for a period of one (1) year after expiration or termination of this Lease, subject to Armstrong’s rights under Section 1(d) hereof.

13. TAXES. At all times during the term of this Lease and any extension hereof, Armstrong shall be responsible for and shall pay all state and local real property taxes imposed upon the interests leased hereunder. Such taxes shall include, but not be limited to, real estate taxes upon the mineral interest leased hereunder, severance taxes, production taxes, business taxes and personal property taxes. The intent of this provision is to make clear that while this Lease is in effect, MIDWEST shall have no liability for any taxes or government impositions whatsoever which may be imposed upon the Property or Coal, or upon the operations of Armstrong as they relate to the Property, Surface or Coal leased hereunder or the rights granted to Armstrong hereunder. However, it is the understanding of the parties that MIDWEST shall pay all unmined mineral (coal) taxes only, which may be imposed upon the Property to the appropriate taxing authority; thereafter, Armstrong shall reimburse MIDWEST for the full amount of all such paid taxes immediately upon its receipt of an invoice from MIDWEST evidencing same.

14. ANCILLARY PROVISIONS OF THIS LEASE. This Lease, and the attached Exhibit “A” (made a part hereof) constitute the entire agreement between the parties, supersede all representations, bids, agreements, memoranda and correspondence between, by or for the parties relating to the Property, and shall be construed in accordance with the laws of the state in which the Property is located. No amendment or modification of this Lease shall be binding unless made by a written instrument of equal formality with this Lease. Waiver by either party of performance by the other party of any of the provisions of this Lease shall not be construed as a waiver of any further right to insist upon full performance of the terms of this Lease. Each party shall be entitled to insist strictly upon timeliness of performance by the other party of the other party’s obligations.

15. FORCE MAJEURE. Except for the failure to pay money due and payable to MIDWEST, Armstrong shall not be deemed to be in default for any failure to perform or observe any of the terms, conditions, provisions, obligations or covenants to be performed or observed by it hereunder during periods in which such performance or observance is prevented by any event reasonably beyond Armstrong’s control including, but not by way of limitation, any order, decree, direction, inaction, or denial of permit by any governmental law, executive order, rule, regulation, or request enacted or promulgated under color of authority; by riot, strike, lockout, insurrection or industrial disturbance; by failure of carriers to transport or furnish facilities for transportation; by any act of God (including, with limitation, lightning, earthquake, cave-in, fire, storm, flood, washout); or by breakage or accident to machinery or facilities; fires or explosions; provided that Armstrong shall exercise reasonable diligence to resume mining operations. Armstrong shall have the right to determine and settle any strikes, lockouts or industrial disputes in its sole discretion and the aforesaid requirement of exercising reasonable diligence to resume mining shall not require Armstrong to accede to any demand or position of any other party involved in such strike, lockout or industrial dispute.

16. PRESERVATION OF TITLE. During the term of this Lease, MIDWEST shall not do anything or fail to do anything, which would prevent or obstruct Armstrong’s rights hereunder. Nothing herein shall create or be interpreted to create a hindrance of any kind whatsoever to MIDWEST’s freedom to dispose of its interest in this Lease, the Property, or the Coal provided such proposal is made subject to this Lease.

17.	RECORDING. Neither party shall record this Lease without the prior written consent of the other party.

18. ASSIGNMENT. Armstrong shall not assign this Lease or any part of its right hereunder, without the prior written consent of MIDWEST, which may be withheld for any reason or no reason. Absent MIDWEST’s prior written consent, any assignment or attempted or purported assignment shall be void as to MIDWEST and, moreover, shall constitute a material breach of this Lease.

19. NOTICES. Any notice or communication required by this Lease shall be in writing addressed to the address of each of the Parties respectively as follows:

To MIDWEST	To Armstrong

Midwest Coal Reserves of Kentucky, LLC	Armstrong Coal Company, Inc.
701 Market Street, Ste. 965	407 Brown Road
St. Louis, MO 63101-1826	Madisonville, Kentucky 42431
ATTN: President	ATTN: Vice President Operations

With required copy to:	With required copy to:

J. Sale Gordon	Mason L. Miller
Gordon Law Offices, P.S.C.	Miller Wells PLLC
121 W. Second Street	300 East Main Street, Ste. 360
P.O. Box 1146	Lexington, KY 40507
Owensboro, Kentucky 42302-1146
Armstrong Energy, Inc.
Attn: Martin D. Wilson, President
7733 Forsyth Blvd., Suite 1625
St. Louis, Missouri 63105

At any time, either Party may specify in writing a new address for notification hereunder.

20. MEMORANDUM OF LEASE. The parties agree to execute a memorandum or notice of this Lease in form suitable for recording.

21. OPTION FOR ADDITIONAL LEASE PROPERTY. Lessor represents and warrants that it controls coal reserves adjacent to the Property, as described in the attached Exhibit “C” and generally situated within the boundaries depicted on the map attached as Exhibit “D-1” for which a tract key is attached as Exhibit “D-2”, identified as the “Additional Lease Area”. Seller hereby grants to Buyer an option, until December 31, 2016, to lease the entirety of the coal reserves contained in said Additional Lease Area, together with any and all additional coal reserves acquired by Lessor or its affiliates, if any, in the Additional Lease Area after the date of this Lease, under all of the same terms and conditions as contained in this Lease for annual Advance Royalty payments for the Additional Lease Area of $300,000.00. For purposes of this section, there are approximately 3,000 acres within the Additional Lease Area. Lessee must provide written notice to Seller of its intention to enter to a lease for the entirety of the Additional Lease Area no later than December 31, 2016. In the event such written notice is timely received by Lessor, this Lease shall be automatically amended to include the Additional Lease area under the definition of Property. The parties further agree to execute such documents, instruments and other agreements as are necessary to effectuate the transactions contemplated herein.

22.	ANCILLARY PROVISIONS.

(a) This Lease and the attached Exhibits hereto (made a part hereof) constitute the entire agreement between the parties, supersede all representations, notices, agreements, memoranda and correspondence between, by or for the parties relating to the Property and shall be construed in accordance with the laws of the State of Kentucky.

(b) Except as herein set forth, Lessee’s obligations under this Lease are not subject to any condition prior or subsequent to the Lease Date.

(c) No amendment or modification of this Lease shall be binding unless made by a written instrument signed by the parties.

(d) Waiver by any party of performance by the any party of any of the provisions of this Lease shall not be construed as a waiver of any further right to insist upon full performance of the terms of this Lease.

(e) Each party shall be entitled to insist strictly upon the timeliness of performance by the other party of the other party’s obligations.

IN WITNESS WHEREOF, the parties have executed this Lease in duplicate, as of the date first above written, by their own hand and deed, and/or by their duly authorized representatives, each of which representative, by signing this Lease, personally represents and guarantees his authority to sign for the party indicated.

LESSOR:	MIDWEST COAL RESERVES OF KENTUCKY, LLC

By
President

LESSEE:	ARMSTRONG COAL COMPANY, INC.

By
President

EXHIBIT A

TO

UNDERGROUND COAL MINING LEASE

All recording references are to the Office of the Union County Clerk unless otherwise specified.

136-007

Parcel 4: Beginning at a post in the north right of way line of the ole L. & N. R. R., a corner of J. B. Ray and Hazel Ray, thence with said Ray’s line N. 31-21 E. 1418.6 feet to a stake, corner of said Rays, and Ryvers Paris in Orville Williams line; thence with WIlliams’ line S. 38-57 W. 1413.4 feet to a post in the north right of way line of the old L. & N. R. R. S. 53-03 E. 188.67 feet to the place of beginning, and containing 3.06 acres, as surveyed by A. L. Bishop, Registration No. 921.

136-015

Tract 1. Beginning at a point South 51 degrees East 21 feet from sassafras stump corner of J. T. Kuhkendall in J. T. Pride line; thence South 37 deg. 15 min. West 1371.49 feet with line of Kuykendall to red locust bush; thence South 33 deg. 22 min. West 1624.06 feet with line of Kuykendall to the intersection of the line with ditch; thence South 80 deg. 43 min. East 895.35 feet with center of said ditch and Kuykendall to intersection of two ditches corner to Joe Kuykendall and Sam Pride; thence South 36 deg. 59 min. West 1119.28 feet to point in center of big ditch corner to Sam Pride and Ferd Strouse; thence South 73 deg. 22 min. West 657.91 feet with center of big ditch and line of Ferd Strouse to point at intersection of big ditch with small ditch corner to Kuykendall and Ferd Strouse; thence North 29 deg. 47 min. East 323.90 feet to corner in line of Kuykendall; thence with line of Kuykendall North 22 deg. 56 min. West 200 feet; North 33 deg. 32 min. West 312.60 feet; North 52 deg. 55 min. West 119.32 feet to corner at fence intersection in line of Joe Kuykendall and corner of Kuykendall and W. J. Burnett; thence with line of Brummett North 18 deg. 28 min. East 2027.21 feet to fence intersection; thence with another line of Brummett North 63 deg. 21 min. West 199.48 feet to stake in ditch corner to W. J. Brummett; thence with another line of Brummett North 17 deg. 14 min. West 728.54 feet to small maple corner of W. J. Brummett; thence with another line of Brummett arid. W. N. Omer, North 10 deg. 41 min. East 1000.94 feet passing Brummett and Omer’s corner in public road at 40 feet to a turn in fence with Omer; thence with Omer North 11 deg. 33 min. West 554.89 feet to corner of Omer and J. P. Pride; thence with same North 88 deg. 17 min. East 445 feet to stake; thence with J. P. Pride South 36 deg. 18 min. East 404.75 feet to turn in fence; thence with J. P. Pride South 52 deg. 08 min. East 1695.5 feet to place of beginning, containing 120.08 acres of land.

LESS HOWEVER, a tract containing 22 acres, conveyed by Mrs. Rose Smith et al to Floyd Corbett on November 4, 1932, by deed recorded in Deed Book 97, page 155: BEGINNING at a point in the center of a large drainage ditch and in the line between Floyd Corbett and the Mrs. Rose Smith 120.08 acre tract of land, and being a corner in said line in said ditch; running thence with said line North 17 deg. 57 min. West 745.58 feet to a maple in line of Floyd Corbett and W. J Omer; thence with line of Omer North 11 deg. 04 min. East 999.25 feet, passing the

Corbett and Omer corner in the fence in the Omer line; thence with line of said Outer North 11 deg. 18 min. West 556.88 feet to corner of Omer and J P. Pride; thence North 89 deg. 32 min. East 443.31 feet; thence with said Pride South 36 deg. 20 min. East 404.12 feet to the center of said drainage ditch, which this survey begins; thence with the center of said ditch South 23 deg. 59 min. West 413.62 feet; thence South 0 deg. 23 min. West 520.96 feet; thence South 2 deg. 16 min. West 439.68 feet to a point in center of said ditch and in the north side of the public road mentioned above and thence with center of said ditch South 35 deg. 47 min. West 547.71 feet to the place of beginning, and containing 22 acres, more or less.

Tract 2. Beginning at a stake 21 feet South 50-1/2 deg. East of a sassafras standing on North line of Maramon Military Survey corner of J. D. Henry, now Rose Smith, 95 9/10 acre tract purchased of Nelson Jones; thence South 37 deg. 15 min. West 1371.49 feet with line of J. D. Henry, now Rose Smith, to red locust bush; thence with another line thereof South 33 deg. 22 min. West 1624.06 feet to corner of said Henry, now Smith at ditch; thence with another line thereof South 80 deg. 43 min East 895.35 feet with center of said ditch to its intersection with big ditch and corner with Sam Pride; thence North 40 deg. East 2681.25 feet to a stake corner with George H. Fryer’s 37 3/4 acres and 33 poles; thence North 50-1/4 deg. West 363 feet to stone 3/10 of a pole North 32-1/4 deg. East of a white oak; thence South 32-1/2 deg. West 253.45 feet to stone, hickory and black gum (timber gone) thence North 50-1/4 deg. West 607.2 feet to the place of beginning and containing 58 acres.

Tract 3. Beginning at a stake in the line of Joe Kuykendall and corner of the W. J. Brummett 22 acre tract; thence with a line of Mrs. Rose Smith 120.08 acre tract and said 22 acre tract North 18 deg. 28 min East 2027.21 feet to a stake corner of said 22 acres and Mrs. Rose Smith; thence with another line of said 22 acres tract and Mrs. Rose Smith, North 63 deg. 21 min. West 199.48 feet to a stake in center of a large drainage ditch; thence with the center of said drainage ditch South 36 deg. West approximately 1840 feet to a stake in said ditch in line of Joe Kuykendall; thence with line of Kuykendall South 53 deg. East 850 feet to the place of beginning, and containing 22 acres, more or less.

Tract 4. Beginning at a mulberry and elm, where Joseph Hays line crosses the creek; thence with said line South 36 West 108 poles to 7 sweet gums, two of which are double ones; thence South 53 E. 58 poles to a box elder on the bank of a branch; thence up said branch to the beginning, containing 22 acres, but off of which have been conveyed about 2 acres not included herein, and of record in the Clerk’s Office of Union County, Kentucky, in Deed Book 40, page 199, from W. H. Stone to Nelson S. Jones.

Tract 6. Beginning at a point in the center of a large drainage ditch, and in line between the W. J. Brummett farm (now owned by second party) and first party’s 120 acre tract of land, and being a corner in said line in said ditch, running thence with said line N. 17 — 14 W. 728.54 feet to a maple in said line of said Brummett and with line of W. N. Omer N. 10 — 41 E. 1000.94 feet passing the Brummett and Omer corner in center of public road at 40 feet, to a turn in the fence in the Omer line; thence with line of said Omer N. 11 — 33 W. 554.89 feet to corner of Omer and J. P. Pride; thence N. 88 — 17 E. 445 feet; thence with J. P. Pride S. 56 — 18 E. 404 feet to the center of said drainage ditch, in which this survey begins; thence with the center of a drainage ditch down stream, with its meanderings (it first going direct for about 250 feet then curving to left for 150 feet; thence direct to Public road 1000 feet, thence in a right curve 655 feet) approximately 8025 feet to the place of beginning, and containing 23 acres, be the same more or less.

136-019

Tract 1: Beginning at the intersection of the public road and the north side of the L&N Railroad right of way in the line of W. G. Whitledge (now owned by Dennis O’Nan heirs) in the L&N Railroad right of way, runs with the north side of the L&N right of way line S. 53 — 04 E. 2329.4 feet to a post, corner with the L&N right of way in Jess Collins line; thence leaving the L&N right of way, runs N. 40 — 12 E. 1322.8 feet to a stone, corner with the Collins tract in Henry Sullivant’s line; thence N. 49 — 57 W. 2343.2 feet to a stone, corner with Henry Sullivant in Ivo Davis line; thence S. 39 — 52 W. 1438.5 feet to the place of beginning, containing 73.45 acres. And also title to the minerals under half of the L&N right of way running parallel with the above described property.

Tract 2: Beginning at a stone, corner with Henry Sullivant in Dennis O’Nan’s line; thence S. 40—12 W. 1322.8 feet to a post, corner with Dennis O’Nan (Tract 1 herein) in the L&N right of way; thence along the North right of way line of said railroad S. 53 — 13 E. 1208.1 feet to the Intersection of the North right of way line of said railroad in J. T. Pride’s line; thence along the center of the public road N. 40 E. 1229.9 feet to the intersection of the public road and a corner with J. T. Pride in the widow Kuykendall’s line; thence N. 49 — 38 W. 1201 feet to the place of beginning, containing 35.03 acres. And also mineral rights under the right of way of said L&N railroad, which said right of way runs between the two above described tracts.

136-033

Tract 1. Beginning at a stone on the south side of the Bellville or Providence Road at the foot of a ridge; thence N. 49 E. 65 2/3 poles to a stone two white oaks, dogwood and black oak; thence S. 53-1/2 E. 13-1/2 poles to a stone 3 black oaks and dogwood in the east line of the Weeden Military Line; thence N. 31-1/2 E. 88.8 poles to a stone and dogwood in said line; thence N. 54-1/2 W. 102-1/2 poles to a stone, ash and white oak in the south side of a large rock; thence S. 32-1/2 W. 119 poles to a stone and white oak near the Belleville or Providence road in J. M. Hancock’s line: thence S. 28-1/2 E. 78 poles along said road to the beginning, containing 60 acres.

There is excepted from the above described tract the following:

(A) Beginning at a stone, white oak and 2 black gums in Thomas Beavin’s line, corner to C. C. Beavin’s 50 acre tract; thence S. 33 W. 37 poles to a stone and hickory near the old school house; thence S. 68 E. 50 1/10 poles to a stone, black oak and white oak, thence North 42 3/4 E. 25 poles to a stone in C. C. Beaven’s line; thence with said line N. 52-1/2 W. 53 3/10 poles to the beginning, containing 10 acres, more or less;

And being the sane conveyed to William C. Padgett by deed from John S. Lamb by deed dated March 24, 1888, recorded In D. B. 39, page 57;

(B) Beginning at a stake one foot west of an anchored post at a corner of the late J. S. Lamb’s farm; thence S. 34 — 24 W. 60 feet to a stone near the original south corner of the old school lot; thence S. 66 — 24 E. 241.84 feet to a stone; thence N. 34 — 24 E. 60 feet to stone in south line 10 acre tract heretofore purchased by said School Board from J. H. Cowan; thence with said line N. 66 — 24 W. 241.864 feet to the beginning, containing 1/3 of an acre;

And being same conveyed to the Union County Board of Education by deed from Nancy A. Lamb, et al, dated June 22, 1914, recorded In D. B. 72, page 191, Union County Clerk’s Office.

Tract 2. Beginning at a stone corner to J. P. Pride in the line of J. S. Lamb, running thence with said Lamb’s line In a Northerly direction to a stone, corner in the old school house lot now owned by J. Cowan; thence with the schoolhouse lot in a westerly direction to the middle of the Morganfield and Bordley road; thence with the middle of said road in a southerly direction to where the line of J. P. Pride crosses said road; thence with said J. P. Pride’s line to the beginning, containing 1 acre of land, more or less.

Being the same property conveyed to L. R. Heffington by deed dated December 22, 1919, recorded In D. B. 80, page 63, Union County Court Clerk’s Office, from S. C. Hughes & c. a 1/2 undivided interest In the minerals was reserved In the deed from L. R. Heffington & c. dated January 25, 1952, recorded in D.B. 145, page 290; and the same conveyed to Elsie Wilkerson by deed from Wiley Cook & co. dated September 2, 1952, recorded in D. B. 147, page 34, Union County Court Clerk’s Office.

136-034

Tract 1. Beginning at a stone and two hickories and gum In Simeon Carrier’s line, corner to Charles Gatten; thence N. 37 E. 48 2/10 poles to a stone, corner to Matthew C. Christian in Gatten line; thence N. 52 W. 90.4 poles to a stone, corner In the Weden military line; thence S. 32-1/2 W. 46.9 poles to a stone, corner to R. L. Potts; thence with his line S. 52 E. 96.1 poles to the beginning, containing 29 acres and 14 poles of land.

Tract 2. Beginning at a stone in ditch S. F. Christian line, black gum; marked corner, corner to Simeon Carrier tract, thence N. 50 — 10 W. 82-1/2 poles to a stone and black oak, corner to said Christian homeplace; thence N. 35 E. 16 poles to a stake, corner to J. S. Lamb 80 acre tract; thence with his line, N. 58 W. 10.7 poles to a stone and dogwood; thence S. 50 W. 28.28 poles to a stone in said Lamb’s line, corner to C. A. Harraman: thence S. 50 — 10 E. 97.14 poles to a stone In West side of said Carrier tract, corner to C. A. Harraman; thence N. 50 3/4 E. 13.7 poles to the beginning, containing 10 acres, more or less.

136-035

Tract 2. Beginning at a stake at intersection of the Weller- Davis and the old Caseyville-Boxville Roads, corner with Clarence Wilkerson in J. W. Cowan’s line, runs with said Caseyville-Boxville Road as follows N. 40 E. 1393 feet, and N. 53 — 20 E. 545 feet to a nail in said road, corner with Allie Wells and John C. Davis; thence with said Davis line S. 50- 30 E. 1933 feet to a stake and stone, corner with John C. Davis; thence with division line between this property and the J. C. Davis 86.3 acres S. 44 — 30 W. 1910 feet to a stake, west of pond, corner with John C. Davis; thence N. 51 — 30 W. 1905 feet to the place of beginning, containing 86.3 acres, subject to all legal highway.

136-047

Tract 1. Beginning at a stake and two black gums, west corner to Waman’s Military Survey; thence with the South line thereof S. 50-3/4 E. 90-63/100 poles to a stone corner to Henry S. Sullivant’s 22-1/2 acres, thence N. 33-1/2 E. 46-6/10 poles to a stone, 1 11/100 poles N. 33-1/4 E. of Henry S. Sullivant’s corner, corner to B. F. and S. A. Sullivant’s 73 1/3 acres; thence N. 50-3/4 W. 86-59/100 poles to a stone and 2 oaks another corner of said 73 1/3 acres; thence S. 32-1/2 W. 46 35/100 poles to the beginning containing 25 2/3 acres, less however the following: Beginning at a corner of Henry Sullivant and J. E. Shouse on the south bank of Dyson Ditch; thence with said line S. 50-1/2 E. 246 feet to center of Smith Ditch; thence with the middle of said ditch N. 75 W. 510 feet to where it empties into Dyson Ditch; thence up Dyson along south side on bank N. 85-1/2 E. 304 feet to the beginning containing 3/5 of an acre.

Tract 2. Beginning at a stone in N. S. Kuykendall’s line, corner to Henry Sullivant’s 22-1/4 acres, thence N. 50 3/4 W. 79 66/100 poles to a stone corner to said 22-1/2 acres, thence N. 33-1/4 E. 47 51/100 poles to a stone and two elms, corner to Kate Hearin’s 24-1/2 acres; thence with her line S. 50 3/4 E. 79 65/100 poles to a stone in Kuykendall’s line, another corner thereof; thence N (S) 33-1/4 W. 47 51/100 poles to the beginning, containing 23-1/2 acres of land, less, however, the following:

Beginning at a stake corner to H. S. Sullivant and J, F. Shouse, thence with Sullivant-Shouse line S. 47 — 50 E. 770 feet to a stake In the center of proposed ditch, thence with said ditch N. 73-1/2 W. 810 feet to a stake; thence N. 36-1/2 E. 338 feet to the beginning, containing 2.95 acres, more or less.

Tract 3. Beginning at a stone in H. L. Kleener’s field 1/2 of a pole S. 33-1/4 W. from a stone to the Kuykendall heirs, thence with Waman Military Survey line N. 50 3/4 W. 79 65/100 poles to a stone in said line corner to Margaret Murphey’s 25 3/4 acres, thence W (N.) 33-1/4 E. 45 49/100 poles to a stone, corner to Sarah Sullivant’s 23-1/2 acres, thence with her line S. 50 3/4 E. 79 65/100 poles to a stone in said Kuykendall heirs’ line, another corner thereof, thence S. 33-1/4 W. 45 49/100 poles to the beginning, containing 22-1/2 acres.

Tract 4. Beginning at a stake in a small ditch south of Dyson Creek or ditch, corner to H. S. Sullivant and J. F. Shouse, thence with Shouse-Sullivant line S. 50-1/2 E. 956 feet to a stake, thence N. 36-1/2 E. 417 feet to a stake in the center of proposed ditch, thence with said ditch N. 72-1/2 W. 1004 feet to the beginning, containing 4.55 acres, more or less.

There is excepted from the above described property a lot conveyed by H. S. Sullivant to Chas. H. Ellis by deed dated March 16, 1928, recorded in Deed Book 92, page 621, described as follows:

Bounded on the east by the lands of Chas. H. Ellis, on the North by the RIddle Ditch, and on the South by Dyson Creek, and the same lies in a triangle shape and contains 1/2 acres, more or less.

136-082

Beginning at a stake on the South bank of Holeman ditch in the Tabor and Birchett road; thence N. 37° E. 149 poles to a stake in said road; thence N. 53 W. 116 poles to a stone, corner to H. H. Smith; thence with Smith’s line S. 37 W. 247 poles to a stake on the South bank of Holeman ditch; thence up said ditch along South Bank thereof; S. 81 E. 38.2 poles, S. 77-1/2 E. 22.6 poles, S. 82 E. 8 poles, East 82.87 poles to the beginning, containing 146 acres.

There is reserved and excepted from the property above described a part thereof conveyed by Grantors to W. J. Pritchett by deed dated March 29, 1946, recorded in Deed Book 128, page 264, and bounded and described as follows:

Beginning at a stake Tabor and Birchett road; thence N. 37 E. 998 feet to another stake; thence N. 53 W. 1914 feet to another stake; thence S. 37 W. 980 feet to another stake; thence along the Tabor and Birchett road, 5. 54 — 45 W. 1780 feet to another stake in said road; thence with said road S. 24 E. 160 feet to the beginning, containing 42.8 acres.

136-083

Parcel 2. A piece or parcel of land bounded on the east by the lands of Chas. H. Ellis on the North by the Riddle ditch, on the South by Dyson Creek and the same lies in a triangle shape and contains one half acre, more or less.

Parcel 3, Tract 1. Beginning at a stone corner to Charles Ross survey thence with a line of the same N. 37 E. 199 poles passing a stone corner to William Ross to an ash and elm on a ditch in the Ross line; thence N. 53 W. 78 poles to a stake, corner on the same ditch, corner to Stephen Sullivant; thence with line of the same S. 31-1/4 W. 200 poles to a stone and hickory corner to Stephen Sullivant in the Belmore line; thence with a line of same S. 53 E. 58 poles to the beginning, containing 84 acres and one half of land.

Parcel 3, Tract 2. Beginning at a gum and two elms, thence N. 37 E. with the Bell Military Survey 104 poles to a poplar corner to Potts in the Bell line; thence with Potts’ line S. 53 E. 56 poles to a stake corner to an eight acre tract; thence with a line of the same S. 37 W. 104 poles to a stake on Dyson Creek: corner to the eight acre tract; thence N. 53 W. 56 poles to the beginning, containing 36-1/4 acres of land.

Parcel 3, Tract 3. Beginning at a sweet gum hickory and elm corner to a former survey of said Kuykendall running thence S. 37 W. 106-1/2 poles to two hickories near a ditch; thence N. 53 W. 12-1/2 poles to a stake on a small island in Dyson’s Creek; thence up said creek N. 37 E. 108-1/2 poles to a stake in Dyson’s Creek near an ash corner to Joseph Potts; thence S. 53 E. 12-1/2 poles to the beginning, containing 8 acres and two rods of land.

Parcel 3, Tract 4. Beginning at a stake, elm and hickory corner to Sam Hughes line; thence S. 80 E. 15-1/2 poles to a stake in middle of public ditch; thence up the ditch N. 44 E. 6 poles N. 31 3/4 E. 21 poles to a stake in said ditch; thence up another ditch N. 30-1/2 W. 18 1/10 poles to a stake In said ditch in the original line; thence S. 30 3/4 W. 40 64/100 poles to the beginning, containing 3 1/4 acres of land.

Parcel 3, Tract 5. Beginning at a stake in the center of Fryer Public Ditch, thence N. 51 3/4 W. 6 poles to a stake corner to J. C. Kuykendall, thence with said Kuykendall’s line N. 39-1/2 E. 65 4/10 poles to a stake in the line of said Kuykendall; thence S. 80-1/2 E. 17 poles to a stake in the center of said public ditch; thence with the center line thereof to the point of beginning, containing 3 3/4 acres of land.

136-084

Parcel 2, Tract 1. Beginning at a corner in the line of Hayward Williams on the south bank of Dyson Ditch and with said line S. 52 — 15 E. 1577.9 feet to a corner in line of H. S. Sullivant, thence N. 31 — 29 E. 1208.3 to a corner on south bank of Dyson Ditch, corner to G. H. Ellis, thence with said ditch S. 85 — 40 W. 730 — 50 feet S. 87 — 09 W 623.80 feet, S. 39 — 30 W. 550 feet to the point of beginning, containing about 19.00 acres. It Is agreed and understood that the south boundary of this land is the Henry Sullivant ditch and that no part of said land extends across said ditch.

The part of the above described tract of land south of the Sullivant Ditch and excluded from said described tract is described as follows: Beginning at a stake In a said ditch south of Dyson Creek or ditch, corner to H. S. Sullivant and J. F. Strouse, thence with Strouse Sullivant line S. 50-1/2 E. 956 feet to a stake, thence N. 36-1/2 E. 417 feet to a stake in the center of proposed ditch; thence with said ditch N. 72-1/2 W. 1004 feet to the beginning, containing 4.55 acres.

Parcel 2, Tract 2(A). Beginning at a stake, corner to H. S. Sullivant and J. F. Strouse; thence with Sullivant-Strouse line S. 47- 50 E. 770 foot to a stake in the center of proposed ditch, thence with said ditch N. 72-1/2 W. 810 feet to a stake, thence N. 36-1/2 E. 338 feet to the beginning, containing 2.95 acres, more or less.

Parcel 2, Tract 2(B). Beginning at a corner of Henry Sullivant and J. F. Strouse on south bank of Dyson Ditch; thence with said line S. 50-1/2 E. 246 feet to center of Smith ditch; thence with middle of said ditch N. 75 W. 510 feet to where It empties into Dyson Ditch, thence up Dyson ditch along south side of bank: N. 85-1/2 E. 304 feet to the beginning, containing 3/5 of an acre.

Parcel 2, Tract 3. Beginning at a stone in the line of Kuykendall, a corner of Sarah Sullivant’s 23-1/2 acres; thence with her line N. 50-1/4 W. 79 65/100 poles to a stone and two elms, another corner thereof; thence N. 33-1/2 E. 50 22/100 poles to a stone, maple and catalpha, a corner to first party’s said 28 acres; thence with his line S. 50-1/2 E. 79 65/100 poles to a stone in Kuykendall’s line; a corner of said 28 acres; thence S. 33-1/4 W. 50 22/100 poles to the point of beginning, containing 25 acres of land.

Parcel 2, Tract 4. Beginning at a stone in Kuykendall’s line, a corner to Kate Herins 24-1/2 acres, thence with her line N. 50-1/4 W. 79 65/100 poles to a stone, maple and catalpha, a corner of said 24-1/2 acres; thence N. 33-1/4 E. 56 65/100 poles to a stone on the old ditch, sweet gum and mulberry marked pointers, a corner to B. F. and F. A. Sullivant’s 73-1/2 acres; thence S. 52-1/4 E. 79 68/100 poles to a stone and two elms, corner to U. S. Kuykendall’s 84-1/2 acres, thence with a line thereof 33-1/4 W. 58 72/100 poles to the beginning, containing 28-1/2 acres of land, but from this boundary must be excluded a portion of land, supposed to be 2.1 acres, conveyed by E. M. Sullivant to Ida Sullivant by deed of record in D. B. 66, page 338 In the Union County Clerk’s Office, and described as follows: A three cornered tract of land joined on the north by Ida Sullivant; on the south by Dyson Creek or the ditch formed in straightening said creek, and on the East by J. C. Kuykendall, supposed to contain 2 1/10 acres.

Parcel 4. Beginning at a point on the West corner of Mrs. Nettie Slaton and Richard Waggener where the ditch separates Mrs. Slaton and. Waggener and at a point in the Pride-Little Union Highway; thence in a southerly direction along said highway, with line of Waggener 619 feet to a point In Waggener’s line; thence in an easterly direction with line of Waggener 280 feet to a point in the east line of W. E. Burchett; thence in a northerly direction along the line of Burchett and Waggener 619 feet to a point with Mrs. Nettie Slaton; thence In a westerly Direction 280 feet with line of Mrs. Nettie Slaton and Waggener to the place of beginning, containing approximately 4 acres, more or less.

136-086

Parcel 1, Tract 2. Beginning at a stone and two small hickories in John S. Lamb’s line corner of the Hopper survey, running thence with Lamb S. 32 1/4 W. 37.4 poles to a stake in the west side of the Bellville road in front of the dwelling house; thence S. 26 E. 18.1 poles to a stake in the road 9/10 of a pole N. 28 E. of the center of a sycamore corner to C. A. Maraman’s survey; thence with his line S. 34 1/2 W. 166.3 poles to a mulberry in Nelson Jones line, a corner to said Maraman; thence with Jones line N. 52 W. 52 3/4 poles to a stake 4/10 of a pole S. 52 of an elm on the bank of Wolf Branch, corner to Nelson and William Jones; thence N. 14 3/4 E. 10 3/4 poles to a stake on the West bank of said branch; thence up the branch N. 58 E. 3.1 poles N. 7 1/2 E. 4 poles; N. 72 1/2 E. 6 poles, N. 26 1/2 W. 3 poles, N. 61 E. 4 poles; N. 30 W. 4 poles; N. 63 E. 6.7 poles to a stake opposite the mouth of the ditch cut by Thos L . Henry and W. B. Hopgood agreed upon by them as their line; thence up the Hopgood ditch N. 12 1/4 E. 39.6 poles; N. 8 W. 40.8 poles; N. 2 E. 40.9 poles to a stone, elm and box elder, corner to the said Hopper survey; thence with a line thereof to the beginning, containing 88-1/8 acres of land.

Parcel 1, Tract 3. Beginning at a stone and white oak in a line of the C. A. Marriman 90 1/4 acres, corner to Wm. Fryer 20 acres; thence with the 90 1/4 acres N. 33 3/4 E. 78 2/10 poles to a stone corner to the said 90 1/4 acres; thence S. 52 E. 42 8/10 poles to a stake on the West side of the Henderson and Caseyville road, near the South corner of the J. W. Householder lot; thence S. 50 1/4 W. 81 poles to a stake in Joseph D. Henry line or the Fryer 20 acres; thence with same N. 50 W. 22 65/100 poles to the beginning, containing 15.64 acres.

Parcel 1, Tract 4. Beginning at a stake in J. W. Householder’s line on the West side of the Morganfield and Cullen road; thence with the West side of the road N. 27 1/2 W. 6 54/100 poles; N. 20 1/4 W. 14 poles; N. 33 1/4 W. 30 poles; N. 35 3/4 W. 24 poles to a stone, a corner of John S. Lamb; thence with his line N. 25 1/2 W. 56 poles to a stake 15 feet North 28 3/4 E. of a sycamore corner to James P. Pride 167 acres; thence with his line S. 35 W. 166 2/10 poles to a mulberry tree (down) North corner of the Weedman Military Survey; thence with the North line of said Military Survey S. 50 E. 94 poles to a stake, hickory and black gum, original West corner of the Harrodsburg Seminary; thence with the West line thereof N. 34 E. 94 poles to a stone, corner to Gatten Brothers 15 5/8 acres; thence with the same S. 52 E. 20 2/10 poles to a hickory tree (down) west corner of the Householder lot; thence with same N. 58 1/2 W. 27 88/100 poles to the beginning, containing 90.32 acres.

Parcel 2. Beginning at the Southwest corner of the J. N. Hancock, now J. Williams lot in the middle of the Morganfield and Bordley road; thence in a line with road in Southern direction 111 feet to a stake; thence in an Eastern direction in line parallel with said Williams lot to back line of lot of which this is a part; thence with said back line 111 feet to the Southeast corner of the Williams lot; thence with line of same to the beginning, supposed to contain about 3/4 of an acre.

Except there has been conveyed off of the above described lot the following described lot:— a lot or parcel of ground known as the broom shop lot, 56 1/2 feet wide by 166 1/2 feet deep and adjoining the properties of E. J. Newman on the East and J. G. Heffington on the West.

136- 088

Parcel 1. Beginning at a stone in the middle of the Taylor and Burchett road, corner of H. Williams’ 60 acres; thence with said road N. 38 1/4 E. 70 1/2 poles to a stone; thence with same N. 53 W. 55.3 poles to a stone, sweet rum and hickories; thence S. 37 1/4 W. 28.8 poles to a stake in the middle of the public ditch; thence S. 46 1/2 W. 4.16 poles to another stick in said ditch, corner to said 60 acres; thence S. 52.5 E. 120 poles to the beginning, containing 41.7 acres of land.

Parcel 2. Beginning at a stone in the middle of the Taylor and Burchett Road, a corner to Ferd Strouse 41 7/8 acres; thence with said road N. 38 3/4 E. 61 poles to a stake on south bank of Holeman Ditch; thence down said ditch along the south bank S. 82 1/2 W. 82.87 poles, N. 82 1/2 W. 8 poles, N. 77 1/2 W. 22 6/10 poles, N. 81 W. 38 2/10 poles to a stake in the south bank of said ditch in line of S. 41 7/8 acres; thence S. 52 1/4 E. 61 8/10 poles to a stake 1/2 pole S. 37 1/4 W. of an ash pointer corner to said 41 7/8 acres; thence N. 37 1/4 E. 28 1/4 poles to a stake, sweet gum and hickory, another corner to said 41 7/8 acres; thence S. 53 E. 55 3/10 poles to the beginning, container 17 1/16 acres of land.

Parcel 3. On the North by the Fryer public ditch and on the South and East by the lands of J. F. Strouse, said tract of land being a triangular shape containing 3 1/2 acres more or less.

136-089

Parcel 1-Mattie A. Williams Tract. Beginning at an ash stump near the middle of the Taylor and Burchett road corner to J. C. Kuykendall’s land, thence with his line along the middle of the ditch N. 52 -10 W. 146-1/4 poles to a stake In the middle of the public ditch another of Kuykendall’s corner, thence up said ditch N. 44 W. (E) 40 poles N. 44-1/2 W. (E) 27 8/l0 poles to a stake in the middle of the ditch, corner to M. A. Williams land, thence S. 52 — 10 E. 140 poles to a stone in the middle of said road, another corner to M. A. Williams; thence with said road S. 38-1/4 W. 16 3/10 poles, S. 39-1/2 W. 51-1/2 poles to the beginning, containing 60 acres.

136-092

Tract 1. Beginning at the headwaters of Dyson Creek at the corner post of field on State Highway corner to tract No. 7, and running with the line of tract No. 7, N. 52 W. 16.93 chains to a stake on the side of Lynn Brothers’ road, and thence with their line, N. 73-1/2 E. 7.18 chains to the center of John C. Davis road; thence with said road S. 52 E. 14 chains to the side of State Highway No. 141; thence with said Highway S. 38-1/4 W. 6.43 chains to the beginning, containing 9.96 acres.

Tract 2. Beginning near the headwaters of Dyson Creek, being 22 links from a walnut on Dyson Creek near an iron bridge; thence with Lynn Bros. road N. 73-1/2 E. 1.78 chains to a stake on the side of said road; thence with U. M. Woodring’s line S. 52 E. 210 feet to a point in the center of a ditch; thence down the course of said ditch with the center thereof 760 feet to a point in the center of Dyson Creek; thence with Dyson Creek up its course and with its center 600 feet to the place of beginning, containing 1-1/2 acres.

136-094

Tract 1. Beginning at a stake in the Sturgis Providence road, corner with J. P. Pride, runs with said road in the direction of Providence with the line of J. M. Woodring S. 46 E. 815 feet to a stake in the center of said road at the intersection of a road leading off to Boxville, corner with J. M. Woodring; thence leaving the Sturgis-Providence road and running with the Boxville road and running with the line of Mrs. E. M. Ball N. 57 — 02 E. 432.5 feet to a stake in the center of the said road; thence leaving the road and running with the line of Mrs. E. M. Ball N. 65 — 45 E. 345.0 feet to a stake; thence N. 69 — 25 E. 1680 feet to a fence corner, corner with Mrs. E. M. Ball; thence with the line of J. R. Collins and R. K. Baker, Jr., N. 44 — 45 W. 1548 feet to a fence post; thence with the line of the Boxville road in the direction of Boxville and running with the line of R. K. Baker, Jr., N. 71 — 05 E. 162 feet to a stone, corner with R. K. Baker, Jr; thence leaving the road and running with the line of S. E. Lambert N. 45 — 00 W. 1808.0 feet to a stone, corner with S. E. Lambert; thence with the line of J. W. Davis S. 43 — 15 W. 1456 feet to a stake, corner with J. W. Davis; thence with the line of Alex Garnett S. 34 — 30 E 1005.0 feet to a stake corner with Alex Garnett; thence with the line of J. P. Pride, S. 42 — 35 E. 270.0 feet to a post; thence with the line of J. P. Pride S. 44- 45 W. 1435.0 feet to the beginning, containing 146.4 acres.

Tract 2. Beginning at a stake on the bank of a branch corner to the Amberson survey; thence N. 37 E. with the Amberson line 412 feet to a sweet gum, corner to the old Aaron Lambert land; thence with the Lambert line S. 5° E. 323.5 feet; thence from this point 569 feet in a straight line to the beginning, containing 1.5 acres, more or less.

136-098 Item 50

Parcel 2, Tract 1. Beginning at a stone and sassafras in the line of Sarah J. Smith’s twenty-three and 1/3 acre tract, corner to Caroline Buckman’s 29 acres, thence with said line N. 48 3/4 E. 112 16/100 poles to a stone, black oak and hickory, corner to said 23 1/3 acres; thence N. 52 1/4 W. 32 poles to a stone on the east side of a branch corner to J. S. Lambert’s 81 3/4 acres; thence with his line S. 52 3/ 4 W. 46-1/2 poles; thence S. 78-1/2 W. 27 poles, thence S. 69 W. 20 3/4 poles; thence S. 57-1/4 W. 14 2/10 poles to a stone, corner to Caroline Buckman’s 29 acres; thence S. 41 E. 57 6/10 poles to the beginning, containing 29 acres;

Parcel 2, Tract 2. Beginning at a stone in J. S. Lambert’s line corner to America Newman’s (formerly Larnbert) 29 acres; thence with said line S. 57-1/2 W. 66 8/10 poles to a stake at the north corner of the graveyard; thence S. 34 E. 8 poles to a stone in the east corner of the graveyard; thence S. 49-1/2 W. 11-1/2 poles to a stone in the south corner of the graveyard; thence N. 34 W. 8-1/2 poles to a stone in the middle of the F. M. Wright road and line of Lynn’s land; thence with the middle of said road and the Lynn line 23-1/2 poles to a stake in the Woodring line; thence S. 54 E. 42-1/2 poles with the Woodring and Below line to a stone and maple corner in Below estate; thence N. 51 E. 37-1/2 poles to a Box elder on the ditch, another corner of Below; thence S. 51-1/2 E. 24 poles to a stone 1/4 pole north to an ash, corner to Sarah J. Smith’s 23 1/3 acres; thence N. 48 3/4 E. 46 72/100 poles to a stone about 6-1/2 poles south of a sassafras, corner to America S. Newman (formerly Lambert) 29 acres; thence with her line N. 41 W. 57 6/10 poles to the beginning, containing 29 acres;

Parcel 3. Beginning at a stake in the Weller-Davis Road, corner with John C. Davis and T. C. Jenkins on the west side of a ditch, runs N. 51 — 30 W. 2037 feet to a stake, corner with J. G. Chandler, west of pond; thence with division line of this property and the J. G. Chandler 86.3 acres N. 44 — 30 E. 1910 feet to a stake and stone, corner with J. G. Chandler in John C. Davis’ line; thence with said line S. 50 — 30 E. 1921 feet to a stake and post, corner with I. C. Jenkins; thence with said Jenkins S. 40 — 30 W. 1888 feet to the place of beginning, containing 86.3 acres, subject to all legal highways.

136-098 Item 51

Parcel 8, Tract 1. Beginning at a stake in a line of the J. G. Christian farm (then owned by Charlie Gatten but now owned by J. P. Pride) a corner to the Dan Garnett tract; thence S. 50 E. 122 98/100 poles to a stone in J. S. Lambert’s line; thence N. 40 1/4 E. 13 56/100 poles to a stone; thence W. 36 1/4 W. 22.6 poles to a stake; thence N. 51 1/2 W. 77 1/2 poles to a stone; thence N. 40 1/4 E. 2 3/4 poles to a stone; thence N. 50 W. 22 58/100 poles to a stake 4 feet S. 43 3/4 W. of a sweet gum; thence S. 43 3/4 W. 18 9/10 poles to the beginning, containing 13 1/2 acres and ten poles of land but from this boundary is to be taken 1 acre and 70 poles of land deeded to J. S. Lambert by Alex Garnett and wife on the 10th day of August, 1910, and to said tract is added 1 7/16 acres of land deeded to Alex Garnett by J. S. Lambert and wife on said 10th day of August, 1910, and which is bounded as follows:

Parcel 8, Tract2 Beginning at a stone in J. P. Pride’s line corner to Charles Garnett’s land; thence with the line of same N. 39 E. 11 poles to a stone, corner to J. S. Lambert’s 268 1/ 2 acres and 35 poles; thence with his line S. 36 E. 45 36/100 poles to a stone in a gateway, another of said Lambert’s corners; thence N. 50 1/2 W. 34 poles to the beginning, containing 1 7/16 acres of land and being the same land conveyed to Alex Garnett by J. S. Lambert and wife, by deed dated August 10, 1910, and duly acknowledged but never recorded.

136-136

Tract 1. Beginning at a stake in a drain in line of the Daniel Garnett tract, corner to Sterling E. Lambert’s 35 1/16 acre tract; thence with said line S. 49 E. 78 1/10 poles to a stone, corner to J. S. Lambert’s land; thence N. 65-1/2 E. 39 3/4 poles to a stake in J. S. Lambert’s road, thence S. 13 E. 26.-4/10 poles to a stone, sumac, white oak and mulberry, thence N. 71 E. 24 poles to a stone, ash and sassafras, thence S. 16-1/2 E. 9 poles to a stone, white oak and hickory, corner to the Ford tract, thence N. 39-1/2 E. 73 poles to a stone and two hickories, corner to W. H. Carrier’s land, thence N. 56 W. 88-1/2 poles to a stone in Carrier’s line, N, E. corner to Sterling E. Latnbert’s 35 1/16 acre tract thence with same S. 59 3/4 W. 61 7/10 poles, N. 28-1/4 W. 6-1/2 poles, S. 68-1/2 W. 51 poles to the beginning, containing 60-1/4 acres of land, LESS HOWEVER the following described tract of land conveyed off to V. M. Woodring by Sterling E. Lambert and wife on March 20, 1920, as shown by Deed recorded in Book 81, page 272; Beginning at a stone, sassafras and ash on South side of a hill, corner to A. E. Lambert and Ulis Woodring, running thence with their lines down a hollow S. 16-1/2 E. 9 poles to a stone, white oak and hickory at the original corner of the Ford tract now owned by said Woodring, thence with said Ford N. 39-1/4 E. 17 poles to a stone in or near said Ford line, now a corner to S. E. Lambert and Ulis Woodring, thence with the new line by the purchase, S. 71 W. 14 — 05 poles to the beginning and containing 63 poles of land, or 3/8 of an acre and 3 poles.

There is also excepted and reserved from the above described tract 13.8 acres thereof conveyed by Sterling E. Lambert to D. B. Lynn by deed dated April 16, 1940, recorded in Deed Book 105, page 289. Said 13.8 acre tract is described as follows:

Beginning at a point on the East side of Kentucky State Road #141 in line of R. K. Baker, Jr.; thence with said line N. 71 E. 7.51 chains, thence with said line N. 39.25 E. 13.86 chains to a stone and two hickory trees, corner with Mrs. Bessie Ferguson in R. K. Baker’s line; thence N. 56 W. 10.53 chains with Ferguson’s line to a point in State Road #141; thence with line of said State Road to the beginning, containing 13.8 acres of land, more or less.

Tract 2. Beginning at a stone in Annie Garnett’s land, small sweet gum, black oak and mulberry marked pointers, thence N. 68-1/4 E. 51 poles to a stone; thence S. 28-1/2 E. 6-1/2 poles to a stone, thence N. 59-1/2 E.8l 7/10 poles to a stone in, W. H. Carrier’s line; thence with said line N. 56 W. 71 8/10 poles to a stone corner to Sara M. Lambert’s 1-1/2 acre tract; thence with the same S. 38 3/4 W, 15 -4/100 poles to a stone, N. 56 W. 16 poles to a stone, in Mattie Hunt’s line, thence S. 38 3/4 W. 76 1/10 poles to a stone and two black gums in Annie Garnett’s line, corner to Mattie Hunt’s land; thence with said line S. 49-1/4 E. 34 poles to the beginning, containing 35 1/16 acres of land. LESS HOWEVER, the following tract of land conveyed off by S. E. Lambert to Martin J. O’Bryant on April 1, 1918, as shown by Deed Book 76, page 337, and described as follows: Beginning at a stone on the south side of F. M. Wright road, a corner to Mrs. M. J. O’Bryant’s 1-1/2 acre lot; thence with same S. 38 3/4 W 15 4/100 poles to a stone, thence N. 56 W. 16 poles to a stone, corner of Mrs. M. J. O’Bryant 1-1/2 acre lot in the line of Mrs. Mayme Cardwell; thence with said line S. 38 3/4 W. 15.33 poles to a stone 34/100 poles Southwest of a sugar tree; thence S. 56 E. 20 2/3 poles to a stone and two black oaks; thence N. 88-1/2 E. 27 2/10 poles to a stone, thence N. 44 E. 14 5/l00 poles to a stone and black locust in the Wm. Carrier line and on the North side of the aforesaid F. M. Wright road, thence N. 56 W. 26.65 poles to the beginning and containing 5 1/10 acres of land.

Tract 3. On the waters of Dyson Creek and bounded and described as follows: Beginning at a stone and small post oak on the side of drain, corner to S. E. Lambert’s 60-1/4 acres; thence S. 51 E. 39.63 poles to a stone in the East side of the F. M. Wright road, thence N. 32.50 E. 17 3/4 poles to a stake in bonds of said road, thence N. 34 E. 1 3/4 poles to a stone, mulberry and white oak bush another corner to said S. E. Lambert’s 60-1/4 acres; thence with said tract N. 11-1/2 W. 26 -4/l0 poles to a stake in the aforesaid road, thence S. 67-1/2 W. 39 3/4 poles to the beginning corner and containing 5 6/10 acres of land.

Less a small tract of land conveyed by S. H. Lambert to the Commonwealth of Kentucky for a public highway, which deed is dated January 4, 1934, and of record in Deed Book 98, page 100, of said Clerk’s Office.

136-160

An undivided one half (1/2) interest in and to all of the coal in and under certain lands located in Union County, Kentucky, bounded and described as follows:

Beginning at a stone, corner in Charles Gatten’s line; thence N. 37 E. with Gatten’s line 54-1/2 poles to a stone, corner and sassafras, corner to Sallie Hunt; thence with her line N. 53 W. 99 poles to a stone, corner to her survey; thence S. 37 W. 54-1/2 poles to a black gum, corner in Lamb’s line, corner to Matthew Christian; thence with his line S. 53 E. 99 poles to the beginning, containing 33 acres.

136-161

Tract 1. Beginning at a stone and post corner of the W. H. Bell in the T. E. Bell land; thence running S. 53 E. 273 feet with an old line to a stone an old corner of George Cowan formerly being in the line of W. H. Bell and old corner of T. E. Bell and it now establishing a new corner of T. E. and W. H. Bell; thence running with a new established line of W. H. Bell E. 2324 feet to a post in a field near a barn; thence N. 52 E. 175 feet to a forked iron pin near center of, and turn in, old Dixon road; thence with about center of said road N. 11 E. 189 feet to a point near center of said road. 15 feet N. 54 W. of iron pin on East side of said road in old Taylor line (now Lee Robertson); thence along an old line and in the line of John Lancaster N. 54 W. 313-1/2 to a stake in his line a corner of the Richard Bell land now owned by T. E. Bell; thence with the line of T. E. Bell along an old abandoned road; S. 32 W. 2653 feet to the place of beginning and containing 17.7 acres, more or less.

There is reserved and excepted from the above described tract the south 77 poles thereof.

Tract 2. Beginning at a point in the line of the County Road at a point in the line of Birdie Bell; thence with Birdie Bell line East to a point in J. Ronie Bell’s line; thence North between the line of said J. Ronie Bell and the said land herein conveyed to a point in the line of John Lancaster; thence West on said Lancaster line between his land and land herein conveyed to the said County road; thence South with the line of said road to the place of beginning and containing 20 acres, more or less.

Tract 3. Beginning at a stone corner to Charlie Bashaw; running thence N. 44 W. 86-1/2 poles to a stone in William Donaldson’s line; thence N. 32 3/4 E. 18 6/10 poles to a stone in Donaldson’s line; thence N. 44 E. 84 2/3 poles to a white oak in W. B. Taylor’s line; thence S. 31 W. 19 poles to the beginning, containing 10 acres of land.

Tract 4. Beginning at a white oak, corner to Richard Bell; thence N. 47 W. 86 poles to a stone, corner to said Bell; thence with a military line N. 32 E. 18 6/10 poles to a stone; corner to said line; thence S. 44 E. 84 2/3 poles to a stone, poplar and hickory in William Taylor’s line; thence S. 31 W. 18-1/2 poles to the beginning, containing 10 acres of land.

Tract 5. Supposed to be about three (3) acres of land, bounded on the West by the above mentioned tract, on the East by the Morganfield and Dixon Road, cornering with James A. Householder’s land on the North end and by J. F. Day on the South end.

136-162

Tract 1. Beginning at a poplar, hickory and white oak on a ridge corner to Wm. Amberson, running thence N. 53 W. 132 poles to a white oak and red oak on a ridge in the George Lewis or Weeden Military line, thence with said Military line N. 32 E. 74 poles to 2 black oaks on a ridge, thence S. 58 E. with Riddle line l30 poles to a white oak, corner on a branch or creek, thence S. 39 W. 4 poles to a white oak on the same creek, thence S. 23 W. 20 poles to a black oak on the same branch, thence S. 31 1/2 W. 61 poles to the beginning, containing 65 acres be the same more or less.

Tract 2. Beginning at a stone, black oak and hickory, South corner of Mamie S. Hunt’s 35 1/8 acres, thence South 38 W. 32 13/100 poles to a stone and two black guns, corner to Sterling Lambert; thence N. 51 W. 7 poles to a stone, corner to Dan Garnett’s heirs, thence with their lines S. 38 W. 56 1/2 poles to a stone, N. 51 W. 27 65/100 poles to a stone in Garnett’s line, corner to Geo. Waller Hunt’s 21 1/2 acres, thence N. 38 E. 56 1/2 poles to a stone 96/100 of a poles from a large white oak stump, marked as pointer and east corner to said 21 1/2 acres; thence N. 51 W. 75 8/10 poles to a stone at the horse lot fence; thence N. 39 E. 1 72/100 poles to the corner of said lot, thence N. 51 1/4 W. 11 1/4 poles to a stone in the road, in G. W. Amberson’s line, thence with his line N. 36 1/2 E. 30 poles to a stake west corner of Mamie S. Hunt’s 35 1/8 acres, thence S. 51 1/2 E. 115 poles to the beginning, containing 37 acres.

Tract 3. Beginning at a stone in G. W. Amerson’s line corner to H. Brown’s 32 3/4 acres; thence S. 51 E. 2 7/10 poles to a stone and pin oak, original corner of the Dial Survey; thence N. 36 1/2 E. 2 2/10 poles to a stone, 45/100 poles from the corner of the horse lot, corner to Callie Fletcher’s 33 acres; thence S. 61 1/4 E. 11 1/4 poles to the east corner of said lot; thence S. 39 W. 17 2/100 poles to a stone in the original Dial line; thence S. 51 E. 75 8/10 poles to a stone 96/100 poles from a large white oak stump marked pointer, corner to Callie L. Fletcher’s 33 acres; thence S. 38 W. 56 1/2 poles to a stone in Garnett’s line; thence N. 51 W. 11 15/100 poles to a stake on south bank of Dyson’s Creek corner to the 8 3/8 acres allotted to lot #4 (Sallie B. Hunt’s 33 acres); thence N. 79 W. 5 3/10 poles to a stone on the bank of a ditch; thence N. 25 1/2 W. 83 poles to a stone in said H. Brown’s line; thence N. 39 E. 18 poles to the beginning, containing 21 1/2 acres.

Tract 4. A certain tract or parcel of land lying and being in Union County, Kentucky, on the road leading from Cullen to Boxville and is thus bounded: Beginning at a stone, a corner of the old H. Brown tract, now Herman Fletcher; thence running with said Fletcher’s line N. 51 1/2 W. 42 poles to a stake, corner of G. L. Drury in Fletcher’s line; thence with Drury S. 38 1/2 W. 38 1/10 poles to a stake; cornering in Drury; thence with another line of C. L. Drury S. 51 1/2 E. 42 poles to a stake in the old Don Garnett line, now Fletcher, and on the Northwest side of the Cullen and Boxville road; thence with the side of said road and Fletcher’s line N. 38 1/2 E. 38 1/10 poles to the place of beginning, and containing 10 acres of land, and it is out of the east corner of a tract of land sold G. L. Drury by C. P. Shelton.

136-163

Beginning at a stone three feet west of a white oak in the west line of the Carrier tract, West corner of John Carrier’s 106-1/4 acres, thence S. 57-1/2 E. 170-7/8 poles to a stone on the West bank of a branch, South corner to said 106-1/4 acre tract in the East line of the Carrier tract, thence S. 37-1/2 poles and 11 links to a stone on the branch; thence N. 57-1/2 W. 171-1/2 poles to a stone two feet east of a white oak in the West line of the Carrier tract, thence with said line N. 38 E. 70 poles and 11 links to the beginning, containing 75 acres, more or less,

136-171

Tract 1. Beginning at a stone on the North side of the Dixon road, corner to Elmo Carrier’s 1 1/4 acres; thence N. 39 3/4 E. 11.1 poles to a stone, another corner of Carrier; thence N. 54 1/2 W. 48.88 poles to a stone, pin and two white oaks, corner to Richard Bell; thence with Bell’s and Cartwright S. 34 3/4 W. 88.86 poles to a black oak, Cartwright’s corner; thence S. 54 1/2 E. 59.14 poles to a stone in J. F. Sigler’s line, a corner to Cartwright; thence N. 36 3/4 E. 75.88 poles to a stone on the south side of said road, a corner to J. F. Sigler; thence N. 44 3/4 W. 13.64 poles to the beginning and containing 32 3/4 acres, more or less.

There is excepted from the tract above described a part thereof described as follows:- Beginning at a black oak, Cartwright’s corner; thence S. 54 1/2 East about 275 feet to a stake; thence N. 34 E. about 1037 feet to a post in a field near a barn; thence N. 52 E. 175 feet to a forked iron pin near center of and in turn in the old Dixon Road; thence with about center of said road N. 11 E. 189 feet to a point near center of said road 15 feet N. 54 W. of an iron pin on East side of said road in old Taylor line; thence along the old line N. 54 W. 313 1/2 feet to a stake, a corner of the Richard Bell land; thence S. 32 W. about 1460 feet to the beginning, containing 9 acres, more or less.

Tract 2. Beginning at a stone a corner of Frank J. Sigler’s 44 acres purchased of A. J. Hampton in March, 1901; thence with same 5. 36 l/4 W. 149 1/2 poles to a stone and two white oaks, in the original south line of the survey, corner of said 44 acres; thence with said line S. 55 1/2 E. 37 1/2 poles to a stake, hickory and white oak; thence N. 36 1/4 E. 150.83 poles to a white oak on a hillside (tree down); thence N. 59 1/2 W. 37 1/4 poles to the beginning containing 34 acres, more or less.

There is excepted from the above described tract a part thereof described as follows:- A portion of the 34 acres and 3 poles conveyed by J. A. Hampton to J. F. Day on March 15, 1884, in Deed Book 58, page 221, and which is also a part of the original one-half interest of the 88 acres conveyed by Sarah J. Strait to said Hampton in Deed Book 53, at page 364.

The land herein conveyed joins the land purchased by C. D. Bell from David E. Cowan’s heirs, lies on the north side of the Morganfield and Dixon road containing 2 1/2 acres, more or less.

Tract 3. Beginning at a stake on the North side of the Morganfield and Dixon road in Jake Cowan’s line; thence with said line North 36 1/14 E. 6.9 poles to a stone, corner to Newton Arnold; and thence with his line N. 39 W. 23.3 poles to a stone, corner to Sarah Strait’s land; thence with her line S. 40 3/4 W. 11.7 poles to a stone on North side of the said road, corner to said Strait’s land; thence S. 50 3/4 E. 23.4 poles to the beginning and containing 1 1/5 acres and 4 poles more or less.

136-221

Beginning at a stake, black oak and hickory in Sterling Lambert’s line, east corner to Callie Fletcher’s 33 acres of this division, thence N. 51 1/2 W. 115 poles to a stake in G. W. Anderson’s line, corner to said 33 acres; thence N. 38 1/2 E. 27 3/4 poles to a Spanish Oak (Timber gone); thence N. 25 1/2 E. 20 poles to 2 white oaks, (timber gone); thence N. 43 1/2 E. 1 1/10 poles to a stone, to said 27 5/8 acres; thence with same S. 51 1/2 5. 120 poles to a stone in Posey Lambert’s line, another corner to the said 27 5/8 acres; thence S. 38 W. 48 87/100 poles to the beginning and containing 35 1/8 acres and adjoins the 27 5/8 acres cut off the original dial tract.

136-228

Tract 1. Beginning at a stone in the east line of Weeden Military Survey, ash and small black gum marked pointers corner to Matthew Christian’s 16 acres; thence with said line N. 34 3/4 E. 21.8 poles to a stone, corner to Sallie Hunt’s 33 acres; thence North with her line S. 50 3/4 E. 118 poles to a stone on the West side of the Henderson and Caseyville Road, corner to said 33 acres; thence 38 1/2 W. 21.3 poles to a stone, elm, post oak and sassafras marked pointers, corner to Christian’s 16 acres; thence N. 51 W. 117 poles to the beginning, containing 16 acres,

Tract 2. Beginning at a stone and two dogwoods in the East line of Weeden’s Survey, corner to Matthew Christian; thence with said line N. 33 3/4 E. 22 1/2 poles to a stone, gum and ash, corner to J. W. Wells’ 16 acres, thence with his line S. 51 E. 117 poles to a stone in the Henderson and Caseyville Road, post oak, elm and sassafras, marked pointers, another corner to the said 16 acres, thence S. 38 W. 5.44 poles to a stone corner to Daniel Garrett’s line; thence N. 50 1/2 W. 10.1 poles to a stone, corner in Gatten brothers line; thence S. 38 1/2 W. 17 2/3 poles to a stone in said road, corner to said Christian’s home tract; thence with his line N. 50 1/2 W. 104 poles to the beginning, containing 16 acres of land, more or less.

136-273

Bounded on the east by Van and Hershel Newman, bounded on the South by the Cullen and Little Union Road, bounded on the West by Wylie Cook, bounded on the North by Della Railey and supposed to contain 1-1/2 acres more or less;

136-278

Parcel 1, Tract 3. Beginning at a white oak, ash and dogwood running thence N. 31 E. 173 poles to a dogwood corner to Sam’l Holeman in the line of Ignatius Morgan, thence S. 59 E. 100-1/2 poles to a stone or stake in the military line; thence with said line S. 31 W. 173 poles to a white oak, black oak and stone, thence N. 59 W. 100-1/2 poles to the beginning, containing 108-1/2 acres.

Parcel 2, Tract 1. Beginning at a stake, corner in the old road corner with J. R. Crowdus; runs S. 57-50 E. 679.6 feet to a post corner in the Padgett line; thence S. 31-20 W. with said line 600.5 feet to a post corner with Sam Pride; thence S. 64-40 W. 146.4 feet to a post corner on the East side of the public road; thence with said road N. 8-55 W. 824.5 feet to the beginning, containing 5.86 acres.

Parcel 2, Tract 2. Beginning at a stone and red oak on the north side of the Bordley road, thence north 43 1/2 west 10 poles to a stone and elm, thence south 46 1/2 west 16 poles to a stone and black gum, white oak bush, thence south 43 1/2 east 10 poles to a stone and two post oaks on the north west side of the Bordley road, thence north 46 1/2 east 16 poles to the beginning containing one acre of land.

Parcel 2, Tract 3. Beginning at a stone, white oak and two black gums, in the Thos. Beaven’s line, corner to C. C. Beaven’s 50 acre tract, thence S. 33 W 37 poles to a stone and hickory near the old school house, thence S. 68 E. 50 1/ 2 poles to a stone, black oak and white oak, thence N. 42 3/4 E 25 poles to a stone in C. C. Beaven’s line, thence with his line N 52 1/2 W 53 3/10 poles to the beginning, containing 10 acres of the land and also a tract containing 1/2 acre more or less adjoining the above mentioned 10 acres and known as the old school house lot.

Parcel 2, Tract 4. Beginning at a stone, black gum and white oak in the East line of Weeden’s Military survey corner to G. T. Groves land, running thence N. 59 W. 100 1/2 poles to a white oak, dogwood and ash corner Grove’s in Alvey’s line; thence with Alvey S. 31 W. 72 poles passing Alvey’s corner to white oak, gum, ash in T. J. Beaven’s line corner to William Padgett now George Maraman near a large rock; thence with Padgett’s line S. 59 E. 100 1/2 poles to a stake and sassafras in said Weeden’s line corner of John Lamb; thence with the Military line N. 31 E. 72 poles to the beginning, containing 45 acres, more or less, and is the property that was conveyed R. M. Massey by George M. Marraman and wife on the 21st day of February, 1925 see deed recorded in Deed Book 87 at page 631. However, there is to be deducted from this tract 15 acres sold to Heffington see deed book 62 at page 141 and 7 1/ 2 acres sold to Clarence Maraman see Deed Book 71 at page 83, thus leaving 22 1/2 acres, more or less, passing by this deed and also this conveyance includes a passway 10 feet wide running down the side o the part sold to Maraman and down the side of Harry Sale land to the public road.

The 15 acre and 7 1/2 acre tract excepted from tract No. 4 are described as follows:

In the East line of the Weeden Military survey, beginning in George T. Graves line running a straight line west 248 yards thence south 255 1/2 yards thence East 248 yards to George Graves line thence with Graves line 255 1/2 yards to the beginning containing fifteen acres be the same more or less.

Beginning at a white oak and gum near a big rock in Harry Sale line corner to Jake Cowan (now Union County school lot) running S 59 E. 50 1/4 poles to a stone in line of said school lot, thence N. 31 E. 24 poles to stone corner to Geo. R. Graves 15 acre tract, thence with his line N. 59 W. 50 1/4 poles to said Graves corner in the Alvey line, thence S. 31 W. 24 poles to the beginning containing 7 1/2 acres of land more or less.

Parcel 3. Beginning at a stone 8 feet 1 inch S. 33 1/2 W. of an 11 sassafras in G. L. Drury’s line originally marked as Sackelford and Bullock corner, thence with said line S. 33 1/2 W. 47 72/100 poles to stake corner to said Drury’s Graves farm thence with another of Drury’s lines S. 55 E. 100 5/10 to a stone on W. side of Riddle and Shackelford road, thence with another corner of Drury’s lines S. 36 W. 50 3/10 poles to a stake and white oak gone original corner of Geo. W. Amberson’s tract now Herman Flithers thence with his line S. 54 1/2 E. 44.33 poles to a stake in said line corner to Geo W. Riddles Jr. land, thence with line of same N. 36 E. 38 1/2 poles to planted stone in depression where Charybeate Spring Branch used to flow corner to this 14 acres allotted Geo. W. Riddle, Jr. and James M. Riddle in division of Geo. W. Riddle Sr. estate, thence with said 14 acres N. 22 1/2 W. 20 poles to stone, elm and white oak pointers N. 2 W. 15.22 poles to cross mark cut in large rock at fork of said branch thence N. 24 E. 36.13 poles to fence post in new line fence put up by said Shackelford and Bullock, thence with said line N. 55 W. 15 poles to a stone against fence on W. side of said road, thence with said fence S. 33 1/2 W. 49/10 of pole to another stone against said fence thence N. 55 W. 99 poles to beginning corner and containing 48 3/ 4 acres and 8 poles.

No Tract Number. Beginning at a stone in an old tract in the east line of the George Weeden’s Military Survey, a corner to John R. Brown’s line, thence S. 52-3/4 W. (E) 125-3/4 poles to a stone in Brown’s line; thence S. 36-1/4 W. 42.2 poles to a stone, thence N. 52-3/4 W. 124 poles to a stone, white oak, black oak and dogwood in Weeden’s line, thence with said line N. 31-1/4 E. 42-1/2 poles to the beginning, containing 32-3/4 acres, more or less.

The 32-3/4 acres being the same property conveyed to Peabody Coal Company from G. I. Drury, et ux, et al, by deed dated July 5, 1968, recorded in Deed Book 193, page 336, Office of the Union County Court Clerk.

136-288

Tract 1. Beginning at a black gum, original corner to John Garrnett’s land; thence with his line S. 34 3/8 E. 25 2/10 poles to a stake, elm and ash, thence S. 19 E. 46 7/10 poles to a black walnut, thence N. 79 W. 18-1/2 poles to a stake on the West bank of a ditch, corner to Geo. W. Hunt’s 21-1/2 acres, thence N. 25-1/2 W. 83 poles to a stone, another corner to said 21 1/2 acres; thence S. 38-1/2 W. 18 poles to the beginning, containing 8 3/8 acres of land be the same, more or less;

Tract 2. All of Grantors’ right, title and interest in and to the coal, together with the right to remove same, (being the right, title and interest reserved by Sallie Boyd Hunt in a deed executed to C. P. Shelton dated Aug. 17, 1910, recorded in Deed Book 66, page 371) in and underlying a tract of land described as follows:-

Beginning at a stone in Dan Garnett’s line corner to H. Brown’s 32 3/4 acres; thence with same N. 51-1/2 W. 122 poles to a stone, white oak, black oak and dogwood in Weeden’s military line; thence with said line S. 32 3/4 W. 46.2 poles to a stone corner to Enoch Hunt’s heirs 32 1/4 acres; thence with their line S 51-1/2 E. 118 poles to a stake in Garnett’s line, corner to 32 1/4 acres, thence N. 38-1/2 E. 36 poles to the beginning, containing 33 acres;

SOURCE OF TITLE

And being a portion of the same property conveyed by Peabody Coal Company, an Illinois corporation, to Peabody Coal Company, a Delaware corporation, by deed dated March 29, 1968, recorded in Deed Book 192, page 297.

And being a portion of the property conveyed by Peabody Coal Company, a Delaware Corporation, to Peabody Development Company, a Delaware corporation, dated June 16, 1989, recorded in Deed Book 260, page 332.

And being a portion of the property conveyed by Peabody Coal Company, a Delaware Corporation, to Peabody Development Company, a Delaware corporation, dated September 12, 1989, recorded in Deed Book 261, page 302.

And being a portion of the property conveyed as Item 6 in the Deed of Conveyance from Peabody Development Company, LLC to Central States Coal Reserves of Kentucky, LLC, by deed dated February 21, 2006, recorded in Deed Book 322, page 77.

And being a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC, to Midwest Coal Reserves of Kentucky, LLC by deed dated July 9, 2007, recorded in Deed Book 328, page 75.

And being a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC, to Midwest Coal Reserves of Kentucky, LLC by Deed of Confirmation December 22, 2011, of record in Deed Book 347, pages 227-240.

END OF EXHIBIT A

HIGGINSON-HENRY WILDLIFE MANAGE
Sulphur Spring
55
54
53
52
51
50
49
48
47
46
45
44
43
42
41
40
39
38
37
36
35
34
33
32
31
30
29
28
27
26
25
24
23
22
21
20

Tracts

Scale: 1"=3,000'

N

Exhibit B-1
KY #9 Seam Leased Map
Union County, KY

EXHIBIT B-2

TO

UNDERGROUND COAL MINING LEASE

Tract Key to Exhibit B-1 Map

Land Contract No.	Map Tract
136-019 T2	20
136-019 T1	21
136-007 P4	22
136-047 T1-T4	23
136-083 P3 T1	24
136-084 P2 & P4	25
136-089 P1	26
136-088 P1-P3	27
136-083 P2 & P3 T2-T5	28
136-015 T1-T4 & T6	29
136-082	30
136-086 P1T2-T4&P2	31
136-273	32
136-033 T1&T2	33
136-278 P2T1-T4	34
136-034 T1&T2	35
136-160	36
136-035 T2	37
136-098 P3 Item 50	38
136-092 T1-T2	39
136-098 P2T1&P2T2 Item 50	40
136-094 T1-T2	41
136-098A P8 T1&T2 Item 51	42
136-136 T1-T3	43
136-163	44
136-162 T2-T4	45
136-221	46
136-288 T1	47

Land Contract No.	Map Tract
136-228 T1&T2	48
136-288 T2	49
136-278 No Tract#	50
136-162 T1	51
136-278 P1T3 & P3	52
136-171 T2	53
136-171 T1&T3	54
136-171 T1-T5	55

END OF EXHIBIT B-2

EXHIBIT C

TO

UNDERGROUND COAL MINING LEASE

All recording references are to the Office of the Union County Clerk unless otherwise specified.

Additional Lease Area

136-007

Parcel 1, Tract1. Beginning at a stake in Jeff Prides line corner to J. R. Holemans land thence N. 60-20 W. 113.79 poles to a stake in the middle of the new pond ditch a corner to the 50-1/2 acres sold to J. T. O’Nan, thence with same along the middle of said ditch S. 6 3/4 W. 18-3/4 poles and S. 25 W. 21-6/10 poles to a stake in line of O’Nan 34 3/4 acres and one pole tract, thence with said line S. 60-20 E. 97-1/4 poles to a stone in said Pride’s line corner to said 84 3/4 acres, thence N. 38-10 E. 53.08 poles to the beginning corner and containing 34 acres and 27 poles.

Parcel 1, Tract 2. Beginning at a stake In the South line of the L & N. R.R. bed on the east bank of a ditch, thence 5. 53 3/4 W. 30.72 poles to a stake in the Addle Davis, now Ulie Whitledge line, thence S. 60-1/4 E. 45.98 poles to a stake on the south side against fence post In south line of the railroad bed thence with said line N. 20-1/2 W. 43.95 poles to the beginning corner containing 4 acres and 4 square poles of land.

Parcel 2. Beginning at a stone and fence post in the line of the land of John Fry, running thence across a ditch about 25 or 30 poles, more or less, to a stone by the side of Uley Whitledge ‘s picket fence, and in the edge of the new Holeman public road; thence with a line of said road, to Mrs. Nancy Arnold’s corner; thence with her line to a corner of Tom Coleman 100 acre survey, also corner of said Mrs. Arnold; thence with Coleman’s line to his corner in the line of the heirs of Mrs. Sprague Davis; thence with their line to a stone in a line of the land of John Fry; thence with his line to the beginning, containing 45 acres, be the same more or less, and being the same conveyed to the said John H. Holeman by Samuel Holeman on the 29th day of December, 1902, by deed recorded in Union County Clerk’s Office in Deed Book 56, page 536, from this conveyance there are reserved a tract or strip of land conveyed to M. & A. Railroad Company consisting of 1.4 acres on the 16th day of November, 1902, by deed recorded in Union County Clerk’s Office in Deed Book 60 at page 521, and 3 acres and 37-1/2 poles on the 14th day of January 1907, conveyed by parties of the first part to William Bell by deed recorded in Deed Book 62, page 235, in the Union County Clerk’s Office.

Parcel 3. Beginning at a stake, a corner of the T. N. Wheatly tract In line of Jeff Pride land at a turn in road N.E. of a cross on L. & N. Railroad, thence N. 38 E. 46 3/4 poles to C. S. Holeman’s land, in line of old Willis Carr tract; thence N. 38-1/4 E. 69-36/100 poles to a stake in the middle of a ditch in Mrs. Ida Sullivant’s line; thence N. 53 W. 1-82/100 poles (30 feet) to a fence post In Holeman’s line on N. W. side of creek; thence with same S. 40 W. 9 3/4 poles (161 feet); S. 68 3/4 W. 15-1/2 poles (256 feet) S. 61 3/4 W. 36.8 poles (637 feet) to a stake on south side of the Sam Holeman road; thence S. 21 E. 2.8 poles (35 feet) to stake on bridge over Dyson Creek in said road; (stake Is three feet east side of bridge over center of creek); thence S. 44-1/2 W. 59- 7/10 poles (985 feet) to a stake on east bank of said creek in Wheatly’s line; thence S. 60-1/2 E. 23-82/100 poles (475 feet), to the place of beginning, containing fourteen and one-seventh (14-1/7) acres, including 1/2 of passway leading from Fryer Public ditch to the line of the land of Jeff Pride.

There is excepted from the 14-1/7 acres above described 3-1/2 acres described as follows: Beginning at a stake In the line of the old Willis Carr tract 25 feet S. 38-1/4 W. of a stone corner of Henry Sullivant in said line thence N. 50 3/4 W. 252 feet to a stone corner 30 feet short of Dyson Creek bank, this line is parallel and 25 feet distant from an extension of the south line of Henry Sullivant tract, thence S. 61-55 W. 240 feet to a stake near Dyson Creek bridge (making a 30 foot passway along Dyson Creek), thence N. 37-1/2 W. 30 feet to a stake on the west edge of road 4 feet from south corner of iron bridge, over center of creek and 3 feet from east side, thence N. 21 W. 2-8/10 poles (35 feet) to a stake on the south side of Sam Holeman’s road, thence N. 61 3/4 E. 38-6/10 poles (637 feet) N. 68 3/4 E. 15-1/2 poles (256 feet) N. 40 E. 9 3/4 poles (161 feet) to a post in said Holeman’s fence, thence S. 53 E. 1-82/100 poles (30 feet) to stake in middle of ditch in Mrs. I. Sullivant’s line, thence S. 38-1/4 W. to the beginning containing 3-1/2 acres.

136-010

Tract 1. Beginning at a point at the turn of the Humphrey road in line of the Farley Farm, it being in line of the Quarles Military Survey at a corner of the Matthews Survey; now a corner of the land allotted to the Berry Heirs, thence with the center of the Humphrey road following the line of the Matthews Survey N. 53 1/2 W. 91 2/10 poles to the point in said road opposite an iron stake on the South side of said road east corner of the 76 acres allotted B. F. and T. E. Humphrey; thence with line of 76 acres, S. 36 1/2 W. 214 poles to a center of a large ditch (it being an arm of Pond Fork) South corner of said 76 acres and in line of the Joe Henry farm (now Walter Shouse), thence down said ditch S. 53 1/2 E. 91 2/10 poles to point in said ditch east corner of Shouse and in line of the Homner land (now Mrs. Meacham); thence with the Homner and Farley farm, it being the Quarles line, N. 36 1/2 E. 214 poles to the place of beginning, containing 121 acres;

Tract 2. Known as the Tucker tract, on North side of Humphrey Road. Beginning at a stake in the Salem Road west corner of W. P. Tucker’s 54 acres; thence with line thereof S. 55 E. 96 1/3 poles to stake; thence N. 37 E. 86 poles to stake east corner of said 54 acres; thence S. 54 1/4 E. 40 poles to Mulberry; thence S. 37 1/2 W. 70 poles to an elm and box elder; thence S. 52 1/2 E. 10 poles to stake; thence S. 36 1/2 W. 122 poles corner of Wm. Henry in W. W. Pierson line; thence with said line (now the center of the Humphrey Road) N. 52 1/2 W. 110 poles to stake in the middle of the Salem Road; thence with the road to the beginning, containing 102 acres of land, but from said land is to be deducted 15 1/8 acres of land sold by John B. Humphrey to Shelby Tucker, and also 40 acres and 3 poles of land sold by John B. Humphrey to S. G. Tucker and H. K. Tucker, and being the same land conveyed to John B. Humphrey by W. P. Tucker as shown by deed recorded in Deed Book 30, page 551, less the aforesaid deductions as shown by deeds recorded in Deed Book 32, at page 348, and Deed Book 34, at page 514, in the office of the Clerk of the Union County Court. NOTE: This description was taken from deed and is not very good. Said remaining part will contain almost 50 acres;

Tract 3. Being the west part of the home farm of J. B. Humphrey, described thus: Beginning at a point in the center of the Humphrey Road (or line of the Military Survey) opposite an iron stake on the South side of the road North corner of the 121 acres allotted to R. E. L. Humphrey; running thence with the center of said road N. 53 1/2 W. 56 8/10 poles to the east corner of Omer; thence with a line of Omer and a 35 acre tract S. 36 1/2 W. 214 poles to the center of a large ditch south corner of said 35 acre tract (passing the south corner of the Omer tract at 134 4/10 poles); thence with the center of said ditch (it being an arm of Pond Fork) and a line of the Joe Henry land, now owned by Shouse, S. 53 1/2 E. 56 8/10 poles to a stake in said ditch at the west corner of R. E. L. Humphrey’s 121 acres; thence with a line of same N. 36 1/2 E. 214 poles to the place of beginning and containing 76 acres, it being a part of the 156 acres conveyed to J. B. Humphrey (father of B. F. and T. E. Humphrey) by J. D. Henry as shown by deed recorded in Deed Book “Y”, page 14 in the office of the Clerk of the Union County Court, and also a part of the 39 7/8 acres conveyed to J. B. Humphrey by D. S. Carr and wife as shown by deed recorded in Deed Book 66, at page 538 in the office of the Clerk of the Union County Court;

136-012

Beginning at a stone 8 feet N. 31-1/2 E. of a black gum south corner of Henry Cromwell, running thence N. 31-1/2 E. 223 7/10 poles to a stone and dogwood East corner of said Cromwell; thence S. 5l-1/2 E. 118 3/10 poles to a stone, and gum and maple; thence S. 32-1/2 W. 220 6/10 poles to a stone; in the North line of Mary Fleming’s Military survey; thence N. 50 W. 81 poles to a hickory and post oak (oak down) North corner of said survey; thence N. 58-1/2 W. 34 poles to the beginning, containing 159-1/2 acres more or less.

Less however, about 26-1/4 acres of same conveyed to A. G. Robinson, which 26 acres is bounded and described as follows:— Beginning at a stake on the south bank of Eagle Creek in Caldwell’s line thence N. 32 3/4 E. 49-3/4 poles to a stake in A. G. Robinson’s line; thence N. 50 3/4 W. 118 4/10 poles to a stake on the North side of a ditch a corner of Henry Cromwell; thence with line S. 32-1/2 W. 28-1/2 poles to a stake in said line on the South bank of the creek; thence up the same with the several meanders thereof on the South bank to the beginning, containing 26 acres.

136-015

Tract 5. Beginning at two maples on Thomas Moman’s line the S. E. corner of James Fleming’s survey; thence with Fleming’s line N. 53 W. 155 poles to three black gums and a dogwood in Fleming’s line; thence S. 37 W. 180 poles to a hickory two black gums and a white oak; thence S. 53 E. 155 poles to a stone in the original line; thence N. 37 E. 180 poles to the beginning, containing 174 acres, more or less, less 9-1/2 acres conveyed by W. J. Brummett to J. G. Riddle, in Deed Book 42, page 23; and also less 12-1/2 acres conveyed by Talbott to J. G. Riddle in Deed Book 42, page 133, in all 22 acres not embraced in this conveyance.

LESS however, the following described tract of land conveyed to Mrs. Rose Smith by Floyd Corbett and wife, on November 4, 1932, as shown by deed of record in Deed Book 97, at page 155: Beginning at a stake in the line of Joe Kuykendall and corner of the W. J. Brummett 22 acre tract; thence with a line of Mrs. Rose Smith 120 acre tract and said 22 acre tract N. 18 -28 E. 2027.21 feet to a stake corner of said 22 acres and Mrs. Rose Smith; thence with another line of said 22 acre tract and Mrs. Rose Smith N. 63 — 21 E. 199.48 feet to a stake in center of a large drainage ditch; thence with the center of said drainage ditch S. 36 W. approximately 1840 feet to a stake in said ditch in line of Joe Kuykendall; thence with a line of Joe Kuykendall S. 23 E. 850 feet to the place of beginning and containing 22 acres.

136-018

Being a tract of land on the waters of Eagle Creek near Seven Gums and beginning at a corner of the George Lewis survey known as Seven Gums corner, running thence N. 31 E. 143 poles to a black gum and white oak on the side of a ridge; thence S. 59 E. 156 poles to two black gums near a spring; thence S. 31 W. 148 poles to a stake; thence N. 59 W. 156 poles to the beginning, containing 144 acres.

136-021

Tract 1. Beginning at a hackberry east corner of Daniel McKinley’s land, thence with the original line of Bill’s survey N. 36 3/4 E. 93 poles to a stake, elm and poplar in said line, thence N. 53-1/4 W. 178 3/10 poles to a stake, ash, gum and sycamore, thence S. 36 3/4 W. 94.16 poles to a stake, elm, ash and burr oak in McKinley’s line, thence S. 54 E. 178 3/10 poles to the beginning, containing 104 acres and half.

Tract 2. The second tract adjoins the above tract of land and bounded and described thus: Also another tract on the waters of Tradewater river containing sixty acres, more or less, beginning at a corner of the above Jones Tract and continuing from the Jones line on with the line of Chapman land owned by the party of the first part, thence on from the Chapman line to a stone corner of John Holeman; thence with his line across the ditch to a stone in said line, thence with J. Holeman’s line and the new Holeman public road to corner of Mrs. Nancy Arnold’s land, thence across the public road to the beginning, including the public road adjoining this land and which tract of land is made up of parts of the McKinley, Chapman and Martin lands.

There is reserved and excepted from this conveyance the following boundary: beginning at a stone in line of the old Willis Carr tract now owned by Sylvanus Holeman; thence with said line N. 38-1/4 E. 69.36 poles to a stake in the middle of a ditch in Mrs. Ida Sullivant’s line; thence N. 53 N. 11 82/100 poles to a fence post in said Holeman’s fence, thence with same S. 40 W. 9 3/4 poles, S. 68 W. 15-1/2 poles, S. 61 3/4 W. 38 6/10 poles to a stake on the South side of the Sam Holeman road, thence S. 21 E. 2-8/100 poles to a stake on the bridge over Dyson Creek in said road, thence S. 30 N. 25 1/10 poles to the beginning, containing 5 9/16 acres of land.

The two tracts of land, less the said 5 9/16 acres reserved by first party makes a total of 158 15/19 acres of land, be the sane more or less.

136-022

Tract 1. Beginning at a stone in line of Lot #3 (Sellers division) formerly owned by W. L. Henry, East corner of Lot #1; thence with Lot #3 and #4, North 32 3/4 E. 93.35 poles to a stone in Campbell’s line, corner to Lot #4, white oak marked as pointer; thence with said line and H. C. Snider’s line, N. 58 W. 67.14 poles to a stone to Snider; thence with Snider and Caldwell S. 32 3/4 W. 93.35 poles to a stone, sassafras and dogwood bushes, North corner to Lot #1; thence with No. 1, S. 58 E. 67.14 poles to the beginning, containing 39 1/8 acres and 7 poles of land.

Tract 2. Beginning at a stone and white oak, corner to V. B. Caldwell in Thompson’s line; thence with said line and in the line of the above tract S. 58 E. 67.14 poles to a stone, corner to Mrs. Wm. L. Henry’s lot; thence with her line and line of Chas. Sellers’ N. 32 3/4 E. 93.35 poles to a stone in Chas. Sellers’ line and corner to Harvey Sellers; thence with his line N. 58 W. 67.14 poles to a stone, dogwood and sassafras bushes in Caldwell’s line; thence with his line S. 32 3/4 W. 93.35 poles to the beginning, containing 39 1/8 acres and 7 poles, but there is excepted from the above and not conveyed herein 9 1/2 acres which was sold to Eugene Campbell on or about Jan. 5, 1920, as shown by deed of record in D.B. 80, page 14, in the Office of the Clerk of the Union County Court.

136-023

Tract 1. Beginning at a stone in J. G. Riddle’s line, thence S. 51 E. 116 poles to a stake; thence S. 38 1/2 W. 12 9/10 poles to a stake; thence S. 51 1/2 E. 41 4/10 poles to a white oak and elm; thence N. 38 1/2 E. 41 4/10 poles to a white oak and elm; thence N. 38 1/2 E. 22 1/4 poles to a stone, Spanish oak and hickory; thence N. 51 W. 156 8/10 poles to a stone in H. F. Kuykendall ‘s line; thence S. 40 W. 9 6/10 poles to the beginning, containing 12 1/2 acres of land.

Tract 2. A tract of land adjoining Sam Holeman on the southwest, Mrs. Ewing Kuykendall on the southeast, John G. Riddle on the Northeast and J. D. Henry on the northwest, end containing 16 acres and 25 poles of land.

Tract 3. Beginning at a stake, two sweet gums, a corner to W. N. Omer’s 16 acre tract, thence S. 40 W. 62 poles to a stake, hickory and black oak, another corner thereof, thence N. 51 E. 40-7/10 poles to a stake, two maples, hackberry and black oak; thence N. 37 1/2 E. 62 poles to a stake, corner to J. G. Riddle; thence S. 51 E. 42-9/l0 poles to the beginning, and containing 16 acres and 25 poles, ALSO 24 foot passway.

Tract 4. A tract of land containing 9 1/2 acres of land, which tract adjoins the 35 acres of Stone land, and which said tract of land was conveyed to John G. Riddle on January 19, 1891, by William J. Brummett and wife, by deed of record in Deed Book 42 at page 23, Union County Court Clerk’s Office.

Tract 5. Beginning at a stone, corner to the Shaffer land, thence S. 37 W. 78 poles to a stone and three oaks, thence S. 53 E. 86 2/3 poles to a stake, two hackberries, two maples and oak pointers; thence S. 37 E. 62 1/2 poles to a stone in line of the Daniel Stone land, thence N. 53 E. 68 2/3 poles to a stone, hickory and gum corner to said Stone; thence N. 37 E. 15 1/2 poles to a stone in the line of the Kuykendall farm, thence N. 53 W. 15 poles to the beginning, and containing 35 acres.

136-024

Tract 1. Beginning at a stake in a branch small black oak and haw bush pointers in C. R. Beavin’s line, corner to Jas. E. Beven’s 30 acres; thence with a line of the same N. 55-1/2 W. 87 poles to a stone in C. S. Campbell’s line, corner of said 30 acres; thence S. 34 W. 8 7/10 poles to a sweet gum marked fore and aft in said line; thence S. 33 W. 69 8/10 poles to a stone and three bushes, corner to Daniel Lewis and Seller line; thence S. 55-1/2 E. 86 7/10 poles to W. Stone corner to said C. R. Beaven; thence with his line N. 33-1/2 E. 77-1/2 poles to the beginning and containing 42 acres, more or less.

Tract 2. Beginning at a stone in C. R. Beaven’s line at a corner of W. B. Sutton’s land; running thence with a line of C. R. Beaven and J. A. Beaven N. 57 W. 139 2/10 poles to a post at the East corner of J. A. Beaven’s fence in the line of the Seller’s survey; thence with said line S. 32 W., l64-1/2 poles to a stone in the Weeden Survey; thence with said line S. 56 E. 136 poles to a stone, white oak, black gum and poplar, corner to the Delaney tract; thence N. 33 3/4 E. 166 2/10 poles to the beginning containing 142 acres and 25 poles of land, more or less; less 8 acres thereof conveyed to R. D. Bagby by C. S. Hughes, etc., on Feb. 9, 1915, as appears of record in the office of the Clerk of Union County Court in D. B. 71, page 538.

Tract 3. Beginning at a stone in the line of Daniel Lewis’ Survey, corner to J. A. Sutton’s land; thence N. 56 W. 45 98/100 poles to a stone corner of W. L. Henry and J. A. Sutton and the 11 3/4 acres and 7 poles purchased by W. L. Henry; thence S. 34 3/4 W. 31 1/10 poles to a stone in the Seven Gums Road another corner of said 11 3/4 acres; thence with said road N. 891/4 E. 28 poles, S. 83 3/4 E. 29 36/100 poles, S. 47-1/2 E. 4 84/100 poles to a stake in said road in J. A. Sutton’s line; thence N. 40-1/4 E. 5 2/10 poles to the beginning, containing 4-1/2 acres of land, more or less.

136-025

Tract 1. Beginning at a stake and sweet gum corner of Wm. Brown; thence N. 37-1/2 E. 115 poles to a stake, dogwood and three black oaks on a branch; thence up said branch N. 24 W. 48 poles to a small white oak: thence N. 64-1/2 W. 69 poles to a stake and hickory in Daniel Lewis line; thence S. 32 W. 52 poles to a poplar and two gums a corner of said Lewis; thence N. 57 W. 91 poles to a stake and three hickories in Wm. Jones line; (S. 37-1/2 W. 91 poles) thence S. 53-1/2 E. 49 poles to a stake and gum, a corner of three small black oaks; (thence N. 4-1/2 E. 20 3/4 poles); thence S. 70-1/2 E. 80 poles to the beginning, containing 100 acres, more or less;-

There is excepted from the above described tract the part thereof conveyed by J. P. Pride to J. C. Hughes, etc., by deed dated January 13, 1920, recorded in Deed Book 80, page 46, and described as follows;

Beginning at a stake in dividing line between said Pride and Hughes and Waller and in the middle of the seven gums road; thence with said dividing line N. 56 W. 39.45 to a stake in Hughes and Waller’s field, corner to the Jim Sutton 4-1/2 acres, purchased of D. J, Logsden, thence with the Logsden line S. 43 W. 4.31 poles to a stake in the middle of said road, corner to said 4-1/2 acres; thence with an average line with the middle of the road S. 25 E. 13 poles S. 40-1/4 E. 8 poles to the beginning.

There is also excepted from the above described tract the part thereof conveyed by J. G. Pride, etc., to Shirley Corbett by deed dated December 9, 1946, recorded in Deed Book 128, page 342, described as follows:

16 acres of land mare or less bounded on the East by the lands of Robert Fisher and Sherley Corbett, on the South by the lands of H. T. Shouse, on the West by what is known as the Jimmie Jones Road, and across said road from the lands of J. G. Pride, and on the North by the lands of Robert Fisher, less, however, one (1) acre of land with all buildings thereon lying in the old Jimmie Jones road, and being part of the 100 acres of land conveyed to J. G. Pride on March 22, 1937, by W. H. Lindo, Master Commissioner, as shown by deed of record In Deed Book 101, page 216, Office of the Clerk of the Union County Court.

Tract 2. Beginning at a dead hickory corner to J. A. Logsdon’s almost one of the original corners of the W. N. Berry tract: thence N. 57-1/4 (S. 53 3/4) E. l4l-1/2 poles to a stake and two hickories (one down) corner to Logsdon and J. T. Campbell; thence with Campbell S. 74 E. 58.2 poles to a stone S. 68-1/2 E. 77-3/4 poles to a stake and sweet gum; thence N. 75 E. 33 3/10 poles to a stake in Wm. Campbell’s line, a corner to W. and A. Waller, now James Pride 76 3/4 acre tract; thence with their line S. 10-1/4 E. 89.2 poles to a stake In a ditch at the mouth of another ditch, corner to Wm. Omer’s 75 acres; thence with his line S. 787-1/4 W. 101.9 poles to a stake in a branch; thence up the branch N. 49 W. 2.2 poles; N. 24 3/4 W. 3 poles; N. 32-1/2 W. 33-3/4 poles; N. 10-1/2 W. 4.4 poles; N. 5l-1/2 W. 2-1/2 poles; N. 24-3/4 W. 2 poles; N 59-1/2 W. 3.2 poles; N. 15-1/2 E. 6-2/3 poles to a stake in the west side of said branch in the original line of Jones and Riddle; thence N. 51 W. 45 pole: to a stake in the North side of said road corner to B. F. Riddle ‘s 5 3/4 acres; thence with same N. 46 E. 2.2 poles to a stake ; thence up said ditch N. 38-1/4 W. 22-1/4 poles; N. 23 3/4 W. 10 poles to a fork of the ditch; thence with the left prong N. 54-1/2 W. 39 poles; N. 51-50 W. 29 3/4 poles to a stake and sweet gum; thence N. 89-1/2 W. 13.6 poles to a stake in said Riddle line; thence N. 5l W. 120.8 poles to a stake and two small black oaks; thence N. 38-1/2 E. 43.2 pales to the beginning, containing 139 5/9 acres;

Tract 3. Beginning at a stone in the Seven Gums Road corner to C. M. Callendar 39 acres; thence S. 38-1/2 W. 84-1/2 poles to a stake, hickory corner to J. A. Sutton’s Jones tract; thence S. 33-1/2 (53) E. 114 poles to a stake, three small hickories, corner to said Sutton 99 acre: (Bogle tract); thence N. 40-1/4 E. 35.9 poles to a stake in said road corner to the 4-1/2 acres; thence with said road N. 47-1/2. W. 4.4 poles; N. 83 3/4 W. 20.36 poles; S. 89-1/4 E. (W.) 29.74 poles; N. 36-1/2 W. 46 poles; N. 69 3/4 W. 14 poles; N. 42 3/4 W. 10 poles; N. 13-1/2 W. 31.22 poles to a stake in W. L. Henry’s line, corner to the 113 3/4 acres; thence N. 57-1/2 W. 2.16 pole to the beginning, containing 62.7 acres and one pole of land.

136-026

Beginning at a stone corner with Sam Hughes in T. I. Berry’s line runs S. 39 — 56 W. 3227.8 feet to a stake thence S. 48 E. 290 feet to a stake; thence S. 37 — 11 W. 182 feet to a stake in center of public road, thence along road S. 51 — 54 E. 924 feet to a stake, thence S. 1 — 19 W. 423 feet to a stake in center of road corner of the road corner with T. I. Berry thence along road S. 51 — 30 E. 587 feet to an iron pin corner with Chas. Robertson’s dower, thence S. 51 — 30 E. 415 feet to stake in center of intersection of two roads corner with dower of Chas. A. Robertson and in Sam Omer’s line, thence down the public road N. 37 — 26 E. 767 feet to a stake thence N. 36 — 05 E. 905 feet to stake in center of road, thence N. 33 — 40 E. 974 feet to stake in center of road corner to Will Omer in Sam Hughes line, thence leaving the road with the line of Sam Hughes N. 52 W. 1105 feet to a stake, thence N. 40 — 02 E. 1101 feet to a stake; thence N. 49 — 51 W. 1192 feet to the point of beginning, containing 165 acres.

136-030

Parcel 1, Tract 1. Beginning at a stone south corner of the Quinn tract in the line of Hardy and in the original line of the George Lewis Survey; thence S. 58 E. 7 1/4 poles to a stone corner to Hardy and Logsdon; thence with line of Logsdon and William Graves S. 56 3/4 E. 94 3/4 poles to a stone in the original George Lewis line, corner to Daniel Lewis tract; thence with a line of same and the J. A. Beaven tract N. 32 E. 188 3/4 poles to a stone corner to C. S. Campbell in Beaven’s line, old call four maples in a flat; thence N. 58 W. 99 1/4 poles to a stone and white oak pointers; thence S. 32 3/4 W. 185 poles to the beginning, containing 117 3/4 acres.

Parcel 1, Tract 2. Beginning at a stone, corner of J. A. Sutton and W. L. Henry; thence N. 56 W, 92 42/1DO poles to a stake in the Seven Gums Road; thence with the Road S. 13 1/2 E. 31 22/100 poles, S. 42 3/4 E. 10 poles, S. 69 3/4 E. 14 poles S. 36 1/2 E. 46 poles, N. 89 1/4 E. 1 74/100 poles to a stone, corner to the 4 acres; thence with same N. 34 3/4 E. 31 1/10 poles to the beginning, containing 11 3/4 acres and 7 poles, more or less.

Parcel 2, Tract 1. Beginning at a stake in the center of the Salem Road at the South corner of the Engles three acre tract in J. N. Ware’s land; thence with Ware’s line S. 51 E. 21 1/2 poles to a stake and sweet gum, a corner of Ware; thence with Stone’s line S. 39 W. 82 7/10 poles to a stone, two poplars and black gum at the south corner of Stone’s tract in Shep Tucker’s line (original corner of the Nennett Anderson 32 acre tract) thence with Tucker’s line S. 63 E. 107 1/2 poles to a stake, two Mulberries, ash and hackberry east corner of Shep Tucker and Smith’s line; thence with Smith and Coleman line, North 38 1/2 East 173 poles to a stone and sassafras at the North corner of Wm. Coleman’s land in Buckner’s line (passing the corner of Smith and Coleman with 9 poles) thence with Buckner’s line, now Shrote Brothers, N. 50 1/2 W. 125 poles to a stake a corner of Willard Ghormley and Nelse Tucker and W. S. Buckner’s tract; thence with the Salem road and Ghormley’s, S. 33 3/4 W. 20 1/2 poles; thence S. 45 W. 60 poles to a corner of Ghormley and Engle’s three acre tract; thence with Engle’s line S. 35 1/4 W. 15 1/2 poles to the point of beginning, containing 128 1/2 acres of land, more or less, being reserved from the survey 4 15/100 acres of land sold to the L. & N. Railroad Company.

Parcel 2, Tract 2. A tract or parcel of land situated in the County of Union and State of Kentucky, and being 80 feet in width lying 40 feet in width on each side of the center line of main track of the L. & N. Railroad as the same now is or is hereafter to be located, said tract or parcel of land beginning at the property line between J. P. Anderson and Shrote Brothers at Construction Station 302 + 81; thence South 14 east 40 feet in width on each side of and parallel to and adjoining said center line of the Main track, a distance of 2254 feet to construction station 325 plus 35 in the property lines of said J. P. Anderson between the lands of J. P. Anderson and William Coleman, containing

4.15 acres, more or less.

Parcel 3. Beginning at a point in the old Morganfield-Salem Road; thence S. 38 — 50 W. 119.8 feet down the Old Morganfield Salem Road to a point in the center of said road; thence S. 44 — 30 E. 457.5 feet to the property line fence of M. Timmons and A. G. Shrote; thence with said property line fence N. 25 — 42 E. 229.8 feet to a property line corner; thence N. 61 — 58 W. 379 feet to the point of beginning, containing 1.681 acres.

136-031

Tract 1. Beginning at a black gum and two sassafras trees in the line of the original survey, a corner to lot No. 2, thence with a line of the same N. 36 1/2 E. 52 poles to a white oak and dogwood a corner to same; thence N. 53 W. 284 poles to two hickories and white oak in ridge in a line of the original survey, thence S. 36 1/2 W. 52 poles to a stake in Campbell’s line; thence with his line S. 53 E. 284 poles to the beginning, crossing a branch at 38 and passing Campbell’s corner at 47 poles, containing 92 1/4 acres, more or less.

There is excepted from the tract above described a part thereof conveyed to Wm. Jones by Holland Riddle, by deed dated January 19, 1894, recorded in Deed Book 46, page 3, and bounded as follows:

Beginning at a stake in the Wolf Branch and in the dividing line, thence with said line S. 51 E. 15 3/4 poles to a white oak and mulberry (corner down) thence S. 40 W. 11 6/10 poles to a stake in said branch, thence with the branch and its meanders up stream to the beginning containing 1 1/4 acres.

Tract 2. Beginning at a stone in the original dividing line in the hollow; thence S. 51 E. 112 poles to a stake in said line on the North side of the Wm. Jones road; thence N. 46 E. 3 1/10 poles to a stake 5 poles S. 38 1/4 E. of the mouth of a ditch; thence up the middle of said ditch N. 38 1/4 W. 22 1/10 poles; N. 32 3/4 W. 10 poles to a fork of said ditch; thence with the West fork thereof N. 54 1/4 W. 39 poles, N. 51 — 50 W. 29 3/4 poles to a stake 5 feet from a sweet gum; thence N. 89 1/4 W. 13 6/10 poles to the beginning, containing 5 3/8 acres of land, more or less.

Tract 3. Beginning at a stone East corner of the 220 acres a corner of Henry Kuykendall; thence S. 31 1/4 W. 65 poles to a stone in his line; thence N. 54 1/2 W. 67 7/10 poles to a stone, a corner to No. 1 and No. 2, thence N. 37 E. 64 8/10 poles to a stone in the N. E. line of the 220 acres, a corner of Jam. Graves lot; thence S. 54 1/2 E. 61 2/10 poles to the beginning, containing 26 acres, less however one-half acre heretofore conveyed to Common School District No. 28, leaving in this tract 25 1/2 acres, more or less.

Tract 4. Beginning at a stone corner to the John Graves tract of land also a corner to Henry Kuykendall, thence with a line of Holland Riddle North 53 W. 15 1/4 poles to a stone in said line; thence S. 37 W. 10 1/2 poles to a stone planted in a field; thence S. 53 E. 15 poles to a stone in Henry Kuykendall’s line; thence N. 37 E. 10 1/2 poles to the beginning, containing one (1) acre of land;

136-032

Tract 1. Beginning at a stone in W. N. Omer’s land, a corner to Daniel Stone Survey; thence with Omer’s line N. 50 1/2 W. 51.6 poles to a stone, corner to John Goad’s 24 acre tract; thence with a line thereof S. 38.25 W. 50.15 poles to a stone; thence S. 50.5 E. 50.62 poles to a stone in the line of the said Stone Survey; thence N. 40 E. 50.15 poles to the beginning, containing 16 acres.

Tract 2. Beginning at a stone in the line of the Dr. Graves survey, corner to J. B. Goad’s 24 acre tract; thence with said line S. 34.75 W. 24.15 poles to a stone in said line, a corner to the remainder of the 114 acres and 19 poles of which this Is a part, thence S. 50-5 E. 108.62 poles to a stone in the line of the Daniel Stone survey; thence N. 40 E. 33.6 poles to a corner of the above described 16 acres, N. 50- 05 W. 50.62; thence with Goad’s line S. 38.75 W. 9.45 poles; N. 50.25 W. 61.1 poles to the beginning, containing 19 5/9 acres.

Tract 3. Beginning at a stone corner with the Graves survey, thence with a line thereof S. 32 W. 60 poles to a stone in said line, thence S. 51.25 E. 60.1 poles to a stone; thence N. 38.75 E. 59.6 poles to a stone in the line of Henry Riddle survey; thence with a line thereof N. 51.25 W. 61 poles to the beginning, containing 24 acres.

Tract 4. Beginning at a stone in the line of the J. M. Graves survey, corner to W. N. Omer thence with his line S. 50.5 E. 108 poles to a stone in the line of the Daniel Stone survey, a corner to Omer; thence S. 40 W. 32.78 poles to a stone in said line, corner to H. F. Kuykendall ‘s 33 acres; thence with a line thereof N. 50 1/2 W. 105 1/4 poles to a stone in Graves line, corner to said 33 acres; thence N. 33.5 E. 32.85 poles to the beginning, containing 22 acres.

Tract 5. Beginning at a stake and 2 sweet gums, corner to said Henry’s 40 acre tract; thence N. 33.5             51 poles to a stone, corner to 22 acres cut off for the heirs of said Kuykendall by heirs wife of H. F. Kuykendall; thence with a line thereof S. 50.25 E. 105.5 poles to a stone in the line of the Daniel Stone survey, thence S. 40 W. 50 1/4 poles to a stone in said land, a corner to J. G. Riddle’s 35 acre tract; thence N. 51 W. 99.5 poles to the beginning, containing 33 acres and 3 poles of land.

136-035

Tract 1. Beginning at a stone and sassafras, south corner of Mrs. Riddle’s land; thence with the line of the Fleming survey S. 50 1/4 E. 46 poles, S. 51 1/2 E. 91 poles to a stake in said line on the South side of the Caseyville road; thence S. 75 E. 23 poles to a stake, thence up a branch N. 2 1/2 E. 8 poles; N. 20 E. 30 poles; N. 1 W. 15 poles, N. 35 E. 6 1/2 poles to a black gum on said branch; N. 11 1/2 W. 88 poles to a stake; thence S. 78 1/4 W. 107.6 poles to a stake in Mrs. Riddle’s line; thence S. 37 1/2 W. 34.4 poles to the beginning, containing 75 acres, more or less.

136-036

Tract 1. Beginning at a stone in the West line of the old Graves 220 acres and corner to Lot No. 3 in division thereof; thence S. 37 W. 69 poles to a stone corner of said 220 acres; thence S. 51 1/4 W. (E.) 64 poles to gum; thence N. 38 3/4 E. 54 1/2 poles to a stone, poplar and black gum; thence S. 50 3/4 E. 7 4/10 poles to a stone; N. 37 E. 18 6/10 poles to a stone, corner to Lot #3; thence with same N. 54 1/2 W. 72 8/10 poles to the beginning, containing 29 1/2 acres of land;

Tract 2. Beginning at a stone in D. T. Omer’s line, corner to John M. Graves 29 1/2 acre tract; thence S. 50 E. 18 1/2 poles to a stone, corner to Mrs. Chas. Robertson’s land; thence N. 38 1/4 E. 11 4/100 poles to a stake; thence N. 47 W. 18 8/10 poles to a stone in another of Omer’s line, corner to Mrs. Robertson’s; thence with Omer S. 38 1/4 W. 12 7/100 poles to the beginning, and containing 1 1/3 acres.

Tract 3. Beginning at a stake in the south side of a hollow and corner to Ben Omer in the Northeast line of the original survey; thence S. 36 1/4 W. 58 poles to a stake on the West side of a branch; thence down said branch S. 21 1/4 W. 75 1/3 poles to a stake on east side of said branch; thence S. 55 W. 12 poles to a stake on the North side of said branch; thence S. 37 W. 57 1/4 poles to a stake, dogwood and white oak in W. M. Ball’s line; thence N. (S) 52 E. 32 1/4 poles to a stake in the original survey; thence with said line S. 36 3/4 W. 75 7/8 poles to a poplar and black oak; thence S. 52 E. 33 7/8 poles to a stake in C. C. Smith’s line; thence N. 36 E. 277 3/4 poles to a stake in line of Jas. Fleming’s survey; thence with the same N. 52 1/2 W. 31 2/3 poles to a black gum and two white oaks, corner to the Bell and Quarlers survey; thence N. 51 1/4 W. 61 1/2 poles to the beginning, containing 111 acres.

136-037

Tract 1: Beginning at a stake in Ben S. Omer’s line, corner to Mrs. Ollie Parson’s 54 acres; thence with her line S. 3. 1/2 W. 284 1/2 poles to a stake in Torn Farley’s line, a corner to said 54 acres; thence down the Pond ditch with Farley line S. 50 1/2 E. 33 62/100 poles to a stake in said ditch, corner to Miss Lizzie Ball’s 64 3/4 acres; thence with her line N. 39 1/2 E. 283 1/2 poles to a stake in the north line in the survey, another corner to said 63 3/4 acres; thence N. 49 1/2 W. 33 62/100 poles to the beginning, containing 59 acres. There is included in this conveyance the L. & N. Railroad right of way property which crosses said tract of land at the approximate center of same and said right of way being approximately 80 feet in width.

Tract 2: Beginning at a point at the intersection of U. S. Highway #60 in the Lee Humphrey road; thence running North along said Highway 900 feet to Bradfield’s line, thence with right angles to the right along said Bradfield’s line 315 feet to a point in the Morganfield and Sturgis road, thence running south along the Morganfield and Sturgis road 395 feet to a point at the intersection of the Morganfield and Sturgis road and the Lee Humphrey road thence with right angles to the right and running along the said Lee Humphrey’s road 90 feet to the point of beginning, containing about 3 1/4 acres, more or less.

136-038

Beginning at the stone in Lynn’s line a corner of V. T. Pritchett at the forks of the road the same being the north corner of Wm. Ball’s farm; thence with the road S. 38 1/2 W. 135 3/4 poles to a stake in the road in the east line of the Morganfield and Atlanta R. R. thence with the said right of way S. 38 1/2 E. 71 poles to a stake in said right of way thence N. 38 3/4 E. 149 poles to a stone in Lynn’s line; thence with same N. 49 W. 67 1/2 poles to the place of beginning and containing 60 acres.

136-040

Tract 1. Beginning at a stone west corner of the Robinson tract, thence N. 37-1/2 E. 99 4/10 poles to a stake, poplar and two gums; thence S. 51 E. 100 6/10 poles to a stone in the east line of the 200 acre tract; thence S. 37-1/4 W. 99 4/10 poles to a stone S. corner of the 200 acre tract; thence N. 51. W. 161 2/10 poles to the beginning, containing 100 acres.

Tract 2. Beginning at a stake and corner to Jas. Logan’s 13 acres and 46 2/3 poles tract of land on line of Wm. Robinson; thence N. 37 1/4 E. 59 9/10 poles to a stake and corner of Jno. G. Anderson; thence N. 51 3/4 W. 35 poles and 21 links to a stake in John Anderson’s line; thence S. 37-1/4 W. 59 9/10 poles to a stake in Logan’s line; thence with said Logan’s line, S. 51 3/4 E. 35 poles and 21 links to the beginning, containing 13 acres and 46 2/3 poles.

Tract 3. Beginning at a stake in Win. Coleman’s line; thence S. 54 L 8 poles to a stake in Coleman’s corner; thence S. 50 E. 60 poles to a stake at Robinson’s line and corner to Wm. Henry’s 31-1/4 acre tract; thence N. 31-1/4 E. 20-1/2 poles to a stake in W. S. Robinson’s (now Slanton’s line) thence N. 57 3/4 W, 74 poles to a stake in Sam Roark (now Coleman’s line) thence S. 22-1/2 W. 31-1/2 poles to the beginning, containing 13 acres and 46 2/3 poles of land and adjoins the foregoing tracts.

136-048

Beginning at a point, the extreme North corner, and corner of Bruce Beavin’s land; running thence with line of Bruce Beavin, South 45 degrees West, a distance of 1584 feet to point at a corner, also corner of Bruce Beavin’s land; thence with said Beavin’s line, South 44-1/2 degrees east, 1970.8 feet to a point, corner of the Joe Crodus lot; running thence around the Joe Crowdus lot, North 68 degrees east 474 feet to Kentucky State Highway; thence leaving said Highway and running with the line of Mrs. G. L. Drury, South 44-1/2 degrees east 780 feet to a point at a corner; thence running with line of Utley, North 42 degrees West 2205 feet to a point, corner of Utley; thence with line of Utley, North 46-1/2 degrees east, 511.5 feet to a public lane; thence running with said lane, North 43 degrees West 501.5 feet to a point, corner to Gordon Beavin; thence with line of Gordon Beavin, South 48-1/2 degrees West, 1014 feet to the center of the old Little Union-Pride Road; thence with the old road, South 30 degrees east 83.2 feet to a point in the old road; thence leaving said old road and running with Bruce Beavin’s line, South 71-1/2 degrees West, 322 feet to a point, corner to Bruce Beavin; thence with line of Bruce Beavin, North 46-1/2 degrees West 552 feet to the point of beginning, containing 157.5 acres, more or less, exclusive of the land in the State Highway right of way, according to survey made January 8, 1955, by R. H. Stodghill, Registered Professional Engineer (No. 2145) Morganfield, Kentucky.

136-049

Tract 1: Beginning at a poplar and gum in Matthews line and running thence N. 36-1/2 E. 119 6/10 poles to a stake 4/10 of a pole N. 37 E. of a sugar tree; thence S. 51 E. 127 3/4 poles to a stone, corner to Callender’s; thence S. 35 3/4 W. 117-84/100 poles to a stake in Matthews’ line; thence N. 51 3/4 W. 129 3/10 poles to the beginning, containing 94-1/2 acres and 14 poles of land, less 11 5/8 acres conveyed by Martha Quinn to J. B. Humphrey, and being same land conveyed to R. E. L. Humphrey on Jan. 9, 1904, by A. C. Campbell and wife by deed recorded in the Office of the Clerk of the Union County Court in Deed Book 57, page 708.

Tract 2: Beginning at a stake (rock) in Win. Coleman’s (now Win. Bell) line, S. 50 E. 18 feet to the center of the public road; thence with the center line of said road N. 22-1/2 E. 31-1/2 poles to a stake in the center of said road and in original line of the 13 acre survey; thence N. 57 3/4 W. 18 feet to a rock in Coleman’s (now Bell’s) line; thence S. 22-1/2 W. 31-1/2 poles to the place of beginning, containing 22/100 acres, more or less.

Tract 3: A strip of ground extending from the South corner of the 11 5/8 acre tract allotted the Berry Heirs, to the Humphrey road, beginning at the south corner of the 11 5/8 acre tract and running S. W. along the line of R. E. L. Humphrey, a distance of 46 6/10 poles to the Humphrey road and to be 7 poles in width wide enough to make two acres. This being a part of the 41-3/4 acre tract conveyed to J. B. Humphrey by W. J. Henry and others, under deed recorded In D. B. 33, page 334, Union County Clerk’s Office.

136-056

Tract 1. Beginning at a point in the center of the old Sturgis and Morganfield road (now abandoned) at the West corner of the Salem cemetery, near Salem church; running thence with the cemetery S. 51 E. 26 8/10 poles to another corner of same; thence with the cemetery N. 25 E. 11 7/10 poles to post and large oak tree East corner of the cemetery and in line of A. G. Shrote; thence with Shrote’s line and a line of the Cullen farm (now owned by Timmons) S. 52 1/4 E. 122 poles to the South corner of said Timmons and in line of the Smith land (now R. E. L. Humphrey) thence down a large ditch and with Humphrey’s line S. 39 3/4 W. 70 poles; corner of Lee Humphrey’s (Olliver tract) thence up said small ditch S. 39 3/4 W. 46 poles to a sycamore tree in Lee Humphrey’s line and at the East corner of the Dr. B. F. and T. E. Humphrey tract; thence with a line of said latter tract, N. 53 1/2 W. 34 6/10 poles to a black oak tree in a fence line; thence N. 62 1/2 W. 101 2/10 poles to a point in the center of the old Sturgis and Morganfield Road (now abandoned) another corner of Dr. B. F. and T. E. Humphrey tract and in line of the Shoemaker land; thence following the center of the old abandoned road N. 14 3/4 E. 24 poles; thence N. 30 E. 79 poles to gate across said road; thence N. 41 E. 23 6/10 poles to the place of beginning and containing 111 2/10 acres, according to survey of C. W. McElroy’s surveyor, made April 24, 1945.

Tract 2. Beginning at a point on the east R. of W. line of a Federal Highway #60 about 5 miles S. E. of Morganfield, Ky., said point being corner of fence between Moman and Shroate; thence running S. 29° 30’ W. with R. of W. line of said U. S. Highway #60, a distance of 196’ to a fence corner on said Highway R. of W. line; thence S. 56° 20’ E. running with fence a distance of 384’ to a point in the center line of the old Sturgis Road; thence with the center line of the Old Sturgis Road N. 52° 20’ E. a distance of 195’ to another point in the center line of the old Sturgis Road, corner to Shroate; thence with line fence of Moman and Shroate N. 55° 00’ W. a distance of 460.5’ to the point of beginning.

136-058

Beginning at a stone, corner to Stalon formerly Robinson; thence N. 37 E. 117 poles to a black walnut; corner of 24 acres sold to Robinson and James Henry; thence S. 66 E. 36 poles to a stone; thence N. 37 E. 22-1/6 poles to a stone; thence S. 52-1/2 poles to a stone; thence N. 37 E. 52 poles to a stone, another corner of said 24 acres in Hudson’s line; thence S. 51 3/4 E. 44-1/2 poles to a stake, corner of John H. Robinson’s 10 acres; thence with his line S. 37 W. 64 poles to a stone; thence S. 51-3/4 E. 25 poles to a stake, oak, black oak and ash, a corner of said Robinson in Omer’s line; thence S. 37 W. 137 poles to a stake, ash, elm and sweet gum, a corner of said Omer, thence N. 51 1/2 W. 120 poles to the beginning, containing 116-1/4 acres.

136-059

Tract 1: Beginning at a harrow tooth driven in the middle of the Seven Gum Road, a corner of the remainder of the 96 acres purchased by said Hughes and Waller of J. A. Sutton; thence with a line thereof S. 3 1/4 E. 40.85 poles to a stake on east side of a ditch, sycamore and two willows market pointers in J. P. Pride’s line, a corner of said remainder; thence with said line S. 23 E. 28.22 poles to a fence post at the corner of R. D. Bagby’s field; thence with his line N. 65 E. l15.45 poles to a stone north of the middle of said road; thence with the road N. 71 W. 11 1/2 poles to a stake in the middle of the road; thence along the middle thereof N. 77 W. 34.84 poles; N. 82 W. 25-1/2 poles; N. 83 3/4 W. 21.03 poles; N. 89-1/2 W. 28.18 poles to the beginning, containing 28.25 acres and two square poles of land.

Tract 2A. Beginning at a stake on the South side of the Public road, corner of J. P. Pride; thence N. 17-1/2 E. 1929 feet to a stake, corner with Hughes & Waller, thence S. 58-1/2 E. 1897.1 feet to a stake; thence S. 70 E. 51.2 feet to a stake; thence S. 68-1/2 E. 1301.4 feet to a stake, corner in John Padgett’s line; thence S. 65 1/100 W. 652 feet to a stake in the center of the road; thence N. 71 W. 190 feet to a stake; thence N. 77 W. 575 feet to a stake; thence N. 78 W. 421 feet to a stake; thence N. 81-1/4 W. 247 feet to a stake; thence N. 89-1/4 W. 465 feet to a stake; thence S. 3-1/4 E. 839 feet to a stake, corner in J. P. Pride’s line; thence N. 55 W. 1015 feet to the beginning, containing 77 3/8 acres of land.

Tract 2B. Beginning at a stone and white oak (timber down) in Charles Alvey’s line (now Hancock) on the west side of the Morganfield and Bordley road; corner to Thomas Beavin’s 6-1/4 acres (now owned by E. L. Powell); thence with the line thereof crossing said road diagonally S. 10 3/4 E. 22.4 poles to a stone on the east side thereof corner to D. C. Hancock; thence with said line N. 71-1/2 W. 59.1 poles to a stone in J. A. Sutton’s line; thence with said line N. 66 3/4 E. 18.3 poles to the beginning and containing 5 1/8 acres of land.

136-085 Item 41

Tract 1. Beginning at a stake where a stone and seven black gums once stood, west corner of the George Weeden Military Survey of 2400 acres, corner to the school lot; thence with the Salem road N. 48 W. 22 poles to the N. E. corner of the Omer and Shouse road; thence with same S. 39 1/2 W. 108.45 poles to a stake over a culvert in said road where the N. end of a strip purchased by Ben T. Shouse to widen said road sets in thence S. 50 1/2 E 20 feet; thence S. 39 1/2 W. 42 1/10 poles to a stake on North bank of a branch near a large three pronged water oak; thence with the original Fleming line S. 49 1/2 E. 62.38 poles to a stake in a ditch opposite ash standing on the North bank of said ditch; corner to said Campbell’s 50 acres; thence N. 39 1/4 E. 156.66 poles to a stone in the Seven Gums and Holeman Hill road, about 7 feet from wire fence on Caldwell farm North of said road; thence N. 56 1/2 W. 40.02 poles to the beginning, containing 60 acres.

Tract 2. Beginning at a stake or truck axle in the line of R. H. Stodghill and H. B. Shouse, thence N. 42 1/2 E. 101.6 poles to a stake in the center of the Ben Shouse road; thence with said road S. 51 E 52.7 poles; thence S. 37 1/4 W. 100.8 poles to the Northeast corner of Jack Stodghill; thence with the line of Stodghill and H. B. Shouse N. 50 3/4 W. 62.3 poles to the point of beginning and containing 35 acres, more or less.

Tract 3.: Beginning at a stake in road, corner with H. B. Shouse and H. M. Shouse, runs with said road N. 43-16 E. 2498 ft. to a stake in Seven Gums road at road intersection; thence with said road N. 43-17 W. 848 ft. to a stake corner with Victor Callendar and Mrs. Victor Callendar thence with Mrs. Victor Callendar S. 43-33 W. 1371 ft. to a post; thence N. 74-43 W. 960 ft. to a stake in a ditch; thence with ditch or branch N. 22-34 E. 461 ft. To a stake in ditch; thence N. 63-02 W. 820 ft. to a stake in a ditch; thence with said ditch S. 20-40 W. 958 ft. to a stake in a ditch, corner with Mrs. Victor Callendar’s in H. B. Shouse line; thence S. 45-46 E. 2285 ft. to the place of beginning, containing 84.92 a.

136-085 Item 42

An undivided 1/4 interest in and to all of the coal in and underlying the following described tract of land:

170 acres of land more or less of what is known as the Riley Woods farm located on Highway No. 60 about 5 miles South of Morganfield, Ky., and being that portion of said farm which is located on the West side of said Highway No. 60 and which Riley Woods farm as a whole is bounded as follows:

Beginning at a point in the center of the old Sturgis and Morganfield (or Salem) road a corner of Nelse Tucker, W. S. Buckman, and Hez Cullen place; running thence with the road and a line of the Cullen place S. 34 1/2 W. 20 poles; thence S. 46 1/4 W. 61 poles to a point in said road a corner of the Ingle 3 acre lot; thence with same N. 49 1/2 W. 29 poles to Northcorner of same and in line of the 96 acre tract; thence along another line of the Ingle lot and A. G. Shrote S. 38 W. 76 poles to the East corner of the O’Conner or stone tract (now A. G. Shrote) thence with same N. 50 1/ 2 W. 101 poles to the North corner of said tract and in line of the Hughes tract (now Shoemaker) thence with same N. 38 E. 30 1/2 poles to East corner of Tom Shoemaker’s land; thence with another line of same N. 50 1/2 W. 186 1/2 poles to North corner of Hughes or Shoemaker land in the center of an old abandoned lane; thence with said lane N. 40 1/ 4 E. 62 1/2 poles; thence N. 38 1/4 E. 22 poles to the West corner of the Tucker land (now Morehead and others) thence with their line S. 51 1/2 E. 102 poles; thence N. 54 E. 39 poles; thence with another line of same S. 51 E. 209.1 poles to the place of beginning, and containing 232 1/2 acres, but subject to legal highways.

136-085 Item 42A

Tract 1. Beginning at the seven gums, a corner to the Weeden Military survey; thence with line thereof N. 32 — 16 E. 224 poles to a stake marked, near same; thence N. 52-1/2 W. 117-1/2 poles to two small sweet gums; thence S. 32 W. 218 poles to a dogwood and oak bush; thence S. 50 E. 107 poles to the beginning, containing 154 acres, more or less;

There is to be excepted from the above description, the following two tracts:

(a) Beginning at a stone and ash in the seven gums road South corner of A. G. Robertson; thence with the line of the original line of Mercer’s Military Survey; thence S. 31 3/4 W. 58 poles to a stake in the waters of Eagle Creek; thence with the several meanders thereof N. 66 W. 11 poles, N. 6 W. 5 poles N. 4l W. 14 poles, N. 29 W. 6 poles, N. 6 W. 3 poles, N. 56 W. 4 poles, N. 13 W. 6 poles, N. 71 W. 18 poles, N. 28-1/2 W. 16 poles, N. 2-1/2 E. 4 poles, N. 61 W. 7-1/2 poles, N. 45-1/2 W. 16 poles, S. 62-1/2 W. 4-3/4 poles to a stake in said creek in the East line of Carpenter’s land; thence N. 32-1/4 E. 47 6/10 poles to a stone corner to said Carpenter In Robertson’s line; thence S. 51-1/4 E. 103-4/10 poles to the beginning and containing 32-1/2 acres.

(b) Beginning at a stake corner to said school house lot in the West line of the Weeden Military Survey; running thence N. 53 W. 11 3/4 poles to a stake dogwood and black gum corner to said school house lot; thence N. 33 E. 11 7/8 poles to a stake; thence S. 53 — 11 3/4 poles to a stake in the original Military Line; thence S. 33 W. 11 7/8 poles to the beginning, containing 7/8 of an acre of land;

There was also a one acre tract of land sold off the 154 acre tract above described, to the Trustees of the Seven Gums Common School, as shown by deed recorded in Deed Book V at page 635, which one acre was later conveyed by the Union County Board of Education to B. C. Caldwell and wife, and is thus described:

Beginning at seven black gums corner; thence N. 55 W. 10 poles to a stake near the road; thence N. 32 E. 16 poles to stone, thence S. 58 E. 10 poles to a stake; thence S. 32 W. 16 poles to the beginning, containing one acre, and conveyed by said Union County Board of Education to E. C. Caldwell and wife on October 5, 1938, by deed of record in the office of the Clerk of the Union County Court in Deed Book 103, page 50.

Tract 2. Beginning at a stake, corner of school house lot in W. A. Hudson’s line, run thence N. 49-1/2 W. 13 4/5 poles to a stake in said line; thence N. 40-1/2 E. 12 poles to a stake; thence S. 49-1/2 E. 12 5/6 poles to a stake and white oak; thence S. 33 W. 12 1/5 poles to the beginning, containing 159 poles.

136-086

Parcel 1, Tract 1. Beginning at a corner post at the N.W. corner of W. F. Corbett’s land and in line of the W. N. Omer tract; thence with a line of Omer and Sutton land N. 8 W. 143 poles to a stone on the South side of the road, a corner of the Sutton land (now owned by Pride and Son) passing the corner of Omer and the Sutton land at 48 1/4 poles; thence with another line of the Sutton land following the South side of the road N. 76 1/4 E. 82 poles to the center of the ditch known as “Wolf Branch” a corner of the Sutton land and in line of the Dan Bagby tract, thence with Bagby S. 7 1/2 E. 35 7/10 poles to the S.W. corner of -Bagby and a corner of the J. P. Pride 88 1/8 acres (Hughes) tract; thence with the said ditch or Wolf branch S. 2 1/4 E. 88 poles; thence S. 13 1/2 W. 33 2/10 poles; thence S. 36 W. 33 21/100 poles, to a point in said branch a corner of said 88 1/3 acres and also a corner of H. H. Smith and W. F. Corbett; thence with Corbett’s line N. 33 W. 26 poles; S 89 W. 26 1/2 poles to the beginning and containing by new survey 73-1/4 acres.

136-090

Parcel 1, Tract 1. An undivided 3/4 interest in and to all of the coal in and underlying the following described tract of land;

170 acres of land more or less of what is known as the Riley Woods farm located on Highway No. 60 about 5 miles South of Morganfield, Ky., and being that portion of said farm which is located on the West side of said Highway No. 60 and which Riley Woods farm as a whole is bounded as follows;

Beginning at a point in the center of the old Sturgis and Morganfield (or Salem) road a corner of Nelse Tucker, W. S. Buckman, and Hez Cullen place; running thence with the road and a line of the Cullen place S. 34 1/2 W. 20 poles; thence S. 46 1/4 W. 61 poles to a point in said road a corner of the Ingle 3 acre lot; thence with same N. 49 1/2 W. 29 poles to North corner of same and in line of the 96 acre tract; thence along another line of the Ingle lot and A. G. Shrote S. 38 N. 76 poles to the East corner of the O’Conner or stone tract (now A. G. Shrote) thence with same N. 50 1/2 W. 101 poles to the North corner of said tract and in line of the Hughes tract

(now Shoemaker) thence with same N. 38 E. 30 1/2 moles to East corner of Tom Shoemaker’s land; thence with another line of same N. 50 1/2 W. 186 1/2 poles to North corner of the Hughes or Shoemaker land in the center of an old abandoned lane; thence with said lane N. 40 1/4 E. 62 1/2 poles; thence N. 38 1/4 E. 22 poles to the West corner of the Tucker land (now Morehead and others) thence with their line S. 51 1/2 E. 102 poles; thence N. 54 E. 39 poles; thence with another line of same S. 51 E. 209.1 poles to the place of beginning, and containing 232 1/2 acres, but subject to legal highways.

Same conveyed by F. E. Vaughn to H. B. Shouse and H. M. Shouse by deed dated March 23, 1948, recorded in D. B. 132, page 157; and an interest in which was conveyed by H. M. Shouse to H. B. Shouse reserving 1/4 of the minerals by deed dated October 9, 1950, recorded in D. B. 141, page 83. H. B.Shouse died testate; his will is of record in Will Book J, page 237; H. T. Shouse died intestate. See affidavit of inheritance of record in D. B. 172, page 485. The Grantors are devisees of H. B. Shouse and the widow and heirs at law of H. T. Shouse.

Parcel 1,Tract 2. Beginning at a stone, poplar and sweet gum North corner to James Slaton’s 100 acre tract; thence N. 37 3/ 4 E. 100.6 poles to a stone and Spanish oak, thence S. 51 E. 210.3 poles to a stone; thence S. 37 3/4 W. 51 2/3 poles to a stone near Joseph Henry’s orchard fence; thence N. 53 1/4 W. 17.1 poles to a stone; thence             37 1/4 W. 22.6 poles to a stone; thence N. 65 3/4 W. 36 poles to a stone and walnut in the east line of W. S. Robinson’s 200 acre tract; thence S. 37 1/4 W. 17 poles to a stone corner to James Slaton’s 100 acre tract; thence N. 50 3/4 W. 160 1/2 poles to the beginning, containing 124 acres, more or less.

From the above boundary is excepted 35 acres conveyed by H. B. Shouse to H. M. Shouse, by deed dated July 24, 1946, recorded in D. B. 127, page 298, and described as follows:

Beginning at a stake or truck axel in the line of R. H. Stodghill and H. B. Shouse, thence N. 42 1/2 E. 101.6 poles to a stake in the center of the Ben Shouse road; thence with said road S. 51 E. 52.7 poles; thence S. 37 1/4 W. 100.8 poles to the Northeast corner of Jack Stodghill; thence with the line of Stodoill and H. B. Shouse N. 50 3/4 W. 62.3 poles to the point of beginning, containing 35 acres, more or less.

Parcel 1,Tract 3. Beginning at a black gum and three dogwoods; thence N. 37 E. 79 poles to a stake, dogwood, ash and white oak in William Anderson’s line; thence with Anderson’s line S. 51 E. 100 poles to a stake in Anderson’s line, corner to Robinson; thence S. 37 W. 80 poles to a stake, gum and oak; thence N. 51 W. 100 poles to the beginning, containing 50 acres, more or less.

Part of the same conveyed to B. T. Shouse by John G. Anderson by deed dated July 27, 1905, recorded in D. B. 59 page 623. B. T. Shouse died testate, His will is of record in Will Book G, page 516. H. B. Shouse, a devisee of B. T. Shouse, acquired the interest of the other devisees of B. T. Shouse in part of said property by deeds as follows: Vyra Adams, dated April 1, 1919, recorded in D. B. 79, pace 168; Mary Shouse Cullen, dated December 24, 1919, recorded in D. B. 78, pace 583; Nora Shouse Davis, dated August 24, 1942, recorded in D. B. 111, page 454.

H. B. Shouse died testate. His will is of record in Will Book J, page 237. One of his devisees, H. T. Shouse, died intestate. See Affidavit of inheritance of record in D. B. 172, pace 485. By deed dated March 4, 1959, recorded in D. B. 165, page 501, Mary Cullen, et al, devisees and heirs at law of B. T. Shouse, conveyed to the grantors all of their interest in said tract of land.

136-091

Tract 1. Beginning at a stake corner of lot 2 as shown on John B. Riddle plat surveyed by him for W. A. Hudson in the Fleming line the Robinson line heretofore S. 50 E. 60 poles to a dogwood, white oak and black gum Fleming line; thence N. 38-1/2 E. 162-1/2 poles to a dead hickory in the big road in the Meador line; thence N. 58-1/2 W. 50 poles to a stake in the Weeden line near a shop, thence S. 39-1/2 W. 159 poles to the beginning containing 50 acres and being the same conveyed to the Grantor, R. B. Campbell and to J. W. Campbell on the 16th day of Feb., 1887, by H. V. Arteburn and wife, by deed recorded in Union County Court Clerk’s office, in D. B. 37, at page 534. The interest of J. W. Campbell in said land was conveyed by him to the Grantor, R. B. Campbell, on Aug. 29, 1892, by deed recorded in D. B. 44, at page 104;

Tract 2. Being a balance of a tract of 60 acres of land, more or less, conveyed by R. B. Campbell and wife to H. B. Shouse on the 8th day of Jan., 1916, by deed recorded in Union County Clerk’s Office, in deed Book 72, at page 502. The said tract of 60 acres of land is the same conveyed to R. B. Campbell and J. W. Campbell by E. C. Carpenter and wife, on the 31st day of Jan., 1884, by deed recorded in Union County Clerk’s Office, in Deed Book 34, page 430, on the 29th day of August, 1892. R. B. Campbell conveyed his one-half interest in said 60 acres of land to A. C. Campbell by deed recorded in Deed Book 44, at page 77, and on the 29th day of Jan., 1899, A. C. Campbell conveyed his one half interest in said land to R. B. Campbell, by deed recorded in Deed Book 52, at page 280, and on Jan. 10, 1901, J. W. Campbell conveyed his one half interest in said land to R. B. Campbell, by deed recorded in Deed Book 54, at page 603 (1 3/5 acres).

136-098 Item 51

Parcel 9-E.R. Morton, Commissioner Tract

Beginning at a stake in the North line of the original survey, corner to Mrs. Ellen Dorris’ 59 acres (now owned by McGee & wife); thence S. 39 1/2 W. 283 1/2 poles to a stake in Pond Ditch in the North line of the Farley tract; thence S. 50 1/2 E. 37 7/10 poles to a stone in said ditch and in said Farley’s line, corner to Mrs. Missie Davis 64 3/4, thence with her line N. 39 — 6 E. 282 53/100 poles to a stake in line of Thomas Henry tract and Thornton Berry; thence with his line N. 49 1/2 W. 35 35/100 poles to the beginning, containing 64 acres and 30 poles excluding the railroad bed but including the coal thereunder being tract #4 in the division of the lands of William Ball by Commissioner of the Union Circuit Court.

Parcel 10- Mrs. Ollie Parsons’ Heirs Tract

Beginning at an iron pipe in Robt. A. Lynn’s line East corner to Stella McGee’s 60 acres; thence with her line S. 39 1/ 2 W. 149 1/4 poles to an iron bar in the North line of the L&N Railroad bed corner to said 60 acres; thence with said line N. 38 1/ 2 W. 8 poles to a stake in said line; thence S. 39 1/2 W. 81 3/4 feet to a stake in south line of said railroad; thence with John Ball’s line, same course 134 1/2 poles to a stake in the pond ditch, corner to said Ball’s 51 3/ 4 acres; thence down said ditch with Tom Farley’s line S. 50 1/2 E. 35 3/100 poles to stake in said Farley’s line, corner to Mrs. Ellen Love’s 59 acres, thence with her line N. 39 1/2 E. 284 1/2 poles to a stake in Ben S. Omer’s line corner to said 59 acres; thence N. 49 1/2 W. 27 6/100 poles to the beginning, containing 54 acres, exclusive of the R. R. but including the coal thereunder. Being tract No. 2 in division of the lands of Wm. Ball, and being the same land conveyed to Mrs. 0llie Parsons on November 20, 1912, by deed of record in Commissioner’s Deed Book 3, page 6, Union County Clerk’s Office.

Parcel 11- Missie Davis Tract

Beginning at a stake in Thornton Berry’s line corner to Miss Lizzie Ball’s 64 3/4 acres and 30 poles; thence with her line S. 39 W. 282 53/100 poles to a stake in the pond ditch in the north line of the Farley survey, corner to said 64 3/4 acres and 30 poles; thence with said line down said ditch S. 50 1/2 E. 37 73/100 poles to a stake in the compromised line which is located 1 4/100 poles East of the original East line of the Quarles Military Survey, thence with said compromise line N. 38 E. 281 1/2 poles to a stake now a corner to said Berry’s land, thence N. 49-1/2 W. 35 35/100 poles to the beginning, containing 64 3/4 acres and 30 poles exclusive of the railroad bed but including the coal thereunder being lot 5 in the division of the lands of Wm. Ball.

136-108

Tract 1. Beginning at a point in the Jim Day Road corner to Seigler, running thence S. 34—30 E. 480 ft. to a point in a curve in said Jim Day Road; thence continuing with said road S. 8—15 E. 615 ft. to a point on said road; thence S. 10 — 00 E. 404 ft. to a point in Jim Day Road, corner to H. T. Shouse; thence leaving said road and running with line of H. T. Shouse N. 74 — 00 E. 830 ft. to a point, corner to Shouse; thence continuing with line of Shouse S. 11 — 00 E. 620 to another corner to Shouse; thence continuing with line of Shouse N. 89.00             1910 ft. to a point in line of Shouse in the Little Union-Cullen road; thence with said Little Union-Cullen road N. 9 — 00 E. 415 ft. N. 16 — 00 E. 200 ft. N. 24 — 00 E. 600 ft.; North 140 ft. to a point in the Seven Gums Road; thence with said seven Gum Road N. 71 — 30 W. 800 ft. to a point corner with Seigler; thence with line of Seigler S. 69 — 30 W. 1920 ft. to a point, corner with Seigler; thence continuing with line of Seigler N. 24 — 30 W. 420 ft.; N. 53 — 15 W. 200 ft. N. 63 — 00             800 ft. to the point of beginning, containing 81.94 acres, less, However, a 1 acre lot on the Jim Day Road, said lot being the residence of Jim Day.

Tract 2. Being and lying across and on the East side of the Little Union-Cullen Road and bounded as follows:- on the West by the Little Union-Cullen Road; on the South, East and North by an old road, line of Mrs. G. L. Drury and containing 4 acres, more or less.

136-174

136-255

Beginning at a corner post in the south right of way line of the Walkers Shop — Seven Gums Road, corner to B. T. Shouse; thence with B. T. Shouse South 39 degrees 56 minutes West 1235.12 feet to a corner post, original corner of the tract known as the Anderson land, corner being in the line of B. T. Shouse; thence continuing South 39 degrees 10 minutes West 105.24 feet to a division corner in the line of B. T. Shouse and B. T. Shouse Estate, said corner being 36 feet from a 42” black oak pointer; thence with the division line of B. T. Shouse Estate and a small branch North 78 degrees 17 minutes West 958.25 feet to the intersection of the branch and a ditch a corner, the line passing equally distant between two black oak pointers on the banks of the branch; thence continuing with the division line up the ditch North 18 degrees 35 minutes east 469.79 feet to a fork of the ditch, the corner being eight feet from a wild cherry pointer, thence up the ditch and the division line of B. T. Shouse estate N. 67 degrees 26 minutes west 836.25 feet to a twin black oak division corner of the B. T. Shouse estate in the line of the Anderson tract, said corner being on the bank of a large ditch; thence with the line of B. T. Shouse South 15 degrees 40 minutes west 972.57 feet to a corner in the old Military line, center of the ditch twelve feet from a black oak pointer, said corner being the corner with H. B. Shouse; thence with the military line and H. B. Shouse north 49 degrees 52 minutes west 1680.74 feet to the south corner of the Mount Gilead Colored Cemetery which is 134 feet from the center of the old road; thence with the cemetery north37 degrees 58 minutes east 282.15 ft. to the east corner of the cemetery; thence north 54 degrees 19 minutes west 237.55 feet to the north corner of the cemetery in the old Morganfield-Arnold Road, also a corner to John Shrote; thence with the center of the road and John Shrote the following courses and distances; North 16 degrees 30 minutes east 379.54 feet; north 19 degrees 12 minutes east 334.35 feet; north 26 degrees 45 minutes east 236.08 feet; North 35 degrees 41 minutes east 309.70 feet; North 11 degrees 42 minutes east 418.91 feet to a corner with John Shrote in the South right of way line to the Walker’s Shop — Seven Gums Road; thence with the South right of way line the following courses and distances, 216.67 feet with an 11 degree curve to the left, the chord being South 57 degrees 38 minutes east 215.22 feet; thence South 69 degrees 36 minutes east 102.86 feet; thence 259.54 feet an 11 degree curve to the left, the chord being South 87 degrees 10 minutes east 256.88 feet; thence North 79 degrees 19 minutes east 378.46 feet; thence 283.44 feet with a sixteen degree curve to the right; the chord being South 76 degrees 43 minutes east 899.42 feet; thence 326.65 feet with a 2 degree 30 minute curve to the right, the chord being South 52 degrees 20 minutes east 325.73 feet; thence North 27 degrees 39 minutes east 4.24 feet; thence South 47 degrees’ 26 minutes east 1662.89 feet to the beginning, containing 165.6 acres, according to Survey of Jones and Donan Civil Engineers, made October 20, 1942.

Also, that part of the Anderson Tract which is included in the County road between the South boundary line of the Walker Shop-Seven Gums Road and at the South boundary line of J. C. Gatlin, Mrs. E. Carpenter and Victor Callender, including the minerals thereunder;

Said property was conveyed to Strother Watson by M. B. Hammock, et ux., by deed dated March 15, 1947, recorded in Deed Book 129, page 196; Strother Watson died intestate see affidavit of Descent of record in Deed Book 173, Page 442; Joyce Ann Timinel, et al., conveyed their interest in the coal hereby conveyed to Dorothy Watson by deed dated April 30, 1963, of record in Deed book 173, page 443; all records in the Union County Court Clerk’s Office.

There is excepted from this conveyance the coal in and underlying that part of the above property described as follows;

Beginning at a corner in the Old Military line, center of a ditch twelve feet from a black oak pointer, said corner being the corner with H. B. Shouse; thence with the Military line and H. B. Shouse North 49 degrees 52 minutes West 1680.74 feet to the South corner of the Mount Gilead Colored Cemetery which is 134 feet from the center of the old road; thence with the cemetery North 37 degrees 58 minutes east 282.15 ft. to the east corner of the cemetery; thence North 54 degrees 19 minutes West 237.55 feet to the North corner of the cemetery in the Old Morganfield Arnold Road, also a corner to John Shrote; thence with the center of the road and John Shrote the following courses and distances North 16 degrees 30 minutes east 379.54 feet; North 19 degrees 12 minutes east 334.35 feet; North 26 degrees 45 minutes east 236.08 feet; North 35 degrees 41 minutes east 309.70 feet to a corner of the 100 acre tract formerly owned by H. L. Tucker; thence with the West line of said 100 acre tract S. 34 E. 1670 feet to a ditch; thence with said ditch S. 15 W. 1425 feet to the beginning, containing 50 acres, more or less.

136-203

Tract 1. Beginning in the Morganfield and Bordley road at a stone corner to C. S. Campbell’s land, thence S. 44 E. (W) 184 3/10 poles to a stake and white oak, in Sellers’ line corner to Campbell, thence N. 56 3/4 W. 66 2/10 poles to a stake corner to Mrs. Harvey Sellars’ land; thence S. 35 W. 4l 3/4 poles to honey locust, two elms marked pointers corner to V. B. Caldwell; thence N. 55 1/4 W. 76 94/100 poles to a stone corner to Mrs. A. G. Robinson’s land, thence N. 35 E. 79 14/100 poles to a stake in an old ditch corner to J. K. Rudd’s heirs, thence up said old ditch S. 63 1/2 E. 78 12/100 poles to a corner of said heirs, thence N. 35 E. 120 37/100 poles to a stone on N. E. side of a locust post another corner of said heirs, thence N. 58 1/2 W. 9 1/4 poles to a black gum a corner of Dr. S. L. Henry, thence N. 34-1/2 W. 35 2/10 poles to a stake; thence N. 43 3/4 E. 68-1/2 poles to a stake in line of the James Hatfield 10 acres, thence S. 56-1/2 E. 33 36/100 poles to a stone corner to said 10 acres; thence N. 35 E. 34 48/100 poles to a stone corner to Welch 5 acres, S. 55 E. 48 33/100 poles to a stone corner to the original dividing line of Campbell and Snider corner to said 5 acres, thence S. 33 W. 139 poles to a stone in said road corner to Campbell, thence S. 46 E. 52 poles to the beginning containing 201 3/8 acres except 1/2 acre around and including the grave where Robert T. Campbell is buried and which graveyard is not conveyed herein.

Tract 2. A certain tract or parcel of land situated in Union County, Kentucky, on the waters of Eagle Creek containing 90 acres more or less, which land is situated on the Southwest side of the Morganfield and Bordley public road, adjoining the lands of W. J. Campbell, Mrs. Bettie Henry, Mrs. Fanny Beaven, Mrs. Pierce Beavin, and is that portion of the 212 3/4 acre tract of land owned by C. S. Campbell which lies on the southwest side of the said Morganfield & Bordley public road. The said 90 acres of land, more or less is a portion of the land owned by C. S. Campbell at his death.

136-229

Tract 1. Beginning at a stake In the South line of L. & N. Railroad right of way and in line of Jess Shouse’s Farley tract; thence S. 39-1/2 W. 146 6/10 poles to a stake in line of Springer Morgan survey In the main sand ditch corner to Mrs. Ben Hopgood’s line; thence with her line down said ditch S. 50-1/2 E. 59-1/2 poles to a stake In the ditch corner to Mrs. Ollie Parson’s 54 acres of this division; thence with her line N. 39-1/2 E. 134-1/2 poles to a stake in said south line of the L&N Railroad; thence with said railroad line N. 38-1/2 W. 60 8/10 poles to the beginning. Also the coal under the L&N Railroad Co. right of way adjoining this said tract. Said tract contains 51-3/4 acres and 8 poles and being Lot No. 1 in the division of lands of Wm. Ball.

Tract 2. A certain piece or parcel of ground part of the Wm. Ball farm in Union County, Ky., supposed to contain about four acres more or less where the said second party (J. B. Ball) now lives fronting 26 rods on the Ball road and running back in an easterly direction 29-1/2 rods parallel lines to the back line which is also 26 rods wide and stones are set at the four corners of said piece of ground.

136- 243

Tract 1. Beginning at a stone, sweet gum and hickory, corner to W. W. Waller; thence S. 56 E. 26-1/2 poles to a stone; thence N. 33 E. 107.6 poles to a stone and white oak in Ben Wright’s line, another corner of Walker; thence N. W. 15-1/2 poles to a stone, corner to Wright and John Robertson; thence N. 57 W. 19 poles to a sweet gum, old marked line tree; thence N. 52-1/2 W. 34.4 poles to a stone and sweet gum; thence N. 87 W. 30.75 poles to a stone on the East side of the Morganfield and Marion Road; thence with the road S. 34 E. 21 poles to a stone; thence across the road S. 56 W. 30 ft. to a stone, corner to G. A. Robertson’s land; thence with Robertson’s land N. 81-1/4 W. 103.6 poles to a stone; thence S. 33 W. 74 poles to a stone, corner to Robertson and Tally; thence S. 78 3/4 E. 58.2 poles to a stone; thence S. 53 E. 63 poles to the beginning, containing 98-6/8 acres and 8 poles of land;

Exception: There is excepted from the above about one acre, more or less, reserved by A. G. Mason in deed from A. G. Mason and wife to John H. Buckman, dated March 5, 1942, recorded in Union County Court Clerk’s Office, in Deed Book 109, page 221, and which small parcel of land lies on the south corner of Scott Young’s land, and lies south of the Morganfield and Marion road and adjoins the W. W. Walker farm between said road and the land on which is now situated the stable and barns of the said Walker land.

Tract 2. Also a small tract or parcel of land bounded on the north by Eagle Creek; on the South by Scott Young’s land and J. H. Buckman’s land; on the East by W. W. Walker’s place, now owned by J. H. Buckman; on the West by the herein-before described Scott Young place.

Tract 3. Also a small parcel of land bounded on the North by Eagle Creek; on the South by Scott Young’s land; and on the East by the same land; and on the West by the Salem road; these two small parcels of land containing about one acre of land.

136-244

Tract 1. 112.06 acres of the W. S. Buckner farm, being all of the W. S. Buckner farm except that portion this day conveyed to Lee Shrote, and said 112.06 acres is further bounded and described; on the West by the old Morganfield and Caseyville Road, on the East by the Morganfield and Seven Gums road; on the South by the William Ball public road, and on the South and Southwest by the lands conveyed to Lee Shrote. Said land being a portion of the sane land conveyed to Lee Shrote and John Shrote by deed of Ed. Shrote and others on the 16th day of December, 1913, as shown by deed of record In Deed Book 70, at page 428, and conveyed by Lee Shrote and his wife to John Shrote on December 31, 1925, as shown by deed of record in Deed Book 97, at page 565, both deeds being of record in the office of the Clerk of the Union County Court.

Tract 2. A certain tract or parcel of land lying in Union County, Kentucky on the waters of Eagle Creek bounded as follows; Beginning at three black gums in drain in Walker’s line; thence S. 36-1/2 W. to a stake in Morganfield and Seven Gums Road; thence with said road to stake in Walker’s line; thence S. 59-3/4 W. to the beginning, containing six (6) acres, more or less. Being the sane property conveyed to J. H. Shrote on Oct. 8, 1924, by B. F. Ghormley and wife, Belle Ghormley, by deed of record in Deed Book 87, at page 632, in the office of the Clerk of the Union County Court.

136-245

Tract 1. Beginning at a stone on a hill, Southeast corner of the Scott Young tract; thence S. 35 W. 108-1/2 poles to a stone on the East bank of a branch, another corner thereof; thence N. 51-1/4 W. 10.2 poles to a stone in the middle of the Morganfield and Salem road, corner to Thomas Morehead’s 42 3/4 acres; thence with said road at Morehead’s line, S. 28-1/2 W. 12.2 poles; S. 2-1/2 W. 47 poles; S. 1/2 W. 66 poles; S. 18 E. 12-1/2 poles; S. 27 E. 11 poles; S. 21-1/2 E. 16 poles; S. 19 E. 17.73 poles to a stone in Morehead’s line, corner to W. S. Buckman’s 119-7/8 acres and 10 poles; thence with his line N. 34 E. 242-1/2 poles to a stake in the big ditch cut to straighten Eagle’s creek, corner to said 119 7/8 acres and 10 poles; thence with said ditch N. 40-1/2 W. 29.87 poles, N. 49-1/2 W. 15 3/4 poles to a stake in the old creek about 2 poles below the end of the big ditch; thence S. 39 W. 7.18 poles to an ash; thence N. 55 W. 44 poles to the beginning, containing 119 7/8 acres and 10 poles of land.

Tract 2. Beginning at a stone and black gum on a ridge, timber gum corner to H. L. Tucker’s farm; thence with his line N. 34 E. 228.2 poles to a stake in the big ditch cut to straighten Eagle’s creek opposite the mouth of a small ditch, a corner of said farm; thence with said big ditch down stream, N. 43-1/2 W. 43.6 poles, N. 46-1/2 W. 39.53 poles to a stake in ditch, corner to the W. T. Ware 119 7/8 acres and 10 poles; thence with Ware’s line S. 34 W. 242-1/2 poles to a stone in Morehead’s line in Morganfield and Seven Gums road, corner to said 119 7/8 acres and 10 poles; thence with said road and Ware’s line S. 19 E. 27.2 poles to a stone in Morehead’s corner; thence S. 52 3/4 E. 78-1/2 poles to the beginning, containing 119 7/8 acres and 10 poles of land.

136-250

Tract 1. Beginning at a stake in the Pres Buckner line and a corner to Coleman’s tract in the line of original survey; thence S. 54 E. 137 poles to a stake; thence S. 37 W. 85 poles to a stake in Wm. Henry’s line; thence N. 52-1/4 W. 126 4/10 poles to a stake in W. P. Tucker’s line, now Humphrey’s corner to Wm. Henry land; thence N. 62-1/2 E. 3 poles to a stake and ash marked W. A.; thence N. 52-3/4 W. 10 poles to a stake, elm and box elder; thence N. 36-1/2 E. 78-1/2 poles to the beginning, containing 71-3/4 acres. Included in this tract of land is a strip of land 80 feet wide through same which was conveyed to M. & A. R. R. Company right of way, and this strip of land was on the 6th day of June, 1940, reconveyed to R. E. Lee Humphrey by L. & N. Railroad Company by deed of record in Deed Book 105, page 575, same office.

Tract 2. Beginning at a stone in the line of the Barnette or Logan survey and corner to the Henry tract; thence N. 37-3/4 E. 45-6/10 poles to a stone at the mouth of a lane and corner to Slaton; thence with his line N. 38 E. 37-4/10 poles to a stone and black gum; thence N. 49-1/2 W. 60 poles to a stone near a bar post in Berry’s line; thence with said line S. 51-1/2 E. 59-2/10 poles to the beginning, containing 31 acres and 25 poles of land.

Tract 3. Beginning at a stake in the road and in the old line of the Quarles Military Survey, a corner of T. V. Pritchett and in line of the Ed. Farley land; thence with Pritchett’s line N. 50 W. 1030 feet to stake in the right of way of M. & A. R. R. in Stodghill’s line, 48 feet from Stodghill’s corner with Pritchett; thence with the east line of the right of way S. 20 E. 119 feet to stake in the old Quarles line (now Ed. Farley’s line); thence with same N. 39-3/4 E. 580 feet to the beginning, containing 6-8/10 acres of land.

Tract 4. Beginning at a point about 115.5 feet southeast of the Humphrey Entrance and being 115.5 feet South East of corner of Humphrey (Est) and R. E. Humphrey’s Tract of land; thence South 66° - 45’ E. along the Humphrey Road a distance of 747.6 feet to a point at a 30° curve on said road; thence N. 24 — 15 E. along the Humphrey Road a distance of 973.7 feet to a point about center of concrete bridge also the center of Whiskey Ditch; thence N. 51° — 15’ W. up the center of said ditch a distance of 818.8 feet to a point in the center of the ditch; thence S. 21° — 45’ a distance of 730.3 feet to the point of beginning, containing 14.986 acres.

There is reserved and excepted from the above described 14.986 acres a part thereof bounded and described as follows:

Beginning at a point on the Humphrey-McFall road at the Southeast corner of Daniel R. Berry’s driveway; thence in a Northerly direction along the East side of said driveway 150 feet, more or less, to a stake; thence with right angles to the right and parallel with the Humphrey-McFall road 150 feet, more or less, to a stake; thence with right angles to the right and parallel with the aforementioned driveway of Daniel R. Berry 150 feet, more or less, to a stake in the Humphrey-McFall road; thence with right angles to the right and along said road in a Westerly direction 150 feet, more or less, to the point of beginning.

136- 251

Tract 1. Beginning at a stake in John Anderson’s line a corner of W. S. Robertson’s 13 acres and 46 2/3 poles, thence with said Anderson’s line N 51 3/4 W 64 poles and links to a black gum and 3 dogwoods, corner to Anderson; thence S 1 W 33 poles to a stake; thence S 22 1/2 W 24 1/2 poles to a stake; thence S 51 3/4 E 38 4/10 poles to a stake in James Logan’s line, corner to W. S. Robertson’s 36 46/100 acres; thence N 37 1/4 E 59 9/10 poles to the beginning and containing 13 acres and 46 2/3 poles, and being the same land conveyed to John B. Humphrey by W. F. Berry and wife the deed to same being recorded in Deed Book “Z”, page 315, of the Union County Clerk’s office.

Tract 2. Beginning at a stake in a ditch in line of J. B. Humphrey’s 41 1/2 acre tract; thence with said line N 35 1/2 E 71 4/10 acres and in the original line of the William Henry survey; thence with said line N 51 W 50 poles to the east side of said ditch; thence with said ditch down stream to the beginning and containing 11 5/8 acres it being the same tract conveyed to J. B. Humphrey by Martha A. Quinn March 10, 1883, the deed to same being recorded in Deed Book 33, page 486.

Tract 3. Adjoining the above 11 5/8 acres described thus: Beginning at a stone corner of the 94 1/2 acre tract of land corner to Solomon Calender; thence S 51 E 58 3/4 poles to a stone in W. P. Quarles Military line another corner of Calender; thence with said line S 37 3/10 poles (should be S 36 1/2 W about 118 poles) to a stake in said line S 51 1/2 E of a poplar (a corner of the Mathews Military Survey at an angle of the Humphrey Road); thence with the Mathews line N 51 1/2 W 54 6/10 poles to a stake corner of the 94 1/2 acre tract; thence with same N 34 3/4 E 117 84/100 poles to the beginning, and containing 41 3/4 acres and 11 poles conveyed to Humphrey by W. J. Henry, and the deed to same being recorded in Deed Book 33, page 334.

Said two tracts adjoin and form one continuous tract, but from which is to be deducted the following exceptions:

All of the part on the east side of the M. & A. or L. & N. R. R. described thus: Beginning at a stake in the road and in the old line of the W. P. Quarles Military Survey a corner of T. V. Pritchett and in line of the Ed. Farley land; thence with Pritchett’s line N 50 W 1030 feet to a stake in the right of way line of the M. & A. R. R. in Stodghill’s line 46 feet from the corner of Stodghill and Pritchett; thence with the east line of the right of way S 20 1/4 E 1192 feet to stake in the old Quarles line (now Ed Farley); thence with same N 39 3/4 E 580 feet to the beginning, and containing 6-8/10 acres, said tract was conveyed by J. B. Humphrey to T. V. Pritchett, April 16, 1906, Deed Book 64, page 514; said tract is a part of the 41 3/4 acres and includes a very small part of the 11 5/8 acre tract.

Second exception being the right of way of the railroad bounded thus:

Beginning in the line between Stodghill and J. B. Humphrey; thence S 20 E 16 poles and to 100 feet wide, 50 feet on each side of the center of the track; thence same course 58 poles to be 80 feet in width, 40 feet on each side of the center line of said railroad to the line of Ed Farley and containing 2 4/10 acres. It being that part of the first of way across the J. B. Humphrey land and being part of the 8-46/100 acres conveyed by the L & N. Railroad Company to R. E. Humphrey, dated June 6, l940, record in Deed Hook 105, page 575, in Union County Clerk’s office.

Also the following exception, it being 2 acres allotted to R. E. L. Humphrey in the Humphrey division and adjoins another tract owned by said R. E. L. Humphrey, it being in the S. W. corner of the 41-3/4 acre tract described thus: Beginning at the South corner of the 11-5/8 acre tract and running S.W. along the line of R.E. L. Humphrey a distance of 46-6/10 poles to the Humphrey road and to be 7 poles in width wide enough to make 2 acres, leaving in the two tracts 42-22/100 acres for the Berry heirs adjoining the first tract of 13-29/100 acres, making for the said heirs 55-51/100 acres in all.

There is also excepted that part of the above property conveyed by John Berry at al, to Daniel H. Berry, by deed dated July 31, 1947, recorded in Deed Book 130, page 223, and described as follows:

Beginning at a point about 115.5 feet southeast of the Humphrey entrance and being 115.5 feet Southeast of corner of Humphrey (Est) and P. E. Humphrey’s tract of land; thence South 66-45 E along the Humphrey Road a distance of 747.6 feet to a point at a 30 deg. curve on said road; thence N 24-15 E along the Humphrey Road a distance of 973.7 feet to a point about center of concrete bridge also the center of Whiskey Ditch; thence N 51-15 W up the center of said ditch a distance of 818.8 feet to a point in the center of the ditch; thence S 21-45 W a distance of 730.3 feet to the point of beginning, containing 14.986 acres.

136-254

Beginning at a stone corner to Timmons Brothers; thence with their line north 54 degrees 04 minutes west 278 feet to a post, corner to John Shrote heirs in Timmons Brothers line; thence with Shrote’s line south 40 degrees 53 minutes west 483 feet to a stake in the center line of the Seven Gums Road, corner to John Shrote heirs and in line of S. B. Watson; thence along the center of said road south 35 degrees 39 minutes east 231 feet, south 58 degrees 02 minutes east 219 feet, south 75 degrees 33 minutes east 202 feet, north 83 degrees 29 minutes east 539 feet south 77 degrees 05 minutes east 172 feet and south 52 degrees 50 minutes east 564 feet to a stake in the center of said road, corner to Mrs. Mary Fowler; thence with Fowler’s line north 37 degrees 04 minutes east 3382 feet to a stake in the center of Eagle Creek Ditch, corner to Mrs. Mary Fowler in Jack Young’s line; thence with said ditch north 36 degrees 30 minutes west 1458 feet to a stake in the center of said ditch corner to Timmons Brothers in Jack Young’s line; thence with Timmons Brothers south 37 degrees 32 minutes west 3778 feet to the place of beginning, containing 126.14 acres, more or less, but subject to legal highways.

136-255

Tract 1. Beginning at a corner post in the south right of way line of the Walkers Shop - Seven Gums Road, corner to B. T. Shouse; thence with B. T. Shouse South 39 degrees 56 minutes West 1235.12 feet to a corner post, original corner of the tract known as the Anderson land, corner being in the line of B.T. Shouse; thence continuing South 39 degrees 10 minutes West 105.24 feet to a division corner in the line of B. T. Shouse and B. T. Shouse Estate, said corner being 36 feet from a 42” black oak pointer; thence with the division line of B. T. Shouse Estate and a small branch North 78 degrees 17 minutes West 958.25 feet to the intersection of the branch and a ditch a corner, the line passing equally distant between two black oak pointers on the banks of the branch; thence continuing with the division line up the ditch North 18 degrees 35 minutes east 469.79 feet to a fork of the ditch, the corner being eight feet from a wild cherry pointer, thence up the ditch and the division line of B. T. Shouse estate N. 67 degrees 26 minutes west 836.25 feet to a twin black oak division corner of the B. T. Shouse estate in the line of the Anderson tract, said corner being on the bank of a large ditch; thence with the line of B. T. Shouse South 15 degrees 40 minutes west 972.57 feet to a corner in the old Military line, center of the ditch twelve feet from a black oak pointer, said corner being the corner with H. B. Shouse; thence with the military line and H. B. Shouse north 49 degrees 52 minutes west 1680.74 feet to the south corner of the Mount Gilead Colored Cemetery which is 134 feet from the center of the old road; thence with the cemetery north 37 degrees 58 minutes east 282.15 ft. to the east corner of the cemetery; thence north 54 degrees 19 minutes west 237.55 feet to the north corner of the cemetery in the old Morganfield-Arnold Road, also a corner to John Shrote; thence with the center of the road and John Shrote the following courses and distances; North 16 degrees 30 minutes east 379.54 feet; north 19 degrees 12 minutes east 334.35 feet; north 26 degrees 45 minutes east 236.08 feet; North 35 degrees 41 minutes east 309.70 feet; North 11 degrees 42 minutes east 418.91 feet to a corner with John Shrote in the South right of way line to the Walker’s Shop -Seven Gums Road; thence with the South right of way line the following courses and distances, 216.67 feet with an 11 degree curve to the left, the chord being South 57 degrees 38 minutes east 215.22 feet; thence South 69 degrees 36 minutes east 102.86 feet; thence 259.54 feet an 11 degree curve to the left, the chord being South 87 degrees 10 minutes east 256.88 feet; thence North 79 degrees 19 minutes east 378.46 feet; thence 283.44 feet with a sixteen degree curve to the right; the chord being South 76 degrees 43 minutes east 899.42 feet; thence 326.65 feet with a 2 degree 30 minute curve to the right, the chord being South 52 degrees 20 minutes east 325.73 feet; thence North 27 degrees 39 minutes east 4.24 feet; thence South 47 degrees 26 minutes east 1662.89 feet to the beginning, containing 165.6 acres, according to Survey of Jones and Donan Civil Engineers, made October 20, 1942.

There is excepted and reserved from the tract above described a tract of 50 acres, hereinafter described as Tract 2.

Tract 2. An undivided one fourth (1/4) interest in and to the coal in and underlying land located in Union County, Kentucky, described as follows:

Beginning at a corner in the Old Military line, center of a ditch twelve feet from a black oak pointer, said corner being the corner with H. B. Shouse; thence with the Military line and H. B. Shouse North 49 degrees 52 minutes West 1680.74 feet to the South corner of the Mount Gilead Colored Cemetery which is 134 feet from the center of the old road; thence with the cemetery North 37 degrees 58 minutes east 282.15 ft. to the east corner of the cemetery; thence North 54 degrees 19 minutes West 237.55 feet to the North corner of the cemetery in the Old Morganfield Arnold Road, also a corner to John Shrote; thence with the center of the road and John Shrote the following courses and distances North 16 degrees 30 minutes east 379.54 feet; North 19 degrees 12 minutes east 334.35 feet; North 26 degrees 45 minutes east 236.08 feet; North 35 degrees 41 minutes east 309.70 feet to a corner of the 100 acre tract formerly owned by H. L. Tucker; thence with the West line of said 100 acre tract S. 34 E. 1670 feet to a ditch; thence with said ditch S. 15 W. 1425 feet to the beginning, containing 50 acres, more or less.

B. T. Shouse, in a deed to H. M. Callender, dated August 19, 1918, recorded in Deed Book 76, page 588, reserved the coal in and under said Tract 2 above described; by his will recorded in Will Book G, page 516, he devised same to H. B. Shouse and his other three children.

Said property (the 165.6 acre tract which includes the 50 a. tract) was conveyed to Lillian Callender by Strother Watson, et ux by deed dated March 16, 1950, recorded in Deed Book 139, page 184. By deed dated August 16, 1966, recorded in Deed Book 184, page 147, Mrs. Lillian Callender and her husband, Victor Callender conveyed said property to Reburn Rowley and Helen V. Rowley. All records are in the office of the Union County Clerk.

136-256

Tract 1. Beginning at the seven gums, a corner to the Weeden Military survey; thence with line thereof N. 32 — 16 E. 224 poles to a stake marked, near same; thence N. 52-1/2 W. 117-1/2 poles to two small sweet gums; thence S. 32 W. 218 poles to a dogwood and oak bush; thence S. 50 E. 107 poles to the beginning, containing 154 acres, more or less;

There is to be excepted from the above description, the following two tracts:—

(a) Beginning at a stone and ash in the seven gums road South corner of A. G. Robertson; thence with the line of the original line of Mercer’s Military Survey; thence S. 31 3/4 W. 58 poles to a stake in the waters of Eagle Creek; thence with the several meanders thereof N. 66 W 11 poles, N. 6 W. 5 poles, N. 41 W. l4 poles, N. 29 W. 6 poles N. 6 W. 3 poles, N. 56 W. 4 poles, N. l3 W. 6 poles, N. 71 W. 18 poles, N. 28-1/2 W. 16 poles, N. 2-1/2 E. 4 poles, N. 61 W. 7-1/2 poles, N. 45-1/2 W. 16 poles, S. 62-1/2 W. 4-3/4 poles to a stake in said creek in the East line of Carpenter’s land; thence N. 32-1/4 E. 47 6/10 poles to a stone corner to said Carpenter in Robertson’s line; thence S. 51-1/4 E. 103-4/10 poles to the beginning and containing 32-1/2 acres.

(b) Beginning at a stake corner to said school house lot in the West line of the Weeden Military Survey; running thence N. 53 W. 11 3/4 poles to a stake dogwood and black gum corner to said school house lot; thence N. 33 E. 11 7/8 poles to a stake; thence S. 53             11 3/4 poles to a stake in the original Military Line; thence S. 33 W. 11 7/8 poles to the beginning, containing 7/8 of an acre of land;

There was also a one acre tract of land sold off the 154 acre tract above described, to the Trustees of the Seven Gums Common School, as shown by deed recorded in Deed Book V at page 635, which one acre was later conveyed by the Union County Board of Education to E. C. Caldwell and wife, and is thus described:

Beginning at seven black gums corner; thence N. 55 W. 10 poles to a stake near the road; thence N. 32 E. 16 poles to stone, thence S. 58 E. 10 poles to a stake; thence S. 32 W. 16 poles to the beginning, containing one acre, and conveyed by said Union County Board of Education to E. C. Caldwell and wife on October 5, 1938, by deed of record in the office of the Clerk of the Union County Court in Deed Book 103, page 50.

Tract 2.: Beginning at a stake, corner of school house lot in W.A. Hudson’s line, run thence N. 49-1/2 W. 13 4/5 poles to a stake in said line; thence N. 40-1/2 E. 12 poles to a stake; thence S. 49-1/2 E. 12 5/6 poles to a stake and white oak; thence S. 33 W. 12 1/5 poles to the beginning, containing 159 poles.

136-257

undivided two sevenths interest in all the coal in and under certain lands located in Union County, Kentucky, bounded and described as follows;

Beginning at a stone where L. P. Shackelford’s outlet intersects the Morganfield and Bordley Road, beginning corner of Thomas J. Beaven’s 27-1/2 acres, thence with Shackelford’s line as follows: S. 55-1/2 E. 20 9/10 poles to two elms S. 57-1/2 E. 65 9/10 poles to a stone in said line corner to Susan C. Beaven’s 30 acres, thence with her line S. 33-1/2 W. 63 2/10 poles to a stone in said road corner to same, thence with the road and the said 30 acres and on line of said 27-1/2 acres as follows: N 33 W. 55 poles N. 74 to the beginning, containing 20 acres of land;

136-258

Beginning at a stake in the old road, 20 feet east of the Jones Campbell estate line fence; thence running parallel with Jones Campbell’s fence line, S. 59 W. 1578.5 feet to a stake 20 feet east of the Jones Campbell fence line to a stake in line of Gilbert Rudd, thence with Gilbert Rudd’s line, S. 33 E. 1439 ft. to a stake in the middle of a ditch; thence with Rudd’s line S. 57-1/2 W. 1316 feet to a corner in line of Robert Fisher; thence with line of Fisher, S. 34-1/2 E. 1510 feet to a corner post in line of Robert Crowdus; thence with line of Crowdus N. 55 E. 1584 feet to a corner post; thence with line of Crowdus S. 36-1/2 E. 552 feet to a corner post; thence running with Crowdus’ line N. 81-1/2 E. 254 feet to the State Highway right of way line as follows: N. 9 W. 1000 feet to an angle in the line; thence N. 5-1/2 E. 910 feet; thence with said line N. 30-1/2 W. 1912.5 feet to the beginning, containing 144.90 acres;

136-259

Beginning at an oak stump and 3 maples, thence with George Sellers line N. 59 W. 99 1/2 poles to a stone and white oak in said line, thence N. 41 1/2 E. 183 1/10 poles to a stone and gum, thence N. 48 1/2 W. 51 3/4 poles to a stone, thence N. 31 E. 155 1/10 poles to a stone 2 dogwoods, white oak and hickory, thence S. 57 E. 117 1/2 poles to a stone, white oak and walnut corner to Russell, thence S. 30 3/4 W. 189 3/4 poles to an elm and dogwood a corner of said Russell and Beaven; thence S. 31 1/2 W. 150 8/10 poles to the beginning, containing 212 3/4 acres, more or less, less 90 acres, more or less, on the Southwest side of the Morganfield-Bordley public road conveyed by C. M. Campbell and others to W. J. Campbell on August 8, 1922, see Deed Book 83, page 505.

136-260

undivided one half interest in all the coal in and under certain lands located in Union County, Kentucky, bounded and described as follows;

Tract 1. Beginning at a stone, sweet gum and hickory, corner to W. W. Walker and S. T. Young; thence with Walker’s line S. 12 W. 86 2/10 poles to a stone, Walker’s corner of his 15 1/4 acres in the Marion road; thence with said road N. 88 W. 50 3/10 poles to a stone another corner of Walker; thence S 74 W. 37 4/10 poles to a stone another corner to Walker; thence N. 57 W. 91 poles to a stone corner to S. T. Young; thence with his line N 33 E. 37 6/10 poles to a sweet gum, west corner to Young’s 30 1/4 acres; thence with his line N. 81 1/2 E. 64 2/3 poles to a stone on West side of a ditch; thence N. 66-1/2 E. 70 4/10 poles to the beginning, containing 51 7/8 acres.

Tract 2. Beginning at a stone, corner to Rudd, Morehead and Tandy, thence with line of Tandy’s 98 5/8 acres, N. 53 W. 63 poles to a stone; thence N. 78-1/2 W. 27 poles to a stone thence S. 34 W. 96 18/100 poles to a sweet gum; thence N 81-1/2 E. 64 67/100 poles to a stone West bank of a branch; thence N. 66-1/2 E. 70 4/10 poles to the beginning, containing 32 73/100 acres.

Tract 3. Beginning at a stone in line of Scott Young survey, a corner of said Morehead’s 51 7/8 acres, thence with sane as follows:- S. 13-1/2 W. 86 53/100 poles to a stake in the middle of the Morganfield and Marion road; thence N. 87-1/2 W. 50 3/10 poles to a stake; thence S. 8 W. 37 54/100 poles to a stone in Shrote Brothers line, a corner to said 51 7/8 acres; thence with said line S. 56-1/4 E. 121 poles to a stone in the Morganfield and Seven Gums road, corner to W. S. Buckner’s 119 7/8 acres and 10 poles; thence with said road N. 19 W. 17 73/100 poles, N. 20-1/2 W. 16 poles, N. 21 W. 11 poles, N. 18 W. 7-1/2 poles, N. 1/2 E. 66 poles, N. 2-1/2 E. 47 poles, N. 28-1/2 E. 12 2/10 poles to a stone in the middle of said road, corner to W. T. Ware’s 119 7/8 acres and 10 poles, thence N. 51-1/4 V. 16 82/100 poles to the beginning, containing 41 6/10 acres.

136-261

Tract 1. That portion of the Nelson Tucker land lying West of the old Morganfield and Caseyville road and east of the Federal Highway and South of the Nelson Tucker road and North of the lands of Jim Davis and containing by survey 35.97 acres exclusive of the right of way of the L. & N. railroad which crosses same.

Tract 2. Beginning at a stake in center of the old Morganfield Sturgis road 10 feet Northeast of a bridge in line of the Nelson Tucker land, a corner of John Shrote; thence with the road N. 16 E. 646 feet; thence N. 29 E. 394 feet; thence N. 38 E. 165 feet to a stake in center of the road, a corner of the Nelson Tucker land and in line of Tom Morehead; thence with Morehead’s line S. 52-1/4 E. 894 feet to a stake, elm, and sweet gum in Morehead’s line, corner of John Shrote; thence with Shrote S. 29-1/2 W. 1340 feet to a stake on the east side of a ditch thence with said ditch along the east side N 42 3/4 W. 794 feet to the place of beginning and containing 24.13 acres.

136-271

Sixty (60) acres of land, more or less of what is known as the Riley Woods farm located on Highway No. 60 about five (5) miles South of Morganfield, Kentucky, and being that portion of said farm which is located on the East side of said Highway No. 60, and which Riley Woods farm as a whole is bounded and described as follows:

Beginning at a point in the center of the old Sturgis and Morganfield (or Salem) road a corner of Nelse Tucker, W. S. Buckman, and Hez Cullen place; running thence with the road and a line of the Cullen place S. 34-1/2 W. 20 poles; thence S. 46-1/4 W. 61 poles to a point in said road a corner of the Ingle 3 acre lot; thence with same N. 49-1/2 W. 29 poles to North corner of same and in line of the 96 acre tract; thence along another line of the Ingle lot and A. G. Shrote S. 38 W. 76 poles to the East corner of the O’Conner or stone tract (now A. G. Shrote) thence with same N. 50-1/2 W. 101 poles to the North corner of said tract and in line of the Hughes tract (now Shoemaker) thence with same N. 38 E. 30-1/2 poles to East corner of Tom Shoemaker’s land; thence with another line of same N. 50-1/2 W. 186-1/2 poles to North corner of the Hughes or Shoemaker land in the center of an old abandoned lane; thence with said lane N. 40-1/4 E. 62-1/2 poles; thence N. 38-1/4 E. 22 poles to the West corner of the Tucker land (now Morehead and others) thence with their line S. 51-1/2 E. 102 poles; thence N. 54 E. 39 poles; thence with another line of same S. 51 E. 209.1 poles to the place of beginning, and containing 232-1/2 acres, but subject to legal highways.

136-272

Tract 1. Beginning at an elm and two dogwoods, corner to Mrs. Campbell, also corner to Henry Gale, running thence S. 59 E. with Gale’s line 130 poles to an oak and two elms, corner to James Ross in Gale’s line, thence N. 31. E. 184-1/2 poles to a stake or stone in a line of the Weeden Line N. 59 W. 130 poles to a stake in said military Line, thence S. 31 W. 184-1/2 poles to the beginning, containing 150 acres of land.

Tract 2. Beginning at an elm and dogwood corner to C. Beaven, thence N. 31 E. 191 poles to a stone, white oak and walnut; thence S. 57-1/4 E. 41-9/10 poles to a stone and two hickories; thence S. 31 W. 191 poles to a stone and walnut in Charles Beaven’s line; thence N. 57-1/4 W. 41-9/10 poles to the beginning, containing fifty (50) acres, more or less.

There is excepted from the lands above described approximately 1/2 acre described as follows: Beginning at a point on the South right of way line of the Little Union-Pride Road, thence along a lane in a Southwesterly direction a distance of 105 feet more or less to a corner of Duncan; thence along the line of Duncan in a Southeasterly direction a distance of 415 feet more or less to a point on the Little Union-Pride Road; thence in a Northwesterly direction along the right of way line of the Little Union-Pride Road to the point of beginning. Being the same property conveyed to C. M. Campbell and others to Aaron Duncan and wife, Nadine Duncan, on November 9, 1956, see Deed Book 160 at Page 458.

136-278

Parcel 1, Tract 1. A tract of land in Union County, Kentucky, on the waters of Eagle Creek, known as the L. P. Shackelford survey and is bounded as follows: — beginning at a stone and black oak in the Charles Russell line (now Campbell) a corner to the Allen 21 acre tract, thence S. 58-1/4 E. 112-6/10 poles to a stake and two black gums a corner of George P. Graves heirs, thence with this line S. 32 W. 176-3/10 poles to a stone in James Beaven’s line, another corner of Graves heirs, thence N. 57 W. 119-3/10 poles to a stone and two elms a corner of Russell’s (now Campbell) thence N. 34-1/4 E. 174-3/10 poles to the beginning, containing 127-1/4 acres and 17-1/2 poles of land.

Parcel 1, Tract 2. Beginning at two hickories a corner to the Sackelford farm, running thence N. 31 E. 170 poles more or less to two black gums in the original line, thence S. 59 E. 112 poles to a stake, thence S. 31 W. 170 poles to a stake in H. H. Smith’s line, thence N. 59 W. 112 poles to the beginning, containing 119 acres.

136-287

Tract 1. Beginning at a white oak on the side of ridge corner of the original Blakemore Survey of 1666 2/3 acres, also a corner of Morgan’s Survey; thence with Morgan’s line N. 58-1/4 W. 136-1/2 poles to two small white oaks, hickory and sassafras, Young’s corner, thence S. 31-1/4 W. 254 3/4 poles to a stake another of Young’s corners, thence S. 58-1/4 E. 135-1/4 poles to a stake in a line of the original Blakemore Survey, thence N. 31 E. 255 poles to the beginning, containing 215 acres.

Tract 2. Beginning at a stake one pole S. 55 E. of a sweet gum corner to Adams land, thence S. 55 E. 65 poles to a stake on the South side of Eagle creek, thence down the creek S. 4 E. 14 poles S. 65 W. 16 poles N. 66-1/2 W. 10 poles, S. 2 E. 10 poles, S. 65 W. 7-1/2 poles, N. 57-1/4 W. 15 2/3 poles, S. 60 W. 10-1/2 poles, N. 82-1/2 W. 6 poles, N. 4-1/2 W. 6 poles, N. 53 W. 14 poles, crossing a bend of the creek; thence N. 15 W. 6 poles S. 60 W. 10-1/2 poles to a stake in the line of the Blakemore Survey, thence with said line N. 31 E. 58 poles to the beginning containing 19 acres, 30 poles, and lies adjoining the first tract.

Tract 3. Beginning at a stone 1/2 poles south 13 east of a stone original corner of the J. R. Hughes survey on the West side of the Salem road, running thence with a line of Young and Robinson along the old road S. 13 E. 31-1/2 poles to a stake, thence S. 5-1/2 E. 23 poles to a stake in the middle of the old creek bed to the West side of the old bridge; thence S. 40 W. 5-1/4 poles to a stake near an old garden; thence S. 81-1/4 E. 41-7/10 poles to a stone corner to said Young on the West side of Salem road; thence with the road along the West side thereof as follows: N. 35 W. 38 poles to a stake; thence N. 37-1/2 W. 41 poles to the beginning, containing 7-1/4 A.

Tract 4. Beginning at a stake in a ditch in said Robinson’s line and corner to Hamner’s 107-1/3 acres, thence with said line S. 57-1/2 E. 72-5/8 poles to a stake near a sweet gum a corner of the Adair tract of land in the original line of Blakemore and Mercer, thence with said line S. 31-1/2 W. 55 poles to a stake in Eagle Creek an ash pointer, thence down on the North bank of said creek as follows:- N. 57-1/2 W. 13-1/4 poles to a stake and dogwood; thence S. 61-3/4 W. 8 poles to a sweet gum; thence N. 62-3/4 W. 10 poles to two pawpaws; thence N. 18 W. 11 poles to a stake and poplar stump; thence S. 85 W. 9 poles to an ash, gum and hackberry; thence S. 16-1/4 W. 12 poles to a stake on the West side of a box elder; thence N. 51 W. 7 poles to a poplar, thence N. 35 E. crossing the creek twice to a stake near the mouth of a ditch corner to Hamner’s 107-1/3 acres, thence up said ditch as follows: N. 23-1/2 E. 11 poles; N. 5-1/4 E. 22-1/2 poles to the beginning.

Tract 5. Beginning at two dogwoods and a hickory in the original S. W. line of the Blakemore tract corner to John Lilly in Wm. Cullen’s line, running thence S. (N.) 57-1/2 W. 134 poles to a maple and gum, another corner of Lilly; thence N. 31-1/2 E. 74 poles to a sassafras and gum on the W. side of Eagle creek in W. C. Hamner’s line, thence up said creek S. 75 (57) E. 56 poles to 3 hickories; thence N. 67 E. 34 poles to the mouth of a ditch, thence S. 35 W. 17 poles, S. 8-1/2 E. 17-1/2 poles, S. 51 E. 7 poles, N. 16-1/2 E. 12 poles; N. 61-1/4 E. 8 poles, S. 57-1/2 E. 13-1/4 poles to a stake in creek a corner to Robinson in the original Blakemore line, thence S. 31-1/2 W. 92-6/10 poles to the beginning, containing 75 acres — but excepted is about 6 acres heretofore conveyed by first party to second party.

Tract 6. Beginning at a stone on the east side of a small branch in J. M. Young’s line between lot No. 1 and No. 2 of the Blakemore survey on Eagle creek S. 31-1/2 W. 85 poles crossing Eagle creek at 73-1/4 poles to a stake and ash and hickory; thence N. 87 E. 22-3/4 poles to a stake and sycamore and two ashes, thence S. 57 E. 66 poles to two hickories on the South bank of said creek, thence N. 67 E. 34 poles to a stake in said creek near the mouth of an old ditch in G. A. Robinson’s line, thence up said ditch N. 23-1/2 E. 11 poles, N. 13-1/2 E. 11 poles, N. 5-1/4 E. 22-1/2 poles to a stake in said ditch in Robinson’s line; thence with said line and J. M. Young’s line N. 57-1/2 W. 90-9/10 poles to the beginning, containing 45 acres.

Tract 7. Beginning at a stone a corner of Shrotes, Robinsons and Hamners, thence S. 81 — 50 E. 42-3/10 poles to a stone on the south bank of Eagle creek another corner of Shrotes and Robinsons, thence N. 47-1/2 W. 9-3/4 poles to a stake and two ashes on the west bank of the creek; thence S. 89-3/4 W. 35-3/10 poles to the beginning, containing 3/4 acres.

Tract 8. Beginning at a stone south corner of G. A. Robinson, thence S. 53-1/2 E. 6 poles to an ash; thence S. 38 E. 28-1/3 poles to a stone on the North side of the Salem road; thence N. 32 E. 81 poles to a stone, thence N. 15-3/4 W. 15-3/4 poles to a stone, thence N. 33 E. 257 poles to a stone in I. A. Spaulding’s line thence with said line N. 50-3/4 W. 20-8/10 poles to a stone, ash and two sassafras bushes, thence S. 33 W. 342 poles to the beginning, containing 51 acres and 25 poles.

Tract 9. Beginning at a stone corner of Spaulding’s Chalybeates Springs tract of land in the Northwest line of Mercer’s Military Survey, thence with said line S. 31-1/2 W. 146 poles passing Blackmore’s east corner at 86 poles, S. 31 W. 196 poles to a stake and sweet gum in said line, thence S. 55 E. 20-4/10 poles to a stone on the South side of the Salem road, thence N. 31-1/4 E. 342 poles to a stone, white oak and black oaks on the east side of a deep hollow in Spaulding’s line; thence with said line N. 55 W. 18-7/10 poles to the beginning, containing 41-1/2 acres and 26-2/3 poles.

There is reserved and excepted from the property above described a part thereof conveyed by Green Robinson to Francis J. Jessop by deed of record in Deed Book “Y”, page 154, and described as follows:

Beginning at a hickory on the bank of said creek North corner of said Jessop’s land in J. R. Hughes’ line; thence N. 54 W. 44.9 poles to a stone on the West side of the Salem road, S. W. corner of J. R. Hughes, thence with the road, S. 13-1/2 E. 32 poles, S. 6 E. 23 poles to a stake in the center of the creek; thence with the several meanders thereof to the beginning, containing 6 acres, more or less.

And there is also reserved and excepted from the above described property a part of Tract 8 conveyed by Nora R. Anderson to John N. Robertson by deed of record in Deed Book 69, page 517, and bounded and described as follows:

Beginning at a stake in the center of the Mansfield and Sturgis road (or Salem road) where the same is intersected with the Bertsville road, thence with the Sturgis road S.14-3/4 E. 32 poles to a stake a corner of John Robertson, thence with his line N. 34 E. 27-1/4 poles to a stake in said line in the center of the Bertsville road, thence with said road N. 71 W. 24-1/2 poles to the place of beginning, and containing 2-1/16 acres.

136-314

Parcel 1-F .B. Vaughn Tract

Beginning at a white oak and black gum in the original line, thence with said line N. 36-1/2 E. 85-1/3 poles to a stone, thence N. 53-1/2 W. 76-1/2 poles to a stone, thence N. 38 E. 40 poles to a stone and 4 dogwoods, thence S. 53-1/2 E. 185 9/10 poles to a stone on the bank of a branch in Parson’s line, ash and sycamore pointers, thence N., 36 W. 116 9/10 poles to a black oak, two sassafras’s and dogwood in Quisenberry’s line, thence N. 51-1/4 W. 58-1/4 poles to a dogwood on a branch, thence up the same with its meanders to the beginning, containing 100 acres, more or less;

Parcel 2-Shoemaker, Executor TractI

Beginning at a stake in the center of the old Morganfield & Sturgis (or Salem) road, a corner of the Salem school house lot and in line of Shep Tucker running thence with the school lot N. 53 w. 220 feet to point in an old passway a corner of the 1 1/2 acre lot sold to said school by Shroat, thence with said passway S. 40-1/2 W. 587 feet to stake in the center of U. S. Highway #60; thence with the center of said highway as follows: S. 25 W. 900 feet; thence S. 10 W. 750 feet thence due south 500 feet to point in said highway in line of the Gatlin Farm; thence with same S. 49 E. 106 feet to the center of the old Salem Road, a corner of Gatlin and Lee Humphrey’s; thence up the center of said road following the lands of Humphrey and Shep Tucker as follows: N. 18 E. 400 feet; N. 11 E. 70 feet; N. 19 E. 350 feet; N. 30-1/2 E. 1200 feet to the place of beginning and containing 15-1/2 acres but from which there is to be deducted 30 ft. included in the Highway amounting to 1-1/2 acres leaving 14 acres;

There is excepted from Parcel 2 above described a part thereof conveyed by A. G. Shrote to Nina Hess, by deed dated June 28, 1932, recorded in Deed Book 96, page 624, and described as follows:

Beginning at a point about 10 feet north of an oak tree in the Northwest corner of the herein described piece of land, running thence south following the highway No. 60, 330 feet; thence east about 261 feet to the middle of the old Morganfield-Sturgis road, running thence with the middle of the said road north 330 feet to a point thence west 261 feet to the point of beginning, containing 2 acres more or less;

There is also excepted from Parcel 2 above described the part thereof conveyed by A. G. Shrote, et ux to J. C. McGee and Dorothy McGee, by deed dated March 14, 1942, recorded in Deed Book 109, page 249, and bounded and described as follows;

Beginning at a point at the intersection of U. S. Highway #60 in the Lee Humphrey road, thence running North along said Highway 900 feet to Bradfield’s line, thence with right angles to the right along said Bradfield’s line 315 feet to a point in the Morganfield and Sturgis road, thence running South along the Morganfield and Sturgis road 395 feet to a point at the intersection of the Morganfield and Sturgis road and the Lee Humphrey road, thence with right angles to the right and running along the said Lee Humphreys road 90 feet to the point of beginning, containing about 3-1/4 acres, more or less;

Parcel 3-S.T. Harris, Commissioner Tracts

Tract 1. Beginning at a stake Hughes corner in Smith’s line, thence with Smith’s line to P. Berry’s corner, thence with Berry’s S. 51 3/4 E. 100 2/5 poles to a stake Berry’s corner in Smith’s line, thence with said line the Salem Church lot and H. C. Floyd’s line N. 35-1/2 E. 89 2/10 poles to a stake in Floyd’s line, thence N. 51 3/4 E. 100 2/5 poles to a stake in a branch in Hughes line thence with said line S. 35 1/2 W. 89 2/10 poles to the beginning containing 56 acres of land.

Tract 2. The second tract adjoins the first tract and is described as follows. Ten acres of land cut off of twenty-five acres of land deeded by the Sheriff of Union County by J. G. Anderson and P. A. Buckner (see deed book 26 page 611 and then, conveyed to Jannette and Thos. January, and by them to H. C. Floyd (see book 27 page 620) and the south end next to and adjoining the church lot called Salem running with Tucker’s line thence with Ghormley’s line far enough to include ten acres when a parallel line is run with the above named Tucker’s line.

There is reserved and excepted from Parcel 3 above described part thereof conveyed by A. G. Shrote, et ux to Union County Board of Education by deed dated May 22, 1924, of record in Deed Book 87, page 54, and bounded and described as follows:

Beginning at a point in line of the school property and A. G. Shrote thence in S. E. direction 960 feet to a stake running thence in a N. W. direction 190 feet to a stake in the line of the Federal Highway and A. G. Shrote running thence with the line of said Federal Highway in S. W. direction 930 feet to a point of beginning and containing an acre of land more or less;

There is also reserved and excepted from the lands described as Parcel 3 the part thereof conveyed by A. G. Shrote, et ux to State Highway Commission, Commonwealth of Kentucky, by deed dated October 14, 1923, recorded in Deed Book 89, page 124, and described as follows:

Beginning at a point in the property line between A.G. Shrote and J. H. Davis on left side of road, 30 feet from and opposite station 9211 — 05 in centerline of survey made by the Department of State Roads and Highways; thence 30 feet from and parallel to said center line a southwesterly direction 1520 feet to a point in the property line between A. G. Shrote and J. T. Shumac; thence, with property line 60 feet to a point in said property line on right side of road 30 feet from and opposite station 9226 plus 25 in center line of survey above mentioned; thence 30 feet from and parallel to said center line in a northeasterly direction 1520 feet to a point in property line between A. G. Shrote and J. H. Davis; thence with said property line 60 feet to the beginning, and containing 2.1 acres, more or less.

Parcel 4-Ellen Ware Tracts

Tract 1. The residue being 15 acres more or less of a certain tract of land devised to Wm. Anderson to N. Jennette Anderson and containing 30 acres, said 15 acres being the residue of the land bought by Anderson and Buckner as shown by deed of record in Book X page 111 after deducting therefrom 5 acres sold to A. J. Harman, see deed book 26, page 367 and 10 acres conveyed to Jannette January, and P. A. Buckner sold to said Anderson see book 26 page 611 all in the Clerk office of the Union County Court and said residue lies in Union County, Ky., on the Morganfield, and Madisonville road and adjoins the lands of Hex Cullen, Willard Ghormley and Ed O’Conner and the 5 acres sold Harmon, being the same tract of land conveyed to first party by John G. Anderson on December 26th 1899 and recorded in Deed Book 53 at page 519, in the Clerk’s office of the Union County Court.

Tract 2. Beginning at a stone and small black oak in line of Mrs. Ghormley, thence S. 52-1/2 E. 51 6/10 poles to a stone corner to Jos. Cooper, thence S. 36 W. 15-1/2 poles to a stone, thence N. 52-1/2 W. 51 7/10 poles to a stone in Ghormley’s line, thence N. 36-1/2 E. 15-1/2 poles to the beginning, containing about five acres, less two acres of land, being a part of said tract lying southeast of the Marion road, and being the same property conveyed to C. J. Newton by J. C. Engle by Commissioner W.T. Cannon, in an action in the Union Circuit Court and dated March 26th 1900 and recorded in Co. Deed Book 1 at page 600 in the Union County Court Clerk’s office. This is the same tract conveyed to first party by C. J. Newton and others on August 25th, 1910 by deed of record in deed book 66, page 400 in the Clerk’s Office of the Union County Court.

There is reserved and excepted from the property described as Parcel 4 the part thereof conveyed by A. G. Shrote, et ux to M. R. Timmons, by deed dated September 14, 1944, recorded in Deed Book 120, page 304, and described as follows:

Beginning at a point in the Old Morganfield-Salem Road. Thence S. 58 — 30 W. a distance of 119.8 feet down the Old Morganfield-Salem Road to a point in the Center of said Road. thence S. 44 — 30 E. a distance of 457.5 feet to the property line fence of M. Timmons and A. G. Shrote. Thence with said property line fence N. 25 — 42 E. a distance of 229.8 feet to a property line corner. Thence N. 61 — 58 W. a distance of 379 feet to the point of beginning and containing 1.681 acres.

SOURCE OF TITLE

And being a portion of the same property conveyed by Peabody Coal Company, an Illinois corporation, to Peabody Coal Company, a Delaware corporation, by deed dated March 29, 1968, recorded in Deed Book 192, page 297.

And being a portion of the property conveyed by Peabody Coal Company, a Delaware Corporation, to Peabody Development Company, a Delaware corporation, dated June 16, 1989, recorded in Deed Book 260, page 332.

And being a portion of the property conveyed by Peabody Coal Company, a Delaware Corporation, to Peabody Development Company, a Delaware corporation, dated September 12, 1989, recorded in Deed Book 261, page 302.

And being a portion of the property conveyed as Item 6 in the Deed of Conveyance from Peabody Development Company, LLC to Central States Coal Reserves of Kentucky, LLC, by deed dated February 21, 2006, recorded in Deed Book 322, page 77.

And being a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC, to Midwest Coal Reserves of Kentucky, LLC by deed dated July 9, 2007, recorded in Deed Book 328, page 75.

And being a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC, to Midwest Coal Reserves of Kentucky, LLC by Deed of Confirmation dated December 22, 2011, of record in Deed Book 347, pages 227 — 240.

Exceptions and Prior Conveyances

The foregoing tracts may be subject to one or all of the following:

1. Subject to agreement, dated 10-4-57, unrecorded, between Peabody and Aluminum Company of America.

2. Subject to deed, dated 6-10-66, from Sentry Royalty to Kelsey Berry, et al, recorded Book 183, page 241.

END OF EXHIBIT C

EXHIBIT D-1

TO

UNDERGROUND COAL MINING LEASE

Boundary Map of Additional Lease Area

EXHIBIT D-2

TO

UNDERGROUND COAL MINING LEASE

Tract Key to Exhibit D-1 Map

Land Contract No.	Map Tract
136-007 P1 T1&2, P2&3	56
136-021 T2	57
136-021 T1	58
136-023 T1-T5	59
136-015 T5	60
136-032 T1-T5	61
136-035 T1	62
136-086 P1T1	63
136-026	64
136-031 T1-T4	65
136-025 T1-T3	66
136-108 T1&T2	67
136-059 T1&T2A&B	68
136-024 T1-T3	69
136-048	70
136-257	71
136-278 P1T1&P1T2	72
136-258	73
136-272 T1&T2	74
136-259	75
136-203 T1&T2	76
136-030 P1T1&T2	77
136-022 T1&T2	78
136-018	79
136-091 T1&T2	80
136-090 P1T2	81
136-058	82
136-036 T1-T3	83
136-098A P9&P11 Item 51	84
136-037 T1&T2	85
136-098A P10 Item 51	86

Land Contract No.	Map Tract
136-038 T1&T2	87
136-038	88
136-040 T1	89
136-085 T1-T3 Item 41	90
136-085 T1&T2 Item 42A	91
136-256 T1&T2	91
136-012	92
136-254	93
136-174	94
136-255 T1&T2	94
136-090 P1-T3	95
136-251 T1	96
136-040 T2&T3	97
136-251 T3	98
136-250 T3	99
136-250 T4	100
136-010 T1	101
136-010 T2	102
136-010 T3	103
136-250 T2	104
136-049 T1-T3	105
136-056 T1&T2	106
136-314 P2	107
136-314 P1&P3T1	108
136-085 Item 42	109
136-090 P1T1	109
136-271	109
136-314 P3T2&P4T1&2	110
136-030 P2T1&T2, P3	111
136-250 T1	112
136-244 T1&T2	113
136-261 T1&T2	114
136-245 T1&T2	115
136-260 T1-T3	116
136-243 T1-T3	117
136-287 T1-T9	118

END OF EXHIBIT D-2

EXHIBIT D

TO

CONTRACT TO SELL AND LEASE REAL ESTATE

SHORT FORM MEMORANDUM OF UNDERGROUND COAL MINING LEASE

SHORT FORM UNDERGROUND COAL MINING LEASE

THIS SHORT FORM UNDERGROUND COAL MINING LEASE, (“Short Form”), made as of the             day of             , 2011, by and between:

MIDWEST COAL RESERVES OF KENTUCKY, LLC

A Delaware limited liability company

701 Market Street, Suite 965

St. Louis, Missouri 63101

(hereinafter called “Lessor”)

-AND-

ARMSTRONG COAL COMPANY, INC.

A Delaware corporation

407 Brown Road

Madisonville, Kentucky 42431

(hereinafter called “Lessee” or “Armstrong”).

W I T N E S S E T H:

WHEREAS, Lessor, by separate Underground Coal Mining Lease (“Lease”) of even date herewith, in consideration of payments made and to be made by Lessee to Lessor as stated therein, did grant, lease, let and sublease (as the case may be) unto Lessee all of Lessor’s RIGHT, TITLE and INTEREST, but only to the extent owned, leased or held by Lessor in the Kentucky Number 9 seam of coal only (herein after “Coal”) located in, on or under the property in Union County, State of Kentucky, as described in the attached Exhibit “A” and generally situated within the boundaries depicted on the map attached as Exhibit “B” for which a tract key is attached as Exhibit “B-1”, all incorporated herein by reference and made a part hereof,

1

(collectively, the “Property”), together with certain other rights (“Rights”) of use in connection with those activities;

WHEREAS, Lessee was granted in the Lease the right to perform those activities, subject to the terms and conditions of the Lease and controlling laws; and

WHEREAS, the term of this Lease (the ''Term’’) shall be for the longer of: (a) five (5) years commencing on the effective date of this Lease; or (b) until such time as all of the mineable and merchantable Coal has been mined.

NOW THEREFORE:

1. Notice. Lessor and Lessee wish to record this Short Form in order to serve Notice of Record of their respective interests in and to the estates leased pursuant to the Lease.

2. Description. The coal estate leased under the Lease underlies the following described property:

See Exhibits “A”, “B-1” and “B-2” attached hereto and incorporated herein by reference and made a part hereof.

3. Effect Limited. This Short Form shall not be construed as a change, modification, amendment or enlargement of the Lease.

4. Multiple Counterparts. This Short Form may be executed in one or more identical counterparts which may be combined into one or more identical documents, but all of which together shall constitute one and the same instrument, each of which shall be deemed an original.

5. Option for Additional Lease Property. Pursuant to the terms of the Lease, Lessor has granted to Lessee an Option until December 13, 2016, to lease additional Kentucky Number 9 seam of coal reserves (“Additional Lease Area”) from the area described on the attached Exhibit “C” and depicted on the map attached as Exhibit “D-1” for which a tract key is attached as Exhibit “D-2”, all of which are incorporated herein by reference and made a part hereof.

2

IN WITNESS WHEREOF, Lessor has carefully read all of the provisions stated in this instrument, and, as of the day and year first above written, have executed and delivered this Short Form to Lessee.

LESSOR:	MIDWEST COAL RESERVES OF KENTUCKY, LLC

By:

Title:

STATE OF MISSOURI	)
) SS:
CITY OF ST. LOUIS	)

The foregoing instrument was SUBSCRIBED, SWORN TO, AND ACKNOWLEDGED before me by             as             of Midwest Coal Reserves of Kentucky, LLC, a Delaware limited liability company, personally known to me to be the person whose name is subscribed above and having represented to me that he has full power and authority to so execute on behalf of said company as its free act and deed in due form of law for the purposes stated herein, on this the             day of             , 2011.

(SEAL)
Notary Public,

My commission expires:

3

WITNESS, the execution of:

LESSEE:	ARMSTRONG COAL COMPANY, INC.

By:

Title:

STATE OF MISSOURI	)
) SS:
COUNTY OF ST. LOUIS	)

The foregoing instrument was SUBSCRIBED, SWORN TO, AND ACKNOWLEDGED before me by            as            of Armstrong Coal Company, Inc., a Delaware corporation, personally known to me to be the person whose name is subscribed above and having represented to me that he has full power and authority to so execute on behalf of said company as its free act and deed in due form of law for the purposes stated herein, on this the             day of             , 2011.

(SEAL)
Notary Public,

My commission expires:

THIS INSTRUMENT PREPARED BY:

M. Kirby Gordon II

GORDON & GORDON, P.S.C.

6357 KY Hwy 405

P.O. Box 398

Owensboro, Kentucky 42302-0398

(270) 281-0398

4

EXHIBIT A

TO

SHORT FORM UNDERGROUND COAL MINING LEASE

All recording references are to the Office of the Union County Clerk unless otherwise specified.

136-007

Parcel 4: Beginning at a post in the north right of way line of the ole L. & N. R. R., a corner of J. B. Ray and Hazel Ray, thence with said Ray’s line N. 31-21 E. 1418.6 feet to a stake, corner of said Rays, and Ryvers Paris in Orville Williams line; thence with WIlliams’ line S. 38-57 W. 1413.4 feet to a post in the north right of way line of the old L. & N. R. R. S. 53-03 E. 188.67 feet to the place of beginning, and containing 3.06 acres, as surveyed by A. L. Bishop, Registration No. 921.

136-015

Tract 1. Beginning at a point South 51 degrees East 21 feet from sassafras stump corner of J. T. Kuhkendall in J. T. Pride line; thence South 37 deg. 15 min. West 1371.49 feet with line of Kuykendall to red locust bush; thence South 33 deg. 22 min. West 1624.06 feet with line of Kuykendall to the intersection of the line with ditch; thence South 80 deg. 43 min. East 895.35 feet with center of said ditch and Kuykendall to intersection of two ditches corner to Joe Kuykendall and Sam Pride; thence South 36 deg. 59 min. West 1119.28 feet to point in center of big ditch corner to Sam Pride and Ferd Strouse; thence South 73 deg. 22 min. West 657.91 feet with center of big ditch and line of Ferd Strouse to point at intersection of big ditch with small ditch corner to Kuykendall and Ferd Strouse; thence North 29 deg. 47 min. East 323.90 feet to corner in line of Kuykendall; thence with line of Kuykendall North 22 deg. 56 min. West 200 feet; North 33 deg. 32 min. West 312.60 feet; North 52 deg. 55 min. West 119.32 feet to corner at fence intersection in line of Joe Kuykendall and corner of Kuykendall and W. J. Burnett; thence with line of Brummett North 18 deg. 28 min. East 2027.21 feet to fence intersection; thence with another line of Brummett North 63 deg. 21 min. West 199.48 feet to stake in ditch corner to W. J. Brummett; thence with another line of Brummett North 17 deg. 14 min. West 728.54 feet to small maple corner of W. J. Brummett; thence with another line of Brummett arid. W. N. Omer, North 10 deg. 41 min. East 1000.94 feet passing Brummett and Omer’s corner in public road at 40 feet to a turn in fence with Omer; thence with Omer North 11 deg. 33 min. West 554.89 feet to corner of Omer and J. P. Pride; thence with same North 88 deg. 17 min. East 445 feet to stake; thence with J. P. Pride South 36 deg. 18 min. East 404.75 feet to turn in fence; thence with J. P. Pride South 52 deg. 08 min. East 1695.5 feet to place of beginning, containing 120.08 acres of land.

LESS HOWEVER, a tract containing 22 acres, conveyed by Mrs. Rose Smith et al to Floyd Corbett on November 4, 1932, by deed recorded in Deed Book 97, page 155: BEGINNING at a point in the center of a large drainage ditch and in the line between Floyd Corbett and the Mrs. Rose Smith 120.08 acre tract of land, and being a corner in said line in said ditch; running thence with said line North 17 deg. 57 min. West 745.58 feet to a maple in line of Floyd Corbett and W. J Omer; thence with line of Omer North 11 deg. 04 min. East 999.25 feet, passing the Corbett and Omer corner in the fence in the Omer line; thence with line of said Outer North 11

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deg. 18 min. West 556.88 feet to corner of Omer and J P. Pride; thence North 89 deg. 32 min. East 443.31 feet; thence with said Pride South 36 deg. 20 min. East 404.12 feet to the center of said drainage ditch, which this survey begins; thence with the center of said ditch South 23 deg. 59 min. West 413.62 feet; thence South 0 deg. 23 min. West 520.96 feet; thence South 2 deg. 16 min. West 439.68 feet to a point in center of said ditch and in the north side of the public road mentioned above and thence with center of said ditch South 35 deg. 47 min. West 547.71 feet to the place of beginning, and containing 22 acres, more or less.

Tract 2. Beginning at a stake 21 feet South 50-1/2 deg. East of a sassafras standing on North line of Maramon Military Survey corner of J. D. Henry, now Rose Smith, 95 9/10 acre tract purchased of Nelson Jones; thence South 37 deg. 15 min. West 1371.49 feet with line of J. D. Henry, now Rose Smith, to red locust bush; thence with another line thereof South 33 deg. 22 min. West 1624.06 feet to corner of said Henry, now Smith at ditch; thence with another line thereof South 80 deg. 43 min East 895.35 feet with center of said ditch to its intersection with big ditch and corner with Sam Pride; thence North 40 deg. East 2681.25 feet to a stake corner with George H. Fryer’s 37 3/4 acres and 33 poles; thence North 50-1/4 deg. West 363 feet to stone 3/10 of a pole North 32-1/4 deg. East of a white oak; thence South 32-1/2 deg. West 253.45 feet to stone, hickory and black gum (timber gone) thence North 50-1/4 deg. West 607.2 feet to the place of beginning and containing 58 acres.

Tract 3. Beginning at a stake in the line of Joe Kuykendall and corner of the W. J. Brummett 22 acre tract; thence with a line of Mrs. Rose Smith 120.08 acre tract and said 22 acre tract North 18 deg. 28 min East 2027.21 feet to a stake corner of said 22 acres and Mrs. Rose Smith; thence with another line of said 22 acres tract and Mrs. Rose Smith, North 63 deg. 21 min. West 199.48 feet to a stake in center of a large drainage ditch; thence with the center of said drainage ditch South 36 deg. West approximately 1840 feet to a stake in said ditch in line of Joe Kuykendall; thence with line of Kuykendall South 53 deg. East 850 feet to the place of beginning, and containing 22 acres, more or less.

Tract 4. Beginning at a mulberry and elm, where Joseph Hays line crosses the creek; thence with said line South 36 West 108 poles to 7 sweet gums, two of which are double ones; thence South 53 E. 58 poles to a box elder on the bank of a branch; thence up said branch to the beginning, containing 22 acres, but off of which have been conveyed about 2 acres not included herein, and of record in the Clerk’s Office of Union County, Kentucky, in Deed Book 40, page 199, from W. H. Stone to Nelson S. Jones.

Tract 6. Beginning at a point in the center of a large drainage ditch, and in line between the W. J. Brummett farm (now owned by second party) and first party’s 120 acre tract of land, and being a corner in said line in said ditch, running thence with said line N. 17 — 14 W. 728.54 feet to a maple in said line of said Brummett and with line of W. N. Omer N. 10 — 41 E. 1000.94 feet passing the Brummett and Omer corner in center of public road at 40 feet, to a turn in the fence in the Omer line; thence with line of said Omer N. 11 — 33 W. 554.89 feet to corner of Omer and J. P. Pride; thence N. 88 — 17 E. 445 feet; thence with J. P. Pride S. 56 — 18 E. 404 feet to the center of said drainage ditch, in which this survey begins; thence with the center of a drainage ditch down stream, with its meanderings (it first going direct for about 250 feet then curving to left for 150 feet; thence direct to Public road 1000 feet, thence in a right curve 655 feet) approximately 8025 feet to the place of beginning, and containing 23 acres, be the same more or less.

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136-019

Tract 1: Beginning at the intersection of the public road and the north side of the L&N Railroad right of way in the line of W. G. Whitledge (now owned by Dennis O’Nan heirs) in the L&N Railroad right of way, runs with the north side of the L&N right of way line S. 53 — 04 E. 2329.4 feet to a post, corner with the L&N right of way in Jess Collins line; thence leaving the L&N right of way, runs N. 40 — 12 E. 1322.8 feet to a stone, corner with the Collins tract in Henry Sullivant’s line; thence N. 49 — 57 W. 2343.2 feet to a stone, corner with Henry Sullivant in Ivo Davis line; thence S. 39 — 52 W. 1438.5 feet to the place of beginning, containing 73.45 acres. And also title to the minerals under half of the L&N right of way running parallel with the above described property.

Tract 2: Beginning at a stone, corner with Henry Sullivant in Dennis O’Nan’s line; thence S. 40—12 W. 1322.8 feet to a post, corner with Dennis O’Nan (Tract 1 herein) in the L&N right of way; thence along the North right of way line of said railroad S. 53 — 13 E. 1208.1 feet to the Intersection of the North right of way line of said railroad in J. T. Pride’s line; thence along the center of the public road N. 40 E. 1229.9 feet to the intersection of the public road and a corner with J. T. Pride in the widow Kuykendall’s line; thence N. 49 — 38 W. 1201 feet to the place of beginning, containing 35.03 acres. And also mineral rights under the right of way of said L&N railroad, which said right of way runs between the two above described tracts.

136-033

Tract 1. Beginning at a stone on the south side of the Bellville or Providence Road at the foot of a ridge; thence N. 49 E. 65 2/3 poles to a stone two white oaks, dogwood and black oak; thence S. 53-1/2 E. 13-1/2 poles to a stone 3 black oaks and dogwood in the east line of the Weeden Military Line; thence N. 31-1/2 E. 88.8 poles to a stone and dogwood in said line; thence N. 54-1/2 W. 102-1/2 poles to a stone, ash and white oak in the south side of a large rock; thence S. 32-1/2 W. 119 poles to a stone and white oak near the Belleville or Providence road in J. M. Hancock’s line: thence S. 28-1/2 E. 78 poles along said road to the beginning, containing 60 acres.

There is excepted from the above described tract the following:

(A) Beginning at a stone, white oak and 2 black gums in Thomas Beavin’s line, corner to C. C. Beavin’s 50 acre tract; thence S. 33 W. 37 poles to a stone and hickory near the old school house; thence S. 68 E. 50 1/10 poles to a stone, black oak and white oak, thence North 42 3/4 E. 25 poles to a stone in C. C. Beaven’s line; thence with said line N. 52-1/2 W. 53 3/10 poles to the beginning, containing 10 acres, more or less;

And being the sane conveyed to William C. Padgett by deed from John S. Lamb by deed dated March 24, 1888, recorded In D. B. 39, page 57;

(B) Beginning at a stake one foot west of an anchored post at a corner of the late J. S. Lamb’s farm; thence S. 34 — 24 W. 60 feet to a stone near the original south corner of the old school lot; thence S. 66 — 24 E. 241.84 feet to a stone; thence N. 34 — 24 E. 60 feet to stone in south line 10 acre tract heretofore purchased by said School Board from J. H. Cowan; thence with said line N. 66 — 24 W. 241.864 feet to the beginning, containing 1/3 of an acre;

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And being same conveyed to the Union County Board of Education by deed from Nancy A. Lamb, et al, dated June 22, 1914, recorded In D. B. 72, page 191, Union County Clerk’s Office.

Tract 2. Beginning at a stone corner to J. P. Pride in the line of J. S. Lamb, running thence with said Lamb’s line In a Northerly direction to a stone, corner in the old school house lot now owned by J. Cowan; thence with the schoolhouse lot in a westerly direction to the middle of the Morganfield and Bordley road; thence with the middle of said road in a southerly direction to where the line of J. P. Pride crosses said road; thence with said J. P. Pride’s line to the beginning, containing 1 acre of land, more or less.

Being the same property conveyed to L. R. Heffington by deed dated December 22, 1919, recorded In D. B. 80, page 63, Union County Court Clerk’s Office, from S. C. Hughes & c. a 1/2 undivided interest In the minerals was reserved In the deed from L. R. Heffington & c. dated January 25, 1952, recorded in D.B. 145, page 290; and the same conveyed to Elsie Wilkerson by deed from Wiley Cook & co. dated September 2, 1952, recorded in D. B. 147, page 34, Union County Court Clerk’s Office.

136-034

Tract 1. Beginning at a stone and two hickories and gum In Simeon Carrier’s line, corner to Charles Gatten; thence N. 37 E. 48 2/10 poles to a stone, corner to Matthew C. Christian in Gatten line; thence N. 52 W. 90.4 poles to a stone, corner In the Weden military line; thence S. 32-1/2 W. 46.9 poles to a stone, corner to R. L. Potts; thence with his line S. 52 E. 96.1 poles to the beginning, containing 29 acres and 14 poles of land.

Tract 2. Beginning at a stone in ditch S. F. Christian line, black gum; marked corner, corner to Simeon Carrier tract, thence N. 50 – 10 W. 82-1/2 poles to a stone and black oak, corner to said Christian homeplace; thence N. 35 E. 16 poles to a stake, corner to J. S. Lamb 80 acre tract; thence with his line, N. 58 W. 10.7 poles to a stone and dogwood; thence S. 50 W. 28.28 poles to a stone in said Lamb’s line, corner to C. A. Harraman: thence S. 50 – 10 E. 97.14 poles to a stone In West side of said Carrier tract, corner to C. A. Harraman; thence N. 50 3/4 E. 13.7 poles to the beginning, containing 10 acres, more or less.

136-035

Tract 2. Beginning at a stake at intersection of the Weller- Davis and the old Caseyville-Boxville Roads, corner with Clarence Wilkerson in J. W. Cowan’s line, runs with said Caseyville-Boxville Road as follows N. 40 E. 1393 feet, and N. 53 – 20 E. 545 feet to a nail in said road, corner with Allie Wells and John C. Davis; thence with said Davis line S. 50- 30 E. 1933 feet to a stake and stone, corner with John C. Davis; thence with division line between this property and the J. C. Davis 86.3 acres S. 44 — 30 W. 1910 feet to a stake, west of pond, corner with John C. Davis; thence N. 51 — 30 W. 1905 feet to the place of beginning, containing 86.3 acres, subject to all legal highway.

136-047

Tract 1. Beginning at a stake and two black gums, west corner to Waman’s Military Survey; thence with the South line thereof S. 50-3/4 E. 90-63/100 poles to a stone corner to Henry S. Sullivant’s 22-1/2 acres, thence N. 33-1/2 E. 46-6/10 poles to a stone, 1 11/100 poles N. 33-1/4

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E. of Henry S. Sullivant’s corner, corner to B. F. and S. A. Sullivant’s 73 1/3 acres; thence N. 50-3/4 W. 86-59/100 poles to a stone and 2 oaks another corner of said 73 1/3 acres; thence S. 32-1/2 W. 46 35/100 poles to the beginning containing 25 2/3 acres, less however the following: Beginning at a corner of Henry Sullivant and J. E. Shouse on the south bank of Dyson Ditch; thence with said line S. 50-1/2 E. 246 feet to center of Smith Ditch; thence with the middle of said ditch N. 75 W. 510 feet to where it empties into Dyson Ditch; thence up Dyson along south side on bank N. 85-1/2 E. 304 feet to the beginning containing 3/5 of an acre.

Tract 2. Beginning at a stone in N. S. Kuykendall’s line, corner to Henry Sullivant’s 22-1/4 acres, thence N. 50 3/4 W. 79 66/100 poles to a stone corner to said 22-1/2 acres, thence N. 33-1/4 E. 47 51/100 poles to a stone and two elms, corner to Kate Hearin’s 24-1/2 acres; thence with her line S. 50 3/4 E. 79 65/100 poles to a stone in Kuykendall’s line, another corner thereof; thence N (S) 33-1/4 W. 47 51/100 poles to the beginning, containing 23-1/2 acres of land, less, however, the following:

Beginning at a stake corner to H. S. Sullivant and J, F. Shouse, thence with Sullivant-Shouse line S. 47 — 50 E. 770 feet to a stake In the center of proposed ditch, thence with said ditch N. 73-1/2 W. 810 feet to a stake; thence N. 36-1/2 E. 338 feet to the beginning, containing 2.95 acres, more or less.

Tract 3. Beginning at a stone in H. L. Kleener’s field 1/2 of a pole S. 33-1/4 W. from a stone to the Kuykendall heirs, thence with Waman Military Survey line N. 50 3/4 W. 79 65/100 poles to a stone in said line corner to Margaret Murphey’s 25 3/4 acres, thence W (N.) 33-1/4 E. 45 49/100 poles to a stone, corner to Sarah Sullivant’s 23-1/2 acres, thence with her line S. 50 3/4 E. 79 65/100 poles to a stone in said Kuykendall heirs’ line, another corner thereof, thence S. 33-1/4 W. 45 49/100 poles to the beginning, containing 22-1/2 acres.

Tract 4. Beginning at a stake in a small ditch south of Dyson Creek or ditch, corner to H. S. Sullivant and J. F. Shouse, thence with Shouse-Sullivant line S. 50-1/2 E. 956 feet to a stake, thence N. 36-1/2 E. 417 feet to a stake in the center of proposed ditch, thence with said ditch N. 72-1/2 W. 1004 feet to the beginning, containing 4.55 acres, more or less.

There is excepted from the above described property a lot conveyed by H. S. Sullivant to Chas. H. Ellis by deed dated March 16, 1928, recorded in Deed Book 92, page 621, described as follows:

Bounded on the east by the lands of Chas. H. Ellis, on the North by the RIddle Ditch, and on the South by Dyson Creek, and the same lies in a triangle shape and contains 1/2 acres, more or less.

136-082

Beginning at a stake on the South bank of Holeman ditch in the Tabor and Birchett road; thence N. 37° E. 149 poles to a stake in said road; thence N. 53 W. 116 poles to a stone, corner to H. H. Smith; thence with Smith’s line S. 37 W. 247 poles to a stake on the South bank of Holeman ditch; thence up said ditch along South Bank thereof; S. 81 E. 38.2 poles, S. 77-1/2 E. 22.6 poles, S. 82 E. 8 poles, East 82.87 poles to the beginning, containing 146 acres.

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There is reserved and excepted from the property above described a part thereof conveyed by Grantors to W. J. Pritchett by deed dated March 29, 1946, recorded in Deed Book 128, page 264, and bounded and described as follows:

Beginning at a stake Tabor and Birchett road; thence N. 37 E. 998 feet to another stake; thence N. 53 W. 1914 feet to another stake; thence S. 37 W. 980 feet to another stake; thence along the Tabor and Birchett road, 5. 54 — 45 W. 1780 feet to another stake in said road; thence with said road S. 24 E. 160 feet to the beginning, containing 42.8 acres.

136-083

Parcel 2. A piece or parcel of land bounded on the east by the lands of Chas. H. Ellis on the North by the Riddle ditch, on the South by Dyson Creek and the same lies in a triangle shape and contains one half acre, more or less.

Parcel 3, Tract 1. Beginning at a stone corner to Charles Ross survey thence with a line of the same N. 37 E. 199 poles passing a stone corner to William Ross to an ash and elm on a ditch in the Ross line; thence N. 53 W. 78 poles to a stake, corner on the same ditch, corner to Stephen Sullivant; thence with line of the same S. 31-1/4 W. 200 poles to a stone and hickory corner to Stephen Sullivant in the Belmore line; thence with a line of same S. 53 E. 58 poles to the beginning, containing 84 acres and one half of land.

Parcel 3, Tract 2. Beginning at a gum and two elms, thence N. 37 E. with the Bell Military Survey 104 poles to a poplar corner to Potts in the Bell line; thence with Potts’ line S. 53 E. 56 poles to a stake corner to an eight acre tract; thence with a line of the same S. 37 W. 104 poles to a stake on Dyson Creek: corner to the eight acre tract; thence N. 53 W. 56 poles to the beginning, containing 36-1/4 acres of land.

Parcel 3, Tract 3. Beginning at a sweet gum hickory and elm corner to a former survey of said Kuykendall running thence S. 37 W. 106-1/2 poles to two hickories near a ditch; thence N. 53 W. 12-1/2 poles to a stake on a small island in Dyson’s Creek; thence up said creek N. 37 E. 108-1/2 poles to a stake in Dyson’s Creek near an ash corner to Joseph Potts; thence S. 53 E. 12-1/2 poles to the beginning, containing 8 acres and two rods of land.

Parcel 3, Tract 4. Beginning at a stake, elm and hickory corner to Sam Hughes line; thence S. 80 E. 15-1/2 poles to a stake in middle of public ditch; thence up the ditch N. 44 E. 6 poles N. 31 3/4 E. 21 poles to a stake in said ditch; thence up another ditch N. 30-1/2 W. 18 1/10 poles to a stake In said ditch in the original line; thence S. 30 3/4 W. 40 64/100 poles to the beginning, containing 3 1/4 acres of land.

Parcel 3, Tract 5. Beginning at a stake in the center of Fryer Public Ditch, thence N. 51 3/4 W. 6 poles to a stake corner to J. C. Kuykendall, thence with said Kuykendall’s line N. 39-1/2 E. 65 4/10 poles to a stake in the line of said Kuykendall; thence S. 80-1/2 E. 17 poles to a stake in the center of said public ditch; thence with the center line thereof to the point of beginning, containing 3 3/4 acres of land.

136-084

Parcel 2, Tract 1. Beginning at a corner in the line of Hayward Williams on the south bank of Dyson Ditch and with said line S. 52 — 15 E. 1577.9 feet to a corner in line of H. S. Sullivant,

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thence N. 31 — 29 E. 1208.3 to a corner on south bank of Dyson Ditch, corner to G. H. Ellis, thence with said ditch S. 85 — 40 W. 730 — 50 feet S. 87 — 09 W 623.80 feet, S. 39 — 30 W. 550 feet to the point of beginning, containing about 19.00 acres. It Is agreed and understood that the south boundary of this land is the Henry Sullivant ditch and that no part of said land extends across said ditch.

The part of the above described tract of land south of the Sullivant Ditch and excluded from said described tract is described as follows: Beginning at a stake In a said ditch south of Dyson Creek or ditch, corner to H. S. Sullivant and J. F. Strouse, thence with Strouse Sullivant line S. 50-1/2 E. 956 feet to a stake, thence N. 36-1/2 E. 417 feet to a stake in the center of proposed ditch; thence with said ditch N. 72-1/2 W. 1004 feet to the beginning, containing 4.55 acres.

Parcel 2, Tract 2(A). Beginning at a stake, corner to H. S. Sullivant and J. F. Strouse; thence with Sullivant-Strouse line S. 47- 50 E. 770 foot to a stake in the center of proposed ditch, thence with said ditch N. 72-1/2 W. 810 feet to a stake, thence N. 36-1/2 E. 338 feet to the beginning, containing 2.95 acres, more or less.

Parcel 2, Tract 2(B). Beginning at a corner of Henry Sullivant and J. F. Strouse on south bank of Dyson Ditch; thence with said line S. 50-1/2 E. 246 feet to center of Smith ditch; thence with middle of said ditch N. 75 W. 510 feet to where It empties into Dyson Ditch, thence up Dyson ditch along south side of bank: N. 85-1/2 E. 304 feet to the beginning, containing 3/5 of an acre.

Parcel 2, Tract 3. Beginning at a stone in the line of Kuykendall, a corner of Sarah Sullivant’s 23-1/2 acres; thence with her line N. 50-1/4 W. 79 65/100 poles to a stone and two elms, another corner thereof; thence N. 33-1/2 E. 50 22/100 poles to a stone, maple and catalpha, a corner to first party’s said 28 acres; thence with his line S. 50-1/2 E. 79 65/100 poles to a stone in Kuykendall’s line; a corner of said 28 acres; thence S. 33-1/4 W. 50 22/100 poles to the point of beginning, containing 25 acres of land.

Parcel 2, Tract 4. Beginning at a stone in Kuykendall’s line, a corner to Kate Herins 24-1/2 acres, thence with her line N. 50-1/4 W. 79 65/100 poles to a stone, maple and catalpha, a corner of said 24-1/2 acres; thence N. 33-1/4 E. 56 65/100 poles to a stone on the old ditch, sweet gum and mulberry marked pointers, a corner to B. F. and F. A. Sullivant’s 73-1/2 acres; thence S. 52-1/4 E. 79 68/100 poles to a stone and two elms, corner to U. S. Kuykendall’s 84-1/2 acres, thence with a line thereof 33-1/4 W. 58 72/100 poles to the beginning, containing 28-1/2 acres of land, but from this boundary must be excluded a portion of land, supposed to be 2.1 acres, conveyed by E. M. Sullivant to Ida Sullivant by deed of record in D. B. 66, page 338 In the Union County Clerk’s Office, and described as follows: A three cornered tract of land joined on the north by Ida Sullivant; on the south by Dyson Creek or the ditch formed in straightening said creek, and on the East by J. C. Kuykendall, supposed to contain 2 1/10 acres.

Parcel 4. Beginning at a point on the West corner of Mrs. Nettie Slaton and Richard Waggener where the ditch separates Mrs. Slaton and. Waggener and at a point in the Pride-Little Union Highway; thence in a southerly direction along said highway, with line of Waggener 619 feet to a point In Waggener’s line; thence in an easterly direction with line of Waggener 280 feet to a point in the east line of W. E. Burchett; thence in a northerly direction along the line of Burchett and Waggener 619 feet to a point with Mrs. Nettie Slaton; thence In a westerly Direction 280 feet with line of Mrs. Nettie Slaton and Waggener to the place of beginning, containing approximately 4 acres, more or less.

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136-086

Parcel 1, Tract 2. Beginning at a stone and two small hickories in John S. Lamb’s line corner of the Hopper survey, running thence with Lamb S. 32 1/4 W. 37.4 poles to a stake in the west side of the Bellville road in front of the dwelling house; thence S. 26 E. 18.1 poles to a stake in the road 9/10 of a pole N. 28 E. of the center of a sycamore corner to C. A. Maraman’s survey; thence with his line S. 34 1/2 W. 166.3 poles to a mulberry in Nelson Jones line, a corner to said Maraman; thence with Jones line N. 52 W. 52 3/4 poles to a stake 4/10 of a pole S. 52 of an elm on the bank of Wolf Branch, corner to Nelson and William Jones; thence N. 14 3/4 E. 10 3/4 poles to a stake on the West bank of said branch; thence up the branch N. 58 E. 3.1 poles N. 7 1/2 E. 4 poles; N. 72 1/2 E. 6 poles, N. 26 1/2 W. 3 poles, N. 61 E. 4 poles; N. 30 W. 4 poles; N. 63 E. 6.7 poles to a stake opposite the mouth of the ditch cut by Thos L . Henry and W. B. Hopgood agreed upon by them as their line; thence up the Hopgood ditch N. 12 1/4 E. 39.6 poles; N. 8 W. 40.8 poles; N. 2 E. 40.9 poles to a stone, elm and box elder, corner to the said Hopper survey; thence with a line thereof to the beginning, containing 88-1/8 acres of land.

Parcel 1, Tract 3. Beginning at a stone and white oak in a line of the C. A. Marriman 90 1/4 acres, corner to Wm. Fryer 20 acres; thence with the 90 1/4 acres N. 33 3/4 E. 78 2/10 poles to a stone corner to the said 90 1/4 acres; thence S. 52 E. 42 8/10 poles to a stake on the West side of the Henderson and Caseyville road, near the South corner of the J. W. Householder lot; thence S. 50 1/4 W. 81 poles to a stake in Joseph D. Henry line or the Fryer 20 acres; thence with same N. 50 W. 22 65/100 poles to the beginning, containing 15.64 acres.

Parcel 1, Tract 4. Beginning at a stake in J. W. Householder’s line on the West side of the Morganfield and Cullen road; thence with the West side of the road N. 27 1/2 W. 6 54/100 poles; N. 20 1/4 W. 14 poles; N. 33 1/4 W. 30 poles; N. 35 3/4 W. 24 poles to a stone, a corner of John S. Lamb; thence with his line N. 25 1/2 W. 56 poles to a stake 15 feet North 28 3/4 E. of a sycamore corner to James P. Pride 167 acres; thence with his line S. 35 W. 166 2/10 poles to a mulberry tree (down) North corner of the Weedman Military Survey; thence with the North line of said Military Survey S. 50 E. 94 poles to a stake, hickory and black gum, original West corner of the Harrodsburg Seminary; thence with the West line thereof N. 34 E. 94 poles to a stone, corner to Gatten Brothers 15 5/8 acres; thence with the same S. 52 E. 20 2/10 poles to a hickory tree (down) west corner of the Householder lot; thence with same N. 58 1/2 W. 27 88/100 poles to the beginning, containing 90.32 acres.

Parcel 2. Beginning at the Southwest corner of the J. N. Hancock, now J. Williams lot in the middle of the Morganfield and Bordley road; thence in a line with road in Southern direction 111 feet to a stake; thence in an Eastern direction in line parallel with said Williams lot to back line of lot of which this is a part; thence with said back line 111 feet to the Southeast corner of the Williams lot; thence with line of same to the beginning, supposed to contain about 3/4 of an acre.

Except there has been conveyed off of the above described lot the following described lot:— a lot or parcel of ground known as the broom shop lot, 56 1/2 feet wide by 166 1/2 feet deep and adjoining the properties of E. J. Newman on the East and J. G. Heffington on the West.

136- 088

Parcel 1. Beginning at a stone in the middle of the Taylor and Burchett road, corner of H. Williams’ 60 acres; thence with said road N. 38 1/4 E. 70 1/2 poles to a stone; thence with same

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N. 53 W. 55.3 poles to a stone, sweet rum and hickories; thence S. 37 1/4 W. 28.8 poles to a stake in the middle of the public ditch; thence S. 46 1/2 W. 4.16 poles to another stick in said ditch, corner to said 60 acres; thence S. 52.5 E. 120 poles to the beginning, containing 41.7 acres of land.

Parcel 2. Beginning at a stone in the middle of the Taylor and Burchett Road, a corner to Ferd Strouse 41 7/8 acres; thence with said road N. 38 3/4 E. 61 poles to a stake on south bank of Holeman Ditch; thence down said ditch along the south bank S. 82 1/2 W. 82.87 poles, N. 82 1/2 W. 8 poles, N. 77 1/2 W. 22 6/10 poles, N. 81 W. 38 2/10 po1es to a stake in the south bank of said ditch in line of S. 41 7/8 acres; thence S. 52 1/4 E. 61 8/10 poles to a stake 1/2 pole S. 37 1/4 W. of an ash pointer corner to said 41 7/8 acres; thence N. 37 1/4 E. 28 1/4 poles to a stake, sweet gum and hickory, another corner to said 41 7/8 acres; thence S. 53 E. 55 3/10 poles to the beginning, container 17 1/16 acres of land.

Parcel 3. On the North by the Fryer public ditch and on the South and East by the lands of J. F. Strouse, said tract of land being a triangular shape containing 3 1/2 acres more or less.

136-089

Parcel 1-Mattie A. Williams Tract. Beginning at an ash stump near the middle of the Taylor and Burchett road corner to J. C. Kuykendall’s land, thence with his line along the middle of the ditch N. 52 -10 W. 146-1/4 poles to a stake In the middle of the public ditch another of Kuykendall’s corner, thence up said ditch N. 44 W. (E) 40 poles N. 44-1/2 W. (E) 27 8/l0 poles to a stake in the middle of the ditch, corner to M. A. Williams land, thence S. 52 — 10 E. 140 poles to a stone in the middle of said road, another corner to M. A. Williams; thence with said road S. 38-1/4 W. 16 3/10 poles, S. 39-1/2 W. 51-1/2 poles to the beginning, containing 60 acres.

136-092

Tract 1. Beginning at the headwaters of Dyson Creek at the corner post of field on State Highway corner to tract No. 7, and running with the line of tract No. 7, N. 52 W. 16.93 chains to a stake on the side of Lynn Brothers’ road, and thence with their line, N. 73-1/2 E. 7.18 chains to the center of John C. Davis road; thence with said road S. 52 E. 14 chains to the side of State Highway No. 141; thence with said Highway S. 38-1/4 W. 6.43 chains to the beginning, containing 9.96 acres.

Tract 2. Beginning near the headwaters of Dyson Creek, being 22 links from a walnut on Dyson Creek near an iron bridge; thence with Lynn Bros. road N. 73-1/2 E. 1.78 chains to a stake on the side of said road; thence with U. M. Woodring’s line S. 52 E. 210 feet to a point in the center of a ditch; thence down the course of said ditch with the center thereof 760 feet to a point in the center of Dyson Creek; thence with Dyson Creek up its course and with its center 600 feet to the place of beginning, containing 1-1/2 acres.

136-094

Tract 1. Beginning at a stake in the Sturgis Providence road, corner with J. P. Pride, runs with said road in the direction of Providence with the line of J. M. Woodring S. 46 E. 815 feet to a stake in the center of said road at the intersection of a road leading off to Boxville, corner with J. M. Woodring; thence leaving the Sturgis-Providence road and running with the Boxville road

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and running with the line of Mrs. E. M. Ball N. 57 — 02 E. 432.5 feet to a stake in the center of the said road; thence leaving the road and running with the line of Mrs. E. M. Ball N. 65 — 45 E. 345.0 feet to a stake; thence N. 69 — 25 E. 1680 feet to a fence corner, corner with Mrs. E. M. Ball; thence with the line of J. R. Collins and R. K. Baker, Jr., N. 44 — 45 W. 1548 feet to a fence post; thence with the line of the Boxville road in the direction of Boxville and running with the line of R. K. Baker, Jr., N. 71 — 05 E. 162 feet to a stone, corner with R. K. Baker, Jr; thence leaving the road and running with the line of S. E. Lambert N. 45 — 00 W. 1808.0 feet to a stone, corner with S. E. Lambert; thence with the line of J. W. Davis S. 43 — 15 W. 1456 feet to a stake, corner with J. W. Davis; thence with the line of Alex Garnett S. 34 — 30 E 1005.0 feet to a stake corner with Alex Garnett; thence with the line of J. P. Pride, S. 42 — 35 E. 270.0 feet to a post; thence with the line of J. P. Pride S. 44- 45 W. 1435.0 feet to the beginning, containing 146.4 acres.

Tract 2. Beginning at a stake on the bank of a branch corner to the Amberson survey; thence N. 37 E. with the Amberson line 412 feet to a sweet gum, corner to the old Aaron Lambert land; thence with the Lambert line S. 5° E. 323.5 feet; thence from this point 569 feet in a straight line to the beginning, containing 1.5 acres, more or less.

136-098 Item 50

Parcel 2, Tract 1. Beginning at a stone and sassafras in the line of Sarah J. Smith’s twenty-three and 1/3 acre tract, corner to Caroline Buckman’s 29 acres, thence with said line N. 48 3/4 E. 112 16/100 poles to a stone, black oak and hickory, corner to said 23 1/3 acres; thence N. 52 1/4 W. 32 poles to a stone on the east side of a branch corner to J. S. Lambert’s 81 3/4 acres; thence with his line S. 52 3/4 W. 46-1/2 poles; thence S. 78-1/2 W. 27 poles, thence S. 69 W. 20 3/4 poles; thence S. 57-1/4 W. 14 2/10 poles to a stone, corner to Caroline Buckman’s 29 acres; thence S. 41 E. 57 6/10 poles to the beginning, containing 29 acres;

Parcel 2, Tract 2. Beginning at a stone in J. S. Lambert’s line corner to America Newman’s (formerly Larnbert) 29 acres; thence with said line S. 57-1/2 W. 66 8/10 poles to a stake at the north corner of the graveyard; thence S. 34 E. 8 poles to a stone in the east corner of the graveyard; thence S. 49-1/2 W. 11-1/2 poles to a stone in the south corner of the graveyard; thence N. 34 W. 8-1/2 poles to a stone in the middle of the F. M. Wright road and line of Lynn’s land; thence with the middle of said road and the Lynn line 23-1/2 poles to a stake in the Woodring line; thence S. 54 E. 42-1/2 poles with the Woodring and Below line to a stone and maple corner in Below estate; thence N. 51 E. 37-1/2 poles to a Box elder on the ditch, another corner of Below; thence S. 51-1/2 E. 24 poles to a stone 1/4 pole north to an ash, corner to Sarah J. Smith’s 23 1/3 acres; thence N. 48 3/4 E. 46 72/100 poles to a stone about 6-1/2 poles south of a sassafras, corner to America S. Newman (formerly Lambert) 29 acres; thence with her line N. 41 W. 57 6/10 poles to the beginning, containing 29 acres;

Parcel 3. Beginning at a stake in the Weller-Davis Road, corner with John C. Davis and T. C. Jenkins on the west side of a ditch, runs N. 51 — 30 W. 2037 feet to a stake, corner with J. G. Chandler, west of pond; thence with division line of this property and the J. G. Chandler 86.3 acres N. 44 — 30 E. 1910 feet to a stake and stone, corner with J. G. Chandler in John C. Davis’ line; thence with said line S. 50 — 30 E. 1921 feet to a stake and post, corner with I. C. Jenkins; thence with said Jenkins S. 40 — 30 W. 1888 feet to the place of beginning, containing 86.3 acres, subject to all legal highways.

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136-098 Item 51

Parcel 8, Tract 1. Beginning at a stake in a line of the J. G. Christian farm (then owned by Charlie Gatten but now owned by J. P. Pride) a corner to the Dan Garnett tract; thence S. 50 E. 122 98/100 poles to a stone in J. S. Lambert’s line; thence N. 40 1/4 E. 13 56/100 poles to a stone; thence W. 36 1/4 W. 22.6 poles to a stake; thence N. 51 1/2 W. 77 1/2 poles to a stone; thence N. 40 1/4 E. 2 3/4 poles to a stone; thence N. 50 W. 22 58/100 poles to a stake 4 feet S. 43 3/4 W. of a sweet gum; thence S. 43 3/4 W. 18 9/10 poles to the beginning, containing 13 1/2 acres and ten poles of land but from this boundary is to be taken 1 acre and 70 poles of land deeded to J. S. Lambert by Alex Garnett and wife on the 10th day of August, 1910, and to said tract is added 1 7/16 acres of land deeded to Alex Garnett by J. S. Lambert and wife on said 10th day of August, 1910, and which is bounded as follows:

Parcel 8, Tract2 Beginning at a stone in J. P. Pride’s line corner to Charles Garnett’s land; thence with the line of same N. 39 E. 11 poles to a stone, corner to J. S. Lambert’s 268 1/ 2 acres and 35 poles; thence with his line S. 36 E. 45 36/100 poles to a stone in a gateway, another of said Lambert’s corners; thence N. 50 1/2 W. 34 poles to the beginning, containing 1 7/16 acres of land and being the same land conveyed to Alex Garnett by J. S. Lambert and wife, by deed dated August 10, 1910, and duly acknowledged but never recorded.

136-136

Tract 1. Beginning at a stake in a drain in line of the Daniel Garnett tract, corner to Sterling E. Lambert’s 35 1/16 acre tract; thence with said line S. 49 E. 78 1/10 poles to a stone, corner to J. S. Lambert’s land; thence N. 65-1/2 E. 39 3/4 poles to a stake in J. S. Lambert’s road, thence S. 13 E. 26.-4/10 poles to a stone, sumac, white oak and mulberry, thence N. 71 E. 24 poles to a stone, ash and sassafras, thence S. 16-1/2 E. 9 poles to a stone, white oak and hickory, corner to the Ford tract, thence N. 39-1/2 E. 73 poles to a stone and two hickories, corner to W. H. Carrier’s land, thence N. 56 W. 88-1/2 poles to a stone in Carrier’s line, N, E. corner to Sterling E. Latnbert’s 35 1/16 acre tract thence with same S. 59 3/4 W. 61 7/10 poles, N. 28-1/4 W. 6-1/2 poles, S. 68-1/2 W. 51 poles to the beginning, containing 60-1/4 acres of land, LESS HOWEVER the following described tract of land conveyed off to V. M. Woodring by Sterling E. Lambert and wife on March 20, 1920, as shown by Deed recorded in Book 81, page 272; Beginning at a stone, sassafras and ash on South side of a hill, corner to A. E. Lambert and Ulis Woodring, running thence with their lines down a hollow S. 16-1/2 E. 9 poles to a stone, white oak and hickory at the original corner of the Ford tract now owned by said Woodring, thence with said Ford N. 39-1/4 E. 17 poles to a stone in or near said Ford line, now a corner to S. E. Lambert and Ulis Woodring, thence with the new line by the purchase, S. 71 W. 14 — 05 poles to the beginning and containing 63 poles of land, or 3/8 of an acre and 3 poles.

There is also excepted and reserved from the above described tract 13.8 acres thereof conveyed by Sterling E. Lambert to D. B. Lynn by deed dated April 16, 1940, recorded in Deed Book 105, page 289. Said 13.8 acre tract is described as follows:

Beginning at a point on the East side of Kentucky State Road #141 in line of R. K. Baker, Jr.; thence with said line N. 71 E. 7.51 chains, thence with said line N. 39.25 E. 13.86 chains to a stone and two hickory trees, corner with Mrs. Bessie Ferguson in R. K. Baker’s line; thence N. 56 W. 10.53 chains with Ferguson’s line to a point in State Road #141; thence with line of said State Road to the beginning, containing 13.8 acres of land, more or less.

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Tract 2. Beginning at a stone in Annie Garnett’s land, small sweet gum, black oak and mulberry marked pointers, thence N. 68-1/4 E. 51 poles to a stone; thence S. 28-1/2 E. 6-1/2 poles to a stone, thence N. 59-1/2 E.8l 7/10 poles to a stone in, W. H. Carrier’s line; thence with said line N. 56 W. 71 8/10 poles to a stone corner to Sara M. Lambert’s 1-1/2 acre tract; thence with the same S. 38 3/4 W, 15 -4/100 poles to a stone, N. 56 W. 16 poles to a stone, in Mattie Hunt’s line, thence S. 38 3/4 W. 76 1/10 poles to a stone and two black gums in Annie Garnett’s line, corner to Mattie Hunt’s land; thence with said line S. 49-1/4 E. 34 poles to the beginning, containing 35 1/16 acres of land. LESS HOWEVER, the following tract of land conveyed off by S. E. Lambert to Martin J. O’Bryant on April 1, 1918, as shown by Deed Book 76, page 337, and described as follows: Beginning at a stone on the south side of F. M. Wright road, a corner to Mrs. M. J. O’Bryant’s 1-1/2 acre lot; thence with same S. 38 3/4 W 15 4/100 poles to a stone, thence N. 56 W. 16 poles to a stone, corner of Mrs. M. J. O’Bryant 1-1/2 acre lot in the line of Mrs. Mayme Cardwell; thence with said line S. 38 3/4 W. 15.33 poles to a stone 34/100 poles Southwest of a sugar tree; thence S. 56 E. 20 2/3 poles to a stone and two black oaks; thence N. 88-1/2 E. 27 2/10 poles to a stone, thence N. 44 E. 14 5/l00 poles to a stone and black locust in the Wm. Carrier line and on the North side of the aforesaid F. M. Wright road, thence N. 56 W. 26.65 poles to the beginning and containing 5 1/10 acres of land.

Tract 3. On the waters of Dyson Creek and bounded and described as follows: Beginning at a stone and small post oak on the side of drain, corner to S. E. Lambert’s 60-1/4 acres; thence S. 51 E. 39.63 poles to a stone in the East side of the F. M. Wright road, thence N. 32.50 E. 17 3/4 poles to a stake in bonds of said road, thence N. 34 E. 1 3/4 poles to a stone, mulberry and white oak bush another corner to said S. E. Lambert’s 60-1/4 acres; thence with said tract N. 11-1/2 W. 26 -4/l0 poles to a stake in the aforesaid road, thence S. 67-1/2 W. 39 3/4 poles to the beginning corner and containing 5 6/10 acres of land.

Less a small tract of land conveyed by S. H. Lambert to the Commonwealth of Kentucky for a public highway, which deed is dated January 4, 1934, and of record in Deed Book 98, page 100, of said Clerk’s Office.

136-160

An undivided one half (1/2) interest in and to all of the coal in and under certain lands located in Union County, Kentucky, bounded and described as follows:

Beginning at a stone, corner in Charles Gatten’s line; thence N. 37 E. with Gatten’s line 54-1/2 poles to a stone, corner and sassafras, corner to Sallie Hunt; thence with her line N. 53 W. 99 poles to a stone, corner to her survey; thence S. 37 W. 54-1/2 poles to a black gum, corner in Lamb’s line, corner to Matthew Christian; thence with his line S. 53 E. 99 poles to the beginning, containing 33 acres.

136-161

Tract 1. Beginning at a stone and post corner of the W. H. Bell in the T. E. Bell land; thence running S. 53 E. 273 feet with an old line to a stone an old corner of George Cowan formerly being in the line of W. H. Bell and old corner of T. E. Bell and it now establishing a new corner of T. E. and W. H. Bell; thence running with a new established line of W. H. Bell E. 2324 feet to a post in a field near a barn; thence N. 52 E. 175 feet to a forked iron pin near center of, and turn in, old Dixon road; thence with about center of said road N. 11 E. 189 feet to a point near center of said road. 15 feet N. 54 W. of iron pin on East side of said road in old Taylor line (now

16

Lee Robertson); thence along an old line and in the line of John Lancaster N. 54 W. 313-1/2 to a stake in his line a corner of the Richard Bell land now owned by T. E. Bell; thence with the line of T. E. Bell along an old abandoned road; S. 32 W. 2653 feet to the place of beginning and containing 17.7 acres, more or less.

There is reserved and excepted from the above described tract the south 77 poles thereof.

Tract 2. Beginning at a point in the line of the County Road at a point in the line of Birdie Bell; thence with Birdie Bell line East to a point in J. Ronie Bell’s line; thence North between the line of said J. Ronie Bell and the said land herein conveyed to a point in the line of John Lancaster; thence West on said Lancaster line between his land and land herein conveyed to the said County road; thence South with the line of said road to the place of beginning and containing 20 acres, more or less.

Tract 3. Beginning at a stone corner to Charlie Bashaw; running thence N. 44 W. 86-1/2 poles to a stone in William Donaldson’s line; thence N. 32 3/4 E. 18 6/10 poles to a stone in Donaldson’s line; thence N. 44 E. 84 2/3 poles to a white oak in W. B. Taylor’s line; thence S. 31 W. 19 poles to the beginning, containing 10 acres of land.

Tract 4. Beginning at a white oak, corner to Richard Bell; thence N. 47 W. 86 poles to a stone, corner to said Bell; thence with a military line N. 32 E. 18 6/10 poles to a stone; corner to said line; thence S. 44 E. 84 2/3 poles to a stone, poplar and hickory in William Taylor’s line; thence S. 31 W. 18-1/2 poles to the beginning, containing 10 acres of land.

Tract 5. Supposed to be about three (3) acres of land, bounded on the West by the above mentioned tract, on the East by the Morganfield and Dixon Road, cornering with James A. Householder’s land on the North end and by J. F. Day on the South end.

136-162

Tract 1. Beginning at a poplar, hickory and white oak on a ridge corner to Wm. Amberson, running thence N. 53 W. 132 poles to a white oak and red oak on a ridge in the George Lewis or Weeden Military line, thence with said Military line N. 32 E. 74 poles to 2 black oaks on a ridge, thence S. 58 E. with Riddle line l30 poles to a white oak, corner on a branch or creek, thence S. 39 W. 4 poles to a white oak on the same creek, thence S. 23 W. 20 poles to a black oak on the same branch, thence S. 31 1/2 W. 61 poles to the beginning, containing 65 acres be the same more or less.

Tract 2. Beginning at a stone, black oak and hickory, South corner of Mamie S. Hunt’s 35 1/8 acres, thence South 38 W. 32 13/100 poles to a stone and two black guns, corner to Sterling Lambert; thence N. 51 W. 7 poles to a stone, corner to Dan Garnett’s heirs, thence with their lines S. 38 W. 56 1/2 poles to a stone, N. 51 W. 27 65/100 poles to a stone in Garnett’s line, corner to Geo. Waller Hunt’s 21 1/2 acres, thence N. 38 E. 56 1/2 poles to a stone 96/100 of a poles from a large white oak stump, marked as pointer and east corner to said 21 1/2 acres; thence N. 51 W. 75 8/10 poles to a stone at the horse lot fence; thence N. 39 E. 1 72/100 poles to the corner of said lot, thence N. 51 1/4 W. 11 1/4 poles to a stone in the road, in G. W. Amberson’s line, thence with his line N. 36 1/2 E. 30 poles to a stake west corner of Mamie S. Hunt’s 35 1/8 acres, thence S. 51 1/2 E. 115 poles to the beginning, containing 37 acres.

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Tract 3. Beginning at a stone in G. W. Amerson’s line corner to H. Brown’s 32 3/4 acres; thence S. 51 E. 2 7/10 poles to a stone and pin oak, original corner of the Dial Survey; thence N. 36 1/2 E. 2 2/10 poles to a stone, 45/100 poles from the corner of the horse lot, corner to Callie Fletcher’s 33 acres; thence S. 61 1/4 E. 11 1/4 poles to the east corner of said lot; thence S. 39 W. 17 2/100 poles to a stone in the original Dial line; thence S. 51 E. 75 8/10 poles to a stone 96/100 poles from a large white oak stump marked pointer, corner to Callie L. Fletcher’s 33 acres; thence S. 38 W. 56 1/2 poles to a stone in Garnett’s line; thence N. 51 W. 11 15/100 poles to a stake on south bank of Dyson’s Creek corner to the 8 3/8 acres allotted to lot #4 (Sallie B. Hunt’s 33 acres); thence N. 79 W. 5 3/10 poles to a stone on the bank of a ditch; thence N. 25 1/2 W. 83 poles to a stone in said H. Brown’s line; thence N. 39 E. 18 poles to the beginning, containing 21 1/2 acres.

Tract 4. A certain tract or parcel of land lying and being in Union County, Kentucky, on the road leading from Cullen to Boxville and is thus bounded: Beginning at a stone, a corner of the old H. Brown tract, now Herman Fletcher; thence running with said Fletcher’s line N. 51 1/2 W. 42 poles to a stake, corner of G. L. Drury in Fletcher’s line; thence with Drury S. 38 1/2 W. 38 1/10 poles to a stake; cornering in Drury; thence with another line of C. L. Drury S. 51 1/2 E. 42 poles to a stake in the old Don Garnett line, now Fletcher, and on the Northwest side of the Cullen and Boxville road; thence with the side of said road and Fletcher’s line N. 38 1/2 E. 38 1/10 poles to the place of beginning, and containing 10 acres of land, and it is out of the east corner of a tract of land sold G. L. Drury by C. P. Shelton.

136-163

Beginning at a stone three feet west of a white oak in the west line of the Carrier tract, West corner of John Carrier’s 106-1/4 acres, thence S. 57-1/2 E. 170-7/8 poles to a stone on the West bank of a branch, South corner to said 106-1/4 acre tract in the East line of the Carrier tract, thence S. 37-1/2 poles and 11 links to a stone on the branch; thence N. 57-1/2 W. 171-1/2 poles to a stone two feet east of a white oak in the West line of the Carrier tract, thence with said line N. 38 E. 70 poles and 11 links to the beginning, containing 75 acres, more or less,

136-171

Tract 1. Beginning at a stone on the North side of the Dixon road, corner to Elmo Carrier’s 1 1/4 acres; thence N. 39 3/4 E. 11.1 poles to a stone, another corner of Carrier; thence N. 54 1/2 W. 48.88 poles to a stone, pin and two white oaks, corner to Richard Bell; thence with Bell’s and Cartwright S. 34 3/4 W. 88.86 poles to a black oak, Cartwright’s corner; thence S. 54 1/2 E. 59.14 poles to a stone in J. F. Sigler’s line, a corner to Cartwright; thence N. 36 3/4 E. 75.88 poles to a stone on the south side of said road, a corner to J. F. Sigler; thence N. 44 3/4 W. 13.64 poles to the beginning and containing 32 3/4 acres, more or less.

There is excepted from the tract above described a part thereof described as follows:- Beginning at a black oak, Cartwright’s corner; thence S. 54 1/2 East about 275 feet to a stake; thence N. 34 E. about 1037 feet to a post in a field near a barn; thence N. 52 E. 175 feet to a forked iron pin near center of and in turn in the old Dixon Road; thence with about center of said road N. 11 E. 189 feet to a point near center of said road 15 feet N. 54 W. of an iron pin on East side of said road in old Taylor line; thence along the old line N. 54 W. 313 1/2 feet to a stake, a corner of the Richard Bell land; thence S. 32 W. about 1460 feet to the beginning, containing 9 acres, more or less.

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Tract 2. Beginning at a stone a corner of Frank J. Sigler’s 44 acres purchased of A. J. Hampton in March, 1901; thence with same 5. 36 l/4 W. 149 1/2 poles to a stone and two white oaks, in the original south line of the survey, corner of said 44 acres; thence with said line S. 55 1/2 E. 37 1/2 poles to a stake, hickory and white oak; thence N. 36 1/4 E. 150.83 poles to a white oak on a hillside (tree down); thence N. 59 1/2 W. 37 1/4 poles to the beginning containing 34 acres, more or less.

There is excepted from the above described tract a part thereof described as follows:- A portion of the 34 acres and 3 poles conveyed by J. A. Hampton to J. F. Day on March 15, 1884, in Deed Book 58, page 221, and which is also a part of the original one-half interest of the 88 acres conveyed by Sarah J. Strait to said Hampton in Deed Book 53, at page 364.

The land herein conveyed joins the land purchased by C. D. Bell from David E. Cowan’s heirs, lies on the north side of the Morganfield and Dixon road containing 2 1/2 acres, more or less.

Tract 3. Beginning at a stake on the North side of the Morganfield and Dixon road in Jake Cowan’s line; thence with said line North 36 1/14 E. 6.9 poles to a stone, corner to Newton Arnold; and thence with his line N. 39 W. 23.3 poles to a stone, corner to Sarah Strait’s land; thence with her line S. 40 3/4 W. 11.7 poles to a stone on North side of the said road, corner to said Strait’s land; thence S. 50 3/4 E. 23.4 poles to the beginning and containing 1 1/5 acres and 4 poles more or less.

136-221

Beginning at a stake, black oak and hickory in Sterling Lambert’s line, east corner to Callie Fletcher’s 33 acres of this division, thence N. 51 1/2 W. 115 poles to a stake in G. W. Anderson’s line, corner to said 33 acres; thence N. 38 1/2 E. 27 3/4 poles to a Spanish Oak (Timber gone); thence N. 25 1/2 E. 20 poles to 2 white oaks, (timber gone); thence N. 43 1/2 E. 1 1/10 poles to a stone, to said 27 5/8 acres; thence with same S. 51 1/2 5. 120 poles to a stone in Posey Lambert’s line, another corner to the said 27 5/8 acres; thence S. 38 W. 48 87/100 poles to the beginning and containing 35 1/8 acres and adjoins the 27 5/8 acres cut off the original dial tract.

136-228

Tract 1. Beginning at a stone in the east line of Weeden Military Survey, ash and small black gum marked pointers corner to Matthew Christian’s 16 acres; thence with said line N. 34 3/4 E. 21.8 poles to a stone, corner to Sallie Hunt’s 33 acres; thence North with her line S. 50 3/4 E. 118 poles to a stone on the West side of the Henderson and Caseyville Road, corner to said 33 acres; thence 38 1/2 W. 21.3 poles to a stone, elm, post oak and sassafras marked pointers, corner to Christian’s 16 acres; thence N. 51 W. 117 poles to the beginning, containing 16 acres,

Tract 2. Beginning at a stone and two dogwoods in the East line of Weeden’s Survey, corner to Matthew Christian; thence with said line N. 33 3/4 E. 22 1/2 poles to a stone, gum and ash, corner to J. W. Wells’ 16 acres, thence with his line S. 51 E. 117 poles to a stone in the Henderson and Caseyville Road, post oak, elm and sassafras, marked pointers, another corner to the said 16 acres, thence S. 38 W. 5.44 poles to a stone corner to Daniel Garrett’s line; thence N. 50 1/2 W. 10.1 poles to a stone, corner in Gatten brothers line; thence S. 38 1/2 W. 17 2/3 poles to a stone in said road, corner to said Christian’s home tract; thence with his line N. 50 1/2 W. 104 poles to the beginning, containing 16 acres of land, more or less.

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136-273

Bounded on the east by Van and Hershel Newman, bounded on the South by the Cullen and Little Union Road, bounded on the West by Wylie Cook, bounded on the North by Della Railey and supposed to contain 1-1/2 acres more or less;

136-278

Parcel 1, Tract 3. Beginning at a white oak, ash and dogwood running thence N. 31 E. 173 poles to a dogwood corner to Sam’l Holeman in the line of Ignatius Morgan, thence S. 59 E. 100-1/2 poles to a stone or stake in the military line; thence with said line S. 31 W. 173 poles to a white oak, black oak and stone, thence N. 59 W. 100-1/2 poles to the beginning, containing 108-1/2 acres.

Parcel 2, Tract 1. Beginning at a stake, corner in the old road corner with J. R. Crowdus; runs S. 57-50 E. 679.6 feet to a post corner in the Padgett line; thence S. 31-20 W. with said line 600.5 feet to a post corner with Sam Pride; thence S. 64-40 W. 146.4 feet to a post corner on the East side of the public road; thence with said road N. 8-55 W. 824.5 feet to the beginning, containing 5.86 acres.

Parcel 2, Tract 2. Beginning at a stone and red oak on the north side of the Bordley road, thence north 43 1/2 west 10 poles to a stone and elm, thence south 46 1/2 west 16 poles to a stone and black gum, white oak bush, thence south 43 1/2 east 10 poles to a stone and two post oaks on the north west side of the Bordley road, thence north 46 1/2 east 16 poles to the beginning containing one acre of land.

Parcel 2, Tract 3. Beginning at a stone, white oak and two black gums, in the Thos. Beaven’s line, corner to C. C. Beaven’s 50 acre tract, thence S. 33 W 37 poles to a stone and hickory near the old school house, thence S. 68 E. 50 1/ 2 poles to a stone, black oak and white oak, thence N. 42 3/4 E 25 poles to a stone in C. C. Beaven’s line, thence with his line N 52 1/2 W 53 3/10 poles to the beginning, containing 10 acres of the land and also a tract containing 1/2 acre more or less adjoining the above mentioned 10 acres and known as the old school house lot.

Parcel 2, Tract 4. Beginning at a stone, black gum and white oak in the East line of Weeden’s Military survey corner to G. T. Groves land, running thence N. 59 W. 100 1/2 poles to a white oak, dogwood and ash corner Grove’s in Alvey’s line; thence with Alvey S. 31 W. 72 poles passing Alvey’s corner to white oak, gum, ash in T. J. Beaven’s line corner to William Padgett now George Maraman near a large rock; thence with Padgett’s line S. 59 E. 100 1/ 2 poles to a stake and sassafras in said Weeden’s line corner of John Lamb; thence with the Military line N. 31 E. 72 poles to the beginning, containing 45 acres, more or less, and is the property that was conveyed R. M. Massey by George M. Marraman and wife on the 21st day of February, 1925 see deed recorded in Deed Book 87 at page 631. However, there is to be deducted from this tract 15 acres sold to Heffington see deed book 62 at page 141 and 7 1/2 acres sold to Clarence Maraman see Deed Book 71 at page 83, thus leaving 22 1/2 acres, more or less, passing by this deed and also this conveyance includes a passway 10 feet wide running down the side o the part sold to Maraman and down the side of Harry Sale land to the public road.

The 15 acre and 7 1/2 acre tract excepted from tract No. 4 are described as follows:

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In the East line of the Weeden Military survey, beginning in George T. Graves line running a straight line west 248 yards thence south 255 1/ 2 yards thence East 248 yards to George Graves line thence with Graves line 255 1/2 yards to the beginning containing fifteen acres be the same more or less.

Beginning at a white oak and gum near a big rock in Harry Sale line corner to Jake Cowan (now Union County school lot) running S 59 E. 50 1/4 poles to a stone in line of said school lot, thence N. 31 E. 24 poles to stone corner to Geo. R. Graves 15 acre tract, thence with his line N. 59 W. 50 1/4 poles to said Graves corner in the Alvey line, thence S. 31 W. 24 poles to the beginning containing 7 1/2 acres of land more or less.

Parcel 3. Beginning at a stone 8 feet 1 inch S. 33 1/2 W. of an 11 sassafras in G. L. Drury’s line originally marked as Sackelford and Bullock corner, thence with said line S. 33 1/2 W. 47 72/100 poles to stake corner to said Drury’s Graves farm thence with another of Drury’s lines S. 55 E. 100 5/10 to a stone on W. side of Riddle and Shackelford road, thence with another corner of Drury’s lines S. 36 W. 50 3/10 poles to a stake and white oak gone original corner of Geo. W. Amberson’s tract now Herman Flithers thence with his line S. 54 1/2 E. 44.33 poles to a stake in said line corner to Geo W. Riddles Jr. land, thence with line of same N. 36 E. 38 1/2 poles to planted stone in depression where Charybeate Spring Branch used to flow corner to this 14 acres allotted Geo. W. Riddle, Jr. and James M. Riddle in division of Geo. W. Riddle Sr. estate, thence with said 14 acres N. 22 1/2 W. 20 poles to stone, elm and white oak pointers N. 2 W. 15.22 poles to cross mark cut in large rock at fork of said branch thence N. 24 E. 36.13 poles to fence post in new line fence put up by said Shackelford and Bullock, thence with said line N. 55 W. 15 poles to a stone against fence on W. side of said road, thence with said fence S. 33 1/2 W. 49/10 of pole to another stone against said fence thence N. 55 W. 99 poles to beginning corner and containing 48 3/ 4 acres and 8 poles.

No Tract Number. Beginning at a stone in an old tract in the east line of the George Weeden’s Military Survey, a corner to John R. Brown’s line, thence S. 52-3/4 W. (E) 125-3/4 poles to a stone in Brown’s line; thence S. 36-1/4 W. 42.2 poles to a stone, thence N. 52-3/4 W. 124 poles to a stone, white oak, black oak and dogwood in Weeden’s line, thence with said line N. 31-1/4 E. 42-1/2 poles to the beginning, containing 32-3/4 acres, more or less.

The 32-3/4 acres being the same property conveyed to Peabody Coal Company from G. I. Drury, et ux, et al, by deed dated July 5, 1968, recorded in Deed Book 193, page 336, Office of the Union County Court Clerk.

136-288

Tract 1. Beginning at a black gum, original corner to John Garrnett’s land; thence with his line S. 34 3/8 E. 25 2/10 poles to a stake, elm and ash, thence S. 19 E. 46 7/10 poles to a black walnut, thence N. 79 W. 18-1/2 poles to a stake on the West bank of a ditch, corner to Geo. W. Hunt’s 21-1/2 acres, thence N. 25-1/2 W. 83 poles to a stone, another corner to said 21 1/2 acres; thence S. 38-1/2 W. 18 poles to the beginning, containing 8 3/8 acres of land be the same, more or less;

Tract 2. All of Grantors’ right, title and interest in and to the coal, together with the right to remove same, (being the right, title and interest reserved by Sallie Boyd Hunt in a deed executed to C. P. Shelton dated Aug. 17, 1910, recorded in Deed Book 66, page 371) in and underlying a tract of land described as follows:-

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Beginning at a stone in Dan Garnett’s line corner to H. Brown’s 32 3/4 acres; thence with same N. 51-1/2 W. 122 poles to a stone, white oak, black oak and dogwood in Weeden’s military line; thence with said line S. 32 3/4 W. 46.2 poles to a stone corner to Enoch Hunt’s heirs 32 1/4 acres; thence with their line S 51-1/2 E. 118 poles to a stake in Garnett’s line, corner to 32 1/4 acres, thence N. 38-1/2 E. 36 poles to the beginning, containing 33 acres;

SOURCE OF TITLE

And being a portion of the same property conveyed by Peabody Coal Company, an Illinois corporation, to Peabody Coal Company, a Delaware corporation, by deed dated March 29, 1968, recorded in Deed Book 192, page 297.

And being a portion of the property conveyed by Peabody Coal Company, a Delaware Corporation, to Peabody Development Company, a Delaware corporation, dated June 16, 1989, recorded in Deed Book 260, page 332.

And being a portion of the property conveyed by Peabody Coal Company, a Delaware Corporation, to Peabody Development Company, a Delaware corporation, dated September 12, 1989, recorded in Deed Book 261, page 302.

And being a portion of the property conveyed as Item 6 in the Deed of Conveyance from Peabody Development Company, LLC to Central States Coal Reserves of Kentucky, LLC, by deed dated February 21, 2006, recorded in Deed Book 322, page 77.

And being a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC, to Midwest Coal Reserves of Kentucky, LLC by deed dated July 9, 2007, recorded in Deed Book 328, page 75.

And being a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC, to Midwest Coal Reserves of Kentucky, LLC by Deed of Confirmation dated December 22, 2011, recorded in Deed Book 347, page 227-240.

END OF EXHIBIT A

22

EXHIBIT B-1

TO

SHORT FORM UNDERGROUND COAL MINING LEASE

Boundary Map of Property

23

EXHIBIT B-2

TO

SHORT FORM UNDERGROUND COAL MINING LEASE

Tract Key to Exhibit B-1 Map

Land Contract No.	Map Tract
136-019 T2	20
136-019 T1	21
136-007 P4	22
136-047 T1-T4	23
136-083 P3 T1	24
136-084 P2 & P4	25
136-089 P1	26
136-088 P1-P3	27
136-083 P2 & P3 T2-T5	28
136-015 T1-T4 & T6	29
136-082	30
136-086 P1T2-T4&P2	31
136-273	32
136-033 T1&T2	33
136-278 P2T1-T4	34
136-034 T1&T2	35
136-160	36
136-035 T2	37
136-098 P3 Item 50	38
136-092 T1-T2	39
136-098 P2T1&P2T2 Item 50	40
136-094 T1-T2	41
136-098A P8 T1&T2 Item 51	42
136-136 T1-T3	43
136-163	44
136-162 T2-T4	45
136-221	46
136-288 T1	47
136-228 T1&T2	48

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Land Contract No.	Map Tract
136-288 T2	49
136-278 No Tract#	50
136-162 T1	51
136-278 P1T3 & P3	52
136-171 T2	53
136-171 T1&T3	54
136-171 T1-T5	55

END OF EXHIBIT B-2

25

EXHIBIT C

TO

SHORT FORM UNDERGROUND COAL MINING LEASE

All recording references are to the Office of the Union County Clerk unless otherwise specified.

Additional Lease Area

136-007

Parcel 1, Tract1. Beginning at a stake in Jeff Prides line corner to J. R. Holemans land thence N. 60-20 W. 113.79 poles to a stake in the middle of the new pond ditch a corner to the 50-1/2 acres sold to J. T. O’Nan, thence with same along the middle of said ditch S. 6 3/4 W. 18-3/4 poles and S. 25 W. 21-6/10 poles to a stake in line of O’Nan 34 3/4 acres and one pole tract, thence with said line S. 60-20 E. 97-1/4 poles to a stone in said Pride’s line corner to said 84 3/4 acres, thence N. 38-10 E. 53.08 poles to the beginning corner and containing 34 acres and 27 poles.

Parcel 1, Tract 2. Beginning at a stake In the South line of the L & N. R.R. bed on the east bank of a ditch, thence 5. 53 3/4 W. 30.72 poles to a stake in the Addle Davis, now Ulie Whitledge line, thence S. 60-1/4 E. 45.98 poles to a stake on the south side against fence post In south line of the railroad bed thence with said line N. 20-1/2 W. 43.95 poles to the beginning corner containing 4 acres and 4 square poles of land.

Parcel 2. Beginning at a stone and fence post in the line of the land of John Fry, running thence across a ditch about 25 or 30 poles, more or less, to a stone by the side of Uley Whitledge ‘s picket fence, and in the edge of the new Holeman public road; thence with a line of said road, to Mrs. Nancy Arnold’s corner; thence with her line to a corner of Tom Coleman 100 acre survey, also corner of said Mrs. Arnold; thence with Coleman’s line to his corner in the line of the heirs of Mrs. Sprague Davis; thence with their line to a stone in a line of the land of John Fry; thence with his line to the beginning, containing 45 acres, be the same more or less, and being the same conveyed to the said John H. Holeman by Samuel Holeman on the 29th day of December, 1902, by deed recorded in Union County Clerk’s Office in Deed Book 56, page 536, from this conveyance there are reserved a tract or strip of land conveyed to M. & A. Railroad Company consisting of 1.4 acres on the 16th day of November, 1902, by deed recorded in Union County Clerk’s Office in Deed Book 60 at page 521, and 3 acres and 37-1/2 poles on the 14th day of January 1907, conveyed by parties of the first part to William Bell by deed recorded in Deed Book 62, page 235, in the Union County Clerk’s Office.

Parcel 3. Beginning at a stake, a corner of the T. N. Wheatly tract In line of Jeff Pride land at a turn in road N.E. of a cross on L. & N. Railroad, thence N. 38 E. 46 3/4 poles to C. S. Holeman’s land, in line of old Willis Carr tract; thence N. 38-1/4 E. 69-36/100 poles to a stake in the middle of a ditch in Mrs. Ida Sullivant’s line; thence N. 53 W. 1-82/100 poles (30 feet) to a fence post In Holeman’s line on N. W. side of creek; thence with same S. 40 W. 9 3/4 poles (161 feet); S. 68 3/4 W. 15-1/2 poles (256 feet) S. 61 3/4 W. 36.8 poles (637 feet) to a stake on south side of the Sam Holeman road; thence S. 21 E. 2.8 poles (35 feet) to stake on bridge over Dyson Creek in said road; (stake Is three feet east side of bridge over center of creek); thence S. 44-1/2 W. 59-7/10 poles (985 feet) to a stake on east bank of said creek in Wheatly’s line; thence S. 60-1/2 E. 23-82/100 poles (475 feet), to the place of beginning, containing fourteen and one-seventh (14-1/7) acres, including 1/2 of passway leading from Fryer Public ditch to the line of the land of Jeff Pride.

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There is excepted from the 14-1/7 acres above described 3-1/2 acres described as follows: Beginning at a stake In the line of the old Willis Carr tract 25 feet S. 38-1/4 W. of a stone corner of Henry Sullivant in said line thence N. 50 3/4 W. 252 feet to a stone corner 30 feet short of Dyson Creek bank, this line is parallel and 25 feet distant from an extension of the south line of Henry Sullivant tract, thence S. 61-55 W. 240 feet to a stake near Dyson Creek bridge (making a 30 foot passway along Dyson Creek), thence N. 37-1/2 W. 30 feet to a stake on the west edge of road 4 feet from south corner of iron bridge, over center of creek and 3 feet from east side, thence N. 21 W. 2-8/10 poles (35 feet) to a stake on the south side of Sam Holeman’s road, thence N. 61 3/4 E. 38-6/10 poles (637 feet) N. 68 3/4 E. 15-1/2 poles (256 feet) N. 40 E. 9 3/4 poles (161 feet) to a post in said Holeman’s fence, thence S. 53 E. 1-82/100 poles (30 feet) to stake in middle of ditch in Mrs. I. Sullivant’s line, thence S. 38-1/4 W. to the beginning containing 3-1/2 acres.

136-010

Tract 1. Beginning at a point at the turn of the Humphrey road in line of the Farley Farm, it being in line of the Quarles Military Survey at a corner of the Matthews Survey; now a corner of the land allotted to the Berry Heirs, thence with the center of the Humphrey road following the line of the Matthews Survey N. 53 1/2 W. 91 2/10 poles to the point in said road opposite an iron stake on the South side of said road east corner of the 76 acres allotted B. F. and T. E. Humphrey; thence with line of 76 acres, S. 36 1/2 W. 214 poles to a center of a large ditch (it being an arm of Pond Fork) South corner of said 76 acres and in line of the Joe Henry farm (now Walter Shouse), thence down said ditch S. 53 1/2 E. 91 2/10 poles to point in said ditch east corner of Shouse and in line of the Homner land (now Mrs. Meacham); thence with the Homner and Farley farm, it being the Quarles line, N. 36 1/2 E. 214 poles to the place of beginning, containing 121 acres;

Tract 2. Known as the Tucker tract, on North side of Humphrey Road. Beginning at a stake in the Salem Road west corner of W. P. Tucker’s 54 acres; thence with line thereof S. 55 E. 96 1/3 poles to stake; thence N. 37 E. 86 poles to stake east corner of said 54 acres; thence S. 54 1/4 E. 40 poles to Mulberry; thence S. 37 1/2 W. 70 poles to an elm and box elder; thence S. 52 1/2 E. 10 poles to stake; thence S. 36 1/2 W. 122 poles corner of Wm. Henry in W. W. Pierson line; thence with said line (now the center of the Humphrey Road) N. 52 1/2 W. 110 poles to stake in the middle of the Salem Road; thence with the road to the beginning, containing 102 acres of land, but from said land is to be deducted 15 1/8 acres of land sold by John B. Humphrey to Shelby Tucker, and also 40 acres and 3 poles of land sold by John B. Humphrey to S. G. Tucker and H. K. Tucker, and being the same land conveyed to John B. Humphrey by W. P. Tucker as shown by deed recorded in Deed Book 30, page 551, less the aforesaid deductions as shown by deeds recorded in Deed Book 32, at page 348, and Deed Book 34, at page 514, in the office of the Clerk of the Union County Court. NOTE: This description was taken from deed and is not very good. Said remaining part will contain almost 50 acres;

Tract 3. Being the west part of the home farm of J. B. Humphrey, described thus: Beginning at a point in the center of the Humphrey Road (or line of the Military Survey) opposite an iron stake on the South side of the road North corner of the 121 acres allotted to R. E. L. Humphrey; running thence with the center of said road N. 53 1/2 W. 56 8/10 poles to the east corner of

27

Omer; thence with a line of Omer and a 35 acre tract S. 36 1/2 W. 214 poles to the center of a large ditch south corner of said 35 acre tract (passing the south corner of the Omer tract at 134 4/10 poles); thence with the center of said ditch (it being an arm of Pond Fork) and a line of the Joe Henry land, now owned by Shouse, S. 53 1/2 E. 56 8/10 poles to a stake in said ditch at the west corner of R. E. L. Humphrey’s 121 acres; thence with a line of same N. 36 1/2 E. 214 poles to the place of beginning and containing 76 acres, it being a part of the 156 acres conveyed to J. B. Humphrey (father of B. F. and T. E. Humphrey) by J. D. Henry as shown by deed recorded in Deed Book “Y”, page 14 in the office of the Clerk of the Union County Court, and also a part of the 39 7/8 acres conveyed to J. B. Humphrey by D. S. Carr and wife as shown by deed recorded in Deed Book 66, at page 538 in the office of the Clerk of the Union County Court;

136-012

Beginning at a stone 8 feet N. 31-1/2 E. of a black gum south corner of Henry Cromwell, running thence N. 31-1/2 E. 223 7/10 poles to a stone and dogwood East corner of said Cromwell; thence S. 5l-1/2 E. 118 3/10 poles to a stone, and gum and maple; thence S. 32-1/2 W. 220 6/10 poles to a stone; in the North line of Mary Fleming’s Military survey; thence N. 50 W. 81 poles to a hickory and post oak (oak down) North corner of said survey; thence N. 58-1/2 W. 34 poles to the beginning, containing 159-1/2 acres more or less.

Less however, about 26-1/4 acres of same conveyed to A. G. Robinson, which 26 acres is bounded and described as follows:— Beginning at a stake on the south bank of Eagle Creek in Caldwell’s line thence N. 32 3/4 E. 49-3/4 poles to a stake in A. G. Robinson’s line; thence N. 50 3/4 W. 118 4/10 poles to a stake on the North side of a ditch a corner of Henry Cromwell; thence with line S. 32-1/2 W. 28-1/2 poles to a stake in said line on the South bank of the creek; thence up the same with the several meanders thereof on the South bank to the beginning, containing 26 acres.

136-015

Tract 5. Beginning at two maples on Thomas Moman’s line the S. E. corner of James Fleming’s survey; thence with Fleming’s line N. 53 W. 155 poles to three black gums and a dogwood in Fleming’s line; thence S. 37 W. 180 poles to a hickory two black gums and a white oak; thence S. 53 E. 155 poles to a stone in the original line; thence N. 37 E. 180 poles to the beginning, containing 174 acres, more or less, less 9-1/2 acres conveyed by W. J. Brummett to J. G. Riddle, in Deed Book 42, page 23; and also less 12-1/2 acres conveyed by Talbott to J. G. Riddle in Deed Book 42, page 133, in all 22 acres not embraced in this conveyance.

LESS however, the following described tract of land conveyed to Mrs. Rose Smith by Floyd Corbett and wife, on November 4, 1932, as shown by deed of record in Deed Book 97, at page 155: Beginning at a stake in the line of Joe Kuykendall and corner of the W. J. Brummett 22 acre tract; thence with a line of Mrs. Rose Smith 120 acre tract and said 22 acre tract N. 18 -28 E. 2027.21 feet to a stake corner of said 22 acres and Mrs. Rose Smith; thence with another line of said 22 acre tract and Mrs. Rose Smith N. 63 — 21 E. 199.48 feet to a stake in center of a large drainage ditch; thence with the center of said drainage ditch S. 36 W. approximately 1840 feet to a stake in said ditch in line of Joe Kuykendall; thence with a line of Joe Kuykendall S. 23 E. 850 feet to the place of beginning and containing 22 acres.

28

136-018

Being a tract of land on the waters of Eagle Creek near Seven Gums and beginning at a corner of the George Lewis survey known as Seven Gums corner, running thence N. 31 E. 143 poles to a black gum and white oak on the side of a ridge; thence S. 59 E. 156 poles to two black gums near a spring; thence S. 31 W. 148 poles to a stake; thence N. 59 W. 156 poles to the beginning, containing 144 acres.

136-021

Tract 1. Beginning at a hackberry east corner of Daniel McKinley’s land, thence with the original line of Bill’s survey N. 36 3/4 E. 93 poles to a stake, elm and poplar in said line, thence N. 53-1/4 W. 178 3/10 poles to a stake, ash, gum and sycamore, thence S. 36 3/4 W. 94.16 poles to a stake, elm, ash and burr oak in McKinley’s line, thence S. 54 E. 178 3/10 poles to the beginning, containing 104 acres and half.

Tract 2. The second tract adjoins the above tract of land and bounded and described thus: Also another tract on the waters of Tradewater river containing sixty acres, more or less, beginning at a corner of the above Jones Tract and continuing from the Jones line on with the line of Chapman land owned by the party of the first part, thence on from the Chapman line to a stone corner of John Holeman; thence with his line across the ditch to a stone in said line, thence with J. Holeman’s line and the new Holeman public road to corner of Mrs. Nancy Arnold’s land, thence across the public road to the beginning, including the public road adjoining this land and which tract of land is made up of parts of the McKinley, Chapman and Martin lands.

There is reserved and excepted from this conveyance the following boundary: beginning at a stone in line of the old Willis Carr tract now owned by Sylvanus Holeman; thence with said line N. 38-1/4 E. 69.36 poles to a stake in the middle of a ditch in Mrs. Ida Sullivant’s line; thence N. 53 N. 11 82/100 poles to a fence post in said Holeman’s fence, thence with same S. 40 W. 9 3/4 poles, S. 68 W. 15-1/2 poles, S. 61 3/4 W. 38 6/10 poles to a stake on the South side of the Sam Holeman road, thence S. 21 E. 2-8/100 poles to a stake on the bridge over Dyson Creek in said road, thence S. 30 N. 25 1/10 poles to the beginning, containing 5 9/16 acres of land.

The two tracts of land, less the said 5 9/16 acres reserved by first party makes a total of 158 15/19 acres of land, be the sane more or less.

136-022

Tract 1. Beginning at a stone in line of Lot #3 (Sellers division) formerly owned by W. L. Henry, East corner of Lot #1; thence with Lot #3 and #4, North 32 3/4 E. 93.35 poles to a stone in Campbell’s line, corner to Lot #4, white oak marked as pointer; thence with said line and H. C. Snider’s line, N. 58 W. 67.14 poles to a stone to Snider; thence with Snider and Caldwell S. 32 3/4 W. 93.35 poles to a stone, sassafras and dogwood bushes, North corner to Lot #1; thence with No. 1, S. 58 E. 67.14 poles to the beginning, containing 39 1/8 acres and 7 poles of land.

Tract 2. Beginning at a stone and white oak, corner to V. B. Caldwell in Thompson’s line; thence with said line and in the line of the above tract S. 58 E. 67.14 poles to a stone, corner to Mrs. Wm. L. Henry’s lot; thence with her line and line of Chas. Sellers’ N. 32 3/4 E. 93.35 poles to a stone in Chas. Sellers’ line and corner to Harvey Sellers; thence with his line N. 58 W. 67.14 poles to a stone, dogwood and sassafras bushes in Caldwell’s line; thence with his line S.

29

32 3/4 W. 93.35 poles to the beginning, containing 39 1/8 acres and 7 poles, but there is excepted from the above and not conveyed herein 9 1/2 acres which was sold to Eugene Campbell on or about Jan. 5, 1920, as shown by deed of record in D.B. 80, page 14, in the Office of the Clerk of the Union County Court.

136-023

Tract 1. Beginning at a stone in J. G. Riddle’s line, thence S. 51 E. 116 poles to a stake; thence S. 38 1/2 W. 12 9/10 poles to a stake; thence S. 51 1/2 E. 41 4/10 poles to a white oak and elm; thence N. 38 1/2 E. 41 4/10 poles to a white oak and elm; thence N. 38 1/2 E. 22 1/4 poles to a stone, Spanish oak and hickory; thence N. 51 W. 156 8/10 poles to a stone in H. F. Kuykendall ‘s line; thence S. 40 W. 9 6/10 poles to the beginning, containing 12 1/2 acres of land.

Tract 2. A tract of land adjoining Sam Holeman on the southwest, Mrs. Ewing Kuykendall on the southeast, John G. Riddle on the Northeast and J. D. Henry on the northwest, end containing 16 acres and 25 poles of land.

Tract 3. Beginning at a stake, two sweet gums, a corner to W. N. Omer’s 16 acre tract, thence S. 40 W. 62 poles to a stake, hickory and black oak, another corner thereof, thence N. 51 E. 40-7/10 poles to a stake, two maples, hackberry and black oak; thence N. 37 1/2 E. 62 poles to a stake, corner to J. G. Riddle; thence S. 51 E. 42-9/l0 poles to the beginning, and containing 16 acres and 25 poles, ALSO 24 foot passway.

Tract 4. A tract of land containing 9 1/2 acres of land, which tract adjoins the 35 acres of Stone land, and which said tract of land was conveyed to John G. Riddle on January 19, 1891, by William J. Brummett and wife, by deed of record in Deed Book 42 at page 23, Union County Court Clerk’s Office.

Tract 5. Beginning at a stone, corner to the Shaffer land, thence S. 37 W. 78 poles to a stone and three oaks, thence S. 53 E. 86 2/3 poles to a stake, two hackberries, two maples and oak pointers; thence S. 37 E. 62 1/2 poles to a stone in line of the Daniel Stone land, thence N. 53 E. 68 2/3 poles to a stone, hickory and gum corner to said Stone; thence N. 37 E. 15 1/2 poles to a stone in the line of the Kuykendall farm, thence N. 53 W. 15 poles to the beginning, and containing 35 acres.

136-024

Tract 1. Beginning at a stake in a branch small black oak and haw bush pointers in C. R. Beavin’s line, corner to Jas. E. Beven’s 30 acres; thence with a line of the same N. 55-1/2 W. 87 poles to a stone in C. S. Campbell’s line, corner of said 30 acres; thence S. 34 W. 8 7/10 poles to a sweet gum marked fore and aft in said line; thence S. 33 W. 69 8/10 poles to a stone and three bushes, corner to Daniel Lewis and Seller line; thence S. 55-1/2 E. 86 7/10 poles to W. Stone corner to said C. R. Beaven; thence with his line N. 33-1/2 E. 77-1/2 poles to the beginning and containing 42 acres, more or less.

Tract 2. Beginning at a stone in C. R. Beaven’s line at a corner of W. B. Sutton’s land; running thence with a line of C. R. Beaven and J. A. Beaven N. 57 W. 139 2/10 poles to a post at the East corner of J. A. Beaven’s fence in the line of the Seller’s survey; thence with said line S. 32 W., l64-1/2 poles to a stone in the Weeden Survey; thence with said line S. 56 E. 136 poles to a stone, white oak, black gum and poplar, corner to the Delaney tract; thence N. 33 3/4 E. 166 2/10 poles to the beginning containing 142 acres and 25 poles of land, more or less; less 8 acres thereof conveyed to R. D. Bagby by C. S. Hughes, etc., on Feb. 9, 1915, as appears of record in the office of the Clerk of Union County Court in D. B. 71, page 538.

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Tract 3. Beginning at a stone in the line of Daniel Lewis’ Survey, corner to J. A. Sutton’s land; thence N. 56 W. 45 98/100 poles to a stone corner of W. L. Henry and J. A. Sutton and the 11 3/4 acres and 7 poles purchased by W. L. Henry; thence S. 34 3/4 W. 31 1/10 poles to a stone in the Seven Gums Road another corner of said 11 3/4 acres; thence with said road N. 891/4 E. 28 poles, S. 83 3/4 E. 29 36/100 poles, S. 47-1/2 E. 4 84/100 poles to a stake in said road in J. A. Sutton’s line; thence N. 40-1/4 E. 5 2/10 poles to the beginning, containing 4-1/2 acres of land, more or less.

136-025

Tract 1. Beginning at a stake and sweet gum corner of Wm. Brown; thence N. 37-1/2 E. 115 poles to a stake, dogwood and three black oaks on a branch; thence up said branch N. 24 W. 48 poles to a small white oak: thence N. 64-1/2 W. 69 poles to a stake and hickory in Daniel Lewis line; thence S. 32 W. 52 poles to a poplar and two gums a corner of said Lewis; thence N. 57 W. 91 poles to a stake and three hickories in Wm. Jones line; (S. 37-1/2 W. 91 poles) thence S. 53-1/2 E. 49 poles to a stake and gum, a corner of three small black oaks; (thence N. 4-1/2 E. 20 3/4 poles); thence S. 70-1/2 E. 80 poles to the beginning, containing 100 acres, more or less;-

There is excepted from the above described tract the part thereof conveyed by J. P. Pride to J. C. Hughes, etc., by deed dated January 13, 1920, recorded in Deed Book 80, page 46, and described as follows;

Beginning at a stake in dividing line between said Pride and Hughes and Waller and in the middle of the seven gums road; thence with said dividing line N. 56 W. 39.45 to a stake in Hughes and Waller’s field, corner to the Jim Sutton 4-1/2 acres, purchased of D. J, Logsden, thence with the Logsden line S. 43 W. 4.31 poles to a stake in the middle of said road, corner to said 4-1/2 acres; thence with an average line with the middle of the road S. 25 E. 13 poles S. 40-1/4 E. 8 poles to the beginning.

There is also excepted from the above described tract the part thereof conveyed by J. G. Pride, etc., to Shirley Corbett by deed dated December 9, 1946, recorded in Deed Book 128, page 342, described as follows:

16 acres of land mare or less bounded on the East by the lands of Robert Fisher and Sherley Corbett, on the South by the lands of H. T. Shouse, on the West by what is known as the Jimmie Jones Road, and across said road from the lands of J. G. Pride, and on the North by the lands of Robert Fisher, less, however, one (1) acre of land with all buildings thereon lying in the old Jimmie Jones road, and being part of the 100 acres of land conveyed to J. G. Pride on March 22, 1937, by W. H. Lindo, Master Commissioner, as shown by deed of record In Deed Book 101, page 216, Office of the Clerk of the Union County Court.

Tract 2. Beginning at a dead hickory corner to J. A. Logsdon’s almost one of the original corners of the W. N. Berry tract: thence N. 57-1/4 (S. 53 3/4) E. l4l-1/2 poles to a stake and two hickories (one down) corner to Logsdon and J. T. Campbell; thence with Campbell S. 74 E. 58.2 poles to a stone S. 68-1/2 E. 77-3/4 poles to a stake and sweet gum; thence N. 75 E. 33 3/10

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poles to a stake in Wm. Campbell’s line, a corner to W. and A. Waller, now James Pride 76 3/4 acre tract; thence with their line S. 10-1/4 E. 89.2 poles to a stake In a ditch at the mouth of another ditch, corner to Wm. Omer’s 75 acres; thence with his line S. 787-1/4 W. 101.9 poles to a stake in a branch; thence up the branch N. 49 W. 2.2 poles; N. 24 3/4 W. 3 poles; N. 32-1/2 W. 33-3/4 poles; N. 10-1/2 W. 4.4 poles; N. 5l-1/2 W. 2-1/2 poles; N. 24-3/4 W. 2 poles; N 59-1/2 W. 3.2 poles; N. 15-1/2 E. 6-2/3 poles to a stake in the west side of said branch in the original line of Jones and Riddle; thence N. 51 W. 45 pole: to a stake in the North side of said road corner to B. F. Riddle ‘s 5 3/4 acres; thence with same N. 46 E. 2.2 poles to a stake ; thence up said ditch N. 38-1/4 W. 22-1/4 poles; N. 23 3/4 W. 10 poles to a fork of the ditch; thence with the left prong N. 54-1/2 W. 39 poles; N. 51-50 W. 29 3/4 poles to a stake and sweet gum; thence N. 89-1/2 W. 13.6 poles to a stake in said Riddle line; thence N. 5l W. 120.8 poles to a stake and two small black oaks; thence N. 38-1/2 E. 43.2 pales to the beginning, containing 139 5/9 acres;

Tract 3. Beginning at a stone in the Seven Gums Road corner to C. M. Callendar 39 acres; thence S. 38-1/2 W. 84-1/2 poles to a stake, hickory corner to J. A. Sutton’s Jones tract; thence S. 33-1/2 (53) E. 114 poles to a stake, three small hickories, corner to said Sutton 99 acre: (Bogle tract); thence N. 40-1/4 E. 35.9 poles to a stake in said road corner to the 4-1/2 acres; thence with said road N. 47-1/2. W. 4.4 poles; N. 83 3/4 W. 20.36 poles; S. 89-1/4 E. (W.) 29.74 poles; N. 36-1/2 W. 46 poles; N. 69 3/4 W. 14 poles; N. 42 3/4 W. 10 poles; N. 13-1/2 W. 31.22 poles to a stake in W. L. Henry’s line, corner to the 113 3/4 acres; thence N. 57-1/2 W. 2.16 pole to the beginning, containing 62.7 acres and one pole of land.

136-026

Beginning at a stone corner with Sam Hughes in T. I. Berry’s line runs S. 39 — 56 W. 3227.8 feet to a stake thence S. 48 E. 290 feet to a stake; thence S. 37 — 11 W. 182 feet to a stake in center of public road, thence along road S. 51 — 54 E. 924 feet to a stake, thence S. 1 — 19 W. 423 feet to a stake in center of road corner of the road corner with T. I. Berry thence along road S. 51 — 30 E. 587 feet to an iron pin corner with Chas. Robertson’s dower, thence S. 51 — 30 E. 415 feet to stake in center of intersection of two roads corner with dower of Chas. A. Robertson and in Sam Omer’s line, thence down the public road N. 37 — 26 E. 767 feet to a stake thence N. 36 — 05 E. 905 feet to stake in center of road, thence N. 33 — 40 E. 974 feet to stake in center of road corner to Will Omer in Sam Hughes line, thence leaving the road with the line of Sam Hughes N. 52 W. 1105 feet to a stake, thence N. 40 — 02 E. 1101 feet to a stake; thence N. 49 — 51 W. 1192 feet to the point of beginning, containing 165 acres.

136-030

Parcel 1, Tract 1. Beginning at a stone south corner of the Quinn tract in the line of Hardy and in the original line of the George Lewis Survey; thence S. 58 E. 7 1/4 poles to a stone corner to Hardy and Logsdon; thence with line of Logsdon and William Graves S. 56 3/4 E. 94 3/4 poles to a stone in the original George Lewis line, corner to Daniel Lewis tract; thence with a line of same and the J. A. Beaven tract N. 32 E. 188 3/4 poles to a stone corner to C. S. Campbell in Beaven’s line, old call four maples in a flat; thence N. 58 W. 99 1/4 poles to a stone and white oak pointers; thence S. 32 3/4 W. 185 poles to the beginning, containing 117 3/4 acres.

Parcel 1, Tract 2. Beginning at a stone, corner of J. A. Sutton and W. L. Henry; thence N. 56 W, 92 42/1DO poles to a stake in the Seven Gums Road; thence with the Road S. 13 1/2 E. 31 22/100 poles, S. 42 3/4 E. 10 poles, S. 69 3/4 E. 14 poles S. 36 1/2 E. 46 poles, N. 89 1/4 E. 1 74/100 poles to a stone, corner to the 4 acres; thence with same N. 34 3/4 E. 31 1/10 poles to the beginning, containing 11 3/4 acres and 7 poles, more or less.

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Parcel 2, Tract 1. Beginning at a stake in the center of the Salem Road at the South corner of the Engles three acre tract in J. N. Ware’s land; thence with Ware’s line S. 51 E. 21 1/2 poles to a stake and sweet gum, a corner of Ware; thence with Stone’s line S. 39 W. 82 7/10 poles to a stone, two poplars and black gum at the south corner of Stone’s tract in Shep Tucker’s line (original corner of the Nennett Anderson 32 acre tract) thence with Tucker’s line S. 63 E. 107 1/2 poles to a stake, two Mulberries, ash and hackberry east corner of Shep Tucker and Smith’s line; thence with Smith and Coleman line, North 38 1/2 East 173 poles to a stone and sassafras at the North corner of Wm. Coleman’s land in Buckner’s line (passing the corner of Smith and Coleman with 9 poles) thence with Buckner’s line, now Shrote Brothers, N. 50 1/2 W. 125 poles to a stake a corner of Willard Ghormley and Nelse Tucker and W. S. Buckner’s tract; thence with the Salem road and Ghormley’s, S. 33 3/4 W. 20 1/2 poles; thence S. 45 W. 60 poles to a corner of Ghormley and Engle’s three acre tract; thence with Engle’s line S. 35 1/4 W. 15 1/2 poles to the point of beginning, containing 128 1/2 acres of land, more or less, being reserved from the survey 4 15/100 acres of land sold to the L. & N. Railroad Company.

Parcel 2, Tract 2. A tract or parcel of land situated in the County of Union and State of Kentucky, and being 80 feet in width lying 40 feet in width on each side of the center line of main track of the L. & N. Railroad as the same now is or is hereafter to be located, said tract or parcel of land beginning at the property line between J. P. Anderson and Shrote Brothers at Construction Station 302 + 81; thence South 14 east 40 feet in width on each side of and parallel to and adjoining said center line of the Main track, a distance of 2254 feet to construction station 325 plus 35 in the property lines of said J. P. Anderson between the lands of J. P. Anderson and William Coleman, containing 4.15 acres, more or less.

Parcel 3. Beginning at a point in the old Morganfield-Salem Road; thence S. 38 — 50 W. 119.8 feet down the Old Morganfield Salem Road to a point in the center of said road; thence S. 44 — 30 E. 457.5 feet to the property line fence of M. Timmons and A. G. Shrote; thence with said property line fence N. 25 — 42 E. 229.8 feet to a property line corner; thence N. 61 — 58 W. 379 feet to the point of beginning, containing 1.681 acres.

136-031

Tract 1. Beginning at a black gum and two sassafras trees in the line of the original survey, a corner to lot No. 2, thence with a line of the same N. 36 1/2 E. 52 poles to a white oak and dogwood a corner to same; thence N. 53 W. 284 poles to two hickories and white oak in ridge in a line of the original survey, thence S. 36 1/2 W. 52 poles to a stake in Campbell’s line; thence with his line S. 53 E. 284 poles to the beginning, crossing a branch at 38 and passing Campbell’s corner at 47 poles, containing 92 1/4 acres, more or less.

There is excepted from the tract above described a part thereof conveyed to Wm. Jones by Holland Riddle, by deed dated January 19, 1894, recorded in Deed Book 46, page 3, and bounded as follows:

Beginning at a stake in the Wolf Branch and in the dividing line, thence with said line S. 51 E. 15 3/4 poles to a white oak and mulberry (corner down) thence S. 40 W. 11 6/10 poles to a stake in said branch, thence with the branch and its meanders up stream to the beginning containing 1 1/4 acres.

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Tract 2. Beginning at a stone in the original dividing line in the hollow; thence S. 51 E. 112 poles to a stake in said line on the North side of the Wm. Jones road; thence N. 46 E. 3 1/10 poles to a stake 5 poles S. 38 1/4 E. of the mouth of a ditch; thence up the middle of said ditch N. 38 1/4 W. 22 1/10 poles; N. 32 3/4 W. 10 poles to a fork of said ditch; thence with the West fork thereof N. 54 1/4 W. 39 poles, N. 51 — 50 W. 29 3/4 poles to a stake 5 feet from a sweet gum; thence N. 89 1/4 W. 13 6/10 poles to the beginning, containing 5 3/8 acres of land, more or less.

Tract 3. Beginning at a stone East corner of the 220 acres a corner of Henry Kuykendall; thence S. 31 1/4 W. 65 poles to a stone in his line; thence N. 54 1/2 W. 67 7/10 poles to a stone, a corner to No. 1 and No. 2, thence N. 37 E. 64 8/10 poles to a stone in the N. E. line of the 220 acres, a corner of Jam. Graves lot; thence S. 54 1/2 E. 61 2/10 poles to the beginning, containing 26 acres, less however one-half acre heretofore conveyed to Common School District No. 28, leaving in this tract 25 1/2 acres, more or less.

Tract 4. Beginning at a stone corner to the John Graves tract of land also a corner to Henry Kuykendall, thence with a line of Holland Riddle North 53 W. 15 1/4 poles to a stone in said line; thence S. 37 W. 10 1/2 poles to a stone planted in a field; thence S. 53 E. 15 poles to a stone in Henry Kuykendall’s line; thence N. 37 E. 10 1/2 poles to the beginning, containing one (1) acre of land;

136-032

Tract 1. Beginning at a stone in W. N. Omer’s land, a corner to Daniel Stone Survey; thence with Omer’s line N. 50 1/2 W. 51.6 poles to a stone, corner to John Goad’s 24 acre tract; thence with a line thereof S. 38.25 W. 50.15 poles to a stone; thence S. 50.5 E. 50.62 poles to a stone in the line of the said Stone Survey; thence N. 40 E. 50.15 poles to the beginning, containing 16 acres.

Tract 2. Beginning at a stone in the line of the Dr. Graves survey, corner to J. B. Goad’s 24 acre tract; thence with said line S. 34.75 W. 24.15 poles to a stone in said line, a corner to the remainder of the 114 acres and 19 poles of which this Is a part, thence S. 50-5 E. 108.62 poles to a stone in the line of the Daniel Stone survey; thence N. 40 E. 33.6 poles to a corner of the above described 16 acres, N. 50- 05 W. 50.62; thence with Goad’s line S. 38.75 W. 9.45 poles; N. 50.25 W. 61.1 poles to the beginning, containing 19 5/9 acres.

Tract 3. Beginning at a stone corner with the Graves survey, thence with a line thereof S. 32 W. 60 poles to a stone in said line, thence S. 51.25 E. 60.1 poles to a stone; thence N. 38.75 E. 59.6 poles to a stone in the line of Henry Riddle survey; thence with a line thereof N. 51.25 W. 61 poles to the beginning, containing 24 acres.

Tract 4. Beginning at a stone in the line of the J. M. Graves survey, corner to W. N. Omer thence with his line S. 50.5 E. 108 poles to a stone in the line of the Daniel Stone survey, a corner to Omer; thence S. 40 W. 32.78 poles to a stone in said line, corner to H. F. Kuykendall ‘s 33 acres; thence with a line thereof N. 50 1/2 W. 105 1/4 poles to a stone in Graves line, corner to said 33 acres; thence N. 33.5 E. 32.85 poles to the beginning, containing 22 acres.

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Tract 5. Beginning at a stake and 2 sweet gums, corner to said Henry’s 40 acre tract; thence N. 33.5             51 poles to a stone, corner to 22 acres cut off for the heirs of said Kuykendall by heirs wife of H. F. Kuykendall; thence with a line thereof S. 50.25 E. 105.5 poles to a stone in the line of the Daniel Stone survey, thence S. 40 W. 50 1/4 poles to a stone in said land, a corner to J. G. Riddle’s 35 acre tract; thence N. 51 W. 99.5 poles to the beginning, containing 33 acres and 3 poles of land.

136-035

Tract 1. Beginning at a stone and sassafras, south corner of Mrs. Riddle’s land; thence with the line of the Fleming survey S. 50 1/4 E. 46 poles, S. 51 1/2 E. 91 poles to a stake in said line on the South side of the Caseyville road; thence S. 75 E. 23 poles to a stake, thence up a branch N. 2 1/2 E. 8 poles; N. 20 E. 30 poles; N. 1 W. 15 poles, N. 35 E. 6 1/2 poles to a black gum on said branch; N. 11 1/2 W. 88 poles to a stake; thence S. 78 1/4 W. 107.6 poles to a stake in Mrs. Riddle’s line; thence S. 37 1/2 W. 34.4 poles to the beginning, containing 75 acres, more or less.

136-036

Tract 1. Beginning at a stone in the West line of the old Graves 220 acres and corner to Lot No. 3 in division thereof; thence S. 37 W. 69 poles to a stone corner of said 220 acres; thence S. 51 1/4 W. (E.) 64 poles to gum; thence N. 38 3/4 E. 54 1/2 poles to a stone, poplar and black gum; thence S. 50 3/4 E. 7 4/10 poles to a stone; N. 37 E. 18 6/10 poles to a stone, corner to Lot #3; thence with same N. 54 1/2 W. 72 8/10 poles to the beginning, containing 29 1/2 acres of land;

Tract 2. Beginning at a stone in D. T. Omer’s line, corner to John M. Graves 29 1/2 acre tract; thence S. 50 E. 18 1/2 poles to a stone, corner to Mrs. Chas. Robertson’s land; thence N. 38 1/4 E. 11 4/100 poles to a stake; thence N. 47 W. 18 8/10 poles to a stone in another of Omer’s line, corner to Mrs. Robertson’s; thence with Omer S. 38 1/4 W. 12 7/100 poles to the beginning, and containing 1 1/3 acres.

Tract 3. Beginning at a stake in the south side of a hollow and corner to Ben Omer in the Northeast line of the original survey; thence S. 36 1/4 W. 58 poles to a stake on the West side of a branch; thence down said branch S. 21 1/4 W. 75 1/3 poles to a stake on east side of said branch; thence S. 55 W. 12 poles to a stake on the North side of said branch; thence S. 37 W. 57 1/4 poles to a stake, dogwood and white oak in W. M. Ball’s line; thence N. (S) 52 E. 32 1/4 poles to a stake in the original survey; thence with said line S. 36 3/4 W. 75 7/8 poles to a poplar and black oak; thence S. 52 E. 33 7/8 poles to a stake in C. C. Smith’s line; thence N. 36 E. 277 3/4 poles to a stake in line of Jas. Fleming’s survey; thence with the same N. 52 1/2 W. 31 2/3 poles to a black gum and two white oaks, corner to the Bell and Quarlers survey; thence N. 51 1/4 W. 61 1/2 poles to the beginning, containing 111 acres.

136-037

Tract 1: Beginning at a stake in Ben S. Omer’s line, corner to Mrs. Ollie Parson’s 54 acres; thence with her line S. 3. 1/2 W. 284 1/2 poles to a stake in Torn Farley’s line, a corner to said 54 acres; thence down the Pond ditch with Farley line S. 50 1/2 E. 33 62/100 poles to a stake in said ditch, corner to Miss Lizzie Ball’s 64 3/4 acres; thence with her line N. 39 1/2 E. 283 1/2 poles to a stake in the north line in the survey, another corner to said 63 3/4 acres; thence N. 49 1/2 W. 33 62/100 poles to the beginning, containing 59 acres. There is included in this conveyance the L. & N. Railroad right of way property which crosses said tract of land at the approximate center of same and said right of way being approximately 80 feet in width.

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Tract 2: Beginning at a point at the intersection of U. S. Highway #60 in the Lee Humphrey road; thence running North along said Highway 900 feet to Bradfield’s line, thence with right angles to the right along said Bradfield’s line 315 feet to a point in the Morganfield and Sturgis road, thence running south along the Morganfield and Sturgis road 395 feet to a point at the intersection of the Morganfield and Sturgis road and the Lee Humphrey road thence with right angles to the right and running along the said Lee Humphrey’s road 90 feet to the point of beginning, containing about 3 1/4 acres, more or less.

136-038

Beginning at the stone in Lynn’s line a corner of V. T. Pritchett at the forks of the road the same being the north corner of Wm. Ball’s farm; thence with the road S. 38 1/2 W. 135 3/4 poles to a stake in the road in the east line of the Morganfield and Atlanta R. R. thence with the said right of way S. 38 1/2 E. 71 poles to a stake in said right of way thence N. 38 3/4 E. 149 poles to a stone in Lynn’s line; thence with same N. 49 W. 67 1/2 poles to the place of beginning and containing 60 acres.

136-040

Tract 1. Beginning at a stone west corner of the Robinson tract, thence N. 37-1/2 E. 99 4/10 poles to a stake, poplar and two gums; thence S. 51 E. 100 6/10 poles to a stone in the east line of the 200 acre tract; thence S. 37-1/4 W. 99 4/10 poles to a stone S. corner of the 200 acre tract; thence N. 51. W. 161 2/10 poles to the beginning, containing 100 acres.

Tract 2. Beginning at a stake and corner to Jas. Logan’s 13 acres and 46 2/3 poles tract of land on line of Wm. Robinson; thence N. 37 1/4 E. 59 9/10 poles to a stake and corner of Jno. G. Anderson; thence N. 51 3/4 W. 35 poles and 21 links to a stake in John Anderson’s line; thence S. 37-1/4 W. 59 9/10 poles to a stake in Logan’s line; thence with said Logan’s line, S. 51 3/4 E. 35 poles and 21 links to the beginning, containing 13 acres and 46 2/3 poles.

Tract 3. Beginning at a stake in Win. Coleman’s line; thence S. 54 L 8 poles to a stake in Coleman’s corner; thence S. 50 E. 60 poles to a stake at Robinson’s line and corner to Wm. Henry’s 31-1/4 acre tract; thence N. 31-1/4 E. 20-1/2 poles to a stake in W. S. Robinson’s (now Slanton’s line) thence N. 57 3/4 W, 74 poles to a stake in Sam Roark (now Coleman’s line) thence S. 22-1/2 W. 31-1/2 poles to the beginning, containing 13 acres and 46 2/3 poles of land and adjoins the foregoing tracts.

136-048

Beginning at a point, the extreme North corner, and corner of Bruce Beavin’s land; running thence with line of Bruce Beavin, South 45 degrees West, a distance of 1584 feet to point at a corner, also corner of Bruce Beavin’s land; thence with said Beavin’s line, South 44-1/2 degrees east, 1970.8 feet to a point, corner of the Joe Crodus lot; running thence around the Joe Crowdus lot, North 68 degrees east 474 feet to Kentucky State Highway; thence leaving said Highway and running with the line of Mrs. G. L. Drury, South 44-1/2 degrees east 780 feet to a point at a corner; thence running with line of Utley, North 42 degrees West 2205 feet to a point,

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corner of Utley; thence with line of Utley, North 46-1/2 degrees east, 511.5 feet to a public lane; thence running with said lane, North 43 degrees West 501.5 feet to a point, corner to Gordon Beavin; thence with line of Gordon Beavin, South 48-1/2 degrees West, 1014 feet to the center of the old Little Union-Pride Road; thence with the old road, South 30 degrees east 83.2 feet to a point in the old road; thence leaving said old road and running with Bruce Beavin’s line, South 71-1/2 degrees West, 322 feet to a point, corner to Bruce Beavin; thence with line of Bruce Beavin, North 46-1/2 degrees West 552 feet to the point of beginning, containing 157.5 acres, more or less, exclusive of the land in the State Highway right of way, according to survey made January 8, 1955, by R. H. Stodghill, Registered Professional Engineer (No. 2145) Morganfield, Kentucky.

136-049

Tract 1: Beginning at a poplar and gum in Matthews line and running thence N. 36-1/2 E. 119 6/10 poles to a stake 4/10 of a pole N. 37 E. of a sugar tree; thence S. 51 E. 127 3/4 poles to a stone, corner to Callender’s; thence S. 35 3/4 W. 117-84/100 poles to a stake in Matthews’ line; thence N. 51 3/4 W. 129 3/10 poles to the beginning, containing 94-1/2 acres and 14 poles of land, less 11 5/8 acres conveyed by Martha Quinn to J. B. Humphrey, and being same land conveyed to R. E. L. Humphrey on Jan. 9, 1904, by A. C. Campbell and wife by deed recorded in the Office of the Clerk of the Union County Court in Deed Book 57, page 708.

Tract 2: Beginning at a stake (rock) in Win. Coleman’s (now Win. Bell) line, S. 50 E. 18 feet to the center of the public road; thence with the center line of said road N. 22-1/2 E. 31-1/2 poles to a stake in the center of said road and in original line of the 13 acre survey; thence N. 57 3/4 W. 18 feet to a rock in Coleman’s (now Bell’s) line; thence S. 22-1/2 W. 31-1/2 poles to the place of beginning, containing 22/100 acres, more or less.

Tract 3: A strip of ground extending from the South corner of the 11 5/8 acre tract allotted the Berry Heirs, to the Humphrey road, beginning at the south corner of the 11 5/8 acre tract and running S. W. along the line of R. E. L. Humphrey, a distance of 46 6/10 poles to the Humphrey road and to be 7 poles in width wide enough to make two acres. This being a part of the 41-3/4 acre tract conveyed to J. B. Humphrey by W. J. Henry and others, under deed recorded In D. B. 33, page 334, Union County Clerk’s Office.

136-056

Tract 1. Beginning at a point in the center of the old Sturgis and Morganfield road (now abandoned) at the West corner of the Salem cemetery, near Salem church; running thence with the cemetery S. 51 E. 26 8/10 poles to another corner of same; thence with the cemetery N. 25 E. 11 7/10 poles to post and large oak tree East corner of the cemetery and in line of A. G. Shrote; thence with Shrote’s line and a line of the Cullen farm (now owned by Timmons) S. 52 1/4 E. 122 poles to the South corner of said Timmons and in line of the Smith land (now R. E. L. Humphrey) thence down a large ditch and with Humphrey’s line S. 39 3/4 W. 70 poles; corner of Lee Humphrey’s (Olliver tract) thence up said small ditch S. 39 3/4 W. 46 poles to a sycamore tree in Lee Humphrey’s line and at the East corner of the Dr. B. F. and T. E. Humphrey tract; thence with a line of said latter tract, N. 53 1/2 W. 34 6/10 poles to a black oak tree in a fence line; thence N. 62 1/2 W. 101 2/10 poles to a point in the center of the old Sturgis and Morganfield Road (now abandoned) another corner of Dr. B. F. and T. E. Humphrey tract and in line of the Shoemaker land; thence following the center of the old abandoned road N. 14 3/4 E. 24 poles; thence N. 30 E. 79 poles to gate across said road; thence N. 41 E. 23 6/10 poles to the place of beginning and containing 111 2/10 acres, according to survey of C. W. McElroy’s surveyor, made April 24, 1945.

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Tract 2. Beginning at a point on the east R. of W. line of a Federal Highway #60 about 5 miles S. E. of Morganfield, Ky., said point being corner of fence between Moman and Shroate; thence running S. 29° 30’ W. with R. of W. line of said U. S. Highway #60, a distance of 196’ to a fence corner on said Highway R. of W. line; thence S. 56° 20’ E. running with fence a distance of 384’ to a point in the center line of the old Sturgis Road; thence with the center line of the Old Sturgis Road N. 52° 20’ E. a distance of 195’ to another point in the center line of the old Sturgis Road, corner to Shroate; thence with line fence of Moman and Shroate N. 55° 00’ W. a distance of 460.5’ to the point of beginning.

136-058

Beginning at a stone, corner to Stalon formerly Robinson; thence N. 37 E. 117 poles to a black walnut; corner of 24 acres sold to Robinson and James Henry; thence S. 66 E. 36 poles to a stone; thence N. 37 E. 22-1/6 poles to a stone; thence S. 52-1/2 poles to a stone; thence N. 37 E. 52 poles to a stone, another corner of said 24 acres in Hudson’s line; thence S. 51 3/4 E. 44-1/2 poles to a stake, corner of John H. Robinson’s 10 acres; thence with his line S. 37 W. 64 poles to a stone; thence S. 51-3/4 E. 25 poles to a stake, oak, black oak and ash, a corner of said Robinson in Omer’s line; thence S. 37 W. 137 poles to a stake, ash, elm and sweet gum, a corner of said Omer, thence N. 51 1/2 W. 120 poles to the beginning, containing 116-1/4 acres.

136-059

Tract 1: Beginning at a harrow tooth driven in the middle of the Seven Gum Road, a corner of the remainder of the 96 acres purchased by said Hughes and Waller of J. A. Sutton; thence with a line thereof S. 3 1/4 E. 40.85 poles to a stake on east side of a ditch, sycamore and two willows market pointers in J. P. Pride’s line, a corner of said remainder; thence with said line S. 23 E. 28.22 poles to a fence post at the corner of R. D. Bagby’s field; thence with his line N. 65 E. l15.45 poles to a stone north of the middle of said road; thence with the road N. 71 W. 11 1/2 poles to a stake in the middle of the road; thence along the middle thereof N. 77 W. 34.84 poles; N. 82 W. 25-1/2 poles; N. 83 3/4 W. 21.03 poles; N. 89-1/2 W. 28.18 poles to the beginning, containing 28.25 acres and two square poles of land.

Tract 2A. Beginning at a stake on the South side of the Public road, corner of J. P. Pride; thence N. 17-1/2 E. 1929 feet to a stake, corner with Hughes & Waller, thence S. 58-1/2 E. 1897.1 feet to a stake; thence S. 70 E. 51.2 feet to a stake; thence S. 68-1/2 E. 1301.4 feet to a stake, corner in John Padgett’s line; thence S. 65 1/100 W. 652 feet to a stake in the center of the road; thence N. 71 W. 190 feet to a stake; thence N. 77 W. 575 feet to a stake; thence N. 78 W. 421 feet to a stake; thence N. 81-1/4 W. 247 feet to a stake; thence N. 89-1/4 W. 465 feet to a stake; thence S. 3-1/4 E. 839 feet to a stake, corner in J. P. Pride’s line; thence N. 55 W. 1015 feet to the beginning, containing 77 3/8 acres of land.

Tract 2B. Beginning at a stone and white oak (timber down) in Charles Alvey’s line (now Hancock) on the west side of the Morganfield and Bordley road; corner to Thomas Beavin’s 6-1/4 acres (now owned by E. L. Powell); thence with the line thereof crossing said road diagonally S. 10 3/4 E. 22.4 poles to a stone on the east side thereof corner to D. C. Hancock; thence with said line N. 71-1/2 W. 59.1 poles to a stone in J. A. Sutton’s line; thence with said line N. 66 3/4 E. 18.3 poles to the beginning and containing 5 1/8 acres of land.

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136-085 Item 41

Tract 1. Beginning at a stake where a stone and seven black gums once stood, west corner of the George Weeden Military Survey of 2400 acres, corner to the school lot; thence with the Salem road N. 48 W. 22 poles to the N. E. corner of the Omer and Shouse road; thence with same S. 39 1/2 W. 108.45 poles to a stake over a culvert in said road where the N. end of a strip purchased by Ben T. Shouse to widen said road sets in thence S. 50 1/2 E 20 feet; thence S. 39 1/2 W. 42 1/10 poles to a stake on North bank of a branch near a large three pronged water oak; thence with the original Fleming line S. 49 1/2 E. 62.38 poles to a stake in a ditch opposite ash standing on the North bank of said ditch; corner to said Campbell’s 50 acres; thence N. 39 1/4 E. 156.66 poles to a stone in the Seven Gums and Holeman Hill road, about 7 feet from wire fence on Caldwell farm North of said road; thence N. 56 1/2 W. 40.02 poles to the beginning, containing 60 acres.

Tract 2. Beginning at a stake or truck axle in the line of R. H. Stodghill and H. B. Shouse, thence N. 42 1/2 E. 101.6 poles to a stake in the center of the Ben Shouse road; thence with said road S. 51 E 52.7 poles; thence S. 37 1/ 4 W. 100.8 poles to the Northeast corner of Jack Stodghill; thence with the line of Stodghill and H. B. Shouse N. 50 3/ 4 W. 62.3 poles to the point of beginning and containing 35 acres, more or less.

Tract 3.: Beginning at a stake in road, corner with H. B. Shouse and H. M. Shouse, runs with said road N. 43-16 E. 2498 ft. to a stake in Seven Gums road at road intersection; thence with said road N. 43-17 W. 848 ft. to a stake corner with Victor Callendar and Mrs. Victor Callendar thence with Mrs. Victor Callendar S. 43-33 W. 1371 ft. to a post; thence N. 74-43 W. 960 ft. to a stake in a ditch; thence with ditch or branch N. 22-34 E. 461 ft. To a stake in ditch; thence N. 63-02 W. 820 ft. to a stake in a ditch; thence with said ditch S. 20-40 W. 958 ft. to a stake in a ditch, corner with Mrs. Victor Callendar’s in H. B. Shouse line; thence S. 45-46 E. 2285 ft. to the place of beginning, containing 84.92 a.

136-085 Item 42

An undivided 1/4 interest in and to all of the coal in and underlying the following described tract of land:

170 acres of land more or less of what is known as the Riley Woods farm located on Highway No. 60 about 5 miles South of Morganfield, Ky., and being that portion of said farm which is located on the West side of said Highway No. 60 and which Riley Woods farm as a whole is bounded as follows:

Beginning at a point in the center of the old Sturgis and Morganfield (or Salem) road a corner of Nelse Tucker, W. S. Buckman, and Hez Cullen place; running thence with the road and a line of the Cullen place S. 34 1/2 W. 20 poles; thence S. 46 1/4 W. 61 poles to a point in said road a corner of the Ingle 3 acre lot; thence with same N. 49 1/2 W. 29 poles to Northcorner of same and in line of the 96 acre tract; thence along another line of the Ingle lot and A. G. Shrote S. 38 W. 76 poles to the East corner of the O’Conner or stone tract (now A. G. Shrote) thence with same N. 50 1/ 2 W. 101 poles to the North corner of said tract and in line of the Hughes tract (now Shoemaker) thence with same N. 38 E. 30 1/2 poles to East corner of Tom Shoemaker’s land; thence with another line of same N. 50 1/2 W. 186 1/2 poles to North corner of Hughes or Shoemaker land in the center of an old abandoned lane; thence with said lane N. 40 1/ 4 E. 62 1/2 poles; thence N. 38 1/4 E. 22 poles to the West corner of the Tucker land (now Morehead and others) thence with their line S. 51 1/2 E. 102 poles; thence N. 54 E. 39 poles; thence with another line of same S. 51 E. 209.1 poles to the place of beginning, and containing 232 1/2 acres, but subject to legal highways.

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136-085 Item 42A

Tract 1. Beginning at the seven gums, a corner to the Weeden Military survey; thence with line thereof N. 32 — 16 E. 224 poles to a stake marked, near same; thence N. 52-1/2 W. 117-1/2 poles to two small sweet gums; thence S. 32 W. 218 poles to a dogwood and oak bush; thence S. 50 E. 107 poles to the beginning, containing 154 acres, more or less;

There is to be excepted from the above description, the following two tracts:

(a) Beginning at a stone and ash in the seven gums road South corner of A. G. Robertson; thence with the line of the original line of Mercer’s Military Survey; thence S. 31 3/4 W. 58 poles to a stake in the waters of Eagle Creek; thence with the several meanders thereof N. 66 W. 11 poles, N. 6 W. 5 poles N. 4l W. 14 poles, N. 29 W. 6 poles, N. 6 W. 3 poles, N. 56 W. 4 poles, N. 13 W. 6 poles, N. 71 W. 18 poles, N. 28-1/2 W. 16 poles, N. 2-1/2 E. 4 poles, N. 61 W. 7-1/2 poles, N. 45-1/2 W. 16 poles, S. 62-1/2 W. 4-3/4 poles to a stake in said creek in the East line of Carpenter’s land; thence N. 32-1/4 E. 47 6/10 poles to a stone corner to said Carpenter In Robertson’s line; thence S. 51-1/4 E. 103-4/10 poles to the beginning and containing 32-1/2 acres.

(b) Beginning at a stake corner to said school house lot in the West line of the Weeden Military Survey; running thence N. 53 W. 11 3/4 poles to a stake dogwood and black gum corner to said school house lot; thence N. 33 E. 11 7/8 poles to a stake; thence S. 53 — 11 3/4 poles to a stake in the original Military Line; thence S. 33 W. 11 7/8 poles to the beginning, containing 7/8 of an acre of land;

There was also a one acre tract of land sold off the 154 acre tract above described, to the Trustees of the Seven Gums Common School, as shown by deed recorded in Deed Book V at page 635, which one acre was later conveyed by the Union County Board of Education to B. C. Caldwell and wife, and is thus described:

Beginning at seven black gums corner; thence N. 55 W. 10 poles to a stake near the road; thence N. 32 E. 16 poles to stone, thence S. 58 E. 10 poles to a stake; thence S. 32 W. 16 poles to the beginning, containing one acre, and conveyed by said Union County Board of Education to E. C. Caldwell and wife on October 5, 1938, by deed of record in the office of the Clerk of the Union County Court in Deed Book 103, page 50.

Tract 2. Beginning at a stake, corner of school house lot in W. A. Hudson’s line, run thence N. 49-1/2 W. 13 4/5 poles to a stake in said line; thence N. 40-1/2 E. 12 poles to a stake; thence S. 49-1/2 E. 12 5/6 poles to a stake and white oak; thence S. 33 W. 12 1/5 poles to the beginning, containing 159 poles.

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136-086

Parcel 1, Tract 1. Beginning at a corner post at the N.W. corner of W. F. Corbett’s land and in line of the W. N. Omer tract; thence with a line of Omer and Sutton land N. 8 W. 143 poles to a stone on the South side of the road, a corner of the Sutton land (now owned by Pride and Son) passing the corner of Omer and the Sutton land at 48 1/4 poles; thence with another line of the Sutton land following the South side of the road N. 76 1/4 E. 82 poles to the center of the ditch known as “Wolf Branch” a corner of the Sutton land and in line of the Dan Bagby tract, thence with Bagby S. 7 1/2 E. 35 7/10 poles to the S.W. corner of -Bagby and a corner of the J. P. Pride 88 1/8 acres (Hughes) tract; thence with the said ditch or Wolf branch S. 2 1/4 E. 88 poles; thence S. 13 1/2 W. 33 2/10 poles; thence S. 36 W. 33 21/100 poles, to a point in said branch a corner of said 88 1/3 acres and also a corner of H. H. Smith and W. F. Corbett; thence with Corbett’s line N. 33 W. 26 poles; S 89 W. 26 1/2 poles to the beginning and containing by new survey 73-1/4 acres.

136-090

Parcel 1, Tract 1. An undivided 3/4 interest in and to all of the coal in and underlying the following described tract of land;

170 acres of land more or less of what is known as the Riley Woods farm located on Highway No. 60 about 5 miles South of Morganfield, Ky., and being that portion of said farm which is located on the West side of said Highway No. 60 and which Riley Woods farm as a whole is bounded as follows;

Beginning at a point in the center of the old Sturgis and Morganfield (or Salem) road a corner of Nelse Tucker, W. S. Buckman, and Hez Cullen place; running thence with the road and a line of the Cullen place S. 34 1/2 W. 20 poles; thence S. 46 1/4 W. 61 poles to a point in said road a corner of the Ingle 3 acre lot; thence with same N. 49 1/2 W. 29 poles to North corner of same and in line of the 96 acre tract; thence along another line of the Ingle lot and A. G. Shrote S. 38 N. 76 poles to the East corner of the O’Conner or stone tract (now A. G. Shrote) thence with same N. 50 1/2 W. 101 poles to the North corner of said tract and in line of the Hughes tract (now Shoemaker) thence with same N. 38 E. 30 1/2 moles to East corner of Tom Shoemaker’s land; thence with another line of same N. 50 1/2 W. 186 1/2 poles to North corner of the Hughes or Shoemaker land in the center of an old abandoned lane; thence with said lane N. 40 1/4 E. 62 1/2 poles; thence N. 38 1/4 E. 22 poles to the West corner of the Tucker land (now Morehead and others) thence with their line S. 51 1/2 E. 102 poles; thence N. 54 E. 39 poles; thence with another line of same S. 51 E. 209.1 poles to the place of beginning, and containing 232 1/2 acres, but subject to legal highways.

Same conveyed by F. E. Vaughn to H. B. Shouse and H. M. Shouse by deed dated March 23, 1948, recorded in D. B. 132, page 157; and an interest in which was conveyed by H. M. Shouse to H. B. Shouse reserving 1/4 of the minerals by deed dated October 9, 1950, recorded in D. B. 141, page 83. H. B.Shouse died testate; his will is of record in Will Book J, page 237; H. T. Shouse died intestate. See affidavit of inheritance of record in D. B. 172, page 485. The Grantors are devisees of H. B. Shouse and the widow and heirs at law of H. T. Shouse.

Parcel 1,Tract 2. Beginning at a stone, poplar and sweet gum North corner to James Slaton’s 100 acre tract; thence N. 37 3/ 4 E. 100.6 poles to a stone and Spanish oak, thence S. 51 E. 210.3 poles to a stone; thence S. 37 3/4 W. 51 2/3 poles to a stone near Joseph Henry’s orchard fence; thence N. 53 1/4 W. 17.1 poles to a stone; thence             37 1/4 W. 22.6 poles to a stone; thence N. 65 3/4 W. 36 poles to a stone and walnut in the east line of W. S. Robinson’s 200 acre tract; thence S. 37 1/4 W. 17 poles to a stone corner to James Slaton’s 100 acre tract; thence N. 50 3/4 W. 160 1/2 poles to the beginning, containing 124 acres, more or less.

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From the above boundary is excepted 35 acres conveyed by H. B. Shouse to H. M. Shouse, by deed dated July 24, 1946, recorded in D. B. 127, page 298, and described as follows:

Beginning at a stake or truck axel in the line of R. H. Stodghill and H. B. Shouse, thence N. 42 1/2 E. 101.6 poles to a stake in the center of the Ben Shouse road; thence with said road S. 51 E. 52.7 poles; thence S. 37 1/4 W. 100.8 poles to the Northeast corner of Jack Stodghill; thence with the line of Stodoill and H. B. Shouse N. 50 3/4 W. 62.3 poles to the point of beginning, containing 35 acres, more or less.

Parcel 1,Tract 3. Beginning at a black gum and three dogwoods; thence N. 37 E. 79 poles to a stake, dogwood, ash and white oak in William Anderson’s line; thence with Anderson’s line S. 51 E. 100 poles to a stake in Anderson’s line, corner to Robinson; thence S. 37 W. 80 poles to a stake, gum and oak; thence N. 51 W. 100 poles to the beginning, containing 50 acres, more or less.

Part of the same conveyed to B. T. Shouse by John G. Anderson by deed dated July 27, 1905, recorded in D. B. 59 page 623. B. T. Shouse died testate, His will is of record in Will Book G, page 516. H. B. Shouse, a devisee of B. T. Shouse, acquired the interest of the other devisees of B. T. Shouse in part of said property by deeds as follows: Vyra Adams, dated April 1, 1919, recorded in D. B. 79, pace 168; Mary Shouse Cullen, dated December 24, 1919, recorded in D. B. 78, pace 583; Nora Shouse Davis, dated August 24, 1942, recorded in D. B. 111, page 454.

H. B. Shouse died testate. His will is of record in Will Book J, page 237. One of his devisees, H. T. Shouse, died intestate. See Affidavit of inheritance of record in D. B. 172, pace 485. By deed dated March 4, 1959, recorded in D. B. 165, page 501, Mary Cullen, et al, devisees and heirs at law of B. T. Shouse, conveyed to the grantors all of their interest in said tract of land.

136-091

Tract 1. Beginning at a stake corner of lot 2 as shown on John B. Riddle plat surveyed by him for W. A. Hudson in the Fleming line the Robinson line heretofore S. 50 E. 60 poles to a dogwood, white oak and black gum Fleming line; thence N. 38-1/2 E. 162-1/2 poles to a dead hickory in the big road in the Meador line; thence N. 58-1/2 W. 50 poles to a stake in the Weeden line near a shop, thence S. 39-1/2 W. 159 poles to the beginning containing 50 acres and being the same conveyed to the Grantor, R. B. Campbell and to J. W. Campbell on the 16th day of Feb., 1887, by H. V. Arteburn and wife, by deed recorded in Union County Court Clerk’s office, in D. B. 37, at page 534. The interest of J. W. Campbell in said land was conveyed by him to the Grantor, R. B. Campbell, on Aug. 29, 1892, by deed recorded in D. B. 44, at page 104;

Tract 2. Being a balance of a tract of 60 acres of land, more or less, conveyed by R. B. Campbell and wife to H. B. Shouse on the 8th day of Jan., 1916, by deed recorded in Union County Clerk’s Office, in deed Book 72, at page 502. The said tract of 60 acres of land is the same conveyed to R. B. Campbell and J. W. Campbell by E. C. Carpenter and wife, on the 31st day of Jan., 1884, by deed recorded in Union County Clerk’s Office, in Deed Book 34, page 430, on the 29th day of August, 1892. R. B. Campbell conveyed his one-half interest in said 60 acres of land to A. C. Campbell by deed recorded in Deed Book 44, at page 77, and on the 29th day of Jan., 1899, A. C. Campbell conveyed his one half interest in said land to R. B. Campbell, by deed recorded in Deed Book 52, at page 280, and on Jan. 10, 1901, J. W. Campbell conveyed his one half interest in said land to R. B. Campbell, by deed recorded in Deed Book 54, at page 603 (1 3/5 acres).

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136-098 Item 51

Parcel 9-E.R. Morton, Commissioner Tract

Beginning at a stake in the North line of the original survey, corner to Mrs. Ellen Dorris’ 59 acres (now owned by McGee & wife); thence S. 39 1/2 W. 283 1/2 poles to a stake in Pond Ditch in the North line of the Farley tract; thence S. 50 1/2 E. 37 7/10 poles to a stone in said ditch and in said Farley’s line, corner to Mrs. Missie Davis 64 3/4, thence with her line N. 39 — 6 E. 282 53/100 poles to a stake in line of Thomas Henry tract and Thornton Berry; thence with his line N. 49 1/2 W. 35 35/100 poles to the beginning, containing 64 acres and 30 poles excluding the railroad bed but including the coal thereunder being tract #4 in the division of the lands of William Ball by Commissioner of the Union Circuit Court.

Parcel 10-Mrs. Ollie Parsons’ Heirs Tract

Beginning at an iron pipe in Robt. A. Lynn’s line East corner to Stella McGee’s 60 acres; thence with her line S. 39 1/ 2 W. 149 1/4 poles to an iron bar in the North line of the L&N Railroad bed corner to said 60 acres; thence with said line N. 38 1/ 2 W. 8 poles to a stake in said line; thence S. 39 1/2 W. 81 3/4 feet to a stake in south line of said railroad; thence with John Ball’s line, same course 134 1/2 poles to a stake in the pond ditch, corner to said Ball’s 51 3/ 4 acres; thence down said ditch with Tom Farley’s line S. 50 1/2 E. 35 3/100 poles to stake in said Farley’s line, corner to Mrs. Ellen Love’s 59 acres, thence with her line N. 39 1/2 E. 284 1/ 2 poles to a stake in Ben S. Omer’s line corner to said 59 acres; thence N. 49 1/2 W. 27 6/100 poles to the beginning, containing 54 acres, exclusive of the R. R. but including the coal thereunder. Being tract No. 2 in division of the lands of Wm. Ball, and being the same land conveyed to Mrs. 0llie Parsons on November 20, 1912, by deed of record in Commissioner’s Deed Book 3, page 6, Union County Clerk’s Office.

Parcel 11-Missie Davis Tract

Beginning at a stake in Thornton Berry’s line corner to Miss Lizzie Ball’s 64 3/4 acres and 30 poles; thence with her line S. 39 W. 282 53/100 poles to a stake in the pond ditch in the north line of the Farley survey, corner to said 64 3/4 acres and 30 poles; thence with said line down said ditch S. 50 1/ 2 E. 37 73/100 poles to a stake in the compromised line which is located 1 4/100 poles East of the original East line of the Quarles Military Survey, thence with said compromise line N. 38 E. 281 1/2 poles to a stake now a corner to said Berry’s land, thence N. 49-1/2 W. 35 35/100 poles to the beginning, containing 64 3/4 acres and 30 poles exclusive of the railroad bed but including the coal thereunder being lot 5 in the division of the lands of Wm. Ball.

136-108

Tract 1. Beginning at a point in the Jim Day Road corner to Seigler, running thence S. 34—30 E. 480 ft. to a point in a curve in said Jim Day Road; thence continuing with said road S. 8—15 E. 615 ft. to a point on said road; thence S. 10 — 00 E. 404 ft. to a point in Jim Day Road, corner to H. T. Shouse; thence leaving said road and running with line of H. T. Shouse N. 74 — 00 E. 830 ft. to a point, corner to Shouse; thence continuing with line of Shouse S. 11 — 00 E. 620 to

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another corner to Shouse; thence continuing with line of Shouse N. 89.00             1910 ft. to a point in line of Shouse in the Little Union-Cullen road; thence with said Little Union-Cullen road N. 9 — 00 E. 415 ft. N. 16 — 00 E. 200 ft. N. 24 — 00 E. 600 ft.; North 140 ft. to a point in the Seven Gums Road; thence with said seven Gum Road N. 71 — 30 W. 800 ft. to a point corner with Seigler; thence with line of Seigler S. 69 — 30 W. 1920 ft. to a point, corner with Seigler; thence continuing with line of Seigler N. 24 — 30 W. 420 ft.; N. 53 — 15 W. 200 ft. N. 63 — 00             800 ft. to the point of beginning, containing 81.94 acres, less, However, a 1 acre lot on the Jim Day Road, said lot being the residence of Jim Day.

Tract 2. Being and lying across and on the East side of the Little Union-Cullen Road and bounded as follows:- on the West by the Little Union-Cullen Road; on the South, East and North by an old road, line of Mrs. G. L. Drury and containing 4 acres, more or less.

136-174 136-255

Beginning at a corner post in the south right of way line of the Walkers Shop — Seven Gums Road, corner to B. T. Shouse; thence with B. T. Shouse South 39 degrees 56 minutes West 1235.12 feet to a corner post, original corner of the tract known as the Anderson land, corner being in the line of B. T. Shouse; thence continuing South 39 degrees 10 minutes West 105.24 feet to a division corner in the line of B. T. Shouse and B. T. Shouse Estate, said corner being 36 feet from a 42” black oak pointer; thence with the division line of B. T. Shouse Estate and a small branch North 78 degrees 17 minutes West 958.25 feet to the intersection of the branch and a ditch a corner, the line passing equally distant between two black oak pointers on the banks of the branch; thence continuing with the division line up the ditch North 18 degrees 35 minutes east 469.79 feet to a fork of the ditch, the corner being eight feet from a wild cherry pointer, thence up the ditch and the division line of B. T. Shouse estate N. 67 degrees 26 minutes west 836.25 feet to a twin black oak division corner of the B. T. Shouse estate in the line of the Anderson tract, said corner being on the bank of a large ditch; thence with the line of B. T. Shouse South 15 degrees 40 minutes west 972.57 feet to a corner in the old Military line, center of the ditch twelve feet from a black oak pointer, said corner being the corner with H. B. Shouse; thence with the military line and H. B. Shouse north 49 degrees 52 minutes west 1680.74 feet to the south corner of the Mount Gilead Colored Cemetery which is 134 feet from the center of the old road; thence with the cemetery north37 degrees 58 minutes east 282.15 ft. to the east corner of the cemetery; thence north 54 degrees 19 minutes west 237.55 feet to the north corner of the cemetery in the old Morganfield-Arnold Road, also a corner to John Shrote; thence with the center of the road and John Shrote the following courses and distances; North 16 degrees 30 minutes east 379.54 feet; north 19 degrees 12 minutes east 334.35 feet; north 26 degrees 45 minutes east 236.08 feet; North 35 degrees 41 minutes east 309.70 feet; North 11 degrees 42 minutes east 418.91 feet to a corner with John Shrote in the South right of way line to the Walker’s Shop — Seven Gums Road; thence with the South right of way line the following courses and distances, 216.67 feet with an 11 degree curve to the left, the chord being South 57 degrees 38 minutes east 215.22 feet; thence South 69 degrees 36 minutes east 102.86 feet; thence 259.54 feet an 11 degree curve to the left, the chord being South 87 degrees 10 minutes east 256.88 feet; thence North 79 degrees 19 minutes east 378.46 feet; thence 283.44 feet with a sixteen degree curve to the right; the chord being South 76 degrees 43 minutes east 899.42 feet; thence 326.65 feet with a 2 degree 30 minute curve to the right, the chord being South 52 degrees 20 minutes east 325.73 feet; thence North 27 degrees 39 minutes east 4.24 feet; thence South 47 degrees’ 26 minutes east 1662.89 feet to the beginning, containing 165.6 acres, according to Survey of Jones and Donan Civil Engineers, made October 20, 1942.

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Also, that part of the Anderson Tract which is included in the County road between the South boundary line of the Walker Shop-Seven Gums Road and at the South boundary line of J. C. Gatlin, Mrs. E. Carpenter and Victor Callender, including the minerals thereunder;

Said property was conveyed to Strother Watson by M. B. Hammock, et ux., by deed dated March 15, 1947, recorded in Deed Book 129, page 196; Strother Watson died intestate see affidavit of Descent of record in Deed Book 173, Page 442; Joyce Ann Timinel, et al., conveyed their interest in the coal hereby conveyed to Dorothy Watson by deed dated April 30, 1963, of record in Deed book 173, page 443; all records in the Union County Court Clerk’s Office.

There is excepted from this conveyance the coal in and underlying that part of the above property described as follows;

Beginning at a corner in the Old Military line, center of a ditch twelve feet from a black oak pointer, said corner being the corner with H. B. Shouse; thence with the Military line and H. B. Shouse North 49 degrees 52 minutes West 1680.74 feet to the South corner of the Mount Gilead Colored Cemetery which is 134 feet from the center of the old road; thence with the cemetery North 37 degrees 58 minutes east 282.15 ft. to the east corner of the cemetery; thence North 54 degrees 19 minutes West 237.55 feet to the North corner of the cemetery in the Old Morganfield Arnold Road, also a corner to John Shrote; thence with the center of the road and John Shrote the following courses and distances North 16 degrees 30 minutes east 379.54 feet; North 19 degrees 12 minutes east 334.35 feet; North 26 degrees 45 minutes east 236.08 feet; North 35 degrees 41 minutes east 309.70 feet to a corner of the 100 acre tract formerly owned by H. L. Tucker; thence with the West line of said 100 acre tract S. 34 E. 1670 feet to a ditch; thence with said ditch S. 15 W. 1425 feet to the beginning, containing 50 acres, more or less.

136-203

Tract 1. Beginning in the Morganfield and Bordley road at a stone corner to C. S. Campbell’s land, thence S. 44 E. (W) 184 3/10 poles to a stake and white oak, in Sellers’ line corner to Campbell, thence N. 56 3/4 W. 66 2/10 poles to a stake corner to Mrs. Harvey Sellars’ land; thence S. 35 W. 4l 3/4 poles to honey locust, two elms marked pointers corner to V. B. Caldwell; thence N. 55 1/4 W. 76 94/100 poles to a stone corner to Mrs. A. G. Robinson’s land, thence N. 35 E. 79 14/100 poles to a stake in an old ditch corner to J. K. Rudd’s heirs, thence up said old ditch S. 63 1/2 E. 78 12/100 poles to a corner of said heirs, thence N. 35 E. 120 37/100 poles to a stone on N. E. side of a locust post another corner of said heirs, thence N. 58 1/2 W. 9 1/4 poles to a black gum a corner of Dr. S. L. Henry, thence N. 34-1/2 W. 35 2/10 poles to a stake; thence N. 43 3/4 E. 68-1/2 poles to a stake in line of the James Hatfield 10 acres, thence S. 56-1/2 E. 33 36/100 poles to a stone corner to said 10 acres; thence N. 35 E. 34 48/100 poles to a stone corner to Welch 5 acres, S. 55 E. 48 33/100 poles to a stone corner to the original dividing line of Campbell and Snider corner to said 5 acres, thence S. 33 W. 139 poles to a stone in said road corner to Campbell, thence S. 46 E. 52 poles to the beginning containing 201 3/8 acres except 1/2 acre around and including the grave where Robert T. Campbell is buried and which graveyard is not conveyed herein.

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Tract 2. A certain tract or parcel of land situated in Union County, Kentucky, on the waters of Eagle Creek containing 90 acres more or less, which land is situated on the Southwest side of the Morganfield and Bordley public road, adjoining the lands of W. J. Campbell, Mrs. Bettie Henry, Mrs. Fanny Beaven, Mrs. Pierce Beavin, and is that portion of the 212 3/4 acre tract of land owned by C. S. Campbell which lies on the southwest side of the said Morganfield & Bordley public road. The said 90 acres of land, more or less is a portion of the land owned by C. S. Campbell at his death.

136-229

Tract 1. Beginning at a stake In the South line of L. & N. Railroad right of way and in line of Jess Shouse’s Farley tract; thence S. 39-1/2 W. 146 6/10 poles to a stake in line of Springer Morgan survey In the main sand ditch corner to Mrs. Ben Hopgood’s line; thence with her line down said ditch S. 50-1/2 E. 59-1/2 poles to a stake In the ditch corner to Mrs. Ollie Parson’s 54 acres of this division; thence with her line N. 39-1/2 E. 134-1/2 poles to a stake in said south line of the L&N Railroad; thence with said railroad line N. 38-1/2 W. 60 8/10 poles to the beginning. Also the coal under the L&N Railroad Co. right of way adjoining this said tract. Said tract contains 51-3/4 acres and 8 poles and being Lot No. 1 in the division of lands of Wm. Ball.

Tract 2. A certain piece or parcel of ground part of the Wm. Ball farm in Union County, Ky., supposed to contain about four acres more or less where the said second party (J. B. Ball) now lives fronting 26 rods on the Ball road and running back in an easterly direction 29-1/2 rods parallel lines to the back line which is also 26 rods wide and stones are set at the four corners of said piece of ground.

136-243

Tract 1. Beginning at a stone, sweet gum and hickory, corner to W. W. Waller; thence S. 56 E. 26-1/2 poles to a stone; thence N. 33 E. 107.6 poles to a stone and white oak in Ben Wright’s line, another corner of Walker; thence N. W. 15-1/2 poles to a stone, corner to Wright and John Robertson; thence N. 57 W. 19 poles to a sweet gum, old marked line tree; thence N. 52-1/2 W. 34.4 poles to a stone and sweet gum; thence N. 87 W. 30.75 poles to a stone on the East side of the Morganfield and Marion Road; thence with the road S. 34 E. 21 poles to a stone; thence across the road S. 56 W. 30 ft. to a stone, corner to G. A. Robertson’s land; thence with Robertson’s land N. 81-1/4 W. 103.6 poles to a stone; thence S. 33 W. 74 poles to a stone, corner to Robertson and Tally; thence S. 78 3/4 E. 58.2 poles to a stone; thence S. 53 E. 63 poles to the beginning, containing 98-6/8 acres and 8 poles of land;

Exception: There is excepted from the above about one acre, more or less, reserved by A. G. Mason in deed from A. G. Mason and wife to John H. Buckman, dated March 5, 1942, recorded in Union County Court Clerk’s Office, in Deed Book 109, page 221, and which small parcel of land lies on the south corner of Scott Young’s land, and lies south of the Morganfield and Marion road and adjoins the W. W. Walker farm between said road and the land on which is now situated the stable and barns of the said Walker land.

Tract 2. Also a small tract or parcel of land bounded on the north by Eagle Creek; on the South by Scott Young’s land and J. H. Buckman’s land; on the East by W. W. Walker’s place, now owned by J. H. Buckman; on the West by the herein-before described Scott Young place.

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Tract 3. Also a small parcel of land bounded on the North by Eagle Creek; on the South by Scott Young’s land; and on the East by the same land; and on the West by the Salem road; these two small parcels of land containing about one acre of land.

136-244

Tract 1. 112.06 acres of the W. S. Buckner farm, being all of the W. S. Buckner farm except that portion this day conveyed to Lee Shrote, and said 112.06 acres is further bounded and described; on the West by the old Morganfield and Caseyville Road, on the East by the Morganfield and Seven Gums road; on the South by the William Ball public road, and on the South and Southwest by the lands conveyed to Lee Shrote. Said land being a portion of the sane land conveyed to Lee Shrote and John Shrote by deed of Ed. Shrote and others on the 16th day of December, 1913, as shown by deed of record In Deed Book 70, at page 428, and conveyed by Lee Shrote and his wife to John Shrote on December 31, 1925, as shown by deed of record in Deed Book 97, at page 565, both deeds being of record in the office of the Clerk of the Union County Court.

Tract 2. A certain tract or parcel of land lying in Union County, Kentucky on the waters of Eagle Creek bounded as follows; Beginning at three black gums in drain in Walker’s line; thence S. 36-1/2 W. to a stake in Morganfield and Seven Gums Road; thence with said road to stake in Walker’s line; thence S. 59-3/4 W. to the beginning, containing six (6) acres, more or less. Being the sane property conveyed to J. H. Shrote on Oct. 8, 1924, by B. F. Ghormley and wife, Belle Ghormley, by deed of record in Deed Book 87, at page 632, in the office of the Clerk of the Union County Court.

136-245

Tract 1. Beginning at a stone on a hill, Southeast corner of the Scott Young tract; thence S. 35 W. 108-1/2 poles to a stone on the East bank of a branch, another corner thereof; thence N. 51-1/4 W. 10.2 poles to a stone in the middle of the Morganfield and Salem road, corner to Thomas Morehead’s 42 3/4 acres; thence with said road at Morehead’s line, S. 28-1/2 W. 12.2 poles; S. 2-1/2 W. 47 poles; S. 1/2 W. 66 poles; S. 18 E. 12-1/2 poles; S. 27 E. 11 poles; S. 21-1/2 E. 16 poles; S. 19 E. 17.73 poles to a stone in Morehead’s line, corner to W. S. Buckman’s 119-7/8 acres and 10 poles; thence with his line N. 34 E. 242-1/2 poles to a stake in the big ditch cut to straighten Eagle’s creek, corner to said 119 7/8 acres and 10 poles; thence with said ditch N. 40-1/2 W. 29.87 poles, N. 49-1/2 W. 15 3/4 poles to a stake in the old creek about 2 poles below the end of the big ditch; thence S. 39 W. 7.18 poles to an ash; thence N. 55 W. 44 poles to the beginning, containing 119 7/8 acres and 10 poles of land.

Tract 2. Beginning at a stone and black gum on a ridge, timber gum corner to H. L. Tucker’s farm; thence with his line N. 34 E. 228.2 poles to a stake in the big ditch cut to straighten Eagle’s creek opposite the mouth of a small ditch, a corner of said farm; thence with said big ditch down stream, N. 43-1/2 W. 43.6 poles, N. 46-1/2 W. 39.53 poles to a stake in ditch, corner to the W. T. Ware 119 7/8 acres and 10 poles; thence with Ware’s line S. 34 W. 242-1/2 poles to a stone in Morehead’s line in Morganfield and Seven Gums road, corner to said 119 7/8 acres and 10 poles; thence with said road and Ware’s line S. 19 E. 27.2 poles to a stone in Morehead’s corner; thence S. 52 3/4 E. 78-1/2 poles to the beginning, containing 119 7/8 acres and 10 poles of land.

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136-250

Tract 1. Beginning at a stake in the Pres Buckner line and a corner to Coleman’s tract in the line of original survey; thence S. 54 E. 137 poles to a stake; thence S. 37 W. 85 poles to a stake in Wm. Henry’s line; thence N. 52-1/4 W. 126 4/10 poles to a stake in W. P. Tucker’s line, now Humphrey’s corner to Wm. Henry land; thence N. 62-1/2 E. 3 poles to a stake and ash marked W. A.; thence N. 52-3/4 W. 10 poles to a stake, elm and box elder; thence N. 36-1/2 E. 78-1/2 poles to the beginning, containing 71-3/4 acres. Included in this tract of land is a strip of land 80 feet wide through same which was conveyed to M. & A. R. R. Company right of way, and this strip of land was on the 6th day of June, 1940, reconveyed to R. E. Lee Humphrey by L. & N. Railroad Company by deed of record in Deed Book 105, page 575, same office.

Tract 2. Beginning at a stone in the line of the Barnette or Logan survey and corner to the Henry tract; thence N. 37-3/4 E. 45-6/10 poles to a stone at the mouth of a lane and corner to Slaton; thence with his line N. 38 E. 37-4/10 poles to a stone and black gum; thence N. 49-1/2 W. 60 poles to a stone near a bar post in Berry’s line; thence with said line S. 51-1/2 E. 59-2/10 poles to the beginning, containing 31 acres and 25 poles of land.

Tract 3. Beginning at a stake in the road and in the old line of the Quarles Military Survey, a corner of T. V. Pritchett and in line of the Ed. Farley land; thence with Pritchett’s line N. 50 W. 1030 feet to stake in the right of way of M. & A. R. R. in Stodghill’s line, 48 feet from Stodghill’s corner with Pritchett; thence with the east line of the right of way S. 20 E. 119 feet to stake in the old Quarles line (now Ed. Farley’s line); thence with same N. 39-3/4 E. 580 feet to the beginning, containing 6-8/10 acres of land.

Tract 4. Beginning at a point about 115.5 feet southeast of the Humphrey Entrance and being 115.5 feet South East of corner of Humphrey (Est) and R. E. Humphrey’s Tract of land; thence South 66°—45’ E. along the Humphrey Road a distance of 747.6 feet to a point at a 30° curve on said road; thence N. 24 — 15 E. along the Humphrey Road a distance of 973.7 feet to a point about center of concrete bridge also the center of Whiskey Ditch; thence N. 51° — 15’ W. up the center of said ditch a distance of 818.8 feet to a point in the center of the ditch; thence S. 21° — 45’ a distance of 730.3 feet to the point of beginning, containing 14.986 acres.

There is reserved and excepted from the above described 14.986 acres a part thereof bounded and described as follows:

Beginning at a point on the Humphrey-McFall road at the Southeast corner of Daniel R. Berry’s driveway; thence in a Northerly direction along the East side of said driveway 150 feet, more or less, to a stake; thence with right angles to the right and parallel with the Humphrey-McFall road 150 feet, more or less, to a stake; thence with right angles to the right and parallel with the aforementioned driveway of Daniel R. Berry 150 feet, more or less, to a stake in the Humphrey-McFall road; thence with right angles to the right and along said road in a Westerly direction 150 feet, more or less, to the point of beginning.

136-251

Tract 1. Beginning at a stake in John Anderson’s line a corner of W. S. Robertson’s 13 acres and 46 2/3 poles, thence with said Anderson’s line N 51 3/4 W 64 poles and links to a black gum and 3 dogwoods, corner to Anderson; thence S 1 W 33 poles to a stake; thence S 22 1/2 W 24 1/2 poles to a stake; thence S 51 3/4 E 38 4/10 poles to a stake in James Logan’s line,

48

corner to W. S. Robertson’s 36 46/100 acres; thence N 37 1/4 E 59 9/10 poles to the beginning and containing 13 acres and 46 2/3 poles, and being the same land conveyed to John B. Humphrey by W. F. Berry and wife the deed to same being recorded in Deed Book “Z”, page 315, of the Union County Clerk’s office.

Tract 2. Beginning at a stake in a ditch in line of J. B. Humphrey’s 41 1/2 acre tract; thence with said line N 35 1/2 E 71 4/10 acres and in the original line of the William Henry survey; thence with said line N 51 W 50 poles to the east side of said ditch; thence with said ditch down stream to the beginning and containing 11 5/8 acres it being the same tract conveyed to J. B. Humphrey by Martha A. Quinn March 10, 1883, the deed to same being recorded in Deed Book 33, page 486.

Tract 3. Adjoining the above 11 5/8 acres described thus: Beginning at a stone corner of the 94 1/2 acre tract of land corner to Solomon Calender; thence S 51 E 58 3/4 poles to a stone in W. P. Quarles Military line another corner of Calender; thence with said line S 37 3/10 poles (should be S 36 1/2 W about 118 poles) to a stake in said line S 51 1/2 E of a poplar (a corner of the Mathews Military Survey at an angle of the Humphrey Road); thence with the Mathews line N 51 1/2 W 54 6/10 poles to a stake corner of the 94 1/2 acre tract; thence with same N 34 3/4 E 117 84/100 poles to the beginning, and containing 41 3/4 acres and 11 poles conveyed to Humphrey by W. J. Henry, and the deed to same being recorded in Deed Book 33, page 334.

Said two tracts adjoin and form one continuous tract, but from which is to be deducted the following exceptions:

All of the part on the east side of the M. & A. or L. & N. R. R. described thus: Beginning at a stake in the road and in the old line of the W. P. Quarles Military Survey a corner of T. V. Pritchett and in line of the Ed. Farley land; thence with Pritchett’s line N 50 W 1030 feet to a stake in the right of way line of the M. & A. R. R. in Stodghill’s line 46 feet from the corner of Stodghill and Pritchett; thence with the east line of the right of way S 20 1/4 E 1192 feet to stake in the old Quarles line (now Ed Farley); thence with same N 39 3/4 E 580 feet to the beginning, and containing 6-8/10 acres, said tract was conveyed by J. B. Humphrey to T. V. Pritchett, April 16, 1906, Deed Book 64, page 514; said tract is a part of the 41 3/4 acres and includes a very small part of the 11 5/8 acre tract.

Second exception being the right of way of the railroad bounded thus:

Beginning in the line between Stodghill and J. B. Humphrey; thence S 20 E 16 poles and to 100 feet wide, 50 feet on each side of the center of the track; thence same course 58 poles to be 80 feet in width, 40 feet on each side of the center line of said railroad to the line of Ed Farley and containing 2 4/10 acres. It being that part of the first of way across the J. B. Humphrey land and being part of the 8-46/100 acres conveyed by the L & N. Railroad Company to R. E. Humphrey, dated June 6, l940, record in Deed Hook 105, page 575, in Union County Clerk’s office.

Also the following exception, it being 2 acres allotted to R. E. L. Humphrey in the Humphrey division and adjoins another tract owned by said R. E. L. Humphrey, it being in the S. W. corner of the 41-3/4 acre tract described thus: Beginning at the South corner of the 11-5/8 acre tract and running S.W. along the line of R.E. L. Humphrey a distance of 46-6/10 poles to the Humphrey road and to be 7 poles in width wide enough to make 2 acres, leaving in the two tracts 42-22/100 acres for the Berry heirs adjoining the first tract of 13-29/100 acres, making for the said heirs 55-51/100 acres in all.

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There is also excepted that part of the above property conveyed by John Berry at al, to Daniel H. Berry, by deed dated July 31, 1947, recorded in Deed Book 130, page 223, and described as follows:

Beginning at a point about 115.5 feet southeast of the Humphrey entrance and being 115.5 feet Southeast of corner of Humphrey (Est) and P. E. Humphrey’s tract of land; thence South 66-45 E along the Humphrey Road a distance of 747.6 feet to a point at a 30 deg. curve on said road; thence N 24-15 E along the Humphrey Road a distance of 973.7 feet to a point about center of concrete bridge also the center of Whiskey Ditch; thence N 51-15 W up the center of said ditch a distance of 818.8 feet to a point in the center of the ditch; thence S 21-45 W a distance of 730.3 feet to the point of beginning, containing 14.986 acres.

136-254

Beginning at a stone corner to Timmons Brothers; thence with their line north 54 degrees 04 minutes west 278 feet to a post, corner to John Shrote heirs in Timmons Brothers line; thence with Shrote’s line south 40 degrees 53 minutes west 483 feet to a stake in the center line of the Seven Gums Road, corner to John Shrote heirs and in line of S. B. Watson; thence along the center of said road south 35 degrees 39 minutes east 231 feet, south 58 degrees 02 minutes east 219 feet, south 75 degrees 33 minutes east 202 feet, north 83 degrees 29 minutes east 539 feet south 77 degrees 05 minutes east 172 feet and south 52 degrees 50 minutes east 564 feet to a stake in the center of said road, corner to Mrs. Mary Fowler; thence with Fowler’s line north 37 degrees 04 minutes east 3382 feet to a stake in the center of Eagle Creek Ditch, corner to Mrs. Mary Fowler in Jack Young’s line; thence with said ditch north 36 degrees 30 minutes west 1458 feet to a stake in the center of said ditch corner to Timmons Brothers in Jack Young’s line; thence with Timmons Brothers south 37 degrees 32 minutes west 3778 feet to the place of beginning, containing 126.14 acres, more or less, but subject to legal highways.

136-255

Tract 1. Beginning at a corner post in the south right of way line of the Walkers Shop—Seven Gums Road, corner to B. T. Shouse; thence with B. T. Shouse South 39 degrees 56 minutes West 1235.12 feet to a corner post, original corner of the tract known as the Anderson land, corner being in the line of B.T. Shouse; thence continuing South 39 degrees 10 minutes West 105.24 feet to a division corner in the line of B. T. Shouse and B. T. Shouse Estate, said corner being 36 feet from a 42” black oak pointer; thence with the division line of B. T. Shouse Estate and a small branch North 78 degrees 17 minutes West 958.25 feet to the intersection of the branch and a ditch a corner, the line passing equally distant between two black oak pointers on the banks of the branch; thence continuing with the division line up the ditch North 18 degrees 35 minutes east 469.79 feet to a fork of the ditch, the corner being eight feet from a wild cherry pointer, thence up the ditch and the division line of B. T. Shouse estate N. 67 degrees 26 minutes west 836.25 feet to a twin black oak division corner of the B. T. Shouse estate in the line of the Anderson tract, said corner being on the bank of a large ditch; thence with the line of B. T. Shouse South 15 degrees 40 minutes west 972.57 feet to a corner in the old Military line, center of the ditch twelve feet from a black oak pointer, said corner being the corner with H. B. Shouse; thence with the military line and H. B. Shouse north 49 degrees 52 minutes west 1680.74 feet to the south corner of the Mount Gilead Colored Cemetery which is 134 feet from the center of the old road; thence with the cemetery north 37 degrees 58 minutes east 282.15 ft. to the east corner of the cemetery; thence north 54 degrees 19 minutes west 237.55 feet to the north corner of the cemetery in the old Morganfield-Arnold Road, also a corner to John Shrote;

50

thence with the center of the road and John Shrote the following courses and distances; North 16 degrees 30 minutes east 379.54 feet; north 19 degrees 12 minutes east 334.35 feet; north 26 degrees 45 minutes east 236.08 feet; North 35 degrees 41 minutes east 309.70 feet; North 11 degrees 42 minutes east 418.91 feet to a corner with John Shrote in the South right of way line to the Walker’s Shop -Seven Gums Road; thence with the South right of way line the following courses and distances, 216.67 feet with an 11 degree curve to the left, the chord being South 57 degrees 38 minutes east 215.22 feet; thence South 69 degrees 36 minutes east 102.86 feet; thence 259.54 feet an 11 degree curve to the left, the chord being South 87 degrees 10 minutes east 256.88 feet; thence North 79 degrees 19 minutes east 378.46 feet; thence 283.44 feet with a sixteen degree curve to the right; the chord being South 76 degrees 43 minutes east 899.42 feet; thence 326.65 feet with a 2 degree 30 minute curve to the right, the chord being South 52 degrees 20 minutes east 325.73 feet; thence North 27 degrees 39 minutes east 4.24 feet; thence South 47 degrees 26 minutes east 1662.89 feet to the beginning, containing 165.6 acres, according to Survey of Jones and Donan Civil Engineers, made October 20, 1942.

There is excepted and reserved from the tract above described a tract of 50 acres, hereinafter described as Tract 2.

Tract 2. An undivided one fourth (1/4) interest in and to the coal in and underlying land located in Union County, Kentucky, described as follows:

Beginning at a corner in the Old Military line, center of a ditch twelve feet from a black oak pointer, said corner being the corner with H. B. Shouse; thence with the Military line and H. B. Shouse North 49 degrees 52 minutes West 1680.74 feet to the South corner of the Mount Gilead Colored Cemetery which is 134 feet from the center of the old road; thence with the cemetery North 37 degrees 58 minutes east 282.15 ft. to the east corner of the cemetery; thence North 54 degrees 19 minutes West 237.55 feet to the North corner of the cemetery in the Old Morganfield Arnold Road, also a corner to John Shrote; thence with the center of the road and John Shrote the following courses and distances North 16 degrees 30 minutes east 379.54 feet; North 19 degrees 12 minutes east 334.35 feet; North 26 degrees 45 minutes east 236.08 feet; North 35 degrees 41 minutes east 309.70 feet to a corner of the 100 acre tract formerly owned by H. L. Tucker; thence with the West line of said 100 acre tract S. 34 E. 1670 feet to a ditch; thence with said ditch S. 15 W. 1425 feet to the beginning, containing 50 acres, more or less.

B. T. Shouse, in a deed to H. M. Callender, dated August 19, 1918, recorded in Deed Book 76, page 588, reserved the coal in and under said Tract 2 above described; by his will recorded in Will Book G, page 516, he devised same to H. B. Shouse and his other three children.

Said property (the 165.6 acre tract which includes the 50 a. tract) was conveyed to Lillian Callender by Strother Watson, et ux by deed dated March 16, 1950, recorded in Deed Book 139, page 184. By deed dated August 16, 1966, recorded in Deed Book 184, page 147, Mrs. Lillian Callender and her husband, Victor Callender conveyed said property to Reburn Rowley and Helen V. Rowley. All records are in the office of the Union County Clerk.

136-256

Tract 1. Beginning at the seven gums, a corner to the Weeden Military survey; thence with line thereof N. 32 — 16 E. 224 poles to a stake marked, near same; thence N. 52-1/2 W. 117-1/2 poles to two small sweet gums; thence S. 32 W. 218 poles to a dogwood and oak bush; thence S. 50 E. 107 poles to the beginning, containing 154 acres, more or less;

51

There is to be excepted from the above description, the following two tracts:—

(a) Beginning at a stone and ash in the seven gums road South corner of A. G. Robertson; thence with the line of the original line of Mercer’s Military Survey; thence S. 31 3/4 W. 58 poles to a stake in the waters of Eagle Creek; thence with the several meanders thereof N. 66 W 11 poles, N. 6 W. 5 poles, N. 41 W. l4 poles, N. 29 W. 6 poles N. 6 W. 3 po1es, N. 56 W. 4 poles, N. l3 W. 6 poles, N. 71 W. 18 poles, N. 28-1/2 W. 16 poles, N. 2-1/2 E. 4 poles, N. 61 W. 7-1/2 poles, N. 45-1/2 W. 16 poles, S. 62-1/2 W. 4-3/4 poles to a stake in said creek in the East line of Carpenter’s land; thence N. 32-1/4 E. 47 6/10 poles to a stone corner to said Carpenter in Robertson’s line; thence S. 51-1/4 E. 103-4/10 poles to the beginning and containing 32-1/2 acres.

(b) Beginning at a stake corner to said school house lot in the West line of the Weeden Military Survey; running thence N. 53 W. 11 3/4 poles to a stake dogwood and black gum corner to said school house lot; thence N. 33 E. 11 7/8 poles to a stake; thence S. 53             11 3/4 poles to a stake in the original Military Line; thence S. 33 W. 11 7/8 poles to the beginning, containing 7/8 of an acre of land;

There was also a one acre tract of land sold off the 154 acre tract above described, to the Trustees of the Seven Gums Common School, as shown by deed recorded in Deed Book V at page 635, which one acre was later conveyed by the Union County Board of Education to E. C. Caldwell and wife, and is thus described:

Beginning at seven black gums corner; thence N. 55 W. 10 poles to a stake near the road; thence N. 32 E. 16 poles to stone, thence S. 58 E. 10 poles to a stake; thence S. 32 W. 16 poles to the beginning, containing one acre, and conveyed by said Union County Board of Education to E. C. Caldwell and wife on October 5, 1938, by deed of record in the office of the Clerk of the Union County Court in Deed Book 103, page 50.

Tract 2.: Beginning at a stake, corner of school house lot in W.A. Hudson’s line, run thence N. 49-1/2 W. 13 4/5 poles to a stake in said line; thence N. 40-1/2 E. 12 poles to a stake; thence S. 49-1/2 E. 12 5/6 poles to a stake and white oak; thence S. 33 W. 12 1/5 poles to the beginning, containing 159 poles.

136-257

undivided two sevenths interest in all the coal in and under certain lands located in Union County, Kentucky, bounded and described as follows;

Beginning at a stone where L. P. Shackelford’s outlet intersects the Morganfield and Bordley Road, beginning corner of Thomas J. Beaven’s 27-1/2 acres, thence with Shackelford’s line as follows: S. 55-1/2 E. 20 9/10 poles to two elms S. 57-1/2 E. 65 9/10 poles to a stone in said line corner to Susan C. Beaven’s 30 acres, thence with her line S. 33-1/2 W. 63 2/10 poles to a stone in said road corner to same, thence with the road and the said 30 acres and on line of said 27-1/2 acres as follows: N 33 W. 55 poles N. 74 to the beginning, containing 20 acres of land;

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136-258

Beginning at a stake in the old road, 20 feet east of the Jones Campbell estate line fence; thence running parallel with Jones Campbell’s fence line, S. 59 W. 1578.5 feet to a stake 20 feet east of the Jones Campbell fence line to a stake in line of Gilbert Rudd, thence with Gilbert Rudd’s line, S. 33 E. 1439 ft. to a stake in the middle of a ditch; thence with Rudd’s line S. 57-1/2 W. 1316 feet to a corner in line of Robert Fisher; thence with line of Fisher, S. 34-1/2 E. 1510 feet to a corner post in line of Robert Crowdus; thence with line of Crowdus N. 55 E. 1584 feet to a corner post; thence with line of Crowdus S. 36-1/2 E. 552 feet to a corner post; thence running with Crowdus’ line N. 81-1/2 E. 254 feet to the State Highway right of way line as follows: N. 9 W. 1000 feet to an angle in the line; thence N. 5-1/2 E. 910 feet; thence with said line N. 30-1/2 W. 1912.5 feet to the beginning, containing 144.90 acres;

136-259

Beginning at an oak stump and 3 maples, thence with George Sellers line N. 59 W. 99 1/2 poles to a stone and white oak in said line, thence N. 41 1/2 E. 183 1/10 poles to a stone and gum, thence N. 48 1/2 W. 51 3/4 poles to a stone, thence N. 31 E. 155 1/10 poles to a stone 2 dogwoods, white oak and hickory, thence S. 57 E. 117 1/2 poles to a stone, white oak and walnut corner to Russell, thence S. 30 3/4 W. 189 3/4 poles to an elm and dogwood a corner of said Russell and Beaven; thence S. 31 1/2 W. 150 8/10 poles to the beginning, containing 212 3/4 acres, more or less, less 90 acres, more or less, on the Southwest side of the Morganfield-Bordley public road conveyed by C. M. Campbell and others to W. J. Campbell on August 8, 1922, see Deed Book 83, page 505.

136-260

undivided one half interest in all the coal in and under certain lands located in Union County, Kentucky, bounded and described as follows;

Tract 1. Beginning at a stone, sweet gum and hickory, corner to W. W. Walker and S. T. Young; thence with Walker’s line S. 12 W. 86 2/10 poles to a stone, Walker’s corner of his 15 1/4 acres in the Marion road; thence with said road N. 88 W. 50 3/10 poles to a stone another corner of Walker; thence S 74 W. 37 4/10 poles to a stone another corner to Walker; thence N. 57 W. 91 poles to a stone corner to S. T. Young; thence with his line N 33 E. 37 6/10 poles to a sweet gum, west corner to Young’s 30 1/4 acres; thence with his line N. 81 1/2 E. 64 2/3 poles to a stone on West side of a ditch; thence N. 66-1/2 E. 70 4/10 poles to the beginning, containing 51 7/8 acres.

Tract 2. Beginning at a stone, corner to Rudd, Morehead and Tandy, thence with line of Tandy’s 98 5/8 acres, N. 53 W. 63 poles to a stone; thence N. 78-1/2 W. 27 poles to a stone thence S. 34 W. 96 18/100 poles to a sweet gum; thence N 81-1/2 E. 64 67/100 poles to a stone West bank of a branch; thence N. 66-1/2 E. 70 4/10 poles to the beginning, containing 32 73/100 acres.

Tract 3. Beginning at a stone in line of Scott Young survey, a corner of said Morehead’s 51 7/8 acres, thence with sane as follows:- S. 13-1/2 W. 86 53/100 poles to a stake in the middle of the Morganfield and Marion road; thence N. 87-1/2 W. 50 3/10 poles to a stake; thence S. 8 W. 37 54/100 poles to a stone in Shrote Brothers line, a corner to said 51 7/8 acres; thence with said line S. 56-1/4 E. 121 poles to a stone in the Morganfield and Seven Gums road, corner to W. S.

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Buckner’s 119 7/8 acres and 10 poles; thence with said road N. 19 W. 17 73/100 poles, N. 20-1/2 W. 16 poles, N. 21 W. 11 poles, N. 18 W. 7-1/2 poles, N. 1/2 E. 66 poles, N. 2-1/2 E. 47 poles, N. 28-1/2 E. 12 2/10 poles to a stone in the middle of said road, corner to W. T. Ware’s 119 7/8 acres and 10 poles, thence N. 51-1/4 V. 16 82/100 poles to the beginning, containing 41 6/10 acres.

136-261

Tract 1. That portion of the Nelson Tucker land lying West of the old Morganfield and Caseyville road and east of the Federal Highway and South of the Nelson Tucker road and North of the lands of Jim Davis and containing by survey 35.97 acres exclusive of the right of way of the L. & N. railroad which crosses same.

Tract 2. Beginning at a stake in center of the old Morganfield Sturgis road 10 feet Northeast of a bridge in line of the Nelson Tucker land, a corner of John Shrote; thence with the road N. 16 E. 646 feet; thence N. 29 E. 394 feet; thence N. 38 E. 165 feet to a stake in center of the road, a corner of the Nelson Tucker land and in line of Tom Morehead; thence with Morehead’s line S. 52-1/4 E. 894 feet to a stake, elm, and sweet gum in Morehead’s line, corner of John Shrote; thence with Shrote S. 29-1/2 W. 1340 feet to a stake on the east side of a ditch thence with said ditch along the east side N 42 3/4 W. 794 feet to the place of beginning and containing 24.13 acres.

136-271

Sixty (60) acres of land, more or less of what is known as the Riley Woods farm located on Highway No. 60 about five (5) miles South of Morganfield, Kentucky, and being that portion of said farm which is located on the East side of said Highway No. 60, and which Riley Woods farm as a whole is bounded and described as follows:

Beginning at a point in the center of the old Sturgis and Morganfield (or Salem) road a corner of Nelse Tucker, W. S. Buckman, and Hez Cullen place; running thence with the road and a line of the Cullen place S. 34-1/2 W. 20 poles; thence S. 46-1/4 W. 61 poles to a point in said road a corner of the Ingle 3 acre lot; thence with same N. 49-1/2 W. 29 poles to North corner of same and in line of the 96 acre tract; thence along another line of the Ingle lot and A. G. Shrote S. 38 W. 76 poles to the East corner of the O’Conner or stone tract (now A. G. Shrote) thence with same N. 50-1/2 W. 101 poles to the North corner of said tract and in line of the Hughes tract (now Shoemaker) thence with same N. 38 E. 30-1/2 poles to East corner of Tom Shoemaker’s land; thence with another line of same N. 50-1/2 W. 186-1/2 poles to North corner of the Hughes or Shoemaker land in the center of an old abandoned lane; thence with said lane N. 40-1/4 E. 62-1/2 poles; thence N. 38-1/4 E. 22 poles to the West corner of the Tucker land (now Morehead and others) thence with their line S. 51-1/2 E. 102 poles; thence N. 54 E. 39 poles; thence with another line of same S. 51 E. 209.1 poles to the place of beginning, and containing 232-1/2 acres, but subject to legal highways.

136-272

Tract 1. Beginning at an elm and two dogwoods, corner to Mrs. Campbell, also corner to Henry Gale, running thence S. 59 E. with Gale’s line 130 poles to an oak and two elms, corner to James Ross in Gale’s line, thence N. 31. E. 184-1/2 poles to a stake or stone in a line of the Weeden Line N. 59 W. 130 poles to a stake in said military Line, thence S. 31 W. 184-1/2 poles to the beginning, containing 150 acres of land.

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Tract 2. Beginning at an elm and dogwood corner to C. Beaven, thence N. 31 E. 191 poles to a stone, white oak and walnut; thence S. 57-1/4 E. 41-9/10 poles to a stone and two hickories; thence S. 31 W. 191 poles to a stone and walnut in Charles Beaven’s line; thence N. 57-1/4 W. 41-9/10 poles to the beginning, containing fifty (50) acres, more or less.

There is excepted from the lands above described approximately 1/2 acre described as follows: Beginning at a point on the South right of way line of the Little Union-Pride Road, thence along a lane in a Southwesterly direction a distance of 105 feet more or less to a corner of Duncan; thence along the line of Duncan in a Southeasterly direction a distance of 415 feet more or less to a point on the Little Union-Pride Road; thence in a Northwesterly direction along the right of way line of the Little Union-Pride Road to the point of beginning. Being the same property conveyed to C. M. Campbell and others to Aaron Duncan and wife, Nadine Duncan, on November 9, 1956, see Deed Book 160 at Page 458.

136-278

Parcel 1, Tract 1. A tract of land in Union County, Kentucky, on the waters of Eagle Creek, known as the L. P. Shackelford survey and is bounded as follows: – beginning at a stone and black oak in the Charles Russell line (now Campbell) a corner to the Allen 21 acre tract, thence S. 58-1/4 E. 112-6/10 poles to a stake and two black gums a corner of George P. Graves heirs, thence with this line S. 32 W. 176-3/10 poles to a stone in James Beaven’s line, another corner of Graves heirs, thence N. 57 W. 119-3/10 poles to a stone and two elms a corner of Russell’s (now Campbell) thence N. 34-1/4 E. 174-3/10 poles to the beginning, containing 127-1/4 acres and 17-1/2 poles of land.

Parcel 1, Tract 2. Beginning at two hickories a corner to the Sackelford farm, running thence N. 31 E. 170 poles more or less to two black gums in the original line, thence S. 59 E. 112 poles to a stake, thence S. 31 W. 170 poles to a stake in H. H. Smith’s line, thence N. 59 W. 112 poles to the beginning, containing 119 acres.

136-287

Tract 1. Beginning at a white oak on the side of ridge corner of the original Blakemore Survey of 1666 2/3 acres, also a corner of Morgan’s Survey; thence with Morgan’s line N. 58-1/4 W. 136-1/2 poles to two small white oaks, hickory and sassafras, Young’s corner, thence S. 31-1/4 W. 254 3/4 poles to a stake another of Young’s corners, thence S. 58-1/4 E. 135-1/4 poles to a stake in a line of the original Blakemore Survey, thence N. 31 E. 255 poles to the beginning, containing 215 acres.

Tract 2. Beginning at a stake one pole S. 55 E. of a sweet gum corner to Adams land, thence S. 55 E. 65 poles to a stake on the South side of Eagle creek, thence down the creek S. 4 E. 14 poles S. 65 W. 16 poles N. 66-1/2 W. 10 poles, S. 2 E. 10 poles, S. 65 W. 7-1/2 poles, N. 57-1/4 W. 15 2/3 poles, S. 60 W. 10-1/2 poles, N. 82-1/2 W. 6 poles, N. 4-1/2 W. 6 poles, N. 53 W. 14 poles, crossing a bend of the creek; thence N. 15 W. 6 poles S. 60 W. 10-1/2 poles to a stake in the line of the Blakemore Survey, thence with said line N. 31 E. 58 poles to the beginning containing 19 acres, 30 poles, and lies adjoining the first tract.

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Tract 3. Beginning at a stone 1/2 poles south 13 east of a stone original corner of the J. R. Hughes survey on the West side of the Salem road, running thence with a line of Young and Robinson along the old road S. 13 E. 31-1/2 poles to a stake, thence S. 5-1/2 E. 23 poles to a stake in the middle of the old creek bed to the West side of the old bridge; thence S. 40 W. 5-1/4 poles to a stake near an old garden; thence S. 81-1/4 E. 41-7/10 poles to a stone corner to said Young on the West side of Salem road; thence with the road along the West side thereof as follows: N. 35 W. 38 poles to a stake; thence N. 37-1/2 W. 41 poles to the beginning, containing 7-1/4 A.

Tract 4. Beginning at a stake in a ditch in said Robinson’s line and corner to Hamner’s 107-1/3 acres, thence with said line S. 57-1/2 E. 72-5/8 poles to a stake near a sweet gum a corner of the Adair tract of land in the original line of Blakemore and Mercer, thence with said line S. 31-1/2 W. 55 poles to a stake in Eagle Creek an ash pointer, thence down on the North bank of said creek as follows:- N. 57-1/2 W. 13-1/4 poles to a stake and dogwood; thence S. 61-3/4 W. 8 poles to a sweet gum; thence N. 62-3/4 W. 10 poles to two pawpaws; thence N. 18 W. 11 poles to a stake and poplar stump; thence S. 85 W. 9 poles to an ash, gum and hackberry; thence S. 16-1/4 W. 12 poles to a stake on the West side of a box elder; thence N. 51 W. 7 poles to a poplar, thence N. 35 E. crossing the creek twice to a stake near the mouth of a ditch corner to Hamner’s 107-1/3 acres, thence up said ditch as follows: N. 23-1/2 E. 11 poles; N. 5-1/4 E. 22-1/2 poles to the beginning.

Tract 5. Beginning at two dogwoods and a hickory in the original S. W. line of the Blakemore tract corner to John Lilly in Wm. Cullen’s line, running thence S. (N.) 57-1/2 W. 134 poles to a maple and gum, another corner of Lilly; thence N. 31-1/2 E. 74 poles to a sassafras and gum on the W. side of Eagle creek in W. C. Hamner’s line, thence up said creek S. 75 (57) E. 56 poles to 3 hickories; thence N. 67 E. 34 poles to the mouth of a ditch, thence S. 35 W. 17 poles, S. 8-1/2 E. 17-1/2 poles, S. 51 E. 7 poles, N. 16-1/2 E. 12 poles; N. 61-1/4 E. 8 poles, S. 57-1/2 E. 13-1/4 poles to a stake in creek a corner to Robinson in the original Blakemore line, thence S. 31-1/2 W. 92-6/10 poles to the beginning, containing 75 acres — but excepted is about 6 acres heretofore conveyed by first party to second party.

Tract 6. Beginning at a stone on the east side of a small branch in J. M. Young’s line between lot No. 1 and No. 2 of the Blakemore survey on Eagle creek S. 31-1/2 W. 85 poles crossing Eagle creek at 73-1/4 poles to a stake and ash and hickory; thence N. 87 E. 22-3/4 poles to a stake and sycamore and two ashes, thence S. 57 E. 66 poles to two hickories on the South bank of said creek, thence N. 67 E. 34 poles to a stake in said creek near the mouth of an old ditch in G. A. Robinson’s line, thence up said ditch N. 23-1/2 E. 11 poles, N. 13-1/2 E. 11 poles, N. 5-1/4 E. 22-1/2 poles to a stake in said ditch in Robinson’s line; thence with said line and J. M. Young’s line N. 57-1/2 W. 90-9/10 poles to the beginning, containing 45 acres.

Tract 7. Beginning at a stone a corner of Shrotes, Robinsons and Hamners, thence S. 81 — 50 E. 42-3/10 poles to a stone on the south bank of Eagle creek another corner of Shrotes and Robinsons, thence N. 47-1/2 W. 9-3/4 poles to a stake and two ashes on the west bank of the creek; thence S. 89-3/4 W. 35-3/10 poles to the beginning, containing 3/4 acres.

Tract 8. Beginning at a stone south corner of G. A. Robinson, thence S. 53-1/2 E. 6 poles to an ash; thence S. 38 E. 28-1/3 poles to a stone on the North side of the Salem road; thence N. 32 E. 81 poles to a stone, thence N. 15-3/4 W. 15-3/4 poles to a stone, thence N. 33 E. 257 poles to a stone in I. A. Spaulding’s line thence with said line N. 50-3/4 W. 20-8/10 poles to a stone, ash and two sassafras bushes, thence S. 33 W. 342 poles to the beginning, containing 51 acres and 25 poles.

56

Tract 9. Beginning at a stone corner of Spaulding’s Chalybeates Springs tract of land in the Northwest line of Mercer’s Military Survey, thence with said line S. 31-1/2 W. 146 poles passing Blackmore’s east corner at 86 poles, S. 31 W. 196 poles to a stake and sweet gum in said line, thence S. 55 E. 20-4/10 poles to a stone on the South side of the Salem road, thence N. 31-1/4 E. 342 poles to a stone, white oak and black oaks on the east side of a deep hollow in Spaulding’s line; thence with said line N. 55 W. 18-7/10 poles to the beginning, containing 41-1/2 acres and 26-2/3 poles.

There is reserved and excepted from the property above described a part thereof conveyed by Green Robinson to Francis J. Jessop by deed of record in Deed Book “Y”, page 154, and described as follows:

Beginning at a hickory on the bank of said creek North corner of said Jessop’s land in J. R. Hughes’ line; thence N. 54 W. 44.9 poles to a stone on the West side of the Salem road, S. W. corner of J. R. Hughes, thence with the road, S. 13-1/2 E. 32 poles, S. 6 E. 23 poles to a stake in the center of the creek; thence with the several meanders thereof to the beginning, containing 6 acres, more or less.

And there is also reserved and excepted from the above described property a part of Tract 8 conveyed by Nora R. Anderson to John N. Robertson by deed of record in Deed Book 69, page 517, and bounded and described as follows:

Beginning at a stake in the center of the Mansfield and Sturgis road (or Salem road) where the same is intersected with the Bertsville road, thence with the Sturgis road S.14-3/4 E. 32 poles to a stake a corner of John Robertson, thence with his line N. 34 E. 27-1/4 poles to a stake in said line in the center of the Bertsville road, thence with said road N. 71 W. 24-1/2 poles to the place of beginning, and containing 2-1/16 acres.

136-314

Parcel 1-F .B. Vaughn Tract

Beginning at a white oak and black gum in the original line, thence with said line N. 36-1/2 E. 85-1/3 poles to a stone, thence N. 53-1/2 W. 76-1/2 poles to a stone, thence N. 38 E. 40 poles to a stone and 4 dogwoods, thence S. 53-1/2 E. 185 9/10 poles to a stone on the bank of a branch in Parson’s line, ash and sycamore pointers, thence N., 36 W. 116 9/10 poles to a black oak, two sassafras’s and dogwood in Quisenberry’s line, thence N. 51-1/4 W. 58-1/4 poles to a dogwood on a branch, thence up the same with its meanders to the beginning, containing 100 acres, more or less;

Parcel 2-Shoemaker, Executor TractI

Beginning at a stake in the center of the old Morganfield & Sturgis (or Salem) road, a corner of the Salem school house lot and in line of Shep Tucker running thence with the school lot N. 53 w. 220 feet to point in an old passway a corner of the 1 1/2 acre lot sold to said school by Shroat, thence with said passway S. 40-1/2 W. 587 feet to stake in the center of U. S. Highway #60; thence with the center of said highway as follows: S. 25 W. 900 feet; thence S. 10 W. 750 feet thence due south 500 feet to point in said highway in line of the Gatlin Farm; thence with same S. 49 E. 106 feet to the center of the old Salem Road, a corner of Gatlin and Lee

57

Humphrey’s; thence up the center of said road following the lands of Humphrey and Shep Tucker as follows: N. 18 E. 400 feet; N. 11 E. 70 feet; N. 19 E. 350 feet; N. 30-1/2 E. 1200 feet to the place of beginning and containing 15-1/2 acres but from which there is to be deducted 30 ft. included in the Highway amounting to 1-1/2 acres leaving 14 acres;

There is excepted from Parcel 2 above described a part thereof conveyed by A. G. Shrote to Nina Hess, by deed dated June 28, 1932, recorded in Deed Book 96, page 624, and described as follows:

Beginning at a point about 10 feet north of an oak tree in the Northwest corner of the herein described piece of land, running thence south following the highway No. 60, 330 feet; thence east about 261 feet to the middle of the old Morganfield-Sturgis road, running thence with the middle of the said road north 330 feet to a point thence west 261 feet to the point of beginning, containing 2 acres more or less;

There is also excepted from Parcel 2 above described the part thereof conveyed by A. G. Shrote, et ux to J. C. McGee and Dorothy McGee, by deed dated March 14, 1942, recorded in Deed Book 109, page 249, and bounded and described as follows;

Beginning at a point at the intersection of U. S. Highway #60 in the Lee Humphrey road, thence running North along said Highway 900 feet to Bradfield’s line, thence with right angles to the right along said Bradfield’s line 315 feet to a point in the Morganfield and Sturgis road, thence running South along the Morganfield and Sturgis road 395 feet to a point at the intersection of the Morganfield and Sturgis road and the Lee Humphrey road, thence with right angles to the right and running along the said Lee Humphreys road 90 feet to the point of beginning, containing about 3-1/4 acres, more or less;

Parcel 3- S.T. Harris, Commissioner Tracts

Tract 1. Beginning at a stake Hughes corner in Smith’s line, thence with Smith’s line to P. Berry’s corner, thence with Berry’s S. 51 3/4 E. 100 2/5 poles to a stake Berry’s corner in Smith’s line, thence with said line the Salem Church lot and H. C. Floyd’s line N. 35-1/2 E. 89 2/10 poles to a stake in Floyd’s line, thence N. 51 3/4 E. 100 2/5 poles to a stake in a branch in Hughes line thence with said line S. 35 1/2 W. 89 2/10 poles to the beginning containing 56 acres of land.

Tract 2. The second tract adjoins the first tract and is described as follows. Ten acres of land cut off of twenty-five acres of land deeded by the Sheriff of Union County by J. G. Anderson and P. A. Buckner (see deed book 26 page 611 and then, conveyed to Jannette and Thos. January, and by them to H. C. Floyd (see book 27 page 620) and the south end next to and adjoining the church lot called Salem running with Tucker’s line thence with Ghormley’s line far enough to include ten acres when a parallel line is run with the above named Tucker’s line.

There is reserved and excepted from Parcel 3 above described part thereof conveyed by A. G. Shrote, et ux to Union County Board of Education by deed dated May 22, 1924, of record in Deed Book 87, page 54, and bounded and described as follows:

Beginning at a point in line of the school property and A. G. Shrote thence in S. E. direction 960 feet to a stake running thence in a N. W. direction 190 feet to a stake in the line of the Federal Highway and A. G. Shrote running thence with the line of said Federal Highway in S. W. direction 930 feet to a point of beginning and containing an acre of land more or less;

58

There is also reserved and excepted from the lands described as Parcel 3 the part thereof conveyed by A. G. Shrote, et ux to State Highway Commission, Commonwealth of Kentucky, by deed dated October 14, 1923, recorded in Deed Book 89, page 124, and described as follows:

Beginning at a point in the property line between A.G. Shrote and J. H. Davis on left side of road, 30 feet from and opposite station 9211 — 05 in centerline of survey made by the Department of State Roads and Highways; thence 30 feet from and parallel to said center line a southwesterly direction 1520 feet to a point in the property line between A. G. Shrote and J. T. Shumac; thence, with property line 60 feet to a point in said property line on right side of road 30 feet from and opposite station 9226 plus 25 in center line of survey above mentioned; thence 30 feet from and parallel to said center line in a northeasterly direction 1520 feet to a point in property line between A. G. Shrote and J. H. Davis; thence with said property line 60 feet to the beginning, and containing 2.1 acres, more or less.

Parcel 4-Ellen Ware Tracts

Tract 1. The residue being 15 acres more or less of a certain tract of land devised to Wm. Anderson to N. Jennette Anderson and containing 30 acres, said 15 acres being the residue of the land bought by Anderson and Buckner as shown by deed of record in Book X page 111 after deducting therefrom 5 acres sold to A. J. Harman, see deed book 26, page 367 and 10 acres conveyed to Jannette January, and P. A. Buckner sold to said Anderson see book 26 page 611 all in the Clerk office of the Union County Court and said residue lies in Union County, Ky., on the Morganfield, and Madisonville road and adjoins the lands of Hex Cullen, Willard Ghormley and Ed O’Conner and the 5 acres sold Harmon, being the same tract of land conveyed to first party by John G. Anderson on December 26th 1899 and recorded in Deed Book 53 at page 519, in the Clerk’s office of the Union County Court.

Tract 2. Beginning at a stone and small black oak in line of Mrs. Ghormley, thence S. 52-1/2 E. 51 6/10 poles to a stone corner to Jos. Cooper, thence S. 36 W. 15-1/2 poles to a stone, thence N. 52-1/2 W. 51 7/10 poles to a stone in Ghormley’s line, thence N. 36-1/2 E. 15-1/2 poles to the beginning, containing about five acres, less two acres of land, being a part of said tract lying southeast of the Marion road, and being the same property conveyed to C. J. Newton by J. C. Engle by Commissioner W.T. Cannon, in an action in the Union Circuit Court and dated March 26th 1900 and recorded in Co. Deed Book 1 at page 600 in the Union County Court Clerk’s office. This is the same tract conveyed to first party by C. J. Newton and others on August 25th, 1910 by deed of record in deed book 66, page 400 in the Clerk’s Office of the Union County Court.

There is reserved and excepted from the property described as Parcel 4 the part thereof conveyed by A. G. Shrote, et ux to M. R. Timmons, by deed dated September 14, 1944, recorded in Deed Book 120, page 304, and described as follows:

Beginning at a point in the Old Morganfield-Salem Road. Thence S. 58 — 30 W. a distance of 119.8 feet down the Old Morganfield-Salem Road to a point in the Center of said Road. thence S. 44 — 30 E. a distance of 457.5 feet to the property line fence of M. Timmons and A. G. Shrote. Thence with said property line fence N. 25 — 42 E. a distance of 229.8 feet to a property line corner. Thence N. 61 — 58 W. a distance of 379 feet to the point of beginning and containing 1.681 acres.

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SOURCE OF TITLE

And being a portion of the same property conveyed by Peabody Coal Company, an Illinois corporation, to Peabody Coal Company, a Delaware corporation, by deed dated March 29, 1968, recorded in Deed Book 192, page 297.

And being a portion of the property conveyed by Peabody Coal Company, a Delaware Corporation, to Peabody Development Company, a Delaware corporation, dated June 16, 1989, recorded in Deed Book 260, page 332.

And being a portion of the property conveyed by Peabody Coal Company, a Delaware Corporation, to Peabody Development Company, a Delaware corporation, dated September 12, 1989, recorded in Deed Book 261, page 302.

And being a portion of the property conveyed as Item 6 in the Deed of Conveyance from Peabody Development Company, LLC to Central States Coal Reserves of Kentucky, LLC, by deed dated February 21, 2006, recorded in Deed Book 322, page 77.

And being a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC, to Midwest Coal Reserves of Kentucky, LLC by deed dated July 9, 2007, recorded in Deed Book 328, page 75.

And being a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC, to Midwest Coal Reserves of Kentucky, LLC by Deed of Confirmation dated December 22, 2011, recorded in Deed Book 347, page 227-240.

Exceptions and Prior Conveyances

The foregoing tracts may be subject to one or all of the following:

1. Subject to agreement, dated 10-4-57, unrecorded, between Peabody and Aluminum Company of America.

2. Subject to deed, dated 6-10-66, from Sentry Royalty to Kelsey Berry, et al, recorded Book 183, page 241.

END OF EXHIBIT C

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EXHIBIT D-1

TO

UNDERGROUND COAL MINING LEASE

Boundary Map of Additional Lease Area

Chalybeate Hills
HIGGINSON-HENRY
WILDLIFE MANAGEMENT AREA
Sulphur Spring Hills
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117
116
115
114
113
112
111
110
109
108
107
106
105
104
103
102
101
100
99
98
97
96
95
94
93
92
91
90
89
88
87
86
85
84
83
82
81
80
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74
73
72
71
70
69
68
67
66
65
64
63
62
61
60
59
58
57
56
Tracts
Scale: 1"=4,000'
N

Exhibit D-1
KY #9 Seam Additional Lease Map
Union County, KY

61

EXHIBIT D-2

TO

UNDERGROUND COAL MINING LEASE

Tract Key to Exhibit D-1 Map

Land Contract No.	Map Tract
136-007 P1 T1&2, P2&3	56
136-021 T2	57
136-021 T1	58
136-023 T1-T5	59
136-015 T5	60
136-032 T1-T5	61
136-035 T1	62
136-086 P1T1	63
136-026	64
136-031 T1-T4	65
136-025 T1-T3	66
136-108 T1&T2	67
136-059 T1&T2A&B	68
136-024 T1-T3	69
136-048	70
136-257	71
136-278 P1T1&P1T2	72
136-258	73
136-272 T1&T2	74
136-259	75
136-203 T1&T2	76
136-030 P1T1&T2	77
136-022 T1&T2	78
136-018	79
136-091 T1&T2	80
136-090 P1T2	81
136-058	82
136-036 T1-T3	83
136-098A P9&P11 Item 51	84
136-037 T1&T2	85
136-098A P10 Item 51	86

62

Land Contract No.	Map Tract
136-038 T1&T2	87
136-038	88
136-040 T1	89
136-085 T1-T3 Item 41	90
136-085 T1&T2 Item 42A	91
136-256 T1&T2	91
136-012	92
136-254	93
136-174	94
136-255 T1&T2	94
136-090 P1-T3	95
136-251 T1	96
136-040 T2&T3	97
136-251 T3	98
136-250 T3	99
136-250 T4	100
136-010 T1	101
136-010 T2	102
136-010 T3	103
136-250 T2	104
136-049 T1-T3	105
136-056 T1&T2	106
136-314 P2	107
136-314 P1&P3T1	108
136-085 Item 42	109
136-090 P1T1	109
136-271	109
136-314 P3T2&P4T1&2	110
136-030 P2T1&T2, P3	111
136-250 T1	112
136-244 T1&T2	113
136-261 T1&T2	114
136-245 T1&T2	115
136-260 T1-T3	116
136-243 T1-T3	117
136-287 T1-T9	118

END OF EXHIBIT D-2

63

EXHIBIT E

TO

CONTRACT TO SELL AND LEASE REAL ESTATE

OVERRIDING ROYALTY AGREEMENT

NOT TO BE RECORDED

OVERRIDING ROYALTY AGREEMENT

This OVERRIDING ROYALTY AGREEMENT is made and entered into on this the             day of December, 2011, by and between, MIDWEST COAL RESERVES OF KENTUCKY, LLC, a Delaware limited liability company, with an address of 701 Market Street, Suite 965, St. Louis, Missouri 63101 (“GRANTOR”) and ARMSRONG COAL COMPANY, INC., a Delaware corporation, having its office address at 407 Brown Road, Madisonville, Kentucky 42431 (“GRANTEE”).

W I T N E S S E T H:

WHEREAS, GRANTOR and GRANTEE are parties to a Corporation Special Warranty Deed of even date herewith of record in Deed Book             , page             , in the Office of the Union County Clerk, wherein certain coal and coal mining rights and privileges have been granted by GRANTOR to GRANTEE more specifically described on Exhibit A and depicted on Exhibit B thereto (the “Deed”);

WHEREAS, a portion of the consideration for the Deed included an overriding royalty of two percent (2%) of the Gross Sales Price, as that term is defined herein, on all coal mined and sold from the Property (the “Overriding Royalty”); and

WHEREAS, GRANTOR and GRANTEE desire to more particularly set forth the terms and conditions of the Overriding Royalty granted by GRANTEE to GRANTOR in the Deed, as hereinafter set forth.

NOW, THEREFORE, for and in consideration of the Deed and the mutual covenants and promises of the parties hereto, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. GRANT OF OVERRIDING ROYALTY. GRANTEE does hereby GRANT, ASSIGN, TRANSFER, and SET OVER to GRANTOR free and clear of all costs, expenses, liens, and encumbrances created by GRANTEE, its parent or affiliates, an overriding royalty interest in and to the fee coal in place (“Coal”). GRANTEE covenants and agrees that after the mining by GRANTEE and its successors and assigns of Coal from the property described on Exhibit A attached hereto and made a part hereof by reference (the “Property”), GRANTEE, its successors and assigns, shall pay to GRANTOR, its successors and assigns, when such payments are due without the necessity of prior demand, an overriding royalty payment of two percent (2%) of the Gross Sales Price, as that term is defined herein, for all Coal mined, removed, and sold from the Property.

2. REPORTS. Beginning with the month following the month in which coal is sold from the Property, GRANTEE shall furnish to GRANTOR a report stating for that month the number of coal acres mined and the tons of coal mined and sold from the Property; the per ton Gross Sales Price (defined below) showing all adjustments made to the monthly invoice sales price.

Union County, Ky.	12/28/11

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3. DELINQUENT PAYMENTS. Delinquent payments shall bear interest from their due date at a per annum rate which is five percent (5%).

4. GROSS SALES PRICE. When used herein, “Gross Sales Price” means, with respect to transfers of coal to unrelated third parties in an arm’s length transaction, the average sale price received or receivable per ton, directly or indirectly, by GRANTEE, or by any other person or entity at GRANTEE’s direction or on its behalf, for or with respect to any and all sales and other transfers, F.O.B. at the shipping point, occurring during any calendar month, of coal mined from the Property, without deduction of sales commissions or selling expenses, preparation charge, or any other costs or charges whatsoever; provided, however that GRANTEE shall be allowed a deduction for transportation costs. When used herein, “Gross Sales Price” means, with respect to any coal mined from the Property which is sold or transferred to an affiliated entity in a transaction that is not arm’s length or with respect to coal which is consumed by the Lessee itself, an amount equal to the greater of [i] the per ton average of the aggregate consideration received or receivable, directly or indirectly, by the GRANTEE or any other person or entity at GRANTEE’s direction or on its behalf, for or with respect to any such sales and other such transfers occurring during any calendar month, of coal mined from the Property, without deduction of transportation costs, sales commissions or selling expenses, preparation charges, or any other costs or charges whatsoever except for taxes which may be deducted; or [ii] the Gross Sales Price determined in accordance with the first sentence of this Section 4 for sales in arm’s length transactions with persons other than an affiliated entity during the preceding calendar month (or, if no coal was sold in an arm’s length transaction with an unrelated third party during such preceding calendar month, then the average Gross Proceeds per ton of coal sold in arm’s length transactions with persons other than affiliated entities during the immediately preceding six month period).

GRANTEE shall furnish to GRANTOR, with the remittance of the royalty payment, the calculations used to determine the basis of the royalty payment. GRANTEE shall make the barge and truck scale weights showing the quantity of coal shipped from the Property and weights of coal, if any consumed on the Property or at the preparation plant or tipple available to Midwest for their inspection and copying, upon reasonable notice and request to GRANTEE. GRANTEE shall keep accurate and correct books of account showing all coal mined, and all coal consumed or disposed of on, transported, or shipped from the Property, together with the correct weights and gross selling price thereof, to which books and records GRANTOR shall at all reasonable times have access for verification of statements to be furnished by GRANTEE.

5. GRANTOR’S RIGHT TO INSPECT. GRANTOR or its representatives at reasonable times, and upon at least forty-eight (48) hours advance written notice, shall have the right to make surveys of the workings in the coal herein leased to determine the accuracy of Armstrong’s surveys of such workings at GRANTOR’s sole cost and expense; and at reasonable times, and upon at least forty-eight (48) hours advance written notice, to examine the maps and engineering records of Armstrong with reference to said surveys at GRANTOR’s sole cost and expense. GRANTEE shall keep records of all coal mined and sold from the Property for a period of 36 months and GRANTOR shall have the right to inspect the records at all reasonable times. GRANTOR or its representatives shall also have the right at reasonable times, and upon at least forty-eight (48) hours advance written notice, to examine and check the invoices, sales records and other records related to the production and sale of the coal from the Property to determine the accuracy of GRANTEE’s reports to GRANTOR at GRANTOR’s sole cost and expense. GRANTOR agrees to treat GRANTEE’s invoices, sales and other records as confidential and not to disclose such records to GRANTOR’s sales representatives or those of its affiliates. GRANTEE shall not be responsible for any injury, loss or damages suffered by GRANTOR’s representatives that enter the Property, except for any injury, loss or damages caused solely by the gross negligence of GRANTEE, its agents or employees.

2

6. LESSER INTEREST. If GRANTOR conveys or assigns less than a 100% interest in and to the Coal in, on, and underlying the tracts in question to GRANTEE pursuant to the Deed, the overriding royalty payments to GRANTOR shall be reduced in proportion to which any such partial undivided interest bears to the whole.

7. GRANTOR’s VESTED INTERESTS AND RIGHTS. GRANTOR’s overriding royalty interest and rights to payment hereunder are vested as to the Coal, shall not be deemed violative of the rule against perpetuities, and shall continue to be vested to the extent that the Coal is covered by or subject to any renewal, extension, modification, or amendment of any existing or new lease, deed, license, assignment, or other contract granting GRANTEE, its successors, assigns, subsidiaries, or affiliates (whether direct or indirect) the right to mine, remove, and sell Coal.

8. PAYMENT OF OVERRIDING ROYALTY. All monthly royalty payments to GRANTOR shall be due and payable to GRANTOR on or before the twenty-fifth (25th) day of each month following the calendar month in which the Coal is sold and shall be accompanied by a statement reflecting the amount of Coal mined, removed, and sold in the preceding calendar month and the overriding royalty payment due with respect thereto.

9. GRANTEE’S ACCEPTANCE. GRANTEE accepts GRANTOR’s conveyance of the Coal and agrees for itself, its successors, and assigns, and agrees to be bound by all the grants, covenants, conditions, restrictions, reservations, exceptions, and other terms set forth in this Overriding Royalty Agreement, as well as those more particularly set forth in the Deed, incorporated herein by reference and made a part hereof, which such covenants, conditions, restrictions, reservations, exceptions, and other terms shall be covenants running with the land and shall be binding upon GRANTEE, its successors and assigns, and their respective successors and assigns, forever.

10. AGREEMENT RELATES TO FEE CONVEYANCE. This Overriding Royalty Agreement relates to those fee Coal tracts conveyed by GRANTOR to GRANTEE in the above-described Deed.

11. ANCILLARY PROVISIONS OF THIS OVERRIDING ROYALTY AGREEMENT. This Overriding Royalty Agreement and the Deed constitute the entire agreement between the Parties; supersede all representations, bids, agreements, memoranda and correspondence between, by or for the Parties. No amendment or modification of this Agreement shall be binding unless made by a written instrument of equal formality with this Agreement. Waiver by either Party of performance by the other Party of any of the provisions of this Agreement shall not be construed as a waiver of any further right to insist upon full performance of the terms of this Agreement. Each Party shall be entitled to insist strictly upon timeliness of performance by the other Party of the other Party’s obligations.

12. RECORDING. The parties hereto agree to give notice of the existence of this Overriding Royalty Agreement as it relates to the Property by recording the Deed in the Office of the County Clerk of Union County, Kentucky.

13. NOTICES. Any notice or communication required by this Agreement shall be in writing addressed to the address of each of the Parties respectively as follows:

3

To GRANTEE:

Armstrong Coal Company, Inc.

407 Brown Rd.

Madisonville, KY 42431

Attn: Vice President

With required copy to:

Mason L. Miller

Miller Wells PLLC

300 East Main Street, Ste. 360

Lexington, Kentucky 40507

-and-

Armstrong Energy, Inc.

Attn: Martin D. Wilson, President

773 Forsyth Blvd., Suite 1625

St. Louis, Missouri 63105

To GRANTOR:

Midwest Coal Reserves of Kentucky, LLC

701 Market Street, Suite 765

St. Louis, MO 63101

With required copy to:

J. Sale Gordon

Gordon Law Offices, P.S.C.

121 W. Second Street

P.O. Box 1146

Owensboro, Kentucky 42302-1146

At any time, any party may specify in writing a new address for notification hereunder.

14. BINDING EFFECT. The Parties agree that the overriding royalty interest granted herein shall constitute an independent and enforceable obligation that shall run with the land and shall be binding upon GRANTEE, its respective successors and assigns, and any subsequent owner, lessee and other holders of the Property. The parties hereto acknowledge and agree that all of the terms and conditions contained in the Deed and in this Overriding Royalty Agreement shall be of in full force and binding effect upon the parties hereto, their successors and assigns.

15. TERM. This Overriding Royalty Agreement shall remain in effect and the obligations hereunder shall continue until the later of sixty years from the date of this Overriding Royalty Agreement or such time as all Coal has been mined and sold from the Property.

4

16. GOVERNING LAW. This Overriding Royalty Agreement shall be construed in accordance with the substantive laws of the Commonwealth of Kentucky.

17. MISCELLANEOUS.

17.1 Modification and Waiver. No modification or waiver of any provision of this Overriding Royalty Agreement nor consent to any departure therefrom, shall in any event be effective, unless the same shall be in writing and signed by the party to be charged therewith, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

17.2 Construction. This Overriding Royalty Agreement has been arrived at after thorough bargaining and negotiations, with attorneys advising each party. The language of this Overriding Royalty Agreement is a product of the mutual effort of the Parties. This Overriding Royalty Agreement shall be construed fairly as to all Parties; it shall not be construed for or against any party on the basis or the extent to which that party participated.

17.3 Severability. In the event that any one or more of the provisions or parts of a provision contained in this Overriding Royalty Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provisions or part of a provision of this Overriding Royalty Agreement, but this Overriding Royalty Agreement shall be reformed and construed in any such jurisdiction as if such invalid or illegal or unenforceable provision or part of a provision had never been contained herein, and such provision or part shall be reformed so it would be valid, legal and enforceable to the maximum extent permitted in such jurisdiction in a manner so as to preserve the bargain and agreement of the Parties hereto.

17.4 Authority to Execute. Each individual executing this Overriding Royalty Agreement on behalf of a party hereto represents and warrants that all actions necessary to authorize its execution on behalf of that party have been duly performed; that such individual has authority to execute this Overriding Royalty Agreement on behalf of such party; and that such party shall be legally bound hereby.

17.5 Recitals and Captions. The introductory factual recitals of this Overriding Royalty Agreement are an integral part hereof and are incorporated herein by reference. The captions of the paragraphs of this Overriding Royalty Agreement are for convenience only, and shall not be construed as impacting the covenants, conditions, terms and provisions hereof.

17.6 In the event of any dispute or litigation between the Parties concerning the terms and conditions of this Overriding Royalty Agreement or otherwise related to any party protecting or preserving their rights under this Overriding Royalty Agreement, the prevailing party shall be entitled to recovery of all costs and reasonable attorney fees actually incurred.

5

IN WITNESS WHEREOF, the parties hereto have executed this Overriding Royalty Agreement as of the date first hereinabove written, by their duly authorized representatives.

GRANTOR:	MIDWEST COAL RESERVES OF KENTUCKY, LLC

By:
Title:

STATE OF MISSOURI	)
	)	SS:
CITY OF ST. LOUI	)

The foregoing Agreement was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by             as             of Midwest Coal Reserves of Kentucky, LLC, a Delaware limited liability company, personally known to me to be the person whose name is subscribed above and having represented to me that he has full power and authority to so execute on its behalf as its free act and deed in due form of law, on this the             day of             , 2011.

Notary Public,
My commission expires:

6

WITNESS the execution of:

GRANTEE:	ARMSTRONG COAL COMPANY, INC.

By:
Title:

STATE OF	)
	)	SS:
COUNTY OF	)

The foregoing Agreement was SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by             as             of Armstrong Coal Company, Inc., a Delaware corporation, personally known to me to be the person whose name is subscribed above and having represented to me that he has full power and authority to so execute on its behalf as its free act and deed in due form of law, on this the             day of             , 2011.

Notary Public,
My commission expires:

7

EXHIBIT A

TO

OVERRIDING ROYALTY AGREEMENT

All recording references are to the Office of the Union County Clerk unless otherwise specified.

136-020

Tract 1. A tract of land lying on the waters of Dyson Creek and being a triangular piece of land lying on the east side of Bordley and Morganfield road near the conjunction of said road with the Carter and Taylor road, being the east corner of a tract of land deeded to G. Henry Fryer by Lucy A. and G. W. Fryer on September 5, 1895, containing 1/4 acres, more or less.

Tract 2. A certain tract of land lying near the village of Cullen and bounded: beginning at two hickories in the Anderson line, corner to a 19-acre survey sold to Mat C. Christian; running thence N. 55 1/11 W. 168 poles to a black oak corner in the Weeden line, corner to the Anderson survey; thence S. 32 W. 95 1/2 poles to a stone cornering the original line; thence S. 55 1/11 E. 168 poles to a stone in the line of a survey laid off to Simeon L. Carrier in the division of Jonathan E. Potts heirs; thence N. 37 E. 95 1/2 poles to the beginning, containing 100 acres, more or less.

There is excepted from Tract No. 2 the following:

Exception A. — containing 35 acres sold to R. L. Potts and bounded as follows: beginning at William Christian and wife’s line at a gum and oak; thence S. 55 W. 106 poles to a hickory, sassafras and B gum corner; thence N. 55 W. 36 poles to a stone in the line of Isaac Bean; thence N. 32 E. 95 poles to a stone and oak, corner to Christian and wife; thence 5. 55 E. 80 poles to the beginning;

Exception B. — containing one acre sold to C. A. Maraman and bounded as follows: beginning at a stone In the Henderson and Caseyville Road, corner to Harry Alvey’s lot; thence with said lot S. 37 E. 10 poles to a stone; thence S. 48 W. 8.14 poles to a stone, Dr. Rhea’s line; thence S. 35 E. 6 poles to a stone in said line; thence N. 48 E. 16.01 poles to a stone; thence N. 42 W. 15.08 poles to a stone in said road in Mahan’s line; thence with the road and said line S. 48 W. 6 poles to the beginning;

Exception C. — containing one acre sold to J. D. Haynes;

Exception D. — containing one acre sold to W. B. Carrier and bounded: beginning at a stone, corner to one Richey; thence with Richey’s line S. 42-1/2 W. 12 poles and 14 links of the chain to a stone, corner to Simeon Carrier; thence S. 53-1/2 E. 14 poles and 3 links of the chain to a stone, corner to Simeon Carrier; thence with his line N. 47 3/4 W. 13-1/2 poles to a corner to Dr. Preston; thence with Preston’s line N. 53-1/2 W. l4 poles to the beginning;

Exception E. — containing 3/4 acre sold to J. W. Householder and bounded: a lot situated at the crossing of the Morganfield, Belleville and the Henderson and Caseyville roads, in Henderson County, Kentucky and beginning at a stone, corner to the acre lot conveyed by said Potts and

8

wife to said Householder on the West side of the Belleville road; run thence with the line of Mansfield’s 2-1/2 acres S. 33 3/4 E. 14-1/4 poles to a stone, corner to 32 poles, a lot conveyed herein by Carrier and wife to said Householder; thence with line of same S. 56-1/2 W. 5.43 poles to a stake on the West side of said road, corner to the Householder lot conveyed by Richey; thence with the line of same and line of said acre lot to the beginning;

- beginning at a stake at the crossing of said roads, corner to a lot conveyed by Carrier arid wife to John W. Melton, also corner to Carrier’s land; running thence with Carrier’s line N. 47 3/4 E. 8.4 poles to a stone, corner to Mansfield’s lot of 58 poles; thence with the line of same N. 33 3/4 W. 4-1/2 poles to a stake, corner to said lot, also to the said 39 poles above mentioned; thence with a line of 39 poles South 56-1/4 W. 5.43 poles to a stake, corner to the same; thence S. 5 3/4 H. to the beginning;

Exception F. — containing 1/2 acre sold to Jacob Carrier and described: beginning at a stake, Dr. C. M. Preston’s line on the East side of the Caseyville road; thence S. 35 E. 10 poles to a stake; thence N. 48-1/2 E. 8 poles to a stake; thence N. 35 W. 10 poles to a stake in Mansfield’s line; thence S. 47 W. 8 poles to the beginning;

Exception G. — beginning at a stone, Southeast corner of lot now owned by said Cowan; thence S. 48 W. 8.14 poles with line of said lot to a stone in J. W. Bishop’s line; thence with his line S. 35 E. 6 poles to a stone in said line; thence N. 48 E. 8.14 poles to a stake in Gatten’s line; thence to the beginning, containing 48.84 rods of land.

Exception H. — being one vacant lot about 72 x 55 feet adjoining the East side of a certain lot bought of C. L. Gatten on the 15th day of August, 1902, recorded in D. B. 56, page 530, bounded on the South by J. P. Pride lot; on the East by C. L. Gatten farm; on the North by C. A. Maraman lot, that is supposed to contain 1/4 acre;

Exception I. — beginning at a stake, corner to the two lots conveyed, one by Potts and wife and the other by Carrier and wife; to John W. Householder of the same date hereof; running thence with line of the lot conveyed by Carrier and wife, S. 33 3/4 E. 4-1/2 poles to a stake on the east side of the Henderson Road, corner to said lot in Carrier’s line; thence with said line N. 47 3/4 E. 20 poles 5-1/2 links to a stone, corner to Carrier; thence N. 33 3/4 W. 1.3 poles to a stake, corner to said 2-1/2 acres, also to Potts and Carrier; thence with the line of the 2-1/2 acres, S. 56-1/4 W. 20 poles to the beginning, containing 58 poles of land.

Exception J. — Beginning at a stone on the northwest point of the Cross Roads; running thence with the Morganfield Road N. 6 W.5 3/5 poles to a stone, corner to R. L. Potts and said Carrier; also corner to the conveyance of said Potts and wife to said Richey; thence with the line of the conveyance by Potts, S. 56-1/4 W. 17 3/5 poles to a stone, corner to said conveyance; thence S. 53 3/4 E. 8-2/5 poles to a stone on the north side of the Caseyville Road, corner to said Carrier; thence with said road and Carrier’s line N. 42 E. 12-1/2 poles to the beginning, containing 89 poles of land.

Exception K. — Beginning at a stone, corner to the lot conveyed by said Carrier to Henry L. Richey; running thence with Richey’s line, S. 42-1/2 W. 12 poles 14 links to a stone, another corner to Richey; thence S. 52-1/2- E. 14 poles and 3 links to a stone, corner to said Carrier; thence with his line N. 42-1/2 E. 11 poles and 7 links to a stone, corner to Carrier; thence with Carrier’s line N. 47 3/4 W. 13-1/2 poles to the beginning, containing 1 acre.

9

Tract 3. A certain tract of land lying on Dyson Creek in Union County, Kentucky, thus bounded: beginning at letter A. on the plat and division a stone corner to lot No. 1; thence S. 37-1/2 W. 20 poles to a stone corner to W. S. Ross at B; thence. 59 E. 40 poles with the seminary line to a stone and black gum at L; thence N. 37 E. 101-1/2 poles to a stone cornering at M; thence N. 53 W. 204 poles to a stone cornering in L, D.Kuykendall line also the Seminary line at N; thence S. 29 3/4 W. with the Seminary line 85-1/2 poles to a stone cornering at F; thence S. 53 E. passing corner of lots Nos. 1 and 2, 136 poles to the beginning containing 97-1/2 acres, reserving from this conveyance 15-1/2 acres heretofore conveyed to J. P. Pride, which 15-1/2 acres is described as follows:

Beginning at a stone and white oak in line of C. A. Maraman 90-1/4 acres, corner to the William Fryer 20 acres; thence with 90-1/4 acres, N. 33 3/4 E. 78.2 poles to a stone, corner to 90-1/4 acres; thence S. 52 E. 42.8 poles to a stake on the West side of the Henderson and Caseyville road near the South corner of J. W. Householder’s lot; thence S. 50-1/4 W. 81 poles to a stake In J. D. Henry’s line on the Fryer 20 acres; thence with same N. 50 W. 22.65 poles to the beginning.

Tract 4. One lot situated in Cullen, Union County, Kentucky, and described thus: beginning at a stone in the Henderson and Caseyville road cornering at Harry Alvey’s lot; thence said lot S. 35 E. 10 poles S. 48 W. 8 14/100 poles to a stone In Dr. Rhea’s line; thence S. 35 E. 6 poles to a stone in said line; thence N. 48 E. 16 1/10 poles to a stone; thence N. 42 W. 15 8/10 poles to a stone in said road in Mahan’s line; thence with the road and said line S. 48 W. 6 poles to the beginning containing one acre of land; reserving from this conveyance two lots heretofore conveyed to A. W. Cowan which conveyance contained near 1/2 acre and described as follows:

Beginning at a stake on the Northwest side of A. W. Cowan in a fence post, a corner to John H. Lamb’s 1 acre lot; thence S. 50-1/2 E. 7.86 poles to a stone about 5 feet South of a white oak; thence N. 45-1/2 E. 3.46 poles to a stake on the East side of a drain, corner to said Cowan’s one acre lot; thence N. 33 W. 8 poles to a stake in said Lamb’s line, corner to same; thence S. 44 W. 5.9 poles to the beginning.

EXCEPTION FROM TRACTS 1, 2, 3, and 4.

The following is excepted from the above described Tracts 1, 2, 3, and 4: Beginning at a stake in the center of the Boxville and Cullen road at the north corner of A. W, Cowan’s lot and in line of Mrs. Tabitha Higginson’s lot; thence with Cowan lot S. 33-1/2 E. 20 poles; thence with another line of same S. 46 W. 22-1/2 poles to a stake at the south corner of Cowan’s lot and in line of Slaton’s remainder tract; thence with Slaton’s line S. 52-1/2 E. 86-1/2 poles to post at the west corner of Weller Davis tract; thence with Davis N. 40-1/4 E. 97-1/2 poles to a stake on the north side of the Davis road, another corner of Davis and in J. P. Pride’s line; thence with the north side of the road N. 50-1/2 W. 81 poles to a stake a corner of S. F. Christian; thence with the north side of the road following the line of Christian and Henry Lucas (Col) S. 61 W. 50 poles to a stake; thence with the road S. 51 W, 31 2/10 poles to the place of beginning and containing 59 acres; and said described exception was conveyed to A. W. Cowan on the 29th day of January, 1919, which said deed is of record in the Union County Clerk’s Office in D. B. 77, page 447.

Tract 5. Beginning at a point in the middle of Dyson Creek ditch and in the original line of the old W. J. Powell tract and about 8 feet above the iron bridge in the center of the Morganfield and Bordley road, corner with Nathan Slaton; thence with the middle of Dyson Creek ditch down stream S. 72 — 15 W. 2480.5 feet to a point in center of said ditch corner with Nathan Slaton;

10

thence leaving said ditch N. 53.30 W. 46.4 feet to a stake in middle of Public Road; thence with center of said road N. 37 — 33 E. 2031.3 feet to a stone in road, corner with J. T. Slaton; thence with middle of the Morganfield and Bordley road S. 52.50 W. 1468 feet to the place of beginning and containing 35.5 acres of land, more or less.

Tract 6. Beginning at a stone 40 feet from Gatten Bros. corner in the W. S. Ross line on the north side of Morganfield and Bordley; thence S. 50-1/4 E. 32 51/100 poles to a stone on bank of ditch on north side of said road; corner to the dowers 14 3/4 acres, and 13 poles; thence N. 39-1/2 E. 46-89/100 poles to a stone, in the line of D. C. Hancock’s 30 acres, another corner to the dowers 14 3/8 acres and 13 poles; thence with line of said 30 acres N. 40-1/2 W. 32 51/100 poles to a stone 40 feet from Gatten Bros. fence; thence with said Hancock’s reserve S. 39-1/4 W. 46 89/100 poles to the beginning, containing 9-1/2 acres and 7 poles.

Tract 7. Beginning at a stake at the center of the Boxville and Cullen road at the north corner of A. W. Cowan’s lot S. 33-1/2 E. 20 poles; thence with another line of same S. 46 W. 22-1/2 poles to a stake at the south corner of Cowan’s lot and in line of Slaton’s remainder tract; thence with Slaton S. 52-1/2 E. 86-1/2 poles to a post at the west corner of Weller Davis tract; thence with Davis N. 40-1/2 E. 97-1/2 poles to a stake on the north side of Davis lot, another corner of Davis and J. P. Pride’s line; thence with the north side of the road following the line of Christian and Henry Lucas S. 61 W. 50 poles to a stake; thence with the road S. 51 W. 31.2 poles to the place of beginning and containing 59 acres.

There is excepted from Tract 7 the following described 20 acres: beginning at a stake in the middle of the Belleville and Caseyville road, corner of A. W. Lovan in the line of J. P. Pride; thence S. 33-1/2 E. 175 feet to a stake; thence N. 65 E. 67 feet to an iron rod; thence S. 50-1/4 E. 600 feet to a stake; thence N. 48-1/2 E. 1270 feet to a stake; thence North 50-1/2 W. 550 feet to a stake; thence             61 W. 825 feet to a stake; thence S. 55 W. 550 feet to the beginning; said 20 acre tract was conveyed by A. W. Cowan and wife, to J. W. Cowan on June 2, 1928, recorded in D. B. 92, page 92, Union County Court Clerk’s Office.

Tract 8. Beginning at a stake in Tabor and Burchett Road; thence N. 37 E. 998 feet to another stake; thence N. 53 W. 1914 feet to another stake; thence S. 37 W. 980 feet to another stake; thence along Tabor and Burchett Road S. 54 — 45 E. 1780 feet to another stake in said road; thence with said road S. 24 E. 160 feet to the beginning, containing 42.8 acres, more or less.

136-044

Beginning at an iron pin at division line, corner with Lewis Pride in Wade Pride’s line, runs N. 54-17 W. 1599 feet to a post in East right of way of Smith Road, corner with Wade Pride; thence with said right of way N. 38-19 E. 1190 feet to a stake; thence N. 61-16 E. 71 feet to a post; S. 79-49 E. 40 feet to a post; thence S. 66-08 E. 57 feet to a post, corner in South right of way line of Smith Road; thence with South right of way of Little Union Road S. 50-46 E. 1507 feet to an iron pin, corner with Lewis Pride at Division line; thence with division line S. 42-43 W. 1187 feet to the beginning, containing 45.83 acres.

Said property was conveyed to Frank Pride by Mary C. Pride, et al, by deed dated January 21, 1942, recorded in Deed Book 109, page 37, Union County Court Clerk’s Office, and by Lewis Pride, et ux, by deed dated December 19, 1947, recorded in Deed Book 131, page 233, same office. Beulah Pride died in the lifetime of Frank Pride. Frank Pride died testate, and by his will of record in Will Book L, page 324, same office, devised her property, including the coal above described to Nancy Hazel Ray.

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136-045

Beginning at a post in South right of way line of Little Union Road, corner of L. D. Duncan (school lot tract); runs with same S. 41-20 W. 612 feet to a post — and S. 50-30 E. 225 feet to a post, corner with L. T. Duncan in West right of way of Kentucky State Highway No. 141; thence with said right of way S. 41-11 W. 438 feet to a post, corner with Wade Pride; thence N. 54-17 W. 1865 feet to an iron pin at division line; thence with division line N. 42-43 E. 1187 feet to the South right of way line of Little Union Road; corner with Frank Pride; thence with said right of way S. 50-46 E. 1665 feet to the beginning, containing 45.83 acres.

Said property was conveyed to Frank Pride and Lewis Pride by deed from Mary C. Pride, et al, dated January 21, 1942, recorded in Deed Book 109, page 37, Union County Court Clerk’s Office, and by deed dated December 19, 1947, recorded in Deed Book 131, page 235, same office, Frank Pride conveyed his interest in said property to Lewis H. Pride. Lula Pride, wife of Lewis H. Pride predeceased him. Lewis H. Pride died testate, and by his will now of record in Will Book L, page 289, devised all of his property including that above described to Martha Lewis Pryor, Ramona Paris and Roland Wynns Pride.

136-046

TRACT 1: Beginning at a stake in the Warman line, corner to John T. Holeman’s 40 acres in plat in case in Union Circuit Court of Laura B. Holeman, etc., vs. Ollie B. Holeman, etc., running thence with a line of the same, North 38 E. 89 3/4 poles to a stake in said line corner to Phil J. Holeman’s 20 acre lot No. 8, thence with a line of No. 8, N. 51 3/4 W. 35 7/10 poles to a stake in a line of No. 7, corner to No. 8, thence with said line S. 38 W. 2 1/3 poles to a stake corner to No. 7; thence with a line of the same N. 51 3/4 W. 37 1/3 poles to a stake in Burchett’s line corner to No. 7, thence with said line S. 36 3/ 4 W. 87-1/2 poles to a stake in the Warman line, corner to Burchett, thence with the Warman line S. 51 3/4 E. 71 3/4 poles to the beginning, and containing 41 acres.

TRACT 2: Beginning at a poplar corner E. E. Ross in a line of the hundred acre survey; thence with a line of the first survey S. 37-20 W. 165 poles to a stone corner in the Ross line a corner to the E. E. Ross lots; thence S. 53 E. 49 poles to a stone corner to the E. E. Ross lots; thence S. 53 E. 49 poles to a stone corner in the Ross line, thence N. 37-20 E. 168 poles to a honey locust and stone, thence N. 53 W. 49 poles to the beginning, containing 51 1/2 acres.

TRACT 3: Beginning at a stone in a line of Burchett’s 40 acres, corner to the land conveyed by the Holeman heirs to said Burchett, running thence with a line of same S. 51-1/4 E. 37-1/2 poles to a stone corner to said conveyance, thence N. 38 E. about 2 3/10 poles to a stone, S. 5l-1/2 E. 35 7/10 poles to a stone in a line of the 40 acres conveyed by J. T. Holeman to said Burchett; thence with a line of the same N. 38. E. 90 poles to a stone and ash, in Bagby’s line N. 55-1/2 W. 75 poles to a stone and ash in Bagby’s line corner to said 50 acres, thence with a line of the sane S. 36 3/4 W. about 86-1/2 poles to the beginning, being the entire boundaries of lots 7 and 8 on plat, and containing 4-1/2 acres and 17 poles of land.

Less approximately 7 acres of land cut off from the above land by Highway No. 141, and part of which 7 acres is included in Highway No. 141.

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TRACT 4: Beginning at a stake In the Warman military line, corner of Lot No. 2, running thence in the line of No. 2 and the dower N. 38 E. 180-1/2 poles to a stake corner of the Dower in Woodring line; thence with said line N. 51-1/2 W. 22-1/4 poles to a double maple, corner to Woodring and Bagby, thence with Bagby line N. 55-1/2 W. 13-1/4 poles to a stake and ash corner of the Philip Holeman Lot No. 8 in Bagby line, then with line of Nos. 8 and 5 S. 38 W. 78-3/10 poles to a stake corner of No. 5 in Frank Kuykendall’s field in the Warman line, then with said line S. 51-3/4 E. 35-4/10 poles to the beginning, containing 40 acres.

There is excepted from the lands above described parts thereof described as follows:

A. One acre conveyed to Zion Baptist Church by deed dated May 8, 1919, Deed Book 80, page 12, bounded thus:

Beginning at the intersection of the center of Bordley and Sturgis Road with that of the Home and Pride road; South corner of said first parties land, thence N. 39 E. 13-1/3 poles to a stake in middle of said Home road; thence N. 51 W. 12 poles to a stake in field; thence S. 39 W. 13-1/3 poles to a stake in middle of Bordley and Sturgis road, thence with said road S. 51 E. 12 poles to the beginning, containing one acre.

B. A lot conveyed to Sarah E. Farthing by deed dated June 5, 1924, recorded in Deed Book 97, page 518, bounded thus:

beginning In the middle of the Pride and Home or cemetery road in line with N.E. side of lot sold Mrs. Fannie Maraman and running with said lot N. 57 W. 12 poles N.E. corner of said Maraman lot, thence at right angles to same and parallel to center of said road N. 39 E. 100 feet to stake or corner in Burchett’s field, thence parallel with the Maraman line S. 57 E. 12 poles to center of said road, thence with center of road S. 37 W. 100 feet to the beginning.

C. A parcel conveyed to the Commonwealth of Kentucky for the use of its Department of Highways, by deed dated January 3, 1934, recorded in Deed Book 98, page 118, bounded thus: Beginning at two points in the property line between said party of the first part and Union County Board of Education, which said property line If extended would pass through station 277 / 56 in the center line of survey made by the State Highway Department, these points being the intersections of said property line with the boundary line of the right of way herein granted and the property line between said party of the first part and Union County Property; running thence in a northerly direction 2386 feet in and through the property of the party of the first part and including all lands on the right and left sides and within 35 feet of the centerline of said survey to two similarly located points in the property line between said party of the first part and L. L. Hammock and wife, which said property line passes through Station 301 / 42 in the center line of said survey, said points being the Intersections of the last named property line with the boundary line of the right of way herein conveyed as shown by plans on file at the office of the State Highway Department, Frankfort, Kentucky.

136-083

PARCEL 1: Beginning at a stake in the center of the Pond Fork road, a corner of Mrs. Egbert and in line of Mrs. Martha A. Williams; thence with Mrs. Egbert’s line S. 51 E. 40 poles to a stake in her line; thence S. 39-1/2 W. 24 poles to a stake; thence N. 51 W. 40 poles to a stake in the Pond Fork road, corner of the 26 3/4 acres; thence with the road N. 39-1/4 E. 24 poles to the place of beginning and containing 6 acres.

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136-084

PARCEL 1, TRACT 1: Beginning at a stone In S. W. Cowan, now J. R. Williams’ line; thence with his line N. 52 W. 59 and 58/100 poles to a stone corner to S. J. Evans, now second party’s land; thence with his line S. 37 W. 84 poles to a stone, corner to H. Williams; thence S. 52 E. 59 58/100 poles to a corner In H. Fryer’s line; thence with his line N. 37 E. 84 poles to the beginning, containing 31 27/100 acres of land.

PARCEL 1, TRACT 2. Beginning at a stone on the west side of the Pond Ford road to a corner to W. W. Gill; thence S. 51-1/2             25 poles to a stone, corner to Van Potts; thence S. 38-1/4 W. 153 1/10 poles to a stone in Williams’ line, corner to Potts; thence N. 51-1/2 W. 25 poles to a stone in said road corner to said Williams; thence with said road and J. F. Carter’s line N. 38-1/2 E. 153 1/10 poles to the beginning, containing 23 7/8 acres of land.

From said 23 7/8 acres there is excepted 10 79/100 acres conveyed by Harry F. Egbert to H. Williams January 15, 1894, recorded in D. B. 58, page 294, described as follows:

Beginning at a stone In H. Williams line corner to the Potts tract, thence N. 51-1/2 W. 25 poles to a stone in the Pond Ford road, corner to said Williams, thence with said road N. 38-1/4 E. 69 1/10 poles to a stake In Mrs. Larkin Williams line, thence S. 51-1/2 E. 25 poles to a stake in the Potts line, thence with said line S. 38-1/4 W. 69 1/10 poles to the beginning;

PARCEL 3: Beginning at a stake In the center of the New Dyson Ditch where the same is crossed by the Northeast line of Egbert, running thence up the center of the Now Creek: N. 74 3/4 E. 2385 feet to a stake In the center of same a short distance below the Bordley and Morganfield road where old creek bed leaves the new Ditch a corner of Holmn heirs land, thence following the creek bed which Is the line of the Holman land as follows: S. 4 W. 100 feet; S. 67 W 90 feet, S. 4 W. 100, S. 54 W. 200; S. 88-1/2 W. 100 feet; S. 77-1/2 W. 100 feet; S. 49 W. 100 feet; S. 76 W. 400 feet N 71 W. 114 feet to a locust stake in said creek bed a corner of Holman, thence leaving the creek and running with another line of Holman S. 49 E. 1095 feet to stake at the South corner of the Holman heirs land and in a line of James Robertson (Deboe’s land) thence with Robertson S. 4 W.663 feet to stake in a ditch at the West corner of Robertson and In line of Egbert (of Potts land) thence with the ditch and Egbert’s line N. 51 3/4 W. l990 feet to the place of beginning and containing 37 3/4 acres.

136-089

PARCEL 2-Robert N. Richey Tracts

Tract 1: Beginning at a stone, hackberry and sweet gum marked as pointers In J. W. Burchett line, corner to J. B. Bagby’s 52-1/2 acres; thence N. 56 W. 91 9/10 poles to a stone about 2 poles west of a ditch corner to Kuykendall; thence with his line and a line of Bowman’s N. 38 E. 84-1/2 poles to a stone corner to Bowman; thence with his line and a line of Joe Potts S. 52-1/4 E. 91 3/4 poles to a stone in Potts line, corner to Bagby; thence with his line S. 38 W. 79 poles to the beginning containing 46 acres and 36 poles.

14

Tract 2: Beginning at a stone in line of Brummett and Kuykendall running thence N. 37 — 20 E. 6 5/6 poles to a stone corner to Richey; thence with his line S. 53 E. 60 poles to a stone corner to J. W. Burchett, thence S. 37 — 20 W. 14-1/2 poles with Burchett’s line to a stake, thence on a straight line to the beginning, containing 4 acres more or less.

PARCEL 3-James B. Bagby Tract

Beginning at a maple in the Holeman line corner to David Woodrlngs, running thence with said line N. 56 W. 101-1/2 poles to a stone, hackberry and sweet gum marked as pointers, corner to Haywood Williams land; thence with his line N. 38 E. 79 poles to a stone In Joseph Potts’ line, corner to said Williams land; thence with Potts’ line S. 52-1/4 E. 121 poles to a stone in said Woodring’s line; thence with Woodring’s line S. 53-1/2 W. 75 3/4 poles to the beginning, containing fifty two and one half acres and thirty poles (52-1/2 acres and 30 poles). The property above described was conveyed to Haywood Williams by James B. Bagby by deed dated Aug. 11, 1899, recorded In D. B. 53, page 153, Union County Court Clerk’s Office.

PARCEL 4-Bell Jones Tract

Beginning at a stone corner to H. Williams (formerly J. E. Bagby) in D. B. Woodring’s line, thence with said Williams line N. 52 W. to a stake in said line, the corner of the Phoebe L. Potts 30 acre tract; thence with line of same N. 38 E. 18-1/2 poles to a stone, corner to Van Potts 21 acres; thence S. 52 E. with line of said 21 acres to D. B. Woodring’s line; thence with his line in a S. W. direction to the beginning, containing 7 acres, more or less.

PARCEL 5-Roberson and Egbert Tracts

Tract 1. Roberson tract: beginning at a stone in H. Williams line; thence S. 53 E. 59 58/100 poles to a stone in said Williams line, corner to Adrian Potts; thence with her line N. 37 E. 69 2/10 poles to a stake, corner to Mrs. N. F. Egbert (land sold her this day); thence N. 52 W. 59 58/100 poles to a stone, another corner to Mrs. Egbert, thence with her line S. 37 W. 69 2/10 poles to the beginning, containing 25 acres, more or less.

Tract 2. Egbert tract: Beginning at a stone in H. Williams line, corner to the Potts tract; thence N. 51-1/2 W. 25 poles to a stone in the pond Ford road corner to said Williams; thence with said road N. 38-1/4 E. 69 1/10 poles to a stake in Mrs.             Williams line, thence S. 51-1/2 E. 25 poles to a stake in the Potts line thence with said line S. 38-1/4 W. 69 1/10 poles to the beginning containing 10 79/100 acres.

EXCEPTION:

From the two tracts of land above described there is excepted Six (6) acres thereof which was conveyed by Haywood Williams to F. R. Shackelford by deed dated January 1, 1906, recorded in D. B. 62, page 34, described as follows:

Beginning at a stake in the center of the Pond Ford Road a corner of Mrs. Egbert and in line of Mrs. Martha A. Williams; thence with Mrs. Egbert’s line S. 51 E. 40 poles to a stake in her line, thence S. 39-1/2 W. 24.poles o a stake; thence N. 51 W 40 poles to a sake in the pond Fork Road, corner of the 26 3/4 acres; thence with the road N. 39-1/4 E. 24 poles to the place of beginning and containing 6 acres.

15

PARCEL 6-G .H. Fryer Tract

Beginning at a stone in said Williams line in a ditch a sweet gum and mulberry bushes marked pointers; thence N. 38 E. 69 2/10 poles to a stake corner to the said Fryer; thence N. 52 W. 62 66/100 poles to a stone In Lee Robinson’s line, another corner to said Fryer; thence with said Robinson line S. 38 W. 69 2/10 poles to a stone in said Williams lines, corner to said Robinson; thence with Williams line S. 52 E. 62 66/100 poles to the beginning, containing 27 1/10 acres.

136-092

Tract 3: Beginning at center of ditch in middle of road, Roberson’s line; thence with said ditch N. 17 E. 15 chains to bend in ditch; thence with said ditch N. 13 W. 6.72 chains to a stake on bank of ditch; thence S. 56 E. 14.75 chains to a stake on side of West side of Kentucky 141; thence with said Highway, S. 38-1/4 W. 19 chains to the center of dirt road, Roberson’s corner, and thence with Roberson’s line N. 56 W. 4.55 chains to the beginning, containing 16.21 acres, more or less.

Tract 4: Beginning at the center of a ditch in the middle of the road, Roberson’s line; thence with the center of said ditch N. 17 E. 15 chains to bend in said ditch; thence with said ditch N. 13 E. 9.38 chains to a stake on the bank of ditch; thence with the ditch N. 88-1/2 W. 9.12 chains to the old Dyson Creek; thence up old Dyson Creek to the corner of John C. Davis; thence with his line to the center of another branch of Dyson Creek, cornering on Davis; thence down the center of another branch of Dyson Creek in Davis’ line and crossing main Dyson Creek to the old dirt road at Roberson’s corner; thence with the old dirt road and Roberson to the beginning, containing 48 acres.

Tract 5: Beginning at a stake, corner to tract No. 1 on side of Kentucky 141; thence N. 56 W. 14.75 chains to the center of a ditch, stake on bank; thence N. 13 W. 2.66 chains to the prong of Dyson; thence with said prong N. 88 W. 9.12 chains to the center of Dyson Creek; thence up the center of said Creek N. 27 E. 5.26 chains to the bend of Creek; thence with said Creek N. 50-1/2 E. 1.85 chains to a stake; thence S. 59 E. 24.96 chains to a stake on side of State 141 near a culvert, and thence with said Highway 6.40 chains to the beginning, containing 13.70 acres.

Tract 6: Beginning at a stake on side of State road 141 near a culvert, corner to tract No. 2; thence with line of said tract No. 2, N. 79-1/4 W. 24.96 chains to the center of Dyson, stake on bank; thence up said Creek N. 50-1/2 E. 5.86 chains to a stake; thence S. 52 E. 23.42 chains to a stake and stone on side of Highway; thence with said Highway S. 38-1/4 W. 2.04 chains to the beginning, containing 8.85 acres, more or less.

Tract 7: Beginning at a stake and stone on the side of Highway, corner to tract No. 3, thence with the line of said tract N. 52 W. 23.42 chains to the center of Dyson; thence with said Creek N. 50-1/2 E. 3.59 chains to a stake; thence S. 52 E. 22.86 chains to a stake on side of State Highway; thence with said Highway S. 38-1/4 W. 3.50 chains to the beginning, containing 8.05 acres, more or less.

16

136-098 Item 50

Parcel 1.: Beginning at a stake on the Morganfield and Bordley road seven feet south of an old stump corner to Essie Holeman and James Robertson; thence with the line of James Robertson S. 42’ 30” W. 1321.4 feet to a stake corner to Nathan Slaton; thence with the line of Nathan Slaton N. 49’ W. 1105.25 feet to a stone corner to Nathan Slaton in bed of old Dyson Creek; thence with the bed of old Dyson Creek and the line of Nathan Slaton, the following courses and distances: S. 71 E. 114 feet; N. 76 E. 400 feet; N. 49 E. 100 feet; N. 80 E. 100 feet; N. 77 E. 100 feet; N. 88 E. 100 feet; N. 54 E. 200 feet; N. 4 E. 185 feet; to a stake in Morganfield and Bordley road seven feet North of the bridge and in center of Dyson Creek corner to John Slaton and in line of Essie Holeman; thence with the line of Essie Holeman S. 47 E. 540.5 feet to the beginning, containing 21.782 acres of land.

136-098 Item 51

PARCEL 1-ELLEN DAVIS TRACT-67 acres

Beginning at a stone, corner to a nineteen acre tract purchased from Malvina Woodring, the southwest corner of said survey; thence North 37 East 96 poles to two hickories, corner in the line of the Wm. Amberson survey; thence S. 55 E. with the Amberson line 115 poles to a maple and two gums, corner to Banks on Dyson’s Creek, thence S. 37 W. 91 poles with Banks’ line to an Elm and Stone, corner to Banks and Malvina Woodring; thence N. 55 W. 114 poles to the beginning, containing sixty seven acres, including the nineteen acres bought from Malvina Woodring.

PARCEL 2-LETITIA McCLURE TRACT-6-3/4 acres and 10 poles

Beginning at an elm, a corner of Weller Davis, W. J. Powell and John Woodring; thence with Woodring’s line S. 56 1/4 E. 43 1/2 poles to a stone and ash; thence with line of Woodring N. 39 E. 21 5/10 poles to a stone, corner to lot No. 8 (Garnett division); thence N. 57 W. 42 6/10 poles to a stone, corner to Lot No. 8 and the passway, thence N. 39 1/ 2 E. 64 3/4 poles to a stake, corner to Alex Garnett; thence N. 57 W. 1 pole to Weller Davis’ corner; thence S. 39 1/2 W. 90 poles to the beginning, containing 6 3/4 acres and 10 poles.

Less, however a tract – beginning at the south corner of Maggie Hughes’ land in said Woodring’s line; thence with his line S. westerly direction to his corner 21 poles and 6 ft; thence northwesterly 9 poles to where said ditch crosses Woodring’s line; thence with ditch easterly 22 poles 14 10/12 feet to where ditch crosses said Hughes line; thence with his line 3 poles and 7 feet to the beginning.

PARCEL 3-ALEX GARNETT TRACT-10 acres

Beginning at a stone in the J. G. Christian line, one pole S. 51 E. of Weller Davis’ corner with the Holeman tract,; thence with a line of the passway allotted to lot No. 9, Letitia McClure’s 6 3/4 acres and ten poles S. 39 1/2 W. 38 55/100 poles to a stone, corner to Maggie Garnett’s 6 3/ 4 acres and 10 poles; thence with her line S. 51 E. 41 4/5 poles to a stone in John Woodring’s line; thence N. 39 E. 38 55/100 poles to a stone, corner to Woodring’s; thence N. 51 W. 41 1/2 poles to the beginning, containing 10 acres of land.

PARECL 4-J. M. WOODRING TRACT-312 sq. poles

Beginning at the bridge in the public road at corner of Gatten Bros. land the beginning before mentioned ditch; thence with Woodring’s line and the road to his and said Davis’ corner 12 poles and 10 1/2 feet; thence with Woodring’s and Davis’ line 38 poles and 11 feet to Maggie Hughes’ corner in said line; thence with an extension of her line 3 poles and 7 1/2 feet to the intersection of said ditch; thence with said ditch 39 poles and 9 1/2 feet to the beginning.

17

PARCEL 5-MAGGIE GARNETT HUGHES TRACT -6 3/4 acres and 10 poles

Beginning at a stake 1 pole S. 51 E. of a stone in Weller Davis’ line; corner to Alex Garnett’s 10 acres; thence with the passway allotted to lot No. 9 S. 39 1/2 W. 26 2/10 poles to a stake 1 pole S. 51 E. of a stone in said line corner to Letitia McClure’s 6 3/4 acres and 10 poles; thence with her line S. 51 E. 42 6/100 poles to a stone in John Woodring’s line; thence N. 39 E. 26 2/10 poles to a stone, corner to said 10 acres; thence N. 51 W. 41 8/10 poles to the beginning, containing 6 3/4 acres and 10 poles.

PARCEL 6- D.C.HANCOCKTRACT -30 acres

Beginning at a stone, corner in the Belleville corner in Mart’s line; thence S. 51 1/2 E. 82 8/10 poles to a stone, corner to Mrs. Melvina Woodring; thence N. 37 E. 107 1/3 poles to a stone and elm, corner to Sam Holeman; thence N. 52 W. 82 1/2 poles to a stone, corner to Simon Carrier; thence S. 37 W. 103 1/2 poles to the beginning, containing 54 acres and one rod of land, being a portion of the land conveyed to first parties by J. P. Pride and wife on 2d day of January, 1905, by deed of record in Union County Court Clerk’s Office in Deed Book 59 at page 76. But from this boundary is to be excluded 24 acres conveyed by first parties to J. M. Holeman on January 2, 1908, by deed of record in Deed Book 65, page 287. This being 30 acres and one pole of land, more or less.

PARCEL 7-JOHN HOLEMAN, JR. ET AL TRACT-14 acres and 73 poles

Beginning at a stake 2 1/ 2 feet W. of two black gums, the original corner of the Melvina Woodring tract; thence with same N. 39 1/2 E. 46 89/100 poles to stone under a post, corner to the D. C. Hancock 30 acres; thence with Hancock line N. 50 1/4 W. 49 37/100 poles to a stone, corner to John Holeman, Jr.; thence with his line S. 39 1/2 W. 46 89/100 poles to a stone on the north bank of a ditch on north side of Morganfield and Bordley road; thence S. 50 1/4 E. 49 37/100 poles to the beginning, containing 14 acres and 73 poles.

136-134

Beginning at a point in the old road, a corner of the J. C. Horne estate, thence with the middle of said old road and the line of Jas. Robertson estate, N. 13 — 56 W. 621 feet to corner in Jas. Robertson estate; thence with his line N. 46 — 56 W. 836.5 feet to stake, corner of estate of James Robertson; thence S. 41 – 04 W. 964.5 feet to the line of John Slaton estate to corner of the estate of J. C. Horne; thence with the J. C. Horne estate S. 46 — 56 E. 700 feet to the corner of the J. C. Horne estate; thence with his line N. 88 — 10 E. 897 feet to the beginning;

There is excepted from the above described property approximately 5 acres thereof which was conveyed by William A. Wells to St. Luke Lodge No. 204, by deed dated May 3, 1906, recorded in Deed Book 61, page 342, and described as follows:

On the East by Sam Carrier; and South by D. B. Woodring; and on North arid West by Belleville Road supposed to contain 5 acres.

18

136-227

Beginning at a point on the side of the State Highway at the corner of the tract conveyed by John Woodring and wife, Florence Woodring to Pearl Blackwell; thence with said line N. 52 W. 11.01 chains to a stake, corner to said tract; thence with the line of said Pearl Blackwell’s tract, S. 38-1/4 W. 4.54 chains to a stake in the line of Charles Woodring; thence S. 52 E. along Charles Woodring’s line to a stake at the side of the highway; thence along said highway 4.54 chains to the point of beginning, containing 5 acres more or less.

136-230

Tract 1: Beginning at a stake on State Highway corner of tract No. 6; thence with the line of said tract N. 52 W. 21.02 chains to the center of Dyson; thence with said creek N. 50 1/2 E. 9.94 chains to a stake in the South bank of creek and side of the road, Lynn brothers’ line, 22 links from walnut on creek bank near iron bridge; thence with said road N. 73 1/2 E. 1.78 chains to stake on side of road; thence S. 52 E. 16.93 chains to the corner post of field at side of State Highway; thence with said highway S. 38 1/4 W. 11.17 chains to the beginning, containing 21.15 acres, more or less.

Being the same conveyed to Lloyd Blackwell &c., by Paul Mattingly by deed dated March 9, 1944, recorded in Deed Book 114, page 408. There is reserved and excepted from the above described tract a part thereof described as follows: Beginning 22 links from walnut on Dyson Creek on bank near an iron bridge; thence with Lynn brother’s road N. 73 1/2 E. 1.78 chains to a stake on side of said road; thence with U. M. Woodring’s line S. 52 E. 210 feet to a post in center of ditch; thence down the course of said ditch with the center thereof 760 feet to a post in the center of Dyson Creek; thence with said Dyson Creek 600 feet to the place of beginning, containing 1 1/2 acres, more or less.

Tract 2: Beginning at a post on side of state highway, corner tract No. 5; thence with line of said tract N. 52 W. 11.01 chains to a stake, corner tract No. 5; thence with line of said tract S. 38 1/4 W. 4.54 chains to a stake in line of tract No. 4; thence with line of said tract N. 52 W. 11.85 chains to the center of Dyson; thence up said creek N. 50 1/2 E. 8.07 chains to a stake; thence S. 52 E. 21.02 chains to a stake at side of State Highway; thence with side of State Highway S. 58 l/4 W. 3.31 chains to the beginning, containing 12.22 acres, more or less.

136-234

Tract 1: Beginning at a stake in the middle of the Boxville and Caseyville road corner of A. W. Cowan in the line of J. P. Pride thence S. 33 1/2 E. 175 feet to a stake, thence N. 65 E. 67 feet to an iron rod, thence S. 50 1/4 E. 600 feet to a stake, thence N. 48 1/2 E. 1270 feet to a stake; thence N. 50 1/4 W. 500 feet to a stake; thence             61 W. 825 feet to a stake; thence S. 55 W. 550 feet to the beginning, containing 20 acres of land.

Tract 2: All of that part of the 39 acres conveyed by Flora Cowan Howard, et al, to W. I. Pritchett, February 23, 1946, Deed-Book 126, page 160, except the land described as follows:

Beginning at a point at the Southeast corner of W. I. Pritchett’s farm where said farm intersects John C. Davis land, thence in an easterly direction along John C. Davis line being the south line of the above mentioned 39 acre tract to the middle of the old Boxville-Sturgis and Caseyville public road, thence in a Northerly direction along said road to the 20 acre tract conveyed by A.

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W. Cowan to J. W. Cowan on June 2, 1928, thence in a Westerly direction along the line of said 20 acre tract to a tree, thence in a straight line from said tree to a point in W. I. Pritchett’s east line 732 feet from the Davis line, thence along Pritchett’s line 732 feet to the point of beginning, leaving 6 acres more or less in the tract of land herein conveyed to James W. Cowan and his wife, Nellie Cowan.

Tract 3: Beginning at a point in the middle of the old Boxville-Sturgis and Caseyville Public Road being the north corner of the property owned by A. W. Cowan in the village of Cullen, Union County, Kentucky; thence in a southeasterly direction 340 feet more or less to a stake about 2 feet southeast of a small elm; thence in a southwesterly 385 feet more or less to a stake in the line of the heirs of John Slaton; thence in a northwesterly direction 127 feet more or less to the south corner of the one acre lot owned by the heirs of John             . Slaton; thence in a northeasterly direction 198 feet more or less to a stake, the East corner of the Arnold Wayne Cowan, Jr. one acre lot; thence in a Northwesterly direction 206 feet more or less to a point in the middle of the Boxville, Sturgis and Caseyville old public road; thence in a line with the center of said road in a Northeasterly direction 268 feet more or less to the place of beginning, containing 3 acres more or less.

136-312

Tract 1. Beginning at a stone in J. T. Pride’s line, F. M. Kuykendall, corner to Ewing Kuykendall heirs; thence with said line S. 51 E. 64 2/3 poles to a stone corner to W. E. Burchett; thence N. 38 E. 157 2/l0 poles to a stone corner to Haywood Williams, formerly R. W. Richey’s four acres; thence with same N. 46 W. 62 poles to a stone corner to said 4 acres, thence S. 39 W. 162 2/10 poles to the beginning, containing 63 acres.

Less however that portion of tract 1 conveyed by W. E. Burchett to Fannie Maraman and Jennie S. Christian by deed dated May 17, 1926, recorded in D. B. 97, P. 221, and described as follows: -

Beginning at a stone in the center of said road and corner to Haywood Williams (formerly R. W. Richey) land, thence with Williams line S. 46 E. 396 feet to a stone in Williams line, thence with line parallel with said road in S. W. direction 891 feet to a stone; thence N. 46 W. 306 feet to center of said road and this line passing through barn near road, thence with center of road to the beginning, containing 6.2 acres.

Tract 2. A parcel of land containing 3 acres, more or less, bounded on the North by Kentucky Highway No. 141, on the East by Orville Williams; on the South by Walter Wells, Gene Cates, W. L. Burchett lot and Zion Baptist Church, and on the West by Highway NO. 758.

Mary B. Perry acquired title to the property above described by devise from W. E. Burchett by his will recorded in Will Book J. Page 342 Union County Court Clerk’s Office and by deed from Kate Ray Price dated July 14, 1964 recorded in Deed Book 175, page 622, same office.

136-313

Being 48 acres located on Highway #141, near Pride Station and being described as follows:

Beginning at a point on the northwest side of Highway 141 at the intersection of the old road of James A. Farmer house, thence with said road N 13 W approximately 350 feet corner of James

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A. Farmer; thence with the line of Farmer S 88 W 897 feet to a corner in Farmer’s line; thence with line of Farmer N 46 W 700 feet corner of Farmer with line of Nathan Slaton and Charles Wells; thence S 41 W approximately 1,275 feet with line of Slaton and Wells corner of Charles Wells; thence S 46 E approximately 1,130 feet with line of Charles Wells to corner of Willie E. Ogletree (formerly Paris) and the old road; thence with the line of old road and Ogletree in a northeasterly direction approximately 1,350 feet to a point on the NW side of Highway 141; thence with Highway 141 approximately 450 feet to the point of beginning.

This being a part of that same property conveyed to Gerald L. Wells and his wife, Georgia Wells, by two deeds, as follows: Deed dated May 29, 1964, from Gerald L. Wells and his wife, Georgia Wells, of record in the office of the Union County Court Clerk in Deed Book 175, page 461; and by Deed dated April 22, 1946, from C. S. Pritchett, Tax Collector of Union County, of record in the office of the Union County Court Clerk in Deed Book 126, page 436; and also see that Affidavit of Adverse Possession now of record in the office of the Union County Court Clerk in Deed Book 175, page 406.

SOURCE OF TITLE

And being a portion of the same property conveyed by Peabody Coal Company, an Illinois corporation, to Peabody Coal Company, a Delaware corporation, by deed dated March 29, 1968, recorded in Deed Book 192, page 297.

And being a portion of the property conveyed by Peabody Coal Company, a Delaware Corporation, to Peabody Development Company, a Delaware corporation, dated June 16, 1989, recorded in Deed Book 260, page 332.

And being a portion of the property conveyed by Peabody Coal Company, a Delaware Corporation, to Peabody Development Company, a Delaware corporation, dated September 12, 1989, recorded in Deed Book 261, page 302.

And being a portion of the property conveyed as Item 6 in the Deed of Conveyance from Peabody Development Company, LLC to Central States Coal Reserves of Kentucky, LLC, by deed dated February 21, 2006, recorded in Deed Book 322, page 77.

And being a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC, to Midwest Coal Reserves of Kentucky, LLC by deed dated July 9, 2007, recorded in Deed Book 328, page 75.

And being a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC, to Midwest Coal Reserves of Kentucky, LLC by Deed of Confirmation dated December 22, 2011, of record in Deed Book 347, pages 277-240.

END OF EXHIBIT A

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EXHIBIT F

TO

CONTRACT TO SELL AND LEASE REAL ESTATE

FEE AND LEASEHOLD MORTGAGE, SECURITY AGREEMENT,

ASSIGNMENT OF RENTS AND LEASES AND

AS-EXTRACTED COLLATERAL, FIXTURE FILING,

AND FINANCING STATEMENT

PREPARED BY AND WHEN RECORDED, PLEASE RETURN TO:
Gordon Law Offices, PSC
121 W. 2nd Street
PO Box 1146
Owensboro, KY 42302
Attn: J. Sale Gordon, Esq.

Space above this line for recorder’s use only

FEE AND LEASEHOLD MORTGAGE, SECURITY AGREEMENT,

ASSIGNMENT OF RENTS AND LEASES AND AS-EXTRACTED COLLATERAL, FIXTURE FILING, AND FINANCING STATEMENT

This FEE AND LEASEHOLD MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES AND AS-EXTRACTED COLLATERAL, FIXTURE FILING, AND FINANCING STATEMENT dated as of             , 2011 (as it may be amended, supplemented or otherwise modified, this “Mortgage”), is made, delivered and executed by and from ARMSTRONG COAL COMPANY, INC., a Delaware corporation, having its residence, principle office, and place of business at 407 Brown Road, Madisonville, Kentucky 42431 (“Mortgagor”) to MIDWEST COAL RESERVES OF KENTUCKY, LLC, a Delaware limited liability company, having its residence, principle office and mailing address at 701 Market Street, Suite 965, St. Louis, Missouri 63101 (together with its successors and assigns, “Mortgagee”).

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Mortgagee and Mortgagor agree as follows:

SECTION 1. DEFINITIONS

1.1 Definitions. Capitalized terms (including the recitals hereto) shall have the meanings defined herein. In addition, as used herein, the following terms shall have the following meanings:

“Events of Default” Any of the following events shall be deemed an event of default hereunder:

(a) Default shall be made in the payment of any installment of principal or interest or any other sum secured hereby when due (including but not limited to any installment of principal or interest or any other sum due under the Note);

#9 Coal & Coal Mining Rights Union Co., Ky.	12/27/11

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(b) Mortgagor or any of its subsidiaries shall file a voluntary petition in bankruptcy or shall be adjudicated bankrupt or insolvent, or shall file any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief for itself under any present or future federal, state, or other statute, law, or regulation relating to bankruptcy, insolvency, or other relief for debtors; or shall seek, consent to, or acquiesce in the appointment of any trustee, receiver, or liquidator of itself or of all or any of the Mortgaged Property, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due or generally fails to pay its debts as they become due;

(c) A court of competent jurisdiction shall enter an order, judgment, or decree approving a petition filed against Mortgagor seeking any reorganization, dissolution, or similar relief under any present or future federal, state, or other statute, law, or regulation relating to bankruptcy, insolvency, or other relief for debtors, and such order, judgment, or decree shall remain unvacated and unstayed for an aggregate of 60 days (whether or not consecutive) from the first date of entry thereof; or any trustee, receiver, or liquidator of Mortgagor, or of all or any part of the Mortgaged Property, shall be appointed without its consent or acquiescence and such appointment shall remain unvacated and unstayed for an aggregate of 60 days (whether or not consecutive);

(d) A writ of execution or attachment or any similar process shall be issued or levied against all or any part of or interest in the Premises, or any judgment involving monetary damages shall be entered against Mortgagor that shall become a lien on the Premises or any portion thereof or interest therein and such execution, attachment, or similar process or judgment is not released, bonded, satisfied, vacated, or stayed within 60 days after its entry or levy;

(e) The Mortgagor fails to perform or observe any term, covenant or agreement contained in SECTION 3 herein and such breach continues for a period beyond 30 days from the date Mortgagor receives written notice thereof or otherwise obtains actual knowledge of such breach;

(f) Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Mortgagor herein or in the Note delivered shall be incorrect or misleading in any material respect when made or deemed made;

(g) There is entered against the Mortgagor or any of its subsidiaries one or more final judgments or orders for the payment of money (to the extent not covered by independent third-party insurance), and, such judgments or orders shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

(h) This Mortgage or the Note, at any time after execution and delivery and for any reason other than the satisfaction in full of all the Secured Obligations, ceases to be in full force and effect; or the Mortgagor contests the validity or enforceability of this Mortgage or the Note.

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“Material Adverse Effect” means a material adverse affect upon (a) the business, assets, operations, property or condition (financial or otherwise) of the Mortgagor and its subsidiaries taken as a whole or (b) the validity or enforceability of this Mortgage or the rights of the Mortgagee hereunder.

“Mortgaged Property” means all of Mortgagor’s right, title and interest in and to (i) any and all present estates or interest of Mortgagor in the real property described on the attached Exhibit A and depicted on the map attached as Exhibit B-1, together with all of Mortgagor’s rights in and to any and all easements, rights-of-way, reversions, strips and gores of land, drives, roads, streets, ways, passages, passageways, sewer rights, waters, water courses, water rights, mineral, coal rights, gas and oil rights, mining and extraction rights, as-extracted collateral and all power, air, light and other rights, estates, titles, interests, privileges, liberties, servitudes, licenses, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating or appertaining thereto, or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto (the “Land”); (ii) only to the extent mortgageable and assignable, Mortgagor’s interest and estate in, to and under the leases and subleases described and depicted in Exhibit A and Exhibit B-1 (as such leases and subleases may be extended, amended, supplemented, modified or restated, collectively, the “Mortgaged Leases”) including all right, title and interest of the lessee to the land demised under the Mortgaged Leases and more particularly described and depicted in Exhibit A and Exhibit B-1, together with any and all easements, rights-of-way, reversions, strips and gores of land, drives, roads, streets, ways, passages, passageways, sewer rights, waters, water courses, water rights, mineral, coal rights, gas and oil rights, mining and extraction rights, as-extracted collateral and all power, air, light and other rights, estates, titles, interests, privileges, liberties, servitudes, licenses, tenements, hereditaments and appurtenances whatsoever, in any way demised under the Mortgaged Leases or belonging, relating or appertaining to the land demised under the Mortgaged Leases which hereafter shall in any way be demised under the Mortgaged Leases or belong, relate or be appurtenant to such land (collectively the “Leased Premises”); (iii) any and all estates or interests of Mortgagor in all tipples, loading and coal washing facilities, railroad tracks, buildings, foundations, structures and other fixtures and improvements and any and all Alterations (as hereinafter defined) and all materials now or hereafter intended for construction, reconstruction or repair thereof, in each case now or hereafter located or erected on, in or under the Land or the Leased Premises, including, attachments, walks and ways (collectively, the “Improvements”; together with the Land and the Leased Premises, the “Premises”); (iv) only to the extent mortgageable or assignable, any and all permits, certificates, authorizations, consents, approvals, licenses, franchises, waivers or other instruments now or hereafter required by any Governmental Authority (as hereinafter defined) to operate or use and occupy the Premises and the Fixtures and Personalty (as hereinafter defined) for its intended uses, including, building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation (collectively, the “Permits”); (v) all materials, supplies, equipment, apparatus and other items of personal property now owned or hereafter acquired by Mortgagor and now or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, and water, gas, electrical, telephone, storm and sanitary sewer facilities and all other utilities whether or not situated in easements or used or useful in connection with mining coal or

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other minerals or in connection with any Related Activities (as hereinafter defined) or the maintenance or preservation thereof, including, all trade fixtures, plants, storage tanks, product transportation equipment, utility systems, fire sprinkler and alarm systems, HVAC equipment, boilers, electronic data processing, telecommunications or computer equipment, refrigeration, electronic monitoring, water or lighting systems, power, sanitation, waste removal, elevators, maintenance or other systems or equipment, and all other articles used or useful in connection with the use or operation of any part of the Premises (the “Fixtures”); (vi) all goods, accounts, inventory, equipment, materials, supplies, as-extracted collateral and all other personal property of any kind or character, including such items of personal property as defined in the UCC (defined below), now owned or hereafter acquired by Mortgagor and now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to the Premises (the “Personalty”); (vii); only to the extent mortgageable and assignable, Mortgagor’s right, title and interest, if any, as lessor, landlord, sublessor, sublandlord, franchisor, licensor or grantor, in all leases and subleases (excluding, without limitation, intercompany leases and subleases) of land or improvements, leases and subleases of space, oil, gas and mineral leases, franchise agreements, licenses, occupancy or concession agreements or other agreements (written or oral, now or at any time in effect) which grant to any Person (other than Mortgagor) a possessory interest in, or the right to use, all or any part of the Mortgaged Property, now existing or hereafter entered into relating in any manner to the Premises or the Fixtures and any and all amendments, modifications, supplements and renewals of any thereof (each such lease, sublease, license or agreement, together with any such amendment, modification, supplement or renewal, a “Sublease”), whether now in effect or hereafter coming into effect, including, all rents, additional rents, royalties, cash, guaranties, letters of credit, bonds, sureties or securities deposited thereunder to secure performance of the lessee’s, sublessee’s, franchisee’s, licensee’s or obligee’s obligations thereunder, revenues, earnings, profits and income, advance rental or royalties, payments, payments incident to assignment, sublease or surrender of a Sublease, claims for forfeited deposits and claims for damages, now due or hereafter to become due, with respect to any Sublease, any indemnification against, or reimbursement for, sums paid and costs and expenses incurred by Mortgagor under any Sublease or otherwise, and any award in the event of the bankruptcy of any tenant or lessee under or guarantor of a Sublease (collectively, the “Rents”); (viii) to the extent mortgageable or assignable all other agreements, such as construction contracts, architects’ agreements, engineers’ contracts, utility contracts, maintenance agreements, management agreements, service contracts, listing agreements, guaranties, warranties, permits, licenses, certificates and entitlements in any way relating to the construction, use, occupancy, operation, maintenance, enjoyment or ownership of the Mortgaged Property (the “Property Agreements”); (ix) to the extent mortgageable or assignable all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances appertaining to the foregoing; (x) all property tax refunds relating to the Premises and payable to Mortgagor (the “Tax Refunds”); (xi) all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof (the “Proceeds”); (xii) all insurance policies, unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Mortgagor (the “Insurance”); and (xiii) all of Mortgagor’s right, title and interest in and to any awards, damages, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any governmental authority pertaining to the Land, Improvements, Fixtures or Personalty (the “Condemnation Awards”). As used in this Mortgage, the term “Mortgaged Property” shall mean all or, where the context permits or

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requires, any portion of the above or any interest therein; provided, however, that Mortgaged Property shall not include any items of the Leased Premises (including Improvements and Fixtures located thereon), Permits, Subleases, Rents or Property Agreements, to the extent that Mortgagor is expressly prohibited from granting a Lien thereon or applicable law provides for the involuntary forfeiture of the property in the event that a Lien is granted thereon without the consent of the appropriate Person or Governmental Authority (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406, 9-407, and 9-408 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable state law or principles of equity); provided, however, that in the event of the termination or elimination of any prohibition or requirement for any consent contained in any law, rule, regulation, lease, license, franchise, certificate, consent, approval, authorization or other document, or upon the granting of any consent, the items of property so excluded from the definition of Mortgaged Property by virtue of this proviso shall (without any act or delivery by any Person) constitute Mortgaged Property hereunder.

“Note” means the Promissory Note dated as of even date herewith from Mortgagor (“Debtor”), which has been delivered to and is payable to the order of Mortgagee in the principle amount of THREE MILLION THREE THOUSAND SEVEN HUNDRED AND 67/100 DOLLARS ($3,003,700.67) with interest thereon at the rate provided for therein, which has a Final Maturity Date of, if not paid sooner, June 30, 2012.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

“Related Activities” shall mean (i) exploration for and evaluation of deposits of coal and other minerals; (ii) development, operation, shutdown, and closure (temporary or permanent) of a mine (whether an underground or a surface mine); (iii) handling, processing, refining and beneficiation of coal or other minerals, including, crushing, screening, non-screen classifying, grinding, flotation, washing, gravity separation, magnetic separation, chemical leaching, thickening, filtration, drying, and calcining; (iv) storage of coal or other minerals; (v) transportation of coal or other minerals by any means, including, haulage within a mine and from a mine to any handling, processing, beneficiation, storage, or marketing location, haulage between any of the foregoing locations, haulage of mine waste (including, waste rock and overburden) and tailings, slag, and other wastes resulting from handling, processing, and beneficiation, and loading in connection with any haulage; (vi) marketing, and readying for market, coal or other minerals; (vii) disposal (temporary or permanent) of mine waste (including, waste rock and overburden) and tailings, slag, and other wastes from handling, processing, and beneficiation; (viii) monitoring, maintaining, restoring, and improving environmental quality, including, elimination, treatment, and mitigation of air and water pollution; and (ix) reclamation of lands and other natural resources affected by any of the foregoing activities.

“Secured Obligations” means the repayment of the principal amount of, and the interest on, the indebtedness evidenced by the Note, charges, fees, and all other sums as provided in the Note in the principle amount of THREE MILLION THREE THOUSAND SEVEN HUNDRED AND 67/100 DOLLARS ($3,003,700.67) with interest thereon at the rate provided for therein, which has a Final Maturity Date of, if not paid sooner, June 30, 2012, and the principle of, and interest on, any future advances secured by this Mortgage, all without any relief whatever from

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valuation or appraisement laws and with reasonable attorneys fees and costs and all charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments or obligations of the Mortgagor with respect to this Mortgage or the Note, including or otherwise together with all sums advanced or incurred by Mortgagee to protect the interests thereof in the Mortgaged Property or to foreclose upon or otherwise exercise remedies with respect thereto, together with interest thereon, without limitation all such amounts referenced in SECTION 4 hereof.

“UCC” means the Uniform Commercial Code of Kentucky or, if the creation, perfection and enforcement of any security interest herein granted is governed by the laws of a state other than Kentucky, then, as to the matter in question, the Uniform Commercial Code in effect in that state.

1.2 Interpretation. References to “Sections” shall be to Sections of this Mortgage unless otherwise specifically provided. Section headings in this Mortgage are included herein for convenience of reference only and shall not constitute a part of this Mortgage for any other purpose or be given any substantive effect.

SECTION 2. GRANT

To secure the full and timely payment and performance of the Secured Obligations, Mortgagor MORTGAGES, GRANTS, TRANSFERS, BARGAINS, ASSIGNS, SELLS and CONVEYS, to Mortgagee, the Mortgaged Property, TO HAVE AND TO HOLD the Mortgaged Property, and Mortgagor does hereby bind itself, its successors and assigns to WARRANT SPECIALLY the title to the Mortgaged Property unto Mortgagee for so long as any of the Secured Obligations remain outstanding; provided that the Mortgaged Property shall be released from the lien of this Mortgage in the manner and at the time provided in Section 9.9.

The Secured Obligations secured by this Mortgage include the repayment of the principal amount of, and the interest on, the indebtedness evidenced by the Note, charges, fees, and all other sums as provided in the Note in the principle amount of THREE MILLION THREE THOUSAND SEVEN HUNDRED AND 67/100 DOLLARS ($3,003,700.67) with interest thereon at the rate provided for therein, which has a Final Maturity Date of, if not paid sooner, June 30, 2012, and the principle of, and interest on, any future advances secured by this Mortgage, all without any relief whatever from valuation or appraisement laws and with reasonable attorneys fees and costs and all charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments or obligations of the Mortgagor with respect to this Mortgage or the Note, including or otherwise together with all sums advanced or incurred by Mortgagee to protect the interests thereof in the Mortgaged Property or to foreclose upon or otherwise exercise remedies with respect thereto, together with interest thereon, without limitation all such amounts referenced in SECTION 4 hereof.

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SECTION 3. WARRANTIES, REPRESENTATIONS AND COVENANTS

3.1 Title. Mortgagor represents and warrants to Mortgagee that (a) Mortgagor is lawfully seized of and has title to, or valid leasehold interests in, the Premises that is material to its business, free and clear of all claims, liabilities, obligations, charges of any kind or to any liens, (b) this Mortgage creates valid, enforceable first priority liens and security interests against the Mortgaged Property, (c) Mortgagor has not received any notice of, nor has any knowledge of, the occurrence or pendency or contemplation of any Event of Default affecting all or any material portion of the Premises other than those the existence of which will not, individually or in the aggregate, have a Material Adverse Effect, (d) each of the Mortgaged Leases is in full force and effect and no default (nor any event, which, with notice or lapse of time or both, would constitute such a default) has occurred and is continuing thereunder, (e) there have been no material renewals or extensions of or material supplements, modifications or amendments to any of the Mortgaged Leases not previously disclosed to Mortgagee, and (f) with respect to each Sublease relating to the Mortgaged Property, the existence of such Sublease will not, individually or in the aggregate, have a Material Adverse Effect.

3.2 First Lien Status. Mortgagor shall preserve and protect the first priority lien and security interest status of this Mortgage to the extent related to the Mortgaged Property.

3.3 Payment and Performance. Mortgagor shall pay and perform the Secured Obligations in full when due and as required under this Mortgage and the Note.

3.4 Replacement of Fixtures and Personalty. Mortgagor shall not, without the prior written consent of Mortgagee, permit any of the Fixtures or Personalty to be removed at any time from the Premises, unless (i) the removed item is removed temporarily for maintenance and repair or (ii) if removed permanently, is replaced by an article of equal or better suitability and value, owned by Mortgagor subject to the liens and security interests of this Mortgage, and free and clear of any other lien or security interest except such as may be first approved in writing by Mortgagee, or (iii) relocated to other Premises for the purpose of conducting the business and operations of Mortgagor.

3.5 Covenants Running with the Land. To the extent permitted by applicable law, the liens created by this Mortgage and the covenants hereunder are intended by Mortgagor and Mortgagee to be, and shall be construed as, covenants running with the Mortgaged Property.

3.6 Condemnation Awards and Insurance Proceeds Mortgagor hereby assigns all awards and compensation to which it is entitled for any condemnation or other taking, or any purchase in lieu thereof, to Mortgagee and authorizes Mortgagee to collect and receive such awards and compensation and to give proper receipts and acquittances therefore; and Mortgagor hereby assigns to Mortgagee all proceeds of any insurance policies insuring against loss or damage to the Mortgaged Property and authorizes Mortgagee to collect and receive such proceeds and authorizes and directs the issuer of each such insurance policy to make payment for all such losses directly to Mortgagee, instead of to Mortgagor and Mortgagee jointly.

3.7 Change in Tax Law. Upon the enactment of or change in (including, a change in interpretation of) any applicable law (i) deducting or allowing Mortgagor to deduct from the value of the Mortgaged Property for the purpose of taxation any lien or security interest thereon

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or (ii) subjecting Mortgagee to any tax or changing the basis of taxation of mortgages, deeds of trust, or other liens or debts secured thereby, or the manner of collection of such taxes, in each such case, so as to affect this Mortgage, the Secured Obligations or Mortgagee, and the result is to increase the taxes imposed upon or the cost to Mortgagee of maintaining the Secured Obligations, or to reduce the amount of any payments receivable hereunder, then, and in any such event, Mortgagor shall, on demand, pay to Mortgagee additional amounts to compensate for such increased costs or reduced amounts, provided that if any such payment or reimbursement shall be unlawful, or taxable to Mortgagee, or would constitute usury or render the Secured Obligations wholly or partially usurious under applicable law, then Mortgagor shall pay or reimburse Mortgagee for payment of the lawful and non-usurious portion thereof.

3.8 Mortgage Tax. Mortgagor shall (i) pay when due any tax imposed upon it or upon Mortgagee pursuant to the tax law of the state in which the Mortgaged Property is located in connection with the execution, delivery and recordation of this Mortgage, and (ii) prepare, execute and file any form required to be prepared, executed and filed in connection therewith.

3.9 Mortgagor to Maintain Improvements. Mortgagor shall not (i) commit or suffer any waste on the Premises or with respect to any Fixtures or (ii) make any change in the occupancy or use of all or any part of the Premises or any Fixtures which, in either case, would have a Material Adverse Effect. With respect to any active and any future mining operations on the Premises, Mortgagor represents and warrants that (i) the Premises are or will be served by all utilities required or necessary for the current and planned use thereof and (ii) Mortgagor has or will have access to the Premises from roads sufficient to allow Mortgagor and its tenants, lessees and invitees to conduct its and their businesses at the Premises in accordance with sound commercial practices, except to the extent the failure to be served by such utilities or to have such access would not have a Material Adverse Effect. Mortgagor shall keep the Premises and systems useful and necessary in its business in good working order and condition, ordinary wear and tear excepted, and maintain with financially sound and reputable insurance companies insurance against loss or damage to any buildings, structures and improvements on the Premises. Mortgagor shall not remove, demolish or alter, in any material respects, the design or structural character of any Improvement now or hereafter erected upon all or any part of the Premises, or permit any such removal, demolition or alteration, without the prior written consent of Mortgagee, except that items constituting Fixtures may be (i) removed temporarily for maintenance and repair or (ii) if removed permanently, replaced by an article of equal or better suitability and value, owned by Mortgagor subject to the liens and security interests of this Mortgage, and free and clear of any other lien or security interest unless first approved in writing by Mortgagee, or (iii) relocated to other Premises for the purpose of conducting the business and operations of Mortgagor.

3.10 Mortgagor’s Obligations With Respect to Subleases.

3.10.1. Subject to the provisions of subsection 3.10.2, herein, Mortgagor will manage and operate the Mortgaged Property in a reasonably prudent manner and will not enter into any Sublease of all or any part of the Premises that is inconsistent with the terms of Section 3.1 hereof. Mortgagor will not enter into any Sublease of all or any part of the Premises without first receiving written consent from the Mortgagee and any such Sublease shall be subject to termination at the discretion of Mortgagee upon the occurrence of any Event of Default.

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3.10.2. Mortgagor shall not:

a)	receive or collect, or permit the receipt or collection of, any rental or other payments under any Sublease more than one month in advance of the respective period in respect of which they are to accrue, except that (i) in connection with the execution and delivery of any Sublease or of any amendment to any Sublease, rental payments thereunder may be collected and received in advance in an amount not in excess of one month’s rent and/or a reasonable security deposit may be required thereunder; (ii) Mortgagor may receive and collect escalation and other charges in accordance with the terms of each Sublease; and (iii) Mortgagor may receive and collect advance minimum royalty or rental payments in accordance with the terms of any Sublease (which Sublease shall have been entered into in the ordinary course of business of Mortgagor and shall be consistent with past practice and on customary and reasonable business terms) for mining purposes, oil and gas development or timber harvesting; and

b)	assign, transfer or hypothecate (other than to Mortgagee hereunder) any rental or other payment under any Sublease whether then due or to accrue in the future, the interest of Mortgagor as lessor under any Sublease or the Rents of the Mortgaged Property.

3.10.3. Mortgagor shall (a) in a commercially prudent manner perform and observe in all material respects all the terms, covenants and conditions required to be performed and observed by Mortgagor under each Sublease and shall at all times do all things necessary to require performance by the lessee, franchisee, licensee or grantee under each Sublease of all obligations, covenants and agreements by such party to be performed thereunder, and (b) in a commercially prudent manner notify Mortgagee of the receipt of any notice from any lessee under any Sublease claiming that Mortgagor is in default in the performance or observance of any of the terms, covenants or conditions thereof to be performed or observed by Mortgagor and will cause a copy of each such notice to be promptly delivered to Mortgagee.

3.11 Transfer Restrictions. Mortgagor may not, without the prior written consent of Mortgagee (and the consent of any lessor of any Leased Premises if such consent shall be required under the provisions of the Mortgaged Lease relating to such Leased Premises), further mortgage, encumber, hypothecate, sell, convey, lease, sublease, or assign all or any part of the Mortgaged Property or suffer any of the foregoing to occur by operation of law or otherwise; provided, however that, Mortgagee hereby consents to Mortgagee’s grant of second and subordinate mortgage to PNC Bank, National Association, as Administrative Agent for the lenders pursuant to a Credit Agreement dated February 9, 2011, as amended (the “PNC Second Mortgage”). Any liens or other transfers permitted by this Section 3.11, including but not

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limited to the PNC Second Mortgage, shall in all respects be subject and subordinate in priority to the lien and security interests created and evidenced hereby except if and to the extent the law or regulation creating or authorizing such lien provides that such lien must be superior to the lien and security interest created and evidenced hereby. For the purposes of this Section, the foregoing prohibition shall include all encumbrances by or on behalf of the Mortgagor or its owners or any Persons or entities owned or controlled by them.

3.12 Alterations. Mortgagor shall not make any addition, modification or change (each, an “Alteration”) to the Premises except to the extent such Alterations would not reasonably be expected to have a Material Adverse Effect.

3.13 Utility Services. Except where the failure to do so would not reasonably be expected to have a Material Adverse Effect Mortgagor shall pay (except to the extent that pursuant to the terms of any Sublease, such obligation to pay is not the obligation of Mortgagor), or cause to be paid, when due all charges for all public or private utility services, all public or private rail and highway services, all public or private communication services, all sprinkler systems, all protective services and any other services of whatever kind or nature at any time rendered to or in connection with the Premises and shall comply with all contracts relating to any such services and shall do all other things required for the maintenance and continuance of all such services to the extent required to fulfill the obligations set forth in Section 3.09.

3.14 Mortgaged Leases.

3.14.1. Mortgagor shall perform, observe and otherwise comply in all material respects with each and every covenant, agreement, requirement and condition set forth in the Mortgaged Leases to be performed by Mortgagor except where the failure to do so would not reasonably be expected to have a Material Adverse Effect. Upon request of Mortgagee, Mortgagor shall, subject to the terms of the Mortgaged Leases, request from the lessor under any Mortgaged Lease an estoppel certificate, addressed to Mortgagee, stating that there is no default under such Mortgaged Lease, or any state of facts which with the passage of time or notice or both would constitute a default thereunder, or if there be any default under such Mortgaged Lease, giving the details thereof; provided that, so long as no Event of Default has occurred and is continuing, Mortgagor shall only be required to deliver such estoppel certificate in the event that the cost to obtain such certificate from lessor under any Mortgaged Lease is less than $25,000 each.

3.14.2. In the event Mortgagor acquires the fee simple title in the real property subject to any Mortgaged Lease, such acquisition will not merge with the leasehold estate created by such Mortgaged Lease, but such other estate or interest will remain discrete to the extent permitted by applicable law and immediately become subject to the Lien of this Mortgage without the execution or delivery of any further instrument or document and without any further action by any Person; provided, however, that the Mortgagor shall execute, acknowledge and deliver any instruments requested by Mortgagee to confirm the coverage of the Lien evidenced hereby upon such other estate or interest. Mortgagor shall pay any and all conveyance or mortgage taxes and filing or similar fees in connection with the execution, delivery, filing or recording of any such instrument.

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3.14.3. Mortgagor shall promptly notify Mortgagee in writing of the occurrence of any default (or any event which, with the lapse of time or notice or both, would constitute a default) on the part of or caused by any party to any Mortgaged Lease. If for any reason Mortgagor cannot timely make any payment under, perform or comply in all material respects with any of its obligations under any Mortgaged Lease, Mortgagor shall notify Mortgagee in sufficient time to enable Mortgagee (but Mortgagee shall not be obligated) timely to make such payments and/or to perform or comply with such other obligations. On receipt by Mortgagee from Mortgagor pursuant to this subsection 3.14.3 of any such notice of default by, or inability to make any payment by, Mortgagor thereunder, Mortgagee may rely thereon and, after notice to Mortgagor, take such action as Mortgagee deems necessary or desirable to cure such default.

3.14.4. Mortgagor shall not surrender the leasehold estate created by any Mortgaged Lease, or terminate or cancel any Mortgaged Lease, unless the Mortgaged Lease terminates for reasons that Mortgagor has exhausted all mineable and merchantable coal, no longer require the surface for mining, or otherwise expires by its own terms. Mortgagor shall not, without the prior written consent of Mortgagee, amend, modify, surrender, impair, forfeit, cancel, or terminate, or permit the amendment, modification, surrender, impairment, forfeiture, cancellation, or termination of any Mortgaged Lease in whole or in part, whether or not a default shall have occurred and shall be continuing under either thereof, except for such amendments or modifications which shall not materially impair the value or utility of any Mortgaged Lease or the interest of Mortgagor therein.

3.14.5. To the extent permitted by applicable law, the leasehold estate of Mortgagor created by the Mortgaged Leases and the estate of the lessor under the Mortgaged Leases shall each at all times remain separate and apart and retain their separate identities, and no merger of the leasehold or easement estate of Mortgagor with the estate of the lessor will result with respect to Mortgagee or with respect to any purchaser acquiring the Mortgaged Property at any sale on foreclosure of the Lien of this Mortgage without the written consent of Mortgagee.

3.14.6. To the extent permitted by applicable law, Mortgagor covenants and agrees that if it shall be the subject to a proceeding under Title 11 of the United States Code (“Bankruptcy Code”), it shall not elect to treat any Mortgaged Lease as terminated (pursuant to Section 365 of the Bankruptcy Code or any similar statute or law) without the prior written consent of Mortgagee. Mortgagor hereby irrevocably assigns to Mortgagee the right to exercise such election.

3.15 Indemnification; subrogation: waiver of offset. Mortgagor hereby covenants and agrees to the following conditions:

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(a) That if Mortgagee is made a party defendant to any litigation concerning this Mortgage or the Mortgaged Property or any part thereof or therein, or the occupancy thereof by Mortgagor, then Mortgagor shall promptly notify Mortgagee and indemnify, defend, and hold Mortgagee harmless from all liability by reason of said litigation, including reasonable attorney fees and expenses incurred by Mortgagee in any such litigation, whether or not any such litigation is prosecuted to judgment. If Mortgagee commences an action against Mortgagor to enforce any of the terms hereof, or because of the breach by Mortgagor of any of the terms hereof, or for the recovery of any sum secured hereby, then to the extent allowed by law, Mortgagor shall pay to Mortgagee reasonable attorney fees and expenses. The right to such attorney fees and expenses shall be deemed to have accrued on the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgment. If Mortgagor shall breach any term of this Mortgage, Mortgagee may employ an attorney or attorneys to protect its rights hereunder, and in the event of such employment following any breach by Mortgagor and to the extent allowed by law, Mortgagor shall pay Mortgagee reasonable attorney fees and expenses incurred by Mortgagee, whether or not an action is actually by law commenced against Mortgagor by reason of breach.

(b) That Mortgagor waives any and all right to claim or recover against Mortgagee, its officers, employees, agents, and representatives for loss of or damage to Mortgagor, the Mortgaged Property, Mortgagor’s property, or the property of others under its control from any cause insured against or required to be insured against by the provisions of this Mortgage.

(c) That all sums payable by Mortgagor hereunder shall be paid without notice, demand, counterclaim, set-off, deduction, or defense and without abatement, suspension, deferment, diminution, or reduction, and the obligations and liabilities of Mortgagor hereunder shall in no way be released, discharged, or otherwise affected (except as expressly provided herein) by reason of the following circumstances:

(i) Any damage to or destruction of, or any condemnation or similar taking of, the Premises or any part thereof;

(ii) Any restriction of, prevention of, or interference with any use of the Mortgaged Property or any part thereof;

(iii) Any title defect or encumbrance or any eviction from the Premises or the improvements or any part thereof by title paramount or otherwise;

(iv) Any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation, or other like proceeding relating to Mortgagee, or any action taken with respect to this Mortgage by any trustee or receiver of Mortgagee, or by any court, in any such proceeding;

(v) Any claim that Mortgagor has or might have against Mortgagee;

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(vi) Any default or failure on the part of Mortgagee to perform or comply with any of the terms hereof or of any other agreement with Mortgagor; or

(vii) Any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Mortgagor shall have notice or knowledge of any of the foregoing.

Except as expressly provided herein, Mortgagor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution, or reduction of any sum secured hereby and payable by Mortgagor.

3.16 Taxes and Impositions. Mortgagor hereby covenants and agrees to the following conditions:

(a) That Mortgagor shall pay, prior to delinquency, all real property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever, including, without limitation, nongovernmental levies or assessments such as maintenance charges, levies, or charges resulting from covenants, conditions, and restrictions affecting the Mortgaged Property, that are assessed or imposed upon the Mortgaged Property, or become due and payable, and which create, may create, or appear to create a lien upon the Mortgaged Property or any part thereof, or upon any equipment or other facilities used in the operation or maintenance thereof (all of which taxes, assessments, and other governmental charges of like nature are hereinafter referred to as “Impositions”).

(b) That if, at any time after the date hereof, there shall be assessed or imposed (i) a tax or assessment on the Mortgaged Property in lieu of or in addition to the Impositions payable by Mortgagor pursuant to paragraph (a) hereof, or (ii) a license fee, tax, or assessment imposed on Mortgagee and measured by or based in whole or in part upon the amount of the outstanding obligations secured hereby, then all such taxes, assessments, or fees shall be deemed to be included within the term “Impositions” as defined in paragraph (a) hereof, and Mortgagor shall pay and discharge the same as herein provided with respect to the payment of Impositions.

(c) That Mortgagor shall have the right, before any delinquency occurs, to contest or object to the amount or validity of any such imposition by appropriate legal proceedings, but such right shall not be deemed or construed in any way as relieving, modifying, or extending Mortgagor’s covenant to pay any such imposition at the time and in the manner provided in this Section 3.16.

(d) That Mortgagor shall furnish Mortgagee, within 30 days after the date upon which any such imposition is due and payable by Mortgagor, official receipts of the appropriate taxing authority or other proof satisfactory to Mortgagee evidencing the payment thereof.

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(e) That in the event Mortgagor fails to pay such Impositions as required by this section, Mortgagee may, at Mortgagee’s election, but without any obligation to do so, advance any amounts necessary to pay the Impositions, which advances, if any, shall be secured hereby and shall be repayable to Mortgagee promptly upon demand by Mortgagee.

3.17 Inspection. Mortgagor shall permit Mortgagee, and its agents, representatives and employees, upon reasonable prior notice to the Mortgagor, to inspect the Mortgaged Property and all books and records of Mortgagor related thereto.

SECTION 4. DEFAULT AND FORECLOSURE

4.1 Remedies. If an Event of Default has occurred and continues beyond any applicable grace period contained herein or in the Note, Mortgagee may, at Mortgagee’s election, exercise any or all of the following rights, remedies and recourses:

4.1.1. Declare the Secured Obligations to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Mortgagor), whereupon the same shall become immediately due and payable.

4.1.2. To the extent permitted by applicable law, enter the Mortgaged Property and take exclusive possession thereof and of all books, records and accounts relating thereto or located thereon. If Mortgagor remains in possession of the Mortgaged Property after an Event of Default and without Mortgagee’s prior written consent, Mortgagee may invoke any legal remedies to dispossess Mortgagor.

4.1.3. To the extent permitted by applicable law, act in all respects as lessee in respect of the Mortgaged Leases and perform on behalf and for account of Mortgagor any of the obligations of the tenant or lessee thereunder.

4.1.4. To the extent permitted by applicable law, hold, lease, develop, manage, operate or otherwise use the Mortgaged Property upon such terms and conditions as Mortgagee may deem reasonable under the circumstances (making such repairs, alterations, additions and improvements and taking other actions, from time to time, as Mortgagee deems necessary or desirable), and apply all Rents and other amounts collected by Mortgagee in connection therewith in accordance with the provisions hereof.

4.1.5. Institute an action to foreclose its interest under the Lien of this Mortgage against the Mortgaged Property by judicial foreclosure sale in one proceeding or against portions of the Mortgaged Property in a series of separate proceedings, and to have the same sold under the judgment or decree of a court of competent jurisdiction.

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4.1.6. To the extent permitted by applicable law, make application to a court of competent jurisdiction for, and obtain from such court as a matter of strict right and without notice to Mortgagor or regard to the adequacy of the Mortgaged Property for the repayment of the Secured Obligations, the appointment of a receiver of the Mortgaged Property, and Mortgagor irrevocably consents to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions hereof.

4.1.7. Exercise all other rights, remedies and recourses granted under the Note or otherwise available at law or in equity.

4.2 Separate Sales. The Mortgaged Property may be sold in one or more parcels and in such manner and order as Mortgagee in its sole discretion may elect; the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

4.3 Remedies Cumulative, Concurrent and Nonexclusive. Mortgagee shall have all rights, remedies and recourses granted in this Mortgage, the Note and available at law or equity (including the UCC), which rights (a) shall be cumulated and concurrent, (b) may be pursued separately, successively or concurrently against Mortgagor or against the Mortgaged Property at the sole discretion of Mortgagee, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. No action by Mortgagee in the enforcement of any rights, remedies or recourses under this Mortgage, the Note or otherwise at law or equity shall be deemed to cure any Event of Default.

4.4 Release of and Resort to Collateral. Mortgagee may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, except to the extent such notice or consent may not be waived under applicable law, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by this Mortgage or its status as a first and prior lien and security interest in and to the Mortgaged Property. For payment of the Secured Obligations, Mortgagee may resort to any other security in such order and manner as Mortgagee may elect.

4.5 Waiver of Redemption, Notice and Marshalling of Assets. To the fullest extent permitted by law, Mortgagor hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Mortgagor by virtue of any present or future statute of limitations or law or judicial decision exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any stay of execution, exemption from civil process, redemption or extension of time for payment; (b) all notices of any Event of Default or of Mortgagee’s election to exercise or the actual exercise of any right, remedy or recourse provided for under this Mortgage or the Note; and (c) any right to a marshalling of assets or a sale in inverse order of alienation.

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4.6 Discontinuance of Proceedings. If Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted under this Mortgage or the Note and shall thereafter elect to discontinue or abandon it for any reason, Mortgagee shall have the unqualified right to do so and, in such an event, Mortgagor and Mortgagee shall be restored to their former positions with respect to the Secured Obligations, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Mortgagee thereafter to exercise any right, remedy or recourse under this Mortgage or the Note for such Event of Default.

4.7 Application of Proceeds. The proceeds of any sale of, and the Rents and other amounts generated by the holding, leasing, management, operation or other use of the Mortgaged Property, shall be applied by Mortgagee (or the receiver, if one is appointed) in the following order unless otherwise required by applicable law: first, to the payment of the costs and expenses of taking possession of the Mortgaged Property and of holding, using, leasing, repairing, improving and selling the same, including, (a) receiver’s fees and expenses, including the repayment of the amounts evidenced by any receiver’s certificates, (b) court costs, (c) reasonable attorneys’ and accountants’ fees and expenses, and (d) costs of advertisement; second, to all other items that under the terms hereof, constitute Secured Obligations additional to that evidenced by the Note, with interest thereon as herein provided or a provided by any instrument relating to such indebtedness or by law; third, to all principal and interest remaining unpaid on the Note; and fourth, any balance to Mortgagor, its successors, or assigns, as their rights may appear.

4.8 Occupancy After Foreclosure. Any sale of the Mortgaged Property or any part thereof will divest all right, title and interest of Mortgagor in and to the property sold. Subject to applicable law, any purchaser at a foreclosure sale will receive immediate possession of the property purchased. If Mortgagor retains possession of such property or any part thereof subsequent to such sale, Mortgagor will be considered a tenant at sufferance of the purchaser, and will, if Mortgagor remains in possession after demand to remove, be subject to eviction and removal, forcible or otherwise, with or without process of law.

4.9 Additional Advances and Disbursements; Costs of Enforcement. If any Event of Default exists, Mortgagee shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Mortgagor. All sums advanced and expenses incurred at any time by Mortgagee under this Section, or otherwise under this Mortgage or the Note or applicable law, shall bear interest from the date that such sum is advanced or expense incurred if not repaid within five (5) days after demand therefor, to and including the date of reimbursement, computed at the rate or rates at which interest is then computed on the Secured Obligations, and all such sums, together with interest thereon, shall be secured by this Mortgage. Mortgagor shall pay all expenses (including reasonable attorneys’ fees and expenses) of or incidental to the perfection and enforcement of this Mortgage and the Note, or the enforcement, compromise or settlement of the Secured Obligations or any claim under this Mortgage and the Note, and for the curing thereof, or for defending or asserting the rights and claims of Mortgagee thereof, by litigation or otherwise.

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4.10 No Mortgagee in Possession. Neither the enforcement of any of the remedies under this Section, the assignment of the Rents and Subleases under Section 5, the security interests under Section 6, nor any other remedies afforded to Mortgagee under this Mortgage, at law or in equity, shall cause Mortgagee to be deemed or construed to be a beneficiary in possession of the Mortgaged Property, to obligate Mortgagee to lease the Mortgaged Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Subleases or otherwise.

4.11 Mortgagor’s Right to Cure. In the event any Event of Default hereunder has occurred and continues beyond any applicable grace period contained herein or in the Note, Mortgagor shall be entitled to cure such event of default by satisfying the Secured Obligations defined herein in full within 30 days from the expiration of any applicable grace period contained herein or in the Note; provided, however that, this Section 4.11 shall not act to limit or prohibit Mortgagee from exercising any rights, remedies, or recourses set forth in this Section 4, including, but not limited to Mortgagee’s initiation of foreclosure proceedings.

SECTION 5. ASSIGNMENT OF RENTS AND LEASES

5.1 Assignment. In furtherance of and in addition to the assignment made by Mortgagor herein, Mortgagor hereby absolutely and unconditionally assigns, sells, transfers and conveys to Mortgagee all of its right, title and interest in and to all Subleases, whether now existing or hereafter entered into, and all of its right, title and interest in and to all Rents. This assignment is an absolute assignment and not an assignment for additional security only. So long as no Event of Default shall have occurred and be continuing, Mortgagor shall have a revocable license from Mortgagee to exercise all rights extended to the landlord under the Subleases, including the right to receive and collect all Rents and to hold the Rents for use in the payment and performance of the Secured Obligations and to otherwise use the same. Subject to applicable law, the foregoing license is granted subject to the conditional limitation that no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default, whether or not legal proceedings have commenced, and without regard to waste, adequacy of security for the Secured Obligations or solvency of Mortgagor, the license herein granted shall automatically expire and terminate, without notice by Mortgagee (any such notice being hereby expressly waived by Mortgagor).

5.2 Perfection Upon Recordation. Mortgagor acknowledges that Mortgagee has taken all reasonable actions necessary to obtain, and that upon recordation of this Mortgage, Mortgagee shall have, to the extent permitted under applicable law, a valid and fully perfected, first priority, present assignment of the Rents arising out of the Subleases and all security for such Subleases and in the case of security deposits, rights of depositors and requirements of law, in each case. Mortgagor acknowledges and agrees that upon recordation of this Mortgage Mortgagee’s interest in the Rents shall be deemed to be fully perfected, “choate” and enforced as to Mortgagor and all third parties, including, any subsequently appointed trustee in any case under the Bankruptcy Code, without the necessity of commencing a foreclosure action with respect to this Mortgage, making formal demand for the Rents, obtaining the appointment of a receiver or taking any other affirmative action.

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5.3 Bankruptcy Provisions. Without limitation of the absolute nature of the assignment of the Rents hereunder and to the extent permitted by applicable law, Mortgagor and Mortgagee agree that (a) this Mortgage shall constitute a “security agreement” for purposes of Section 552(b) of the Bankruptcy Code, (b) the security interest created by this Mortgage extends to property of Mortgagor acquired before the commencement of a case in bankruptcy and to all amounts paid as Rents, and (c) such security interest shall extend to all Rents acquired by the estate after the commencement of any case in bankruptcy.

SECTION 6. SECURITY AGREEMENT

6.1 Security Interest. This Mortgage constitutes a “security agreement” on personal property, extracted collateral and fixtures as within the meaning of the UCC and other applicable law and with respect to the Personalty (including as-extracted collateral), Fixtures, Subleases, Rents, Permits, Property Agreements, Tax Refunds, Proceeds, Insurance and Condemnation Awards. To this end, Mortgagor grants to Mortgagee a first and prior security interest in the Personalty (including as-extracted collateral), Fixtures, Subleases, Rents, Permits, Property Agreements, Tax Refunds, Proceeds, Insurance, Condemnation Awards and all other Mortgaged Property which is personal property to secure the payment and performance of the Secured Obligations, and agrees that Mortgagee shall have all the rights and remedies of a secured party under the UCC with respect to such property. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Personalty (including as-extracted collateral), Fixtures, Subleases, Rents, Permits, Property Agreements, Tax Refunds, Proceeds, Insurance and Condemnation Awards sent to Mortgagor at least ten (10) days prior to any action under the UCC shall constitute reasonable notice to Mortgagor.

6.2 Financing Statements. This Mortgage shall also constitute a Financing Statement from Mortgagor, as Debtor, perfecting and preserving Mortgagee’s security interest hereunder as Secured Party. Mortgagor shall execute and deliver to Mortgagee, in form and substance satisfactory to Mortgagee, such financing statements and such further assurances as Mortgagee may, from time to time, reasonably consider necessary to create, perfect and preserve Mortgagee’s security interest hereunder and Mortgagee may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest. Mortgagor’s chief executive office is at the address set forth in the first paragraph of this Mortgage.

6.3 As-Extracted Collateral and Fixture Filing. This Mortgage shall also constitute an as-extracted collateral filing and a “fixture filing” for the purposes of the UCC against all of the Mortgaged Property which is or is to become fixtures or as-extracted collateral. Information concerning the security interest herein granted may be obtained at the addresses of Debtor (Mortgagor) and Secured Party (Mortgagee) as set forth in the first paragraph of this Mortgage.

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SECTION 7. ATTORNEY-IN-FACT

To the extent permitted by applicable law, Mortgagor hereby irrevocably appoints Mortgagee and its successors and assigns, as its attorney-in-fact, which agency is coupled with an interest and with full power of substitution, (a) to execute and/or record any notices of completion, cessation of labor or any other notices that Mortgagee deems appropriate to protect Mortgagee’s interest, if Mortgagor shall fail to do so within ten (10) days after written request by Mortgagee, (b) upon the issuance of a deed pursuant to the foreclosure of this Mortgage or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Subleases, Rents, Permits, Fixtures, Personalty, Property Agreements, Tax Refunds, Proceeds, Insurance and Condemnation Awards in favor of the grantee of any such deed and as may be necessary or desirable for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Mortgagee’s security interests and rights in or to any of the Mortgaged Property, and (d) while any Event of Default exists, to perform any obligation of Mortgagor hereunder; provided, (i) Mortgagee shall not under any circumstances be obligated to perform any obligation of Mortgagor; (ii) any sums advanced by Mortgagee in such performance shall be added to and included in the Secured Obligations and shall bear interest at the rate or rates at which interest is then computed on the Secured Obligations provided that from the date incurred said advance is not repaid within five (5) days demand therefor; (iii) Mortgagee as such attorney-in-fact shall only be accountable for such funds as are actually received by Mortgagee; and (iv) Mortgagee shall not be liable to Mortgagor or any other person or entity for any failure to take any action which it is empowered to take under this Section other than any action of Mortgagee which constitutes gross negligence or 2willful misconduct on the part of Mortgagee.

SECTION 8. LOCAL LAW PROVISIONS

8.1 Future Advances. This Mortgage secures all future advances, if any, made by Mortgagee to Mortgagor, which future advances have the same priority as if all such future advances were made on the date of execution hereof. Nothing in this Section 8.1 or in any other provision of this Mortgage shall be deemed an obligation on the part of Mortgagee to make any future advances.

SECTION 9. MISCELLANEOUS

9.1 Notices. Any notice required or permitted to be given under this Mortgage shall be in writing and delivered by hand or mailed by certified mail addressed to such party at its address stated in the preamble hereto or at such other place as either party hereto may, by written notice, designate as a place for service of notice shall constitute service of notice hereunder.

9.2 Choice of Law. THE PROVISIONS OF THIS MORTGAGE REGARDING THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS HEREIN GRANTED SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE IN WHICH THE MORTGAGED PROPERTY IS LOCATED.

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ALL OTHER PROVISIONS OF THIS MORTGAGE AND THE RIGHTS AND OBLIGATIONS OF MORTGAGOR AND MORTGAGEE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF KENTUCKY, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

9.3 Successors and Assigns. This Mortgage shall be binding upon and inure to the benefit of Mortgagee and Mortgagor and their respective successors and assigns. Mortgagor shall not, without the prior written consent of Mortgagee, assign any rights, duties or obligations hereunder.

9.4 No Waiver. No failure or delay by Mortgagee to insist upon strict performance of any of the terms, provisions or conditions of this Mortgage or the Note or to exercise any power, right or privilege hereunder shall be deemed to be a waiver of same, and Mortgagee shall have the right at any time to insist upon strict performance of all of such terms, provisions and conditions or to exercise any power, right or privilege.

9.5 Waiver of Stay, Moratorium and Similar Rights. Mortgagor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any appraisement, valuation, stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Mortgage or the Secured Obligations, or any agreement between Mortgagor and Mortgagee or any rights or remedies of Mortgagee.

9.6 Entire Agreement. This Mortgage and the Note embody the entire agreement and understanding between Mortgagee and Mortgagor and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, this Mortgage and the Note may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

9.7 Counterparts. This Mortgage is being executed in several counterparts, all of which are identical. Each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

9.8 Severability. All rights and remedies existing under this Mortgage and the Note are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Mortgage shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

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9.9 Termination and Release. Upon payment and performance in full of the Secured Obligations Mortgagee, at Mortgagor’s expense, shall promptly release the liens and security interests created by this Mortgage or reconvey the Mortgaged Property to Mortgagor or, at the request of Mortgagor, assign this Mortgage without recourse.

9.10 WAIVER OF TRIAL BY JURY. THE MORTGAGEE AND MORTGAGOR ACKNOWLEDGE THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY EXCEED THE TIME AND EXPENSE REQUIRED FOR A BENCH TRIAL AND HEREBY KNOWINGLY AND VOLUNTARILY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, AND AFTER HAVING CONSULTED OR HAVING HAD AMPLE OPPORTUNITY TO CONSULT THEIR RESPECTIVE LEGAL COUNSEL CONCERNING THE CONSEQUENCES OF SUCH WAIVER, TRIAL BY JURY IN ANY ACTION OR OTHER PROCEEDING BROUGHT TO ENFORCE OR DEFEND AGAINST COLLECTION OF OR OTHERWISE IN CONNECTION WITH THIS MORTGAGE OR THE OTHER LOAN DOCUMENTS.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, Mortgagor has on the date set forth in the acknowledgment hereto, effective as of the date first above written, caused this instrument to be duly executed and delivered by authority duly given.

ARMSTRONG COAL COMPANY, INC.

By:
Name:
Title:

ACKNOWLEDGMENT

STATE OF	)
) ss.
COUNTY OF	)

The foregoing instrument was acknowledged before me this             day of             , 2011, by             of Armstrong Coal Company, Inc., a Delaware corporation, on behalf of the company.

[SEAL]
Notary
My Commission Expires:

This instrument was prepared by:

(signature)

J. Sale Gordon, Esq.
Gordon Law Offices, PSC
121 W. 2nd Street
P.O. Box 1146
Owensboro, Kentucky 42302
(270) 684-5757

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EXHIBIT A

TO

MORTGAGE

All recording references are to the Office of the Union County Clerk unless otherwise specified.

DEED #9 COAL

136-020

Tract 1. A tract of land lying on the waters of Dyson Creek and being a triangular piece of land lying on the east side of Bordley and Morganfield road near the conjunction of said road with the Carter and Taylor road, being the east corner of a tract of land deeded to G. Henry Fryer by Lucy A. and G. W. Fryer on September 5, 1895, containing 1/4 acres, more or less.

Tract 2. A certain tract of land lying near the village of Cullen and bounded: beginning at two hickories in the Anderson line, corner to a 19-acre survey sold to Mat C. Christian; running thence N. 55 1/11 W. 168 poles to a black oak corner in the Weeden line, corner to the Anderson survey; thence S. 32 W. 95 1/2 poles to a stone cornering the original line; thence S. 55 1/11 E. 168 poles to a stone in the line of a survey laid off to Simeon L. Carrier in the division of Jonathan E. Potts heirs; thence N. 37 E. 95 1/2 poles to the beginning, containing 100 acres, more or less.

There is excepted from Tract No. 2 the following:

Exception A. — containing 35 acres sold to R. L. Potts and bounded as follows: beginning at William Christian and wife’s line at a gum and oak; thence S. 55 W. 106 poles to a hickory, sassafras and B gum corner; thence N. 55 W. 36 poles to a stone in the line of Isaac Bean; thence N. 32 E. 95 poles to a stone and oak, corner to Christian and wife; thence 5. 55 E. 80 poles to the beginning;

Exception B. — containing one acre sold to C. A. Maraman and bounded as follows: beginning at a stone In the Henderson and Caseyville Road, corner to Harry Alvey’s lot; thence with said lot S. 37 E. 10 poles to a stone; thence S. 48 W. 8.14 poles to a stone, Dr. Rhea’s line; thence S. 35 E. 6 poles to a stone in said line; thence N. 48 E. 16.01 poles to a stone; thence N. 42 W. 15.08 poles to a stone in said road in Mahan’s line; thence with the road and said line S. 48 W. 6 poles to the beginning;

Exception C. — containing one acre sold to J. D. Haynes;

Exception D. — containing one acre sold to W. B. Carrier and bounded: beginning at a stone, corner to one Richey; thence with Richey’s line S. 42-1/2 W. 12 poles and 14 links of the chain to a stone, corner to Simeon Carrier; thence S. 53-1/2 E. 14 poles and 3 links of the chain to a stone, corner to Simeon Carrier; thence with his line N. 47 3/4 W. 13-1/2 poles to a corner to Dr. Preston; thence with Preston’s line N. 53-1/2 W. l4 poles to the beginning;

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Exception E. — containing 3/4 acre sold to J. W. Householder and bounded: a lot situated at the crossing of the Morganfield, Belleville and the Henderson and Caseyville roads, in Henderson County, Kentucky and beginning at a stone, corner to the acre lot conveyed by said Potts and wife to said Householder on the West side of the Belleville road; run thence with the line of Mansfield’s 2-1/2 acres S. 33 3/4 E. 14-1/4 poles to a stone, corner to 32 poles, a lot conveyed herein by Carrier and wife to said Householder; thence with line of same S. 56-1/2 W. 5.43 poles to a stake on the West side of said road, corner to the Householder lot conveyed by Richey; thence with the line of same and line of said acre lot to the beginning;

- beginning at a stake at the crossing of said roads, corner to a lot conveyed by Carrier arid wife to John W. Melton, also corner to Carrier’s land; running thence with Carrier’s line N. 47 3/4 E. 8.4 poles to a stone, corner to Mansfield’s lot of 58 poles; thence with the line of same N. 33 3/4 W. 4-1/2 poles to a stake, corner to said lot, also to the said 39 poles above mentioned; thence with a line of 39 poles South 56-1/4 W. 5.43 poles to a stake, corner to the same; thence S. 5 3/4 H. to the beginning;

Exception F. — containing 1/2 acre sold to Jacob Carrier and described: beginning at a stake, Dr. C. M. Preston’s line on the East side of the Caseyville road; thence S. 35 E. 10 poles to a stake; thence N. 48-1/2 E. 8 poles to a stake; thence N. 35 W. 10 poles to a stake in Mansfield’s line; thence S. 47 W. 8 poles to the beginning;

Exception G. — beginning at a stone, Southeast corner of lot now owned by said Cowan; thence S. 48 W. 8.14 poles with line of said lot to a stone in J. W. Bishop’s line; thence with his line S. 35 E. 6 poles to a stone in said line; thence N. 48 E. 8.14 poles to a stake in Gatten’s line; thence to the beginning, containing 48.84 rods of land.

Exception H. — being one vacant lot about 72 x 55 feet adjoining the East side of a certain lot bought of C. L. Gatten on the 15th day of August, 1902, recorded in D. B. 56, page 530, bounded on the South by J. P. Pride lot; on the East by C. L. Gatten farm; on the North by C. A. Maraman lot, that is supposed to contain 1/4 acre;

Exception I. — beginning at a stake, corner to the two lots conveyed, one by Potts and wife and the other by Carrier and wife; to John W. Householder of the same date hereof; running thence with line of the lot conveyed by Carrier and wife, S. 33 3/4 E. 4-1/2 poles to a stake on the east side of the Henderson Road, corner to said lot in Carrier’s line; thence with said line N. 47 3/4 E. 20 poles 5-1/2 links to a stone, corner to Carrier; thence N. 33 3/4 W. 1.3 poles to a stake, corner to said 2-1/2 acres, also to Potts and Carrier; thence with the line of the 2-1/2 acres, S. 56-1/4 W. 20 poles to the beginning, containing 58 poles of land.

Exception J. — Beginning at a stone on the northwest point of the Cross Roads; running thence with the Morganfield Road N. 6 W.5 3/5 poles to a stone, corner to R. L. Potts and said Carrier; also corner to the conveyance of said Potts and wife to said Richey; thence with the line of the conveyance by Potts, S. 56-1/4 W. 17 3/5 poles to a stone, corner to said conveyance; thence S. 53 3/4 E. 8-2/5 poles to a stone on the north side of the Caseyville Road, corner to said Carrier; thence with said road and Carrier’s line N. 42 E. 12-1/2 poles to the beginning, containing 89 poles of land.

Exception K. — Beginning at a stone, corner to the lot conveyed by said Carrier to Henry L. Richey; running thence with Richey’s line, S. 42-1/2 W. 12 poles 14 links to a stone, another corner to Richey; thence S. 52-1/2- E. 14 poles and 3 links to a stone, corner to said Carrier; thence with his line N. 42-1/2 E. 11 poles and 7 links to a stone, corner to Carrier; thence with Carrier’s line N. 47 3/4 W. 13-1/2 poles to the beginning, containing 1 acre.

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Tract 3. A certain tract of land lying on Dyson Creek in Union County, Kentucky, thus bounded: beginning at letter A. on the plat and division a stone corner to lot No. 1; thence S. 37-1/2 W. 20 poles to a stone corner to W. S. Ross at B; thence. 59 E. 40 poles with the seminary line to a stone and black gum at L; thence N. 37 E. 101-1/2 poles to a stone cornering at M; thence N. 53 W. 204 poles to a stone cornering in L, D.Kuykendall line also the Seminary line at N; thence S. 29 3/4 W. with the Seminary line 85-1/2 poles to a stone cornering at F; thence S. 53 E. passing corner of lots Nos. 1 and 2, 136 poles to the beginning containing 97-1/2 acres, reserving from this conveyance 15-1/2 acres heretofore conveyed to J. P. Pride, which 15-1/2 acres is described as follows:

Beginning at a stone and white oak in line of C. A. Maraman 90-1/4 acres, corner to the William Fryer 20 acres; thence with 90-1/4 acres, N. 33 3/4 E. 78.2 poles to a stone, corner to 90-1/4 acres; thence S. 52 E. 42.8 poles to a stake on the West side of the Henderson and Caseyville road near the South corner of J. W. Householder’s lot; thence S. 50-1/4 W. 81 poles to a stake In J. D. Henry’s line on the Fryer 20 acres; thence with same N. 50 W. 22.65 poles to the beginning.

Tract 4. One lot situated in Cullen, Union County, Kentucky, and described thus: beginning at a stone in the Henderson and Caseyville road cornering at Harry Alvey’s lot; thence said lot S. 35 E. 10 poles S. 48 W. 8 14/100 poles to a stone In Dr. Rhea’s line; thence S. 35 E. 6 poles to a stone in said line; thence N. 48 E. 16 1/10 poles to a stone; thence N. 42 W. 15 8/10 poles to a stone in said road in Mahan’s line; thence with the road and said line S. 48 W. 6 poles to the beginning containing one acre of land; reserving from this conveyance two lots heretofore conveyed to A. W. Cowan which conveyance contained near 1/2 acre and described as follows:

Beginning at a stake on the Northwest side of A. W. Cowan in a fence post, a corner to John H. Lamb’s 1 acre lot; thence S. 50-1/2 E. 7.86 poles to a stone about 5 feet South of a white oak; thence N. 45-1/2 E. 3.46 poles to a stake on the East side of a drain, corner to said Cowan’s one acre lot; thence N. 33 W. 8 poles to a stake in said Lamb’s line, corner to same; thence S. 44 W. 5.9 poles to the beginning.

EXCEPTION FROM TRACTS 1, 2, 3, and 4.

The following is excepted from the above described Tracts 1, 2, 3, and 4: Beginning at a stake in the center of the Boxville and Cullen road at the north corner of A. W, Cowan’s lot and in line of Mrs. Tabitha Higginson’s lot; thence with Cowan lot S. 33-1/2 E. 20 poles; thence with another line of same S. 46 W. 22-1/2 poles to a stake at the south corner of Cowan’s lot and in line of Slaton’s remainder tract; thence with Slaton’s line S. 52-1/2 E. 86-1/2 poles to post at the west corner of Weller Davis tract; thence with Davis N. 40-1/4 E. 97-1/2 poles to a stake on the north side of the Davis road, another corner of Davis and in J. P. Pride’s line; thence with the north side of the road N. 50-1/2 W. 81 poles to a stake a corner of S. F. Christian; thence with the north side of the road following the line of Christian and Henry Lucas (Col) S. 61 W. 50 poles to a stake; thence with the road S. 51 W, 31 2/10 poles to the place of beginning and containing 59 acres; and said described exception was conveyed to A. W. Cowan on the 29th day of January, 1919, which said deed is of record in the Union County Clerk’s Office in D. B. 77, page 447.

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Tract 5. Beginning at a point in the middle of Dyson Creek ditch and in the original line of the old W. J. Powell tract and about 8 feet above the iron bridge in the center of the Morganfield and Bordley road, corner with Nathan Slaton; thence with the middle of Dyson Creek ditch down stream S. 72 — 15 W. 2480.5 feet to a point in center of said ditch corner with Nathan Slaton; thence leaving said ditch N. 53.30 W. 46.4 feet to a stake in middle of Public Road; thence with center of said road N. 37 — 33 E. 2031.3 feet to a stone in road, corner with J. T. Slaton; thence with middle of the Morganfield and Bordley road S. 52.50 W. 1468 feet to the place of beginning and containing 35.5 acres of land, more or less.

Tract 6. Beginning at a stone 40 feet from Gatten Bros. corner in the W. S. Ross line on the north side of Morganfield and Bordley; thence S. 50-1/4 E. 32 51/100 poles to a stone on bank of ditch on north side of said road; corner to the dowers 14 3/4 acres, and 13 poles; thence N. 39-1/2 E. 46-89/100 poles to a stone, in the line of D. C. Hancock’s 30 acres, another corner to the dowers 14 3/8 acres and 13 poles; thence with line of said 30 acres N. 40-1/2 W. 32 51/100 poles to a stone 40 feet from Gatten Bros. fence; thence with said Hancock’s reserve S. 39-1/4 W. 46 89/100 poles to the beginning, containing 9-1/2 acres and 7 poles.

Tract 7. Beginning at a stake at the center of the Boxville and Cullen road at the north corner of A. W. Cowan’s lot S. 33-1/2 E. 20 poles; thence with another line of same S. 46 W. 22-1/2 poles to a stake at the south corner of Cowan’s lot and in line of Slaton’s remainder tract; thence with Slaton S. 52-1/2 E. 86-1/2 poles to a post at the west corner of Weller Davis tract; thence with Davis N. 40-1/2 E. 97-1/2 poles to a stake on the north side of Davis lot, another corner of Davis and J. P. Pride’s line; thence with the north side of the road following the line of Christian and Henry Lucas S. 61 W. 50 poles to a stake; thence with the road S. 51 W. 31.2 poles to the place of beginning and containing 59 acres.

There is excepted from Tract 7 the following described 20 acres: beginning at a stake in the middle of the Belleville and Caseyville road, corner of A. W. Lovan in the line of J. P. Pride; thence S. 33-1/2 E. 175 feet to a stake; thence N. 65 E. 67 feet to an iron rod; thence S. 50-1/4 E. 600 feet to a stake; thence N. 48-1/2 E. 1270 feet to a stake; thence North 50-1/2 W. 550 feet to a stake; thence             61 W. 825 feet to a stake; thence S. 55 W. 550 feet to the beginning; said 20 acre tract was conveyed by A. W. Cowan and wife, to J. W. Cowan on June 2, 1928, recorded in D. B. 92, page 92, Union County Court Clerk’s Office.

Tract 8. Beginning at a stake in Tabor and Burchett Road; thence N. 37 E. 998 feet to another stake; thence N. 53 W. 1914 feet to another stake; thence S. 37 W. 980 feet to another stake; thence along Tabor and Burchett Road S. 54 — 45 E. 1780 feet to another stake in said road; thence with said road S. 24 E. 160 feet to the beginning, containing 42.8 acres, more or less.

136-044

Beginning at an iron pin at division line, corner with Lewis Pride in Wade Pride’s line, runs N. 54-17 W. 1599 feet to a post in East right of way of Smith Road, corner with Wade Pride; thence with said right of way N. 38-19 E. 1190 feet to a stake; thence N. 61-16 E. 71 feet to a post; S. 79-49 E. 40 feet to a post; thence S. 66-08 E. 57 feet to a post, corner in South right of way line of Smith Road; thence with South right of way of Little Union Road S. 50-46 E. 1507 feet to an iron pin, corner with Lewis Pride at Division line; thence with division line S. 42-43 W. 1187 feet to the beginning, containing 45.83 acres.

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Said property was conveyed to Frank Pride by Mary C. Pride, et al, by deed dated January 21, 1942, recorded in Deed Book 109, page 37, Union County Court Clerk’s Office, and by Lewis Pride, et ux, by deed dated December 19, 1947, recorded in Deed Book 131, page 233, same office. Beulah Pride died in the lifetime of Frank Pride. Frank Pride died testate, and by his will of record in Will Book L, page 324, same office, devised her property, including the coal above described to Nancy Hazel Ray.

136-045

Beginning at a post in South right of way line of Little Union Road, corner of L. D. Duncan (school lot tract); runs with same S. 41-20 W. 612 feet to a post — and S. 50-30 E. 225 feet to a post, corner with L. T. Duncan in West right of way of Kentucky State Highway No. 141; thence with said right of way S. 41-11 W. 438 feet to a post, corner with Wade Pride; thence N. 54-17 W. 1865 feet to an iron pin at division line; thence with division line N. 42-43 E. 1187 feet to the South right of way line of Little Union Road; corner with Frank Pride; thence with said right of way S. 50-46 E. 1665 feet to the beginning, containing 45.83 acres.

Said property was conveyed to Frank Pride and Lewis Pride by deed from Mary C. Pride, et al, dated January 21, 1942, recorded in Deed Book 109, page 37, Union County Court Clerk’s Office, and by deed dated December 19, 1947, recorded in Deed Book 131, page 235, same office, Frank Pride conveyed his interest in said property to Lewis H. Pride. Lula Pride, wife of Lewis H. Pride predeceased him. Lewis H. Pride died testate, and by his will now of record in Will Book L, page 289, devised all of his property including that above described to Martha Lewis Pryor, Ramona Paris and Roland Wynns Pride.

136-046

TRACT 1: Beginning at a stake in the Warman line, corner to John T. Holeman’s 40 acres in plat in case in Union Circuit Court of Laura B. Holeman, etc., vs. Ollie B. Holeman, etc., running thence with a line of the same, North 38 E. 89 3/4 poles to a stake in said line corner to Phil J. Holeman’s 20 acre lot No. 8, thence with a line of No. 8, N. 51 3/4 W. 35 7/10 poles to a stake in a line of No. 7, corner to No. 8, thence with said line S. 38 W. 2 1/3 poles to a stake corner to No. 7; thence with a line of the same N. 51 3/4 W. 37 1/3 poles to a stake in Burchett’s line corner to No. 7, thence with said line S. 36 3/ 4 W. 87-1/2 poles to a stake in the Warman line, corner to Burchett, thence with the Warman line S. 51 3/4 E. 71 3/4 poles to the beginning, and containing 41 acres.

TRACT 2: Beginning at a poplar corner E. E. Ross in a line of the hundred acre survey; thence with a line of the first survey S. 37-20 W. 165 poles to a stone corner in the Ross line a corner to the E. E. Ross lots; thence S. 53 E. 49 poles to a stone corner to the E. E. Ross lots; thence S. 53 E. 49 poles to a stone corner in the Ross line, thence N. 37-20 E. 168 poles to a honey locust and stone, thence N. 53 W. 49 poles to the beginning, containing 51 1/2 acres.

TRACT 3: Beginning at a stone in a line of Burchett’s 40 acres, corner to the land conveyed by the Holeman heirs to said Burchett, running thence with a line of same S. 51-1/4 E. 37-1/2 poles to a stone corner to said conveyance, thence N. 38 E. about 2 3/10 poles to a stone, S. 5l-1/2 E. 35 7/10 poles to a stone in a line of the 40 acres conveyed by J. T. Holeman to said Burchett; thence with a line of the same N. 38. E. 90 poles to a stone and ash, in Bagby’s line N. 55-1/2 W. 75 poles to a stone and ash in Bagby’s line corner to said 50 acres, thence with a line of the sane S. 36 3/4 W. about 86-1/2 poles to the beginning, being the entire boundaries of lots 7 and 8 on plat, and containing 4-1/2 acres and 17 poles of land.

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Less approximately 7 acres of land cut off from the above land by Highway No. 141, and part of which 7 acres is included in Highway No. 141.

TRACT 4: Beginning at a stake In the Warman military line, corner of Lot No. 2, running thence in the line of No. 2 and the dower N. 38 E. 180-1/2 poles to a stake corner of the Dower in Woodring line; thence with said line N. 51-1/2 W. 22-1/4 poles to a double maple, corner to Woodring and Bagby, thence with Bagby line N. 55-1/2 W. 13-1/4 poles to a stake and ash corner of the Philip Holeman Lot No. 8 in Bagby line, then with line of Nos. 8 and 5 S. 38 W. 78-3/10 poles to a stake corner of No. 5 in Frank Kuykendall’s field in the Warman line, then with said line S. 51-3/4 E. 35-4/10 poles to the beginning, containing 40 acres.

There is excepted from the lands above described parts thereof described as follows:

A. One acre conveyed to Zion Baptist Church by deed dated May 8, 1919, Deed Book 80, page 12, bounded thus:

Beginning at the intersection of the center of Bordley and Sturgis Road with that of the Home and Pride road; South corner of said first parties land, thence N. 39 E. 13-1/3 poles to a stake in middle of said Home road; thence N. 51 W. 12 poles to a stake in field; thence S. 39 W. 13-1/3 poles to a stake in middle of Bordley and Sturgis road, thence with said road S. 51 E. 12 poles to the beginning, containing one acre.

B. A lot conveyed to Sarah E. Farthing by deed dated June 5, 1924, recorded in Deed Book 97, page 518, bounded thus:

beginning In the middle of the Pride and Home or cemetery road in line with N.E. side of lot sold Mrs. Fannie Maraman and running with said lot N. 57 W. 12 poles N.E. corner of said Maraman lot, thence at right angles to same and parallel to center of said road N. 39 E. 100 feet to stake or corner in Burchett’s field, thence parallel with the Maraman line S. 57 E. 12 poles to center of said road, thence with center of road S. 37 W. 100 feet to the beginning.

C. A parcel conveyed to the Commonwealth of Kentucky for the use of its Department of Highways, by deed dated January 3, 1934, recorded in Deed Book 98, page 118, bounded thus: Beginning at two points in the property line between said party of the first part and Union County Board of Education, which said property line If extended would pass through station 277 / 56 in the center line of survey made by the State Highway Department, these points being the intersections of said property line with the boundary line of the right of way herein granted and the property line between said party of the first part and Union County Property; running thence in a northerly direction 2386 feet in and through the property of the party of the first part and including all lands on the right and left sides and within 35 feet of the centerline of said survey to two similarly located points in the property line between said party of the first part and L. L. Hammock and wife, which said property line passes through Station 301 / 42 in the center line of said survey, said points being the Intersections of the last named property line with the boundary line of the right of way herein conveyed as shown by plans on file at the office of the State Highway Department, Frankfort, Kentucky.

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136-083

PARCEL 1: Beginning at a stake in the center of the Pond Fork road, a corner of Mrs. Egbert and in line of Mrs. Martha A. Williams; thence with Mrs. Egbert’s line S. 51 E. 40 poles to a stake in her line; thence S. 39-1/2 W. 24 poles to a stake; thence N. 51 W. 40 poles to a stake in the Pond Fork road, corner of the 26 3/4 acres; thence with the road N. 39-1/4 E. 24 poles to the place of beginning and containing 6 acres.

136- 084

PARCEL 1, TRACT 1: Beginning at a stone In S. W. Cowan, now J. R. Williams’ line; thence with his line N. 52 W. 59 and 58/100 poles to a stone corner to S. J. Evans, now second party’s land; thence with his line S. 37 W. 84 poles to a stone, corner to H. Williams; thence S. 52 E. 59 58/100 poles to a corner In H. Fryer’s line; thence with his line N. 37 E. 84 poles to the beginning, containing 31 27/100 acres of land.

PARCEL 1, TRACT 2. Beginning at a stone on the west side of the Pond Ford road to a corner to W. W. Gill; thence S. 51-1/2             25 poles to a stone, corner to Van Potts; thence S. 38-1/4 W. 153 1/10 poles to a stone in Williams’ line, corner to Potts; thence N. 51-1/2 W. 25 poles to a stone in said road corner to said Williams; thence with said road and J. F. Carter’s line N. 38-1/2 E. 153 1/10 poles to the beginning, containing 23 7/8 acres of land.

From said 23 7/8 acres there is excepted 10 79/100 acres conveyed by Harry F. Egbert to H. Williams January 15, 1894, recorded in D. B. 58, page 294, described as follows:

Beginning at a stone In H. Williams line corner to the Potts tract, thence N. 51-1/2 W. 25 poles to a stone in the Pond Ford road, corner to said Williams, thence with said road N. 38-1/4 E. 69 1/10 poles to a stake In Mrs. Larkin Williams line, thence S. 51-1/2 E. 25 poles to a stake in the Potts line, thence with said line S. 38-1/4 W. 69 1/10 poles to the beginning;

PARCEL 3: Beginning at a stake In the center of the New Dyson Ditch where the same is crossed by the Northeast line of Egbert, running thence up the center of the Now Creek: N. 74 3/4 E. 2385 feet to a stake In the center of same a short distance below the Bordley and Morganfield road where old creek bed leaves the new Ditch a corner of Holmn heirs land, thence following the creek bed which Is the line of the Holman land as follows: S. 4 W. 100 feet; S. 67 W 90 feet, S. 4 W. 100, S. 54 W. 200; S. 88-1/2 W. 100 feet; S. 77-1/2 W. 100 feet; S. 49 W. 100 feet; S. 76 W. 400 feet N 71 W. 114 feet to a locust stake in said creek bed a corner of Holman, thence leaving the creek and running with another line of Holman S. 49 E. 1095 feet to stake at the South corner of the Holman heirs land and in a line of James Robertson (Deboe’s land) thence with Robertson S. 4 W.663 feet to stake in a ditch at the West corner of Robertson and In line of Egbert (of Potts land) thence with the ditch and Egbert’s line N. 51 3/4 W. l990 feet to the place of beginning and containing 37 3/4 acres.

136-089

PARCEL 2-Robert N. Richey Tracts

Tract 1: Beginning at a stone, hackberry and sweet gum marked as pointers In J. W. Burchett line, corner to J. B. Bagby’s 52-1/2 acres; thence N. 56 W. 91 9/10 poles to a stone about 2 poles west of a ditch corner to Kuykendall; thence with his line and a line of Bowman’s N. 38 E. 84-1/2 poles to a stone corner to Bowman; thence with his line and a line of Joe Potts S. 52-1/4 E. 91 3/4 poles to a stone in Potts line, corner to Bagby; thence with his line S. 38 W. 79 poles to the beginning containing 46 acres and 36 poles.

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Tract 2: Beginning at a stone in line of Brummett and Kuykendall running thence N. 37 — 20 E. 6 5/6 poles to a stone corner to Richey; thence with his line S. 53 E. 60 poles to a stone corner to J. W. Burchett, thence S. 37 — 20 W. 14-1/2 poles with Burchett’s line to a stake, thence on a straight line to the beginning, containing 4 acres more or less.

PARCEL 3-James B. Bagby Tract

Beginning at a maple in the Holeman line corner to David Woodrlngs, running thence with said line N. 56 W. 101-1/2 poles to a stone, hackberry and sweet gum marked as pointers, corner to Haywood Williams land; thence with his line N. 38 E. 79 poles to a stone In Joseph Potts’ line, corner to said Williams land; thence with Potts’ line S. 52-1/4 E. 121 poles to a stone in said Woodring’s line; thence with Woodring’s line S. 53-1/2 W. 75 3/4 poles to the beginning, containing fifty two and one half acres and thirty poles (52-1/2 acres and 30 poles).

The property above described was conveyed to Haywood Williams by James B. Bagby by deed dated Aug. 11, 1899, recorded In D. B. 53, page 153, Union County Court Clerk’s Office.

PARCEL 4-Bell Jones Tract

Beginning at a stone corner to H. Williams (formerly J. E. Bagby) in D. B. Woodring’s line, thence with said Williams line N. 52 W. to a stake in said line, the corner of the Phoebe L. Potts 30 acre tract; thence with line of same N. 38 E. 18-1/2 poles to a stone, corner to Van Potts 21 acres; thence S. 52 E. with line of said 21 acres to D. B. Woodring’s line; thence with his line in a S. W. direction to the beginning, containing 7 acres, more or less.

PARCEL 5-Roberson and Egbert Tracts

Tract 1. Roberson tract: beginning at a stone in H. Williams line; thence S. 53 E. 59 58/100 poles to a stone in said Williams line, corner to Adrian Potts; thence with her line N. 37 E. 69 2/10 poles to a stake, corner to Mrs. N. F. Egbert (land sold her this day); thence N. 52 W. 59 58/100 poles to a stone, another corner to Mrs. Egbert, thence with her line S. 37 W. 69 2/10 poles to the beginning, containing 25 acres, more or less.

Tract 2. Egbert tract: Beginning at a stone in H. Williams line, corner to the Potts tract; thence N. 51-1/2 W. 25 poles to a stone in the pond Ford road corner to said Williams; thence with said road N. 38-1/4 E. 69 1/10 poles to a stake in Mrs.             Williams line, thence S. 51-1/2 E. 25 poles to a stake in the Potts line thence with said line S. 38-1/4 W. 69 1/10 poles to the beginning containing 10 79/100 acres.

EXCEPTION:

From the two tracts of land above described there is excepted Six (6) acres thereof which was conveyed by Haywood Williams to F. R. Shackelford by deed dated January 1, 1906, recorded in D. B. 62, page 34, described as follows:

Beginning at a stake in the center of the Pond Ford Road a corner of Mrs. Egbert and in line of Mrs. Martha A. Williams; thence with Mrs. Egbert’s line S. 51 E. 40 poles to a stake in her line, thence S. 39-1/2 W. 24.poles o a stake; thence N. 51 W 40 poles to a sake in the pond Fork Road, corner of the 26 3/4 acres; thence with the road N. 39-1/4 E. 24 poles to the place of beginning and containing 6 acres.

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PARCEL 6-G .H. Fryer Tract

Beginning at a stone in said Williams line in a ditch a sweet gum and mulberry bushes marked pointers; thence N. 38 E. 69 2/10 poles to a stake corner to the said Fryer; thence N. 52 W. 62 66/100 poles to a stone In Lee Robinson’s line, another corner to said Fryer; thence with said Robinson line S. 38 W. 69 2/10 poles to a stone in said Williams lines, corner to said Robinson; thence with Williams line S. 52 E. 62 66/100 poles to the beginning, containing 27 1/10 acres.

136-092

Tract 3: Beginning at center of ditch in middle of road, Roberson’s line; thence with said ditch N. 17 E. 15 chains to bend in ditch; thence with said ditch N. 13 W. 6.72 chains to a stake on bank of ditch; thence S. 56 E. 14.75 chains to a stake on side of West side of Kentucky 141; thence with said Highway, S. 38-1/4 W. 19 chains to the center of dirt road, Roberson’s corner, and thence with Roberson’s line N. 56 W. 4.55 chains to the beginning, containing 16.21 acres, more or less.

Tract 4: Beginning at the center of a ditch in the middle of the road, Roberson’s line; thence with the center of said ditch N. 17 E. 15 chains to bend in said ditch; thence with said ditch N. 13 E. 9.38 chains to a stake on the bank of ditch; thence with the ditch N. 88-1/2 W. 9.12 chains to the old Dyson Creek; thence up old Dyson Creek to the corner of John C. Davis; thence with his line to the center of another branch of Dyson Creek, cornering on Davis; thence down the center of another branch of Dyson Creek in Davis’ line and crossing main Dyson Creek to the old dirt road at Roberson’s corner; thence with the old dirt road and Roberson to the beginning, containing 48 acres.

Tract 5: Beginning at a stake, corner to tract No. 1 on side of Kentucky 141; thence N. 56 W. 14.75 chains to the center of a ditch, stake on bank; thence N. 13 W. 2.66 chains to the prong of Dyson; thence with said prong N. 88 W. 9.12 chains to the center of Dyson Creek; thence up the center of said Creek N. 27 E. 5.26 chains to the bend of Creek; thence with said Creek N. 50-1/2 E. 1.85 chains to a stake; thence S. 59 E. 24.96 chains to a stake on side of State 141 near a culvert, and thence with said Highway 6.40 chains to the beginning, containing 13.70 acres.

Tract 6: Beginning at a stake on side of State road 141 near a culvert, corner to tract No. 2; thence with line of said tract No. 2, N. 79-1/4 W. 24.96 chains to the center of Dyson, stake on bank; thence up said Creek N. 50-1/2 E. 5.86 chains to a stake; thence S. 52 E. 23.42 chains to a stake and stone on side of Highway; thence with said Highway S. 38-1/4 W. 2.04 chains to the beginning, containing 8.85 acres, more or less.

Tract 7: Beginning at a stake and stone on the side of Highway, corner to tract No. 3, thence with the line of said tract N. 52 W. 23.42 chains to the center of Dyson; thence with said Creek N. 50-1/2 E. 3.59 chains to a stake; thence S. 52 E. 22.86 chains to a stake on side of State Highway; thence with said Highway S. 38-1/4 W. 3.50 chains to the beginning, containing 8.05 acres, more or less.

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136-098 Item 50

Parcel 1.: Beginning at a stake on the Morganfield and Bordley road seven feet south of an old stump corner to Essie Holeman and James Robertson; thence with the line of James Robertson S. 42’ 30” W. 1321.4 feet to a stake corner to Nathan Slaton; thence with the line of Nathan Slaton N. 49’ W. 1105.25 feet to a stone corner to Nathan Slaton in bed of old Dyson Creek; thence with the bed of old Dyson Creek and the line of Nathan Slaton, the following courses and distances: S. 71 E. 114 feet; N. 76 E. 400 feet; N. 49 E. 100 feet; N. 80 E. 100 feet; N. 77 E. 100 feet; N. 88 E. 100 feet; N. 54 E. 200 feet; N. 4 E. 185 feet; to a stake in Morganfield and Bordley road seven feet North of the bridge and in center of Dyson Creek corner to John Slaton and in line of Essie Holeman; thence with the line of Essie Holeman S. 47 E. 540.5 feet to the beginning, containing 21.782 acres of land.

136-098 Item 51

PARCEL 1-ELLEN DAVIS TRACT-67 acres

Beginning at a stone, corner to a nineteen acre tract purchased from Malvina Woodring, the southwest corner of said survey; thence North 37 East 96 poles to two hickories, corner in the line of the Wm. Amberson survey; thence S. 55 E. with the Amberson line 115 poles to a maple and two gums, corner to Banks on Dyson’s Creek, thence S. 37 W. 91 poles with Banks’ line to an Elm and Stone, corner to Banks and Malvina Woodring; thence N. 55 W. 114 poles to the beginning, containing sixty seven acres, including the nineteen acres bought from Malvina Woodring.

PARCEL 2-LETITIA McCLURE TRACT-6-3/4 acres and 10 poles

Beginning at an elm, a corner of Weller Davis, W. J. Powell and John Woodring; thence with Woodring’s line S. 56 1/4 E. 43 1/2 poles to a stone and ash; thence with line of Woodring N. 39 E. 21 5/10 poles to a stone, corner to lot No. 8 (Garnett division); thence N. 57 W. 42 6/10 poles to a stone, corner to Lot No. 8 and the passway, thence N. 39 1/2 E. 64 3/4 poles to a stake, corner to Alex Garnett; thence N. 57 W. 1 pole to Weller Davis’ corner; thence S. 39 1/2 W. 90 poles to the beginning, containing 6 3/4 acres and 10 poles.

Less, however a tract – beginning at the south corner of Maggie Hughes’ land in said Woodring’s line; thence with his line S. westerly direction to his corner 21 poles and 6 ft; thence northwesterly 9 poles to where said ditch crosses Woodring’s line; thence with ditch easterly 22 poles 14 10/12 feet to where ditch crosses said Hughes line; thence with his line 3 poles and 7 feet to the beginning.

PARCEL 3-ALEX GARNETT TRACT-10 acres

Beginning at a stone in the J. G. Christian line, one pole S. 51 E. of Weller Davis’ corner with the Holeman tract,; thence with a line of the passway allotted to lot No. 9, Letitia McClure’s 6 3/4 acres and ten poles S. 39 1/2 W. 38 55/100 poles to a stone, corner to Maggie Garnett’s 6 3/4 acres and 10 poles; thence with her line S. 51 E. 41 4/5 poles to a stone in John Woodring’s line; thence N. 39 E. 38 55/100 poles to a stone, corner to Woodring’s; thence N. 51 W. 41 1/2 poles to the beginning, containing 10 acres of land.

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PARECL 4-J. M. WOODRING TRACT-312 sq. poles

Beginning at the bridge in the public road at corner of Gatten Bros. land the beginning before mentioned ditch; thence with Woodring’s line and the road to his and said Davis’ corner 12 poles and 10 1/2 feet; thence with Woodring’s and Davis’ line 38 poles and 11 feet to Maggie Hughes’ corner in said line; thence with an extension of her line 3 poles and 7 1/2 feet to the intersection of said ditch; thence with said ditch 39 poles and 9 1/2 feet to the beginning.

PARCEL 5-MAGGIE GARNETT HUGHES TRACT -6 3/4 acres and 10 poles

Beginning at a stake 1 pole S. 51 E. of a stone in Weller Davis’ line; corner to Alex Garnett’s 10 acres; thence with the passway allotted to lot No. 9 S. 39 1/2 W. 26 2/10 poles to a stake 1 pole S. 51 E. of a stone in said line corner to Letitia McClure’s 6 3/4 acres and 10 poles; thence with her line S. 51 E. 42 6/100 poles to a stone in John Woodring’s line; thence N. 39 E. 26 2/10 poles to a stone, corner to said 10 acres; thence N. 51 W. 41 8/10 poles to the beginning, containing 6 3/4 acres and 10 poles.

PARCEL 6- D.C.HANCOCKTRACT -30 acres

Beginning at a stone, corner in the Belleville corner in Mart’s line; thence S. 51 1/2 E. 82 8/10 poles to a stone, corner to Mrs. Melvina Woodring; thence N. 37 E. 107 1/3 poles to a stone and elm, corner to Sam Holeman; thence N. 52 W. 82 1/2 poles to a stone, corner to Simon Carrier; thence S. 37 W. 103 1/2 poles to the beginning, containing 54 acres and one rod of land, being a portion of the land conveyed to first parties by J. P. Pride and wife on 2d day of January, 1905, by deed of record in Union County Court Clerk’s Office in Deed Book 59 at page 76. But from this boundary is to be excluded 24 acres conveyed by first parties to J. M. Holeman on January 2, 1908, by deed of record in Deed Book 65, page 287. This being 30 acres and one pole of land, more or less.

PARCEL 7-JOHN HOLEMAN, JR. ET AL TRACT-14 acres and 73 poles

Beginning at a stake 2 1/2 feet W. of two black gums, the original corner of the Melvina Woodring tract; thence with same N. 39 1/2 E. 46 89/100 poles to stone under a post, corner to the D. C. Hancock 30 acres; thence with Hancock line N. 50 1/4 W. 49 37/100 poles to a stone, corner to John Holeman, Jr.; thence with his line S. 39 1/2 W. 46 89/100 poles to a stone on the north bank of a ditch on north side of Morganfield and Bordley road; thence S. 50 1/4 E. 49 37/100 poles to the beginning, containing 14 acres and 73 poles.

136-134

Beginning at a point in the old road, a corner of the J. C. Horne estate, thence with the middle of said old road and the line of Jas. Robertson estate, N. 13 — 56 W. 621 feet to corner in Jas. Robertson estate; thence with his line N. 46 — 56 W. 836.5 feet to stake, corner of estate of James Robertson; thence S. 41 – 04 W. 964.5 feet to the line of John Slaton estate to corner of the estate of J. C. Horne; thence with the J. C. Horne estate S. 46 — 56 E. 700 feet to the corner of the J. C. Horne estate; thence with his line N. 88 — 10 E. 897 feet to the beginning;

There is excepted from the above described property approximately 5 acres thereof which was conveyed by William A. Wells to St. Luke Lodge No. 204, by deed dated May 3, 1906, recorded in Deed Book 61, page 342, and described as follows:

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On the East by Sam Carrier; and South by D. B. Woodring; and on North arid West by Belleville Road supposed to contain 5 acres.

136-227

Beginning at a point on the side of the State Highway at the corner of the tract conveyed by John Woodring and wife, Florence Woodring to Pearl Blackwell; thence with said line N. 52 W. 11.01 chains to a stake, corner to said tract; thence with the line of said Pearl Blackwell’s tract, S. 38-1/4 W. 4.54 chains to a stake in the line of Charles Woodring; thence S. 52 E. along Charles Woodring’s line to a stake at the side of the highway; thence along said highway 4.54 chains to the point of beginning, containing 5 acres more or less.

136-230

Tract 1: Beginning at a stake on State Highway corner of tract No. 6; thence with the line of said tract N. 52 W. 21.02 chains to the center of Dyson; thence with said creek N. 50 1/2 E. 9.94 chains to a stake in the South bank of creek and side of the road, Lynn brothers’ line, 22 links from walnut on creek bank near iron bridge; thence with said road N. 73 1/2 E. 1.78 chains to stake on side of road; thence S. 52 E. 16.93 chains to the corner post of field at side of State Highway; thence with said highway S. 38 1/4 W. 11.17 chains to the beginning, containing 21.15 acres, more or less.

Being the same conveyed to Lloyd Blackwell &c., by Paul Mattingly by deed dated March 9, 1944, recorded in Deed Book 114, page 408. There is reserved and excepted from the above described tract a part thereof described as follows: Beginning 22 links from walnut on Dyson Creek on bank near an iron bridge; thence with Lynn brother’s road N. 73 1/2 E. 1.78 chains to a stake on side of said road; thence with U. M. Woodring’s line S. 52 E. 210 feet to a post in center of ditch; thence down the course of said ditch with the center thereof 760 feet to a post in the center of Dyson Creek; thence with said Dyson Creek 600 feet to the place of beginning, containing 1 1/2 acres, more or less.

Tract 2: Beginning at a post on side of state highway, corner tract No. 5; thence with line of said tract N. 52 W. 11.01 chains to a stake, corner tract No. 5; thence with line of said tract S. 38 1/4 W. 4.54 chains to a stake in line of tract No. 4; thence with line of said tract N. 52 W. 11.85 chains to the center of Dyson; thence up said creek N. 50 1/2 E. 8.07 chains to a stake; thence S. 52 E. 21.02 chains to a stake at side of State Highway; thence with side of State Highway S. 58 l/4 W. 3.31 chains to the beginning, containing 12.22 acres, more or less.

136-234

Tract 1: Beginning at a stake in the middle of the Boxville and Caseyville road corner of A. W. Cowan in the line of J. P. Pride thence S. 33 1/2 E. 175 feet to a stake, thence N. 65 E. 67 feet to an iron rod, thence S. 50 1/4 E. 600 feet to a stake, thence N. 48 1/2 E. 1270 feet to a stake; thence N. 50 1/4 W. 500 feet to a stake; thence             61 W. 825 feet to a stake; thence S. 55 W. 550 feet to the beginning, containing 20 acres of land.

Tract 2: All of that part of the 39 acres conveyed by Flora Cowan Howard, et al, to W. I. Pritchett, February 23, 1946, Deed-Book 126, page 160, except the land described as follows:

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Beginning at a point at the Southeast corner of W. I. Pritchett’s farm where said farm intersects John C. Davis land, thence in an easterly direction along John C. Davis line being the south line of the above mentioned 39 acre tract to the middle of the old Boxville-Sturgis and Caseyville public road, thence in a Northerly direction along said road to the 20 acre tract conveyed by A. W. Cowan to J. W. Cowan on June 2, 1928, thence in a Westerly direction along the line of said 20 acre tract to a tree, thence in a straight line from said tree to a point in W. I. Pritchett’s east line 732 feet from the Davis line, thence along Pritchett’s line 732 feet to the point of beginning, leaving 6 acres more or less in the tract of land herein conveyed to James W. Cowan and his wife, Nellie Cowan.

Tract 3: Beginning at a point in the middle of the old Boxville-Sturgis and Caseyville Public Road being the north corner of the property owned by A. W. Cowan in the village of Cullen, Union County, Kentucky; thence in a southeasterly direction 340 feet more or less to a stake about 2 feet southeast of a small elm; thence in a southwesterly 385 feet more or less to a stake in the line of the heirs of John Slaton; thence in a northwesterly direction 127 feet more or less to the south corner of the one acre lot owned by the heirs of John             . Slaton; thence in a northeasterly direction 198 feet more or less to a stake, the East corner of the Arnold Wayne Cowan, Jr. one acre lot; thence in a Northwesterly direction 206 feet more or less to a point in the middle of the Boxville, Sturgis and Caseyville old public road; thence in a line with the center of said road in a Northeasterly direction 268 feet more or less to the place of beginning, containing 3 acres more or less.

136-312

Tract 1. Beginning at a stone in J. T. Pride’s line, F. M. Kuykendall, corner to Ewing Kuykendall heirs; thence with said line S. 51 E. 64 2/3 poles to a stone corner to W. E. Burchett; thence N. 38 E. 157 2/l0 poles to a stone corner to Haywood Williams, formerly R. W. Richey’s four acres; thence with same N. 46 W. 62 poles to a stone corner to said 4 acres, thence S. 39 W. 162 2/10 poles to the beginning, containing 63 acres.

Less however that portion of tract 1 conveyed by W. E. Burchett to Fannie Maraman and Jennie S. Christian by deed dated May 17, 1926, recorded in D. B. 97, P. 221, and described as follows:—

Beginning at a stone in the center of said road and corner to Haywood Williams (formerly R. W. Richey) land, thence with Williams line S. 46 E. 396 feet to a stone in Williams line, thence with line parallel with said road in S. W. direction 891 feet to a stone; thence N. 46 W. 306 feet to center of said road and this line passing through barn near road, thence with center of road to the beginning, containing 6.2 acres.

Tract 2. A parcel of land containing 3 acres, more or less, bounded on the North by Kentucky Highway No. 141, on the East by Orville Williams; on the South by Walter Wells, Gene Cates, W. L. Burchett lot and Zion Baptist Church, and on the West by Highway NO. 758.

Mary B. Perry acquired title to the property above described by devise from W. E. Burchett by his will recorded in Will Book J. Page 342 Union County Court Clerk’s Office and by deed from Kate Ray Price dated July 14, 1964 recorded in Deed Book 175, page 622, same office.

35

136-313

Being 48 acres located on Highway #141, near Pride Station and being described as follows:

Beginning at a point on the northwest side of Highway 141 at the intersection of the old road of James A. Farmer house, thence with said road N 13 W approximately 350 feet corner of James A. Farmer; thence with the line of Farmer S 88 W 897 feet to a corner in Farmer’s line; thence with line of Farmer N 46 W 700 feet corner of Farmer with line of Nathan Slaton and Charles Wells; thence S 41 W approximately 1,275 feet with line of Slaton and Wells corner of Charles Wells; thence S 46 E approximately 1,130 feet with line of Charles Wells to corner of Willie E. Ogletree (formerly Paris) and the old road; thence with the line of old road and Ogletree in a northeasterly direction approximately 1,350 feet to a point on the NW side of Highway 141; thence with Highway 141 approximately 450 feet to the point of beginning.

This being a part of that same property conveyed to Gerald L. Wells and his wife, Georgia Wells, by two deeds, as follows: Deed dated May 29, 1964, from Gerald L. Wells and his wife, Georgia Wells, of record in the office of the Union County Court Clerk in Deed Book 175, page 461; and by Deed dated April 22, 1946, from C. S. Pritchett, Tax Collector of Union County, of record in the office of the Union County Court Clerk in Deed Book 126, page 436; and also see that Affidavit of Adverse Possession now of record in the office of the Union County Court Clerk in Deed Book 175, page 406.

SOURCE OF TITLE

And being a portion of the same property conveyed by Peabody Coal Company, an Illinois corporation, to Peabody Coal Company, a Delaware corporation, by deed dated March 29, 1968, recorded in Deed Book 192, page 297.

And being a portion of the property conveyed by Peabody Coal Company, a Delaware Corporation, to Peabody Development Company, a Delaware corporation, dated June 16, 1989, recorded in Deed Book 260, page 332.

And being a portion of the property conveyed by Peabody Coal Company, a Delaware Corporation, to Peabody Development Company, a Delaware corporation, dated September 12, 1989, recorded in Deed Book 261, page 302.

And being a portion of the property conveyed as Item 6 in the Deed of Conveyance from Peabody Development Company, LLC to Central States Coal Reserves of Kentucky, LLC, by deed dated February 21, 2006, recorded in Deed Book 322, page 77.

And being a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC, to Midwest Coal Reserves of Kentucky, LLC by deed dated July 9, 2007, recorded in Deed Book 328, page 75.

And being a portion of the property conveyed by Central States Coal Reserves of Kentucky, LLC, to Midwest Coal Reserves of Kentucky, LLC by Deed of Confirmation dated December 22, 2011, recorded in Deed Book 347, page 227-240.

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And being the same property conveyed by Midwest Coal Reserves of Kentucky, LLC to Armstrong Coal Company, Inc., by Deed dated             , 2011, of record in Deed Book             , page             .

END OF EXHIBIT A

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EXHIBIT B-1

TO

MORTGAGE

Map

1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
Pride
Bordley
Dyson
Holeman Hill
Cullen
DITCH
CORBETT

Owned KY #9 Seam Tracts

Scale: 1"=2,000'

Exhibit B-1
KY #9 Seam Owned Tracts
Union County, KY

Tract Key to Exhibit B-1 Map

Land Contract No.	Map Tract
136-044	1
136-045	2
136-312 T2	3
136-312 T1	4
136-083 P1	5
136-046 All Tr.	6
136-089 P2-P6	7
136-313	8
136-134	9
136-084 P1T1	10
136-084 P1T2	11
136-084 P3	12
136-098 P1 Item 50	13
136-092 T3-T7	14
136-227	15
136-230 T1&T2	16
136-098 P1-P7 Item 51	17
136-020 All TR.	18
136-234 T1-T3	19

END OF EXHIBIT B-1

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